As Filed with the Securities and Exchange Commission on October 20, 2008
REGISTRATION NO. 333-83362
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 20

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 89

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Name of Depositor)

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (781) 237-6030

Sandra M. DaDalt, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 1335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N.W.
Suite 400 East
Washington, D.C. 20007-0805

It is proposed that this filing will become effective (check appropriate box)

☑ immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on (date) pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

PROSPECTUS
OCTOBER 20, 2008
SUN LIFE FINANCIAL MASTERS® EXTRA

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):

Large-Cap Equity Funds	International/Global Small/Mid-Cap Equity Funds
AllianceBernstein VPS Wealth Appreciation Strategy	First Eagle Overseas Variable Fund
Portfolio, Class B3	Emerging Markets Equity Funds
Columbia Marsico 21st Century Fund, Variable Series -	Lazard Retirement Emerging Markets Equity Portfolio[3]
B Class	MFS® Emerging Markets Equity Portfolio - S Class
Columbia Marsico Growth Fund, Variable Series - B Class	Specialty Sector Equity Funds
Fidelity® VIP Contrafund Portfolio - Service Class 2[3]	MFS® Utilities Portfolio - S Class
Huntington VA Dividend Capture Fund[5]	Specialty Sector Commodity Funds
Huntington VA Growth Fund[5]	PIMCO VIT CommodityRealReturn Strategy
Huntington VA Income Equity Fund[5]	Portfolio - Admin. Class
Huntington VA Macro 100 Fund[5]	Real Estate Equity Funds
Lord Abbett Series Fund All Value Portfolio - Class VC	Sun Capital Global Real Estate Fund - S Class
MFS® Core Equity Portfolio - S Class	Asset Allocation Funds
MFS® Value Portfolio - S Class	AllianceBernstein VPS Balanced Wealth Strategy
Mutual Shares Securities Fund - Class 2	Portfolio, Class B3
Oppenheimer Capital Appreciation Fund/VA -	BlackRock Global Allocation V.I. - Class 3[3]
Service Shares	Fidelity® VIP Balanced Portfolio - Service Class 2
SCSM Davis Venture Value Fund - S Class	Franklin Income Securities Fund - Class 2
SCSM WMC Large Cap Growth Fund - S Class[2,3]	Franklin Templeton VIP Founding Funds Allocation
SCSM Lord Abbett Growth & Income Fund - S Class[3]	Fund, Class 2[3,4]
SCSM Oppenheimer Large Cap Core Fund - S Class	MFS® Total Return Portfolio - S Class
Van Kampen LIT Comstock Portfolio II	Oppenheimer Balanced Fund/VA - Service Shares
Mid-Cap Equity Funds	SCSM Ibbotson Balanced Fund - S Class[3,4]
Fidelity® VIP Mid Cap Portfolio - Service Class 2	SCSM Ibbotson Growth Fund- S Class[3,4]
Huntington VA Mid Corp America Fund[5]	SCSM Ibbotson Moderate Fund - S Class[3,4]
Huntington VA New Economy Fund[5]	Van Kampen UIF Equity & Income Portfolio II3
Lord Abbett Series Fund Growth Opportunities	Target Date Funds
Portfolio - Class VC	Fidelity® VIP Freedom 2015 Portfolio - Service Class 2[4]
SCSM WMC Blue Chip Mid Cap Fund - S Class[3]	Fidelity® VIP Freedom 2020 Portfolio - Service Class 2[4]
SCSM Goldman Sachs Mid Cap Value Fund - S Class[3]	Money Market Funds
Van Kampen UIF Mid Cap Growth Portfolio II3	Sun Capital Money Market Fund - S Class
Van Kampen UIF U.S. Mid Cap Value Portfolio II3	Short-Term Bond Funds
Small-Cap Equity Funds	SCSM Goldman Sachs Short Duration Fund - S Class[3]
Franklin Small Cap Value Securities Fund - Class 2	Intermediate-Term Bond Funds
Huntington VA Situs Fund[5]	Huntington VA Mortgage Securities Fund[5]
SCSM AIM Small Cap Growth Fund - S Class[3]	MFS® Bond Portfolio - S Class
SCSM Dreman Small Cap Value Fund - S Class[3]	MFS® Government Securities Portfolio - S Class
SCSM Oppenheimer Main Street Small Cap Fund - S Class	SCSM PIMCO Total Return Fund - S Class[3]
International/Global Equity Funds	Sun Capital Investment Grade Bond Fund® - S Class
AllianceBernstein VPS International Growth Portfolio,	Inflation Protected Bond Funds
Class B3	SCSM BlackRock Inflation Protected Bond Fund - S Class[3]
SCSM AllianceBernstein International Value Fund - S Class[3]	Multi-Sector Bond Funds
Columbia Marsico International Opportunities Fund,	Franklin Strategic Income Securities Fund - Class 2
Variable Series - B Class	High Yield Bond Funds
Huntington VA International Equity Fund[5]	SCSM PIMCO High Yield Fund - S Class[3]
Huntington VA Rotating Markets Fund[5]	Emerging Markets Bond Fund
MFS® International Growth Portfolio - S Class	PIMCO VIT Emerging Markets Bond Portfolio -
MFS® International Value Portfolio - S Class	Admin. Class
MFS® Research International Portfolio - S Class
Oppenheimer Global Securities Fund/VA - Service Shares
Templeton Growth Securities Fund - Class 2

[1]	Formerly SCSM Blue Chip Fund - S Class.
[2]	Formerly SCSM FI Large Cap Growth Fund - S Class
[3]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
[4]	These are Fund of Funds options and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
[5]	Only available if you purchased your Contract through a Huntington Bank representative.

AllianceBernstein L.P. advises the AllianceBernstein VPS Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Funds Trust. Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. (with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited serving as sub-advisers).  Fidelity® Management & Research Company advises Fidelity VIP Balanced Portfolio and Fidelity VIP Mid Cap Portfolio (with Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited serving as sub-advisers). Franklin® Advisers, Inc. advises Franklin Small Cap Value Securities Fund, Franklin Income Securities Fund and Franklin Strategic Income Securities Fund. Franklin® Mutual Advisers, LLC advises Mutual Shares Securities Fund. Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds (with the following advising the underlying portfolios of the fund: Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund). Huntington Asset Advisors, Inc., advises the Huntington VA Funds: Huntington VA Macro 100 Fund (sub-advised by Laffer Investments Inc.) Lazard Asset Management LLC advises the Lazard Retirement Portfolio.  Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios. Morgan Stanley Investment Management Inc. advises the Van Kampen UIF Funds. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers®, Inc. advises the Fidelity VIP Freedom Portfolios. Sun Capital Advisers LLC, our affiliate, advises the Sun Capital Funds; SCSM BlackRock Inflation Protected Bond Fund (sub-advised by BlackRock Financial Management, Inc.), SCSM Davis Venture Value Fund (sub-advised by Davis Advisors);  SCSM Oppenheimer Main Street Small Cap Fund and SCSM Oppenheimer Large Cap Core Fund (sub-advised by OppenheimerFunds, Inc.;) SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC); SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.); SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund, and SCSM Ibbotson Moderate Growth Fund (ub-advised by Ibbotson Associates, Inc.); SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund (sub-advised by Pacific Investment Management Company LLC); and the SCSM WMC Blue Chip Mid Cap Fund and SC WMC Large Cap Growth Fund (sub-advised by Wellington Management Company, LLP); SCSM AIM Small Cap Growth Fund (sub-advised by Invesco Aim Advisors, Inc.), SCSM Dreman Small Cap Value Fund (sub-advised by Dreman Value Management, L.L.C.); SCSM AllianceBernstein International Value Fund (sub-advised by AllianceBernstein L.P.). Templeton® Global Advisors Limited advises Templeton Growth Securities Fund (sub-advised by Templeton Asset Management Limited). Van Kampen Asset Management advises the Van Kampen LIT Portfolio.

Please refer to the appendix entitled "Previously Available Investment Options" for information about certain Funds that are no longer available in connection with new Contracts being issued, but that are still available under certain Contracts that are already outstanding.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated October 20, 2008 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 126 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Expenses associated with contracts offering a bonus credit may be higher than those associated with contracts that do not offer a bonus credit. The bonus credit may be more than offset by the charges associated with the credit.

Any reference in this Prospectus to receipt by us means receipt at the following address: SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481

TABLE OF CONTENTS

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Purchase Payment Interest [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT                                                                                                                                                                [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Benefits [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
AVAILABILITY OF OPTIONAL LIVING BENEFITS  [INSERT PAGE NUMBER]
SUMMARY OF GUARANTEED MINIMUM WITHDRAWAL BENEFITS  [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: SECURED RETURNS FOR LIFE PLUSSM [INSERT PAGE NUMBER]
Guaranteed Minimum Accumulation Benefit ("AB") Plan [INSERT PAGE NUMBER]
Guaranteed Minimum Withdrawal Benefit ("WB") Plan [INSERT PAGE NUMBER]
Cost of Secured Returns for Life Plus [INSERT PAGE NUMBER]
Withdrawals Under Secured Returns for Life Plus [INSERT PAGE NUMBER]
Annuitization Under the WB Plan [INSERT PAGE NUMBER]
Cancellation of Secured Returns for Life Plus [INSERT PAGE NUMBER]
Revocation of Secured Returns for Life Plus [INSERT PAGE NUMBER]
Step-Up [INSERT PAGE NUMBER]
Subsequent Purchase Payments After a Step-Up [INSERT PAGE NUMBER]
Renewal of Secured Returns for Life Plus [INSERT PAGE NUMBER]
Refund of Secured Returns for Life Plus Charges Under the AB Plan [INSERT PAGE NUMBER]
Death of Participant Under the AB Plan [INSERT PAGE NUMBER]
Death of Participant Under the WB Plan [INSERT PAGE NUMBER]
Certain Tax Considerations [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT RIDER: RETIREMENT INCOME ESCALATORSM II  [INSERT PAGE NUMBER]
Determining Your Withdrawal Benefit Base  [INSERT PAGE NUMBER]
Determining Your Annual Withdrawal Amount  [INSERT PAGE NUMBER]
How RIE II Works  [INSERT PAGE NUMBER]
Withdrawals Under RIE II  [INSERT PAGE NUMBER]
Cost of RIE II  [INSERT PAGE NUMBER]
Step-Up Under RIE II  [INSERT PAGE NUMBER]
Joint-Life Coverage  [INSERT PAGE NUMBER]
Cancellation of RIE II  [INSERT PAGE NUMBER]
Death of Participant Under RIE II with Single-Life Coverage  [INSERT PAGE NUMBER]
Death of Participant Under RIE II with Joint-Life Coverage  [INSERT PAGE NUMBER]
Annuitization Under RIE II  [INSERT PAGE NUMBER]
Certain Tax Considerations  [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT RIDER: Income ON Demand® II [INSERT PAGE NUMBER]
Determining Your Income Benefit Base  [INSERT PAGE NUMBER]
Determining Your Stored Income Balance  [INSERT PAGE NUMBER]
How IOD II Works  [INSERT PAGE NUMBER]
Withdrawals Under IOD II  [INSERT PAGE NUMBER]
Cost of IOD II  [INSERT PAGE NUMBER]
Step-Up Under IOD II  [INSERT PAGE NUMBER]
Joint-Life Coverage  [INSERT PAGE NUMBER]
Cancellation of IOD II  [INSERT PAGE NUMBER]
Death of Participant Under IOD II with Single-Life Coverage  [INSERT PAGE NUMBER]
Death of Participant Under IOD II with Joint-Life Coverage  [INSERT PAGE NUMBER]
Annuitization Under IOD II  [INSERT PAGE NUMBER]
Certain Tax Considerations  [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: Income ON Demand® II Escalator [INSERT PAGE NUMBER]
Determining Your Income Benefit Base  [INSERT PAGE NUMBER]
Determining Your Annual Income Amount  [INSERT PAGE NUMBER]
Determining Your Stored Income Balance  [INSERT PAGE NUMBER]
How IOD II Escalator Works  [INSERT PAGE NUMBER]
Withdrawals Under IOD II Escalator  [INSERT PAGE NUMBER]
Cost of IOD II Escalator  [INSERT PAGE NUMBER]
Step-Up Under IOD II Escalator  [INSERT PAGE NUMBER]
Joint-Life Coverage  [INSERT PAGE NUMBER]
Cancellation of IOD II Escalator  [INSERT PAGE NUMBER]
Death of Participant Under IOD II Escalator with Single-Life Coverage  [INSERT PAGE NUMBER]
Death of Participant Under IOD II Escalator with Joint-Life Coverage  [INSERT PAGE NUMBER]
Annuitization Under IOD II Escalator  [INSERT PAGE NUMBER]
Certain Tax Considerations  [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: Income ON Demand® II Plus [INSERT PAGE NUMBER]
Determining Your Income Benefit Base  [INSERT PAGE NUMBER]
Determining Your Stored Income Balance  [INSERT PAGE NUMBER]
How IOD II Plus Works  [INSERT PAGE NUMBER]
Withdrawals Under IOD II Plus  [INSERT PAGE NUMBER]
Cost of IOD II Plus  [INSERT PAGE NUMBER]
Step-Up Under IOD II Plus  [INSERT PAGE NUMBER]
Joint-Life Coverage  [INSERT PAGE NUMBER]
Cancellation of IOD II Plus  [INSERT PAGE NUMBER]
Death of Participant Under IOD II Plus with Single-Life Coverage  [INSERT PAGE NUMBER]
Death of Participant Under IOD II Plus with Joint-Life Coverage  [INSERT PAGE NUMBER]
Annuitization Under IOD II Plus  [INSERT PAGE NUMBER]
Certain Tax Considerations  [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTORSM [INSERT PAGE NUMBER]
Cost of Retirement Asset Protector [INSERT PAGE NUMBER]
How Retirement Asset Protector Works [INSERT PAGE NUMBER]
Withdrawals Under Retirement Asset Protector [INSERT PAGE NUMBER]
Step-Up Under Retirement Asset Protector [INSERT PAGE NUMBER]
Renewal of Retirement Asset Protector [INSERT PAGE NUMBER]
Cancellation of Retirement Asset Protector [INSERT PAGE NUMBER]
Death of Participant Under Retirement Asset Protector [INSERT PAGE NUMBER]
Certain Tax Considerations [INSERT PAGE NUMBER]
DESIGNATED FUNDS  [INSERT PAGE NUMBER]
BUILD YOUR PORTFOLIO [INSERT PAGE NUMBER]
TAX ISSUES UNDER OPTIONAL LIVING BENEFITS [INSERT PAGE NUMBER]
Tax Issues Under Secured Returns for Life Plus [INSERT PAGE NUMBER]
Tax Issues Under Retirement Income Escalator II  [INSERT PAGE NUMBER]
Tax Issues Under the Income ON Demand II, Income ON Demand II Escalator, or Income ON Demand II Plus  [INSERT PAGE NUMBER]
Tax Issues Under Retirement Asset Protector [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit Riders [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
THE INCOME PHASE -- ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of Annuitant(s) [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION[INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - OPTIONAL DEATH BENEFIT EXAMPLES [INSERT PAGE NUMBER]
APPENDIX D - CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT) [INSERT PAGE NUMBER]
APPENDIX E - SECURED RETURNS FOR LIFE BENEFIT [INSERT PAGE NUMBER]
APPENDIX F - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS [INSERT PAGE NUMBER]
APPENDIX G - SECURED RETURNS BENEFIT [INSERT PAGE NUMBER]
APPENDIX H - SECURED RETURNS 2 BENEFIT [INSERT PAGE NUMBER]
APPENDIX I - SECURED RETURNS FOR LIFE PLUS BENEFIT EXAMPLES [INSERT PAGE NUMBER]
APPENDIX J - RETIREMENT INCOME ESCALATOR  [INSERT PAGE NUMBER]
APPENDIX K - Income ON Demand® Benefit  [INSERT PAGE NUMBER]
APPENDIX L - BUILD YOUR PORTFOLIO  [INSERT PAGE NUMBER]
APPENDIX M - CONDENSED FINANCIAL INFORMATION  [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial Masters® Extra Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase.  You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. However, if you are participating in an optional living benefit other than Secured Returns for Life Plus, you may make Purchase Payments only during your first Account Year.  If you are participating in Secured Returns for Life Plus and have selected the withdrawal benefit, additional Purchase Payments are prohibited only after the fourth Account Year. Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.  In addition, we will credit your Contract with interest, which we refer to as "Purchase Payment Interest", at a rate of 2% or 6% of each Purchase Payment based upon the interest rate option you choose when you apply for your Contract. This option may not be available in all states.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options.  Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.40% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007 and you were 76 years or older on the Open Date, we deduct a mortality and expense risk charge at an annual rate of 1.60% of the average daily value of the Contract invested in the Variable Account.  We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from an annual rate of 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

If you elect an optional living benefit, we will assess a periodic charge at a rate that differs among the optional living benefits. Currently, however, the annual amount of the charge in no case exceeds 1.15% of the highest Account Value (or other benefit base for the optional living benefit in question) during the year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds.  The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in one of six optional living benefits available under your Contract. Each option provides the living benefits guarantee in a different way:

●	Secured Returns for Life Plus offers a choice between a guaranteed minimum accumulation benefit ("GMAB") and a guaranteed minimum withdrawal benefit ("GMWB").

●
Retirement Income Escalator II offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

●
Income ON Demand II offers an income storage benefit that provides guaranteed lifetime withdrawals, and allows you to store the guaranteed lifetime withdrawal payments, rather than requiring you to take the annual payments or lose them.

●	Income ON Demand II Escalator offers all the features of Income ON Demand II. It also allows the opportunity to increase your annual payments at later ages.

●
Income ON Demand II Plus offers all the features of Income ON Demand II.  It also offers an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals in early Account Years.

●	Retirement Asset Protector Rider offers a stand-alone GMAB.

The optional living benefits are available only if you are age 85 or younger on the Open Date. If you purchase an optional living benefit, your investment choices are limited to the Designated Funds. Your optional living benefit terminates if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In addition, a change of ownership may also terminate your living benefit. Under all of the optional living benefits other than Secured Returns for Life Plus, you may make Purchase Payments only during your first Account Year.  Under Secured Returns for Life Plus, additional Purchase Payments are prohibited only after the fourth Account Year and, then, only if you selected the withdrawal benefit. Withdrawals taken in excess of prescribed amounts may adversely affect benefits under all of the riders except Retirement Asset Protector and Secured Returns for Life Plus.  In addition, withdrawals taken prior to prescribed dates may adversely affect benefits under all of the riders except Retirement Asset Protector. All six of the optional living benefits allow you to "step-up" your guaranteed amount on an annual basis, if eligible.  Not all of the optional living benefits are available in all states.

In addition to the currently available optional living benefits listed above, three other optional living benefits were previously available: Secured Returns for Life, Secured Returns, and Secured Returns 2. Although these three optional living benefits are no longer being issued, they are still in force under many Contracts that are already outstanding. Two other optional living benefits – Retirement Income Escalator and Income ON Demand – are still available for a limited period of time as described under “Availability of Optional Living Benefits.” Each of these five optional living benefits are discussed in a separate Appendix at the end of this prospectus:

Appendix E - Secured Returns for Life Benefit
Appendix G - Secured Returns Benefit
Appendix H - Secured Returns 2 Benefit
Appendix J - Retirement Income Escalator
Appendix K - Income ON Demand

Availability of Optional Living Benefits

Effective October 20, 2008, the following four optional living benefits (each one, a “New Living Benefit”) are available with all Sun Life Financial Masters Extra Contracts issued after the "Date of Availability" as defined below:

Income ON Demand II
Income ON Demand II Escalator
Income ON Demand II Plus
Retirement Income Escalator II

With respect to each of the New Living Benefits, the Date of Availability is the later of October 20, 2008, and the date on which the New Living Benefit is first available for sale through your sales representative in the state of issue and in the state where you reside. (In no event will the New Living Benefits be available to Contracts issued prior to October 20, 2008.)  To see whether the New Living Benefits are available for sale to you, contact your sales representative or call (800) 752-7215.

With all Contracts issued before the Date of Availability, only the following optional living benefits are available:

Secured Returns for Life Plus
Income ON Demand (IOD)
Retirement Asset Protector
Retirement Income Escalator (RIE )

If you purchased IOD or RIE on or after October 20, 2008, and prior to the Date of Availability, you may elect to exchange your rider for a New Living Benefit.  (For more details about exchanging, see “AVAILABILITY OF OPTIONAL LIVING BENEFITS.”

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds.  Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, the total insurance charges are deducted on a daily basis at an annual rate of 1.70% of your Account Value invested in the Variable Account.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing an optional death benefit rider that is available in your state.  If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date.  If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value.  You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  This "free withdrawal amount" equals the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) your Contract's earnings in the prior Account Year and (2) 10% of all Purchase Payments made in the last 7 Account Years.  All other Purchase Payments will be subject to a withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)
          P. O. Box 9133
          Wellesley Hills, Massachusetts  02481
          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		8%[1]

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):		0% - 3.5%[2]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50[3]

Variable Account Annual Expenses (as a percentage of net Variable Account assets) 4

Mortality and Expense Risks Charge:	1.40%[5]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.70%

Charges for Optional Death Benefit Features

Death Benefits Available [6]	Fee as a% of Account Value
Maximum Anniversary Account Value	0.20%
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%

Maximum Annual Charge for an Optional Death Benefit Rider (as a percentage of Account Value):	0.40%

Charges for Optional Living Benefit Features

Living Benefits Currently Available [7]	Maximum Annual Fee [8]
Secured Returns for Life Plus Living Benefit (as a percentage of the highest Account Value during the Account Year):	0.50%
Retirement Income Escalator II Living Benefit (as a percentage of the highest Withdrawal Benefit Base[9] during the Account Year):	1.00%
Income ON Demand II Living Benefit (as a percentage of the highest Fee Base[10] during the Account Year):	0.85%
Income ON Demand II Escalator Living Benefit (as a percentage of the highest Fee Base[10] during the Account Year):	1.00%
Income ON Demand II Plus Living Benefit (as a percentage of the highest Fee Base[10] during the Account Year):	1.15%
Retirement Asset Protector Living Benefit (as a percentage of the highest Retirement Asset Protector Benefit Base[11] during the Account Year):	0.35%

Previously Available Living Benefits [12]	Maximum Annual Fee
Maximum Charge for Secured Returns Optional Benefit (as a percentage of average daily net assets):	0.40%
Maximum Charge for Secured Returns for Life or Secured Returns 2 (as a percentage of the highest Account Value during the Account Year):	0.50%[8]
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base[9] during the Account Year):	0.95%[8]
Income ON Demand Living Benefit (as a percentage of the highest Income Benefit Base[13] during the Account Year):	0.85%[8]

Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest Account Value or other fee base during the Account Year):	1.15%

Total Variable Account Annual Expenses (1.70%) plus Maximum Charges for an Optional Death Benefit (0.40%) and an Optional Living Benefit (1.15%) (as a percentage of Account Value):	3.25%[14,15]

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[16]	0.65%	5.26%

[1]
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.  (See "Withdrawal Charges.")

[2]
The premium tax rate and base vary by your state of residence and the type of Contract you own. Currently, we deduct premium taxes from Account Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[3]
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

[4]
All of the Variable Account Annual Expenses, except for the charges for optional living benefit riders, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit rider is assessed on a quarterly basis.

[5]
For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.60% if you were age 76 or older on the Contract's Open Date. In that case, the rate for "Total Variable Account Annual Expenses (without optional benefits)" would be 1.90%.

[6]
The optional death benefit riders are described under "Death Benefit."  These riders are available only if you are younger than age 80 on the Open Date.  The charge varies depending upon the rider selected as shown under "Charges for Optional Benefit Riders."

[7]
You may only elect one optional living benefit. Each optional living benefit, including the charges therefore is described in detail under a separate heading bearing its name.  As discussed under those headings, if, after you acquire one of these optional living benefits, you elect to increase or renew certain benefits under the optional living benefit, we have the right to increase the rate of the charge to what we are then charging on newly issued optional living benefits of the same type or to a rate based on then-current market conditions. If your Secured Returns for Life Plus benefit is cancelled, you will continue to pay the charge for the benefit until your 7th Account Anniversary.

[8]
The charges shown are assessed and deducted quarterly based upon the Account Value or other fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. If your Secured Returns for Life Plus benefit is cancelled, you will continue to pay the charge for the benefit until your 7th Account Anniversary. See "Cost of Secured Returns for Life Plus," "Cost of RIE II," "Cost of IOD II," "Cost of IOD II Escalator ," "Cost of IOD II Plus," "Cost of Retirement Asset Protector," "APPENDIX E - SECURED RETURNS FOR LIFE BENEFIT," "APPENDIX H - SECURED RETURNS 2 BENEFIT," "APPENDIX J - RETIREMENT INCOME ESCALATOR," and "APPENDIX K - Income ON Demand Benefit."

[9]	The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See "OPTIONAL LIVING BENEFIT: RETIREMENT INCOME ESCALATOR II."

[10]
The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See "OPTIONAL LIVING BENEFIT: Income ON Demand II," "OPTIONAL LIVING BENEFIT: Income ON Demand II Escalator," and "OPTIONAL LIVING BENEFIT: Income ON Demand II Plus."

[11]
The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See "OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTOR."

[12]
Although these optional living benefits are no longer being issued, these previously available optional living benefits are still in force under many outstanding Contracts. For more information on these previously issued optional living benefits, including how the fees are calculated, please see "APPENDIX E - SECURED RETURNS FOR LIFE BENEFIT", "APPENDIX G - SECURED RETURNS BENEFIT", "APPENDIX H - SECURED RETURNS 2 BENEFIT," APPENDIX J - RETIREMENT INCOME ESCALATOR," and "APPENDIX K - Income ON Demand Benefit." As discussed in Appendix E, Appendix H, Appendix J and Appendix K, if you elect to increase certain benefits under the Secured Returns for Life, Secured Returns 2, Retirement Income Escalator or Income ON Demand living benefits , we have the right to increase the rate of the charge based on then-current market conditions. Under these outstanding Contracts, you were permitted to select only one optional living benefit.

[13]	The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments.

[14]
This amount assumes that the EEB Premier with MAV or EEB Premier with 5% Roll-Up (0.40%) was selected and the Income ON Demand II Plus Optional Living Benefit with joint-life coverage (1.15%) was also selected (in addition to the 1.05% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee).  It also assumes that the living benefit’s initial fee base is equal to the Account Value.  If the fee base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

[15]
This chart shows your Total Variable Account Expenses before you annuitize your Contract. As stated in "Amount of Annuity Payments," after you annuitize your Contract, your insurance charges will be at an annual rate of 1.70% of average daily net Variable Account assets. This means that, after you annuitize, we will not deduct the Mortality and Expense Risks Charges; nor will we deduct the charges for any optional living or death benefit features.  Instead, the 1.70% insurance charge compensates us for ongoing administrative expenses. It includes the Administrative Expenses Charge and the Distribution Fee.

[16]
The expenses shown, which include any acquired fund fees and expenses, are for the year ended December 31, 2007, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2009. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds were 0.65% and 1.73%, respectively. However, if only the contractual arrangements were taken into account (but not the voluntary arrangements) were taken into account, these percentages would still have been 0.65% and 1.73%. Expenses are based on estimates for any fund reporting operating results for less than 10 months for the current fiscal year. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including an optional death benefit (EEB Premier with MAV or EEB Premier with 5% Roll-Up) and the most expensive optional living benefit (Income ON Demand II Plus with joint-live coverage).  If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000.  In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,569	$3,064	$4,402	$7,430

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$862	$2,495	$4,019	$7,430

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$862	$2,495	$4,019	$7,430

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix M.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing an optional death benefit rider and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract.  A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age.  Your individual representative will describe any such limitations.  You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time.  At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When we receive your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit.

If you are participating in an optional living benefit other than Secured Returns for Life Plus, you may make Purchase Payments only during your first Account Year.  If you are participating in Secured Returns for Life Plus, additional Purchase Payments are prohibited only after the fourth Account Year and, then, only if you selected the withdrawal benefit.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

Purchase Payment Interest

We will credit your Contract with interest, which we refer to as "Purchase Payment Interest," at the rate you selected when you applied for the Contract. Currently, we offer 2 interest rate options:

Option A: The 2% Five-Year Anniversary Interest Option - Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, if you chose this option, we will credit your Contract with interest at a rate of 2% of the Account Value at the end of every Fifth-Year Anniversary.

Option B: The 6% Interest Option - Under this option we will credit your Contract with interest at a rate of 6% of each Purchase Payment made on or after August 25, 2008. Purchase Payments made under Option B between July 24, 2006, and August 24, 2008, were credited with interest at the rate of 5% of the Purchase Payment. Prior to July 24, 2006, Purchase Payments made under this option were credited with interest pursuant to the Purchase Payment Interest schedule in effect for Option B at the time the Contract was purchased, including any year-end credit. This option may not be available in all states.

We credit Purchase Payment Interest during the same Valuation Period in which we receive the Purchase Payment. We allocate the Purchase Payment Interest to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any Fifth-Year Anniversary credit under Option A, we allocate the credit on a pro rata basis to all Sub-Accounts and/or Guarantee Periods in which you are invested, excluding any Guarantee Periods established to support a dollar-cost averaging program. Any additional interest adjustments will be credited on your Account Anniversary.

The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the "Adjusted" Purchase Payment Interest if the Contract is returned during the "free look period." For a description of the free look period and Adjusted Purchase Payment Interest, see "Right to Return." For examples of how we calculate Purchase Payment Interest, see Appendix D.

We may credit Purchase Payment Interest at rates other than those described above on Contracts sold to officers, directors and employees of the Company or its affiliates, registered representatives, and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. The Company expects to make a profit on Purchase Payment Interest from the mortality and expense risk charge.

We may also credit the Purchase Payment Interest rates described above using different Net Purchase Payment dollar amount thresholds. Any change in the Net Purchase Payment dollar amount thresholds will be offered to all Participants on a prospective basis.

See "Tax Considerations -- Qualified Retirement Plans," if this Contract is to be purchased in connection with a tax qualified plan under Section 401(a) of the Code or a tax deferred annuity arrangement under Section 403(b) of the Code.

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus the applicable asset-based charge for certain optional benefit riders.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice from you electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.  Additional restrictions apply to transfers made under any of the Optional Living Benefit Riders.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under "Short-Term Trading," or to change them.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Participants.  Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Participants.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks.  The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Participants may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under "Permitted Transfers" and "Short-Term Trading"), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the "Funds' Shareholder Trading Policies") are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Permitted Transfers" and under "Short-Term Trading." Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative service fee, the distribution fee, or the annual Account Fee, credit additional amounts, grant bonus Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following Optional Programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)  Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned (excluding Purchase Payment Interest).

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

One asset allocation program consists of one or more asset allocation models that we may make available from time to time.  You may participate in no more than one such model at a time.  Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. We may add or delete such models in the future.

Our asset allocation models are "static."  That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, the models we are offering to new Contract purchasers will be reviewed annually to determine whether the investment objective of the model is being met in light of changing markets.  Based upon this review, new models may be substituted for any existing models offered to new Contract purchasers.  If so, any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Participants who elect an asset allocation model on or after that date.  Participants of any existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model.  However, such Participants may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Another asset allocation program that we offer involves your investment in a "Fund of Funds" structure, which permits you to invest in Funds that focus on the differing asset classes.  Three Variable Sub-Accounts, SC Ibbotson Moderate Sub-Account, SC Ibbotson Balanced Sub-Account, and SC Ibbotson Growth Sub-Account, invest in three differing Fund of Funds investment options.  The Fund of Funds differ in their allocations to asset classes that reflect differing risk characteristics of the Funds in which they invest, ranging from moderate conservative to moderate aggressive. This means the adviser of each Fund of Funds seeks to achieve its objective by investing in a portfolio of Funds which in turn invest in a variety of U.S. and foreign equity, fixed income and money market securities. The expenses of a Fund of Funds may be higher than a regular fund because of this two-tier structure. The investment objectives of the SC Ibbotson Moderate Fund, SC Ibbotson Balanced Fund, and SC Ibbotson Growth Fund are described in each Fund’s prospectus.  Please contact your financial advisor for additional detail regarding asset allocation and these three Variable Sub-Accounts.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000. Limits on your systematic withdrawal may apply if you purchased an optional living benefit rider.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payments and Purchase Payment Interest between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment and Purchase Payment Interest (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

     Travel Assistance Program

This program may provide some or all of the following services, provided by a third party we designate, when the person covered is 100 miles or more away from home:

●	Referral to an English-speaking doctor or hospital for medical consultation and evaluation
●	Hospital admission guarantee, assuming the covered person has applicable health coverage
●	Emergency evacuation, if necessary
●	Critical care monitoring of attending doctor/hospital
●	Medically supervised repatriation, if the person covered requires assistance returning home after hospitalization
●	Assistance in filling prescriptions, if required
●	Receipt and transmission of necessary emergency messages
●	Telephone counseling and referrals if the person covered experiences emotional trauma
●	Transportation to join a covered person who was traveling alone and will be hospitalized more than seven days
●	Transportation home for minor children left unattended by the covered person’s illness or injury
●	Legal and interpreter referrals
●	Return of mortal remains

The “person covered” is:

●	The Owner as identified in the Contract, if the Contract is owned by one or more individuals; or
●	The Annuitant as identified in the Contract, if the Contract is owned by a non-natural entity.

There is no charge for this program, and you are automatically enrolled in the program if your Contract is eligible for the program and you do not instruct us otherwise. Your Contract is eligible for the program if its Open Date is on or after October 20, 2008, and the program has been approved in your state and by the firm through whom you purchased your Contract. The program will terminate when your Contract terminates, you change ownership of your Contract, or you instruct us to cancel your participation in the program.

Ask your sales representative for the brochure that provides additional detail about the Travel Assistance Program.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract, except as may be otherwise provided under the terms of any optional living benefit rider that you have elected.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or MVA and then reduce the value of your Account by the gross amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected "Build Your Portfolio," withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefit and optional death benefit riders that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, in good order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn, PLUS the greater of:

●	your Contract's earnings (defined below) during the prior Account Year; and

●	10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year.

Any portion of the "free withdrawal amount" that you do not use in an Account Year is not cumulative; that is, it will not be carried forward or available for use in future years.

Your Contract's earnings during the prior Account Year are equal to:

●	the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year, minus

●	any Purchase Payments made during the prior Account Year, plus

●	any partial withdrawals and charges taken during the prior Account Year.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.  The Withdrawal Charge scale is as follows:

Number of Account Years Payment Has Been In Your Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 7% regardless of the issue date of the Contract.

The withdrawal charge will never be greater than 8% of the aggregate amount of Purchase Payments you make under your Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods is equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.40% of your average daily Variable Account Value. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders and any optional living benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We expect to make a profit on the excess expense charge associated with the Purchase Payment Interest. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.60% (rather than 1.40%), if you were age 76 or older on the Contract's Open Date. Also, during the Income Phase of a Contract, the total insurance charges are at an annual rate of 1.70% of the average daily net value of the Contract invested in the Variable Account, regardless of your age on the Open Date.

Charges for Optional Benefits

You may only elect one of the currently available optional living benefits. If you elect an optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge depends upon the benefit you elect as shown in the following chart. (The chart shows the charges for the forms of optional living benefits that are currently being offered. For more information about these charges, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see "FEES AND EXPENSES.")

Living Benefits Currently Available	Maximum Charge per Account Year

Secured Returns for Life Plus	0.50% of highest Account Value during Account Year[1]
Retirement Income Escalator II	1.00% of the highest Withdrawal Benefit Base during the Account Year[2]
Income ON Demand Benefit II	0.85% of highest Income Fee Base during Account Year[3]
Income ON Demand II Escalator	1.00% of highest Fee Base during Account Year[3]
Income ON Demand II Plus	1.15% of highest Fee Base during Account Year[3]
Retirement Asset Protector	0.35% of highest Retirement Asset Protector Benefit Base during Account Year[4]

[1] If your Secured Returns for Life Plus benefit is cancelled, you will continue to pay the charge for the benefit until your 7th Account Anniversary.
[2] The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.
[3] The Fee Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.
[4] The Retirement Asset Protector Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge based on your average daily Variable Account Value depending upon which of the optional death benefit rider(s) you elect. The effective annual percentage rates of these charges are set out below.

Rider(s) You Elect*	% of Variable Account Value
Maximum Anniversary Account Value	0.20%
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%
                     *As defined under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

AVAILABILITY OF OPTIONAL LIVING BENEFITS

A number of optional living benefits are offered under your Contract.  You may elect to participate in any one of these living benefits provided that it is available for sale through your sales representative in the state of issue and in the state where you reside. The following four optional living benefits (each one, a “New Living Benefit”) are available only on Contracts issued after the "Date of Availability" as defined below:

Income ON Demand II (IOD II)
Income ON Demand II Escalator (IOD II Escalator)
Income ON Demand II Plus (IOD II Plus)
Retirement Income Escalator II (RIE II)

With respect to each of the New Living Benefits, the Date of Availability is the later of October 20, 2008, and the date on which the New Living Benefit is first available for sale through your sales representative in the state of issue and in the state where you reside.  (In no event will the New Living Benefits be available to Contracts issued prior to October 20, 2008.)  With all Contracts issued before the Date of Availability, only the following optional living benefits are available:

Secured Returns for Life Plus
Income ON Demand (IOD)
Retirement Asset Protector
Retirement Income Escalator (RIE )

To see whether the New Living Benefits are available for sale to you, contact your sales representative or call (800) 752-7215.

If you purchased either IOD or RIE (each one, a “Current Living Benefit”) on or after October 20, 2008, and prior to the Date of Availability, have taken no withdrawals, and have not reached your first Contract anniversary, then you may elect to exchange your Current Living Benefit for a New Living Benefit as follows:

Contracts with	may elect
IOD	IOD II, IOD II Escalator, or IOD II Plus
RIE	RIE II

You may consider exchanging your Current Living Benefit for a New Living Benefit if you want to (1) participate in quarterly step-ups, (2) get higher amounts depending upon your age, or (3) receive a bonus if you defer withdrawals.  All of these benefits are described in greater detail in the following sections.

Income ON Demand allows you to withdraw guaranteed amounts each year for life and, beginning at age 55, to store any amounts not withdrawn in a given Account Year.  The three new Income ON Demand II products build on these same basic benefits.  Income ON Demand II allows you, beginning at age 50, to store any amounts not withdrawn in a given Account Year, and adds a quarterly step-up option.  Income ON Demand II Escalator allows you, beginning at age 50, to store any amounts not withdrawn in a given Account Year, adds a quarterly step-up option and allows you to take higher annual withdrawal amounts at later ages.  Income ON Demand II Plus adds a quarterly step-up option and allows you to increase your benefit base by 7% each year you defer taking withdrawals.

Retirement Income Escalator allows you to withdraw guaranteed amounts each year for life and to increase your benefit base by 7% each year you defer taking withdrawals.  Retirement Income Escalator II offers these same basic benefits.  In addition, it adds a quarterly step-up option and it allows you to take higher annual withdrawal amounts at later ages if eligible upon step-up.

Caution: If you purchase a Contract before the Date of Availability, there is no assurance that the New Living Benefits will become available through your sales representative in your state, and you therefore may never be able to change from a Current Living Benefit.

If you decide to exchange your Current Living Benefit for a New Living Benefit, you must notify us in writing of your decision within 60 days of the Date of Availability.

After you exchange your Current Living Benefit, the following terms and conditions will apply to the New Living Benefit:

●
If you originally elected IOD, your Annual Income Amount, Stored Income Balance and Income Benefit Base will not decrease in value when you elect a New Living Benefit, even if your Account Value has been reduced by poor investment performance. (There are conditions under which the Annual Income Amount might result in higher values, depending upon the age of the Participant.  See the “Determining your Annual Income Amount” under each of the IOD II riders.)

●
If you originally elected RIE, your Annual Withdrawal Amount, Lifetime Withdrawal Percentage, Withdrawal Benefit Base, and Bonus Base will not decrease when you elect RIE II, even if your Account Value has been reduced by poor investment performance.

●	All benefits provided under the New Living Benefit will be based on the Contract’s Issue Date.

●	Your Account Value will not be adjusted for fees and charges already taken.

●
Fees for the New Living Benefit may be higher, and will commence at the end of the Account Quarter in which the change occurs, and will apply, without proration, for the whole of that quarter, regardless of how long in that quarter you held the Current Living Benefit.

●
Your coverage, single-life or joint-life, will remain the same as it was on the Current Living Benefit. All coverage requirements, including ages and marital status, will be based on the Contract’s Issue Date.

●	In calculating the highest quarterly Account Value for step-ups under a New Living Benefit, we will not consider the Account Value for any Account Quarter prior to that in which the change occurs.

●	You will lose your tenth-year credit available under IOD if you exchange for IOD II, IOD II Escalator or IOD II Plus.

●
If you change from IOD to IOD II Plus, and you are in the IOD storage period, you will begin in your IOD II Plus Bonus Period and your available Stored Income Balance will be determined at the beginning of your Stored Income Period.  Because you are in the Bonus Period, your Stored Income Balance no longer applies and will be later determined at the beginning of the Stored Income Period.

Before you make a decision to change your Current Living Benefit, you should carefully read the disclosure in this prospectus describing the New Living Benefits.

SUMMARY OF GUARANTEED MINIMUM WITHDRAWAL BENEFITS

Five of the optional living benefits available under the Contracts provide a GMWB (guaranteed minimum withdrawal benefit) feature.  (That is to say, each of these benefits allows you to withdraw a guaranteed amount each year regardless of the investment performance of the funds in your Account.)  The following chart provides an overview of the withdrawal benefits available under each of the options.  For a complete description of each benefit, including all requirements and restrictions, you must read the disclosure under the next five sections of this prospectus.

LIVING BENEFIT	KEY FEATURES	WITHDRAWAL FEATURES
Secured Returns for Life Plus
You can
• Enroll in a GMAB (guaranteed minimum accumulation benefit)
• Switch to a GMWB anytime before the GMAB matures
• Choose between two GMWB options:
• Withdraw guaranteed amounts each year for life
• Withdraw your principal over time

Percentage of benefit base available for withdrawal annually: • 4% if age 59-64 at first withdrawal or step-up • 5% if age 65 or older at first withdrawal or step-up
Retirement Income Escalator II	You can: • Withdraw guaranteed amounts each year for life • Increase your benefit base by 7% each year you defer taking withdrawals
Percentage of benefit base available for withdrawal annually:
• 5% if age 59-69 at first withdrawal
• 6% if age 70-79 at first withdrawal or when step-up occurs
• 7% if age 80 or older at first withdrawal or when step-up occurs

Income ON Demand II	You can: • Withdraw guaranteed amounts each year for life • Store any amounts not withdrawn in a given Account Year, beginning at age 50	• 5% of benefit base available for withdrawal annually, beginning at age 59 • Can increase annual withdrawal amounts by converting stored income (one time only)
Income ON Demand II Escalator	You can: • Withdraw guaranteed amounts each year for life • Store any amounts not withdrawn in a given Account Year, beginning at age 50 • Take higher annual withdrawal amounts at later ages
• Percentage of benefit base available for withdrawal annually:
• 5% if age 59-69
• 6% if age 70-79 when storage begins or step-up occurs
• 7% if age 80 or older when storage begins or step-up occurs
• Can increase annual withdrawal amounts by converting stored income (one time only)

Income ON Demand II Plus
You can:
• Withdraw guaranteed amounts each year for life
• Store any amounts not withdrawn in a given Account Year, beginning at age 50
• Increase your benefit base by 7% each year you defer taking withdrawals

• 5% of benefit base available for withdrawal annually, beginning at age 59 • Can increase annual withdrawal amounts by converting stored income (one time only)

OPTIONAL LIVING BENEFIT: SECURED RETURNS FOR LIFE PLUSSM

At issue, you may elect to participate in an optional living benefit: Secured Returns for Life Plus ("Secured Returns for Life Plus" or a "Benefit"). The Benefit provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period. (You should note that the Benefit does not, in all cases, guarantee payments "for Life." Certain actions you take may reduce, or even exhaust, your Benefit.) You may elect the Benefit on or before the Issue Date, provided:

●	the benefit is available for sale both in the state where the Contract is sold and in the state where the Participant resides;

●	you limit the allocation of your Purchase Payments and Account Value to one of the investment options, known as Designated Funds that we make available with each living benefit;

●	the oldest Participant has not attained age 86 on the Open Date;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit available under your Contract.

You have the option of choosing between two different payment options under Secured Returns for Life Plus: the Guaranteed Minimum Accumulation Benefit ("AB Plan") and the Guaranteed Minimum Withdrawal Benefit ("WB Plan"). These options are described in detail, below, under captions containing those names.

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:
The date when the AB Plan matures.  If you are younger than 85 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your last step-up. (See "Step-Up.") If you are 85 on the Issue Date, your AB Plan Maturity Date is your maximum Annuity Commencement Date.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Plus 5 Period:	The period of time equal in length to the first 10 Account Years; or, if less than 10 years, the period of time up to the Account Year in which the oldest Participant attains age 80.

Bonus Base:
An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the "GLB amount"):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit (the "RGLB amount"):
The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the "GLB Base"):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Account Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest Participant will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:
Under this optional living benefit, the terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant as described under "Death of Participant Under the AB Plan" and "Death of Participant Under the WB Plan." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

Secured Returns for Life Plus may not be appropriate for all investors. Before purchasing Secured Returns for Life Plus, you should carefully consider the following:

Secured Returns for Life Plus may be appropriate for investors who:

●	want to protect their initial Purchase Payment from market declines (subsequent purchase payments may not be fully protected).
●	want the option of receiving a steady stream of income for life beginning on your first Account Anniversary after your 59th birthday.
●	are not prepared to decide at issue between participation in the AB Plan and participation in the WB Plan.

Secured Returns for Life Plus may be inappropriate for investors who:

●	want multiple owners.
●	want to invest in funds other than a Designated Fund.
●	want to withdraw more than a fixed amount each year.

You may combine your Secured Returns for Life Plus Benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns for Life Plus and any elected optional death benefit rider automatically terminate.

Secured Returns for Life Plus guarantees a return of your initial Purchase Payment regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit ("AB") Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit ("WB") Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life.

In addition, Secured Returns for Life Plus includes a bonus feature (called the "Plus 5 Program") that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan.  The bonuses under the Plus 5 Program are discussed further under "Plus 5 Program."

If you elect Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 95th birthday), and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled "Designated Funds."

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under "Step -Up") and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Account Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See "Refund of Secured Returns for Life Plus Charges Under the AB Plan.") For examples of how we calculate benefits under the AB Plan, see "Appendix I - Secured Returns for Life Plus Benefit Examples."

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under "Withdrawals Under Secured Returns for Life Plus."

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under "Withdrawals Under Secured Returns for Life Plus."

Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under "Guaranteed Minimum Accumulation Benefit ("AB") Plan" plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See "Withdrawals Under Secured Returns for Life Plus.")

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent "Step-Up Date," described under "Step-Up." Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Account Anniversary, any Purchase Payments submitted by a Participant while participating in the WB Plan will be treated as "Not in Good Order" and returned to the Participant, unless the Participant instructs us to terminate his participation in the rider.

For examples of how we calculate benefits under the WB Plan, see "Appendix I - Secured Returns for Life Plus Benefit Examples."

     Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Account Years, you will be able to take larger withdrawals in the later Account Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Account Years (the "Plus 5 Period"). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Account Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the "Bonus Base") and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

●
Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Account Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

●
Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Account Anniversary (prior to calculating your new GLB Base or Lifetime Income Base).  In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

●	your GLB Base prior to the addition of the amount of any bonus, and

●	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

●	your Lifetime Income Base prior to the addition of the bonus amount, and

●	the lesser of:

●	your RGLB amount after the addition of the bonus amount, and

●	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Account Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of Secured Returns for Life Plus

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See "Appendix I - Secured Returns for Life Plus Benefit Examples.") The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Account Year is equal to 0.50% of the highest Account Value at any point in that Account Year.

We will continue to deduct this charge until:

●	you annuitize or

●	under the provisions of Secured Returns for Life Plus:

●	your Benefit matures;

●	your Benefit is revoked (see "Revocation of Secured Returns for Life Plus"); or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Account Anniversary. (See "Cancellation of Secured Returns for Life Plus.")

Withdrawals Under Secured Returns for Life Plus

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.") In addition, any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn.  Thus, withdrawals taken in a down market could severely reduce your benefits under Secured Returns for Life Plus.

We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See "Appendix I - Secured Returns for Life Plus Benefit Examples.") However, as discussed in detail under "Plus 5 Program," even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged.  In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn.  Thus, withdrawals taken in a down market could severely reduce your benefits under Secured Returns for Life Plus.

Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

●	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year.  Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of

●	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and

●	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent "Step-Up Date," if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

●	A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Plus Benefits.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2)	You (or your beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see "Appendix I - Secured Returns for Life Plus Benefit Examples."

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date you may elect to:

●	annuitize the Contract as described under "THE INCOME PHASE - ANNUITY PROVISIONS";

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until a Participant dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

Cancellation of Secured Returns for Life Plus

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled.

A change of ownership of the Contract may also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Account Anniversary.

Revocation of Secured Returns for Life Plus

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up.  You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the "AB Plan Maturity Date"). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See "Appendix I - Secured Returns for Life Plus Benefit Examples.") Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

●	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

●	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth under "Cost of Secured Returns for Life Plus." If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See "Appendix I - Secured Returns for Life Plus Benefit Examples.")

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under "Guaranteed Minimum Withdrawal Benefit ('WB') Plan". (See "Appendix I - Secured Returns for Life Plus Benefit Examples.")

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 – 10/01/16	100%
2	10/02/16 – 10/01/17	100%
3	10/02/17 – 10/01/18	85%
4	10/02/18 – 10/01/19	85%
5	10/02/19 – 10/01/20	85%
6	10/02/20 – 10/01/21	70%
7	10/02/21 – 10/01/22	70%
8	10/02/22 – 10/01/23	70%
9	10/02/23 – 10/01/24	60%
10	10/02/24 – 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less that 100% of the payment.

Renewal of Secured Returns for Life Plus

If you elect to participate in the AB Plan and you remain in the Plan until it matures, you may elect to renew your participation in Secured Returns for Life Plus, provided that we are still offering the Benefit to new Participants. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Participants at that time. If renewal in Secured Returns for Life Plus is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under Secured Returns for Life Plus will be discontinued. We reserve the right to stop offering Secured Returns for Life Plus to new Participants. If we do so, renewals will no longer be available.

Once you elect to participate in the WB Plan, you may not renew your participation in Secured Returns for Life Plus.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.

Death of Participant Under the AB Plan

If any Participant dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)
The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)
The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Owners at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

●	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

●	the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following a Participant's death while participating in the AB Plan, athe Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of Participant Under the WB Plan

If any Participant dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)
The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus benefit on the original contract (subject to the terms and conditions described under "Death of Participant Under the AB Plan") and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT RIDER: RETIREMENT INCOME ESCALATORSM II

You may elect to participate in an optional living benefit rider known as Retirement Income Escalator II (“RIE II”). RIE II provides an annual income guarantee for life.  Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year.  In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount.  You may elect RIE II on or before your Issue Date. To describe how RIE II works, we use the following definitions:

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions.  The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

RIE II Bonus Base:
The amount on which bonuses are calculated.  The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” RIE II (described below) during the RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your cost for RIE II.

You and Your:
The terms "you" and "your" refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under "Death of Participant Under RIE II with Single-Life Coverage" and “Death of Participant Under RIE II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

RIE II may not be appropriate for all investors. Before purchasing RIE II, you should carefully consider the following:

RIE II may be appropriate for you if you are an investor who:

●	wants an opportunity for annual income to increase as you grow older.
●	wants a guaranteed stream of income for life without annuitizing, beginning on or after your RIE II Coverage Date.
●	wants the option of joint-life coverage.
●	can defer withdrawals during your early Account Years to increase your benefit in later years.

RIE II may be inappropriate for you if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.

RIE II is inappropriate if you are an investor who:
●	is actively invested in contributory plans, because RIE II prohibits any Purchase Payments after the first Account Anniversary.

You may combine RIE II with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, RIE II and any elected optional death benefit rider automatically terminate.

You may elect to participate in RIE II, provided that:

●	the rider is available for sale both in the state where the Contract is sold and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with RIE II;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected). Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse's age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base.  The RIE II Bonus Period is a 10-year period commencing on your Issue Date.  The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II”), provided that the step-up occurs during the RIE II Bonus Period.

If you are participating in RIE II, you may not make Purchase Payments after the first year following your Issue Date.  After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in RIE II will be returned to the Participant, unless the Participant instructs us to terminate participation in RIE II.

To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under "Cancellation of RIE II," "Depleting Your Account Value," and "Annuitization Under RIE II.") The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled "Designated Funds."

Under RIE II, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage," "Death of Participant Under RIE II with Single-Life Coverage," and "Death of Participant Under RIE II with Joint-Life Coverage."

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	increased by any applicable bonuses;

●	increased by any step-ups as described under "Step-Up Under RIE II";

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

●	decreased following any Early Withdrawals you take as described under "Early Withdrawals"; and

●	decreased following any Excess Withdrawals you take as described under "Excess Withdrawals".

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.  The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the table below:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage

59 - 69	5%
70 - 79	6%
80 - or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above.  (See "Step-Up Under RIE II.").  An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change.  The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE II Works

Each Account Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below.  Even if your Account Value is reduced to zero, as long as your Withdrawal Benefit Base is greater than zero, you can withdraw up to your Annual Withdrawal Amount every year of your life unless you choose to cancel RIE II.

If you defer taking any withdrawals in an Account Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount. If you do take a withdrawal, you are still eligible for step-up. (See "Step-Up under RIE II.") In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative:  any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease your total benefits under RIE II, as described further under "Withdrawals Under RIE II."  Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under "Cancellation of RIE II."

Here is an example of how RIE II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)  Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date.  You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Account Year in which you do not take a withdrawal.  (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary.  Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base.  Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.  Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.  Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 66 in Account Year 7.  Using the above chart, we set your Lifetime Withdrawal Percentage at 5%.  Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal.  Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal.  Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity.  Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups.  In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative:  any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives.  Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II

     Withdrawals After the RIE II Coverage Date

Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base.  These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charges”);

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under Optional Living Benefits"); and

●	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your RIE II Coverage Date.  Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount.  The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

●	your free withdrawal amount permitted under this Contract,
●	your Required Minimum Distribution Amount, or
●	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

     Excess Withdrawals

If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new RIE II Bonus Base =	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base =	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal.  Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount.  After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn.  Thus, Excess Withdrawals taken in a down market could severely reduce your benefits under RIE II.

     Early Withdrawals

All withdrawals taken before your RIE II Coverage Date, including any "free withdrawal amounts" permitted under your Contract, will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulae:

Your new RIE II Bonus Base	=	BB x	(	AV – WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV – WD	)
AV

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.)  Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal.  Your RIE II Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59).  Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount		Withdrawals

1	$100,000	$100,000	$100,000	$0		$0
2	$100,000	$107,000	$100,000	$0		$0
3	$125,000	$125,000	$125,000	$0		$0
4	$125,000	$133,750	$125,000	$0		$0
5	$125,000	$142,500	$125,000	$0		$0
6	$125,000	$151,250	$125,000	$0		$0
7	$125,000	$160,000	$125,000	$0		$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base			=	$125,000	x	$125,000 – $10,000
						$125,000

			=	$125,000	x	$115,000
						$125,000

			=	$125,000	x	0.92000

			=	$115,000

Your new Withdrawal Benefit Base			=	$160,000	x	$125,000 – $10,000
						$125,000

			=	$160,000	x	$115,000
						$125,000

			=	$160,000	x	0.92000

			=	$147,200

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce (or even exhaust) your benefits under RIE II.

In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Excess Withdrawal or an Early Withdrawal, your Withdrawal Benefit Base and the RIE II Bonus Base will each also be reduced to zero. Therefore, your Contract, including your benefits under RIE II, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue.  That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE II

If you elect RIE II, we will deduct a quarterly fee from your Account Value ("RIE II Fee"). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base.  This percentage will equal 0.20% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.25% for joint-life coverage).  The maximum RIE II Fee you can pay in any one Account Year is equal to 0.80% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.00% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the RIE II Fee on newly issued Contracts.

Your RIE II Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.

●	If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under "Step-Up Under RIE II."  If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year

We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under "Cancellation of RIE II".

We reserve the right to make special offers from time to time.  Specifically, we reserve the right to waive the RIE II Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year ("Highest Quarterly Value") must be greater than your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee on newly issued Contracts. If we are no longer issuing Contracts with RIE II, then the percentage rate we use to calculate your RIE II Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base.

Your Age at Step-up*	Lifetime Withdrawal Percentage

59 - 69	5%
70 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Here are examples of how step-up works under a few different circumstances.  In each of the four examples, Account Values shown are as of the last day of each Account Quarter.  Adjustments are made on the day a Purchase Payment or withdrawal is made:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  The highest adjusted quarterly value is $113,000.  Your new Withdrawal Benefit Base is set to equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal.  Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal.  The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under "Excess Withdrawals."  All previous quarter-end Account Values are first reduced by the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67, 787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 60 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 69 at issue and have attained age 70 on your first Account Anniversary.  Follow the first example where no withdrawals were taken and no additional Purchase Payments were made.  When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 70 by your first Account Anniversary.  Your Annual Withdrawal Amount is now $6,780.

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE II with single-life coverage or, for a higher RIE II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while RIE II is in effect.  On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE II is in effect. Whereas single-life coverage provides annual withdrawals under RIE II only until any Participant dies, joint-life coverage provides annual withdrawals under RIE II for as long as either you or your spouse is alive.  (Note, however, upon the death of a spouse, the Contract, including RIE II, ends.  To take annual withdrawals under RIE II’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.)  See also “Death of Participant Under RIE II with Joint-Life Coverage.”

If you have elected joint-life coverage, the RIE II Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  Thus, Early Withdrawals will be determined based upon this definition of your RIE II Coverage Date.  Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE II Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage

59 - 69	5%
70 - 79	6%
80 - or older	7%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under RIE II.” The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, RIE II benefits continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee.  That fee will not change as long as RIE II is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE II can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE II

Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time.  Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," RIE II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

RIE II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change of ownership of the Contract may also cancel your benefits under RIE II.

Death of Participant Under RIE II with Single-Life Coverage

If you selected single-life coverage, RIE II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE II rider on the original Contract (assuming that your surviving spouse meets certain eligibility requirements).  If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

●	the new percentage rate used to calculate the RIE II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the RIE II Fee;

●	the new Withdrawal Benefit Base and the new RIE II Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

●	a new RIE II Bonus Period begins.

Death of Participant Under RIE II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in RIE II, the provisions of the section titled “Death of Participant Under RIE II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract.  In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

●
the Withdrawal Benefit Base and the REI II Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see "Step-Up Under RIE II");

●
if withdrawals under RIE II have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE II Coverage Date;

●	if withdrawals under RIE II have already begun, the Lifetime Withdrawal Percentage will not change; and

●	the RIE II Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE II, will terminate.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE II

Under the terms of RIE II, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as RIE II. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT RIDER: Income ON Demand® II

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as Income ON Demand II ("IOD II"). To describe how IOD II works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your cost for IOD II.

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms "you" and "your" refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled "Death of Participant Under IOD II with Single-Life Coverage" and "Death of Participant Under IOD II with Joint-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

IOD II may not be appropriate for all investors. Before purchasing IOD II, you should carefully consider the following:

IOD II may be appropriate if you are an investor who:

●	wants a stream of income for life beginning after the First Withdrawal Date.
●	wants the flexibility to store income for later years, rather than taking a specified percentage every year.
●	wants the option of joint-life coverage.
●	wants to start accruing benefits by storing income as early as age 50 and can wait until the First Withdrawal Date to begin receiving that income.

IOD II may be inappropriate if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.
●	is significantly younger than 50 on the Issue Date, because IOD II does not begin to accrue lifetime benefits until you are age 50.

IOD II is inappropriate if you are an investor who:

●	is actively invested in contributory plans, because IOD II prohibits any Purchase Payments after the first Account Anniversary.

You may combine IOD II with any optional death benefit rider other than the EEB Premier Plus rider.  Upon annuitization, IOD II and any elected optional death benefit rider automatically terminate.

You may elect to participate in IOD II, provided that:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with IOD II;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Account Year will remain in the Stored Income Balance and can be used later.

If you are participating in IOD II, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in IOD II will be returned to the Participant, unless the Participant instructs us to terminate participation in IOD II.

To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described under "Cancellation of IOD II," "Depleting Your Account Value," and "Annuitization Under IOD II.") The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled "Designated Funds."

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage" and the sections entitled "Death of Participant Under IOD II with Single-Life Coverage" and "Death of Participant Under IOD II with Joint-Life Coverage."

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any step-ups as described under "Step-Up Under IOD II";

●	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under "How IOD II Works";

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals”.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under "How IOD II Works").

How IOD II Works

Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date.  If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.  Values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II, as described further under "Withdrawals Under IOD II." Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under "Cancellation of IOD II."

Withdrawals Under IOD II

     Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without affecting your benefits under IOD II. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under Optional Living Benefits").

     Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that, due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal.  Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.
Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II.

    Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any "free withdrawal amounts" permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulae:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II.

In addition to reducing your benefits under IOD II, any withdrawal before age 59 ½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described under "Death of Participant Under IOD II with Joint-Life Coverage." If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II

If you elect IOD II, we will deduct a quarterly fee from your Account Value ("IOD II Fee"). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base.  On each Account Anniversary, the Fee Base is recalculated.  Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Account Anniversary.  Note that, although your IOD II Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000.  Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date.  At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Account Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base.  For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year

1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal.  At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Fee will not change during an Account Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.

In addition, on your Account Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described under "Step-Up Under IOD II."

The investment performance of the Designated Funds will not affect your IOD II Fee during an Account Year. However, as stated under "Step-Up Under IOD II," favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Fee.

We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under "Cancellation of IOD II ".

Step-Up Under IOD II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year ("Highest Quarterly Value") minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  Your Stored Income Balance at the end of the fourth Account Quarter is $5,000.  The highest adjusted quarterly value is $113,000.  Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment.  Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal.  Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal.  The Excess Withdrawal reduces your Income Benefit Base as described under "Excess Withdrawals."  All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events.  Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract.  On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision.  See also “Death of Participant Under IOD II with Joint-Life Coverage”.

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will begin on the first Account Anniversary after the younger spouse attains (or would have attained) age 50.  (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II

Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," IOD II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change in ownership may also cancel your benefits under IOD II.

Death of Participant Under IOD II with Single-Life Coverage

If you elected single-life coverage, IOD II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new percentage rate used to calculate the IOD II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in IOD II, the provisions of the section titled “Death of Participant Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see "Step-Up Under IOD II");

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II

Under the terms of IOD II, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT: Income ON Demand® II Escalator

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as Income ON Demand II Escalator ("IOD II Escalator"). To describe how IOD II Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your cost for IOD II Escalator.

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms "you" and "your" refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled "Death of Participant Under IOD II Escalator with Single-Life Coverage" and "Death of Participant Under IOD II Escalator with Joint-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

IOD II Escalator may not be appropriate for all investors. Before purchasing IOD II Escalator, you should carefully consider the following:

IOD II Escalator may be appropriate if you are an investor who:

●	wants a stream of income for life beginning after the First Withdrawal Date.
●	wants an opportunity for the annual income to increase as you grow older.
●	wants the flexibility to store income for later years, rather than taking a specified percentage every year.
●	wants the option of joint-life coverage.
●	wants to start accruing benefits by storing income as early as age 50 and can wait until the First Withdrawal Date to begin receiving that income.

IOD II Escalator may be inappropriate if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.
●	is significantly younger than 50 on the Issue Date, because IOD II Escalator does not begin to accrue lifetime benefits until you are age 50.

IOD II Escalator is inappropriate if you are an investor who:

●	is actively invested in contributory plans, because IOD II Escalator prohibits any Purchase Payments after the first Account Anniversary.

You may combine IOD II Escalator with any optional death benefit rider other than the EEB Premier Plus rider.  Upon annuitization, IOD II Escalator and any elected optional death benefit rider automatically terminate.

You may elect to participate in IOD II Escalator, provided that:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with IOD II Escalator;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, is 5%, 6%, or 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be used later.

If you are participating in IOD II Escalator, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in IOD II Escalator will be returned to the Participant, unless the Participant instructs us to terminate participation in IOD II Escalator.

To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under "Cancellation of IOD II Escalator," "Depleting Your Account Value," and "Annuitization Under IOD II Escalator.") The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled "Designated Funds."

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage" and the sections entitled "Death of Participant Under IOD II Escalator with Single-Life Coverage" and "Death of Participant Under IOD II Escalator with Joint-Life Coverage."

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any step-ups as described under "Step-Up Under IOD II Escalator";

●	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under "How IOD II Escalator Works";

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals”.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the table below:

Your Age*	Lifetime Income Percentage

50 - 69	5%
70 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above.  (See "Step-Up Under IOD II Escalator.").  An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described under "Determining Your Income Benefit Base".

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under "How IOD II Escalator Works").

How IOD II Escalator Works

Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Escalator.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date.  If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD II Escalator works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.  Values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II Escalator, as described further under "Withdrawals Under IOD II Escalator." Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under "Cancellation of IOD II Escalator."

Withdrawals Under IOD II Escalator

     Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without affecting your benefits under IOD II Escalator. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under Optional Living Benefits ").

     Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal.  Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$50,000	$0
6	$50,000	$61,538	$3,077	$0	$3,077
7	$50,000	$61,538	$3,077	$0	$6,154
8	$50,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II Escalator.

    Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any "free withdrawal amounts" permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulae:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II Escalator.

In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described under "Death of Participant Under IOD II Escalator with Joint-Life Coverage." If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II Escalator

If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value ("IOD II Escalator Fee"). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.20 % of your Fee Base on that day, if you elected single-life coverage (0.25% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.80% of your Fee Base if you elected single-life coverage (1.00% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Escalator Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base.  On each Account Anniversary, the Fee Base is recalculated.  Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary.  Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000.  Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date.  Your Lifetime Income Percentage is 5%.  Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Account Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base.  For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year

1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal.  At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Escalator Fee will not change during an Account Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Escalator Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.

In addition, on your Account Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described under "Step-Up Under IOD II Escalator."

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during an Account Year. However, as stated under "Step-Up Under IOD II Escalator," favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Escalator Fee.

We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under "Cancellation of IOD II Escalator ".

Step-Up Under IOD II Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year ("Highest Quarterly Value") minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Escalator, then the percentage rate we use to calculate your IOD II Escalator Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Your Age at Step-up*	Lifetime Income Percentage

50 - 69	5%
70 - 79	6%
80 or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  Your Stored Income Balance at the end of the fourth Account Quarter is $5,000.  The highest adjusted quarterly value is $113,000.  Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment.  Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal.  Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal.  The Excess Withdrawal reduces your Income Benefit Base as described under "Excess Withdrawals."  All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 60 at issue, so your Lifetime Income Percentage is set to 5%.  Assume instead you are age 69 at issue and have attained age 70 on your first Account Anniversary.  Follow the first example where no withdrawals were taken and no additional Purchase Payments were made.  When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 70.  Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events.  Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract.  On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision.  See also “Death of Participant Under IOD II Escalator with Joint-Life Coverage”.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date.  (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as follows:

Age of Younger Spouse at Step-up	Lifetime Income Percentage

50 - 69	5%
70 - 79	6%
80 or older	7%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Escalator

Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," IOD II Escalator will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Escalator will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change in ownership may also cancel your benefits under IOD II Escalator.

Death of Participant Under IOD II Escalator with Single-Life Coverage

If you elected single-life coverage, IOD II Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Escalator rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Escalator Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in IOD II Escalator, the provisions of the section titled “Death of Participant Under IOD II Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see "Step-Up Under IOD II Escalator ");

●
if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

●	if the Stored Income Period has already begun, the Lifetime Income Percentage will not change;

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

●	the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Escalator

Under the terms of IOD II Escalator, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II Escalator. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT: Income ON Demand® II Plus

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as Income ON Demand II Plus ("IOD II Plus"). IOD II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:

Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Account Anniversary.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:
Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Account Year, exceeds the Annual Income Amount (or your Required Minimum Distribution Amount, if greater) while in the IOD II Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your cost for IOD II Plus.

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.

IOD II Plus Bonus Base:
The amount on which bonuses are calculated.  The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:
A ten-year period commencing on the Issue Date. If you "step-up" IOD II Plus,(described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.

Stored Income Period:
A period beginning on the latest of your first Account Anniversary, the end of your IOD II Plus Bonus Period, or the first Account Anniversary following your 50th birthday, and ending on your Annuity Commencement Date.

You and Your:
The terms "you" and "your" refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled "Death of Participant Under IOD II Plus with Single-Life Coverage" and "Death of Participant Under IOD II Plus with Joint-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

IOD II Plus may not be appropriate for all investors. Before purchasing IOD II Plus, you should carefully consider the following:

IOD II Plus may be appropriate if you are an investor who:

●	wants a stream of income for life beginning after the First Withdrawal Date.
●	wants to defer withdrawals during early Account Years to increase benefits in later years.
●	wants the flexibility to store income for later years, rather than taking a specified percentage every year.
●	wants the option of joint-life coverage.
●	wants to start accruing benefits by storing income as early as age 50 and can wait until the First Withdrawal Date to begin receiving that income.

IOD II Plus may be inappropriate if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.

IOD II Plus is inappropriate if you are an investor who:

●	is actively invested in contributory plans, because IOD II Plus prohibits any Purchase Payments after the first Account Anniversary.

You may combine IOD II Plus with any optional death benefit rider other than the EEB Premier Plus rider.  Upon annuitization, IOD II Plus and any elected optional death benefit rider automatically terminate.

You may elect to participate in IOD II Plus, provided that:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with IOD II Plus;

●	you do not elect the EEB Premier Plus Optional Death Benefit rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in an Account Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.

You may choose to end the current Bonus Period at any time as long as you are at least age 50.  The Stored Income Period will begin on the first Account Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Annuity Mailing Address, which is set forth at the beginning of this Prospectus.

After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.  Instead, your Annual Income Amount will be added each year to your Stored Income Balance.

If you are participating in IOD II Plus, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in IOD II Plus will be returned to the Participant, unless the Participant instructs us to terminate participation in IOD II Plus.

To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described under "Cancellation of IOD II Plus," "Depleting Your Account Value," and "Annuitization Under IOD II Plus.") The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled "Designated Funds."

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage" and the sections entitled "Death of Participant Under IOD II Plus with Single-Life Coverage" and "Death of Participant Under IOD II Plus with Joint-Life Coverage."

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;

●	increased on each Account Anniversary by any step-ups as described under "Step-Up Under IOD II Plus";

●	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under "How IOD II Plus Works";

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals”.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under "How IOD II Plus Works").

How IOD II Plus Works

     During the IOD II Plus Bonus Period

During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount. If you do take a withdrawal, you are still eligible for step-up. (See "Step-Up under IOD II Plus.") In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Account Year, during the IOD II Plus Bonus Period cannot be applied to a future year.

During each Account Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below.  Even if your Account Value is reduced to zero, as long as your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Plus.

     During the Stored Income Period

During the Stored Income Period on each Account Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Plus.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date.  If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the IOD II Plus Bonus Period for two years.  The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Account Year before you begin your Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Account Year, except for the bonus which occurs at the end of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance

1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400

During your fifth Account Year, you use the full amount of your Stored Income Balance ($17,100) to increase your Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Account Anniversary, your Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555 (5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance

5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $17,100, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II Plus, as described further under "Withdrawals Under IOD II Plus." Even if your Stored Income Period has begun, withdrawals prior to you First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under "Cancellation of IOD II Plus."

Withdrawals Under IOD II Plus

     Withdrawals After Your First Withdrawal Date

Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without affecting your benefits under IOD II Plus. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus during any Account Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	either your Annual Income Amount (during the IOD II Plus Bonus Period) or your Stored Income Balance (during the Stored Income Period); or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under Optional Living Benefits").

     Excess Withdrawals

An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period.  During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulae:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – AIA

Your new IOD II Plus Bonus Base =	BB x	(	AV – WD	)
AV – AIA

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AIA =	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero.  In addition, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated on your next Account Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal.  Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$114,000	$5,700	$50,000	$0
6	$50,000	$62,551	$3,128	$0	$3,128
7	$50,000	$62,551	$3,128	$0	$6,2561
8	$50,000	$62,551	$3,128	$0	$9,384

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 – $50,000)	= $62,551
$90,000 – $17,100

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II Plus.

    Early Withdrawals

An Early Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. Any withdrawals, including any "free withdrawal amounts," taken before the First Withdrawal Date are Early Withdrawals. If an Early Withdrawal occurs during your IOD II Plus Bonus Period, your Annual Income Amount will be reduced by the full amount of the withdrawal.  In addition, your IOD II Plus Bonus Base will be reduced according to the following formula:

Your new IOD II Plus Bonus Base =	BB x	(	AV - WD	)
AV

If the Early Withdrawal occurs during the Stored Income Period, your Stored Income Balance will be reduced using the following formula:

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

In either the IOD II Plus Bonus Period or Stored Income Period, your new Income Benefit Base will equal:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II Plus.

In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II Plus, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.

If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.

If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described under "Death of Participant Under IOD II Plus with Joint-Life Coverage."  If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II Plus

If you elect IOD II Plus, we will deduct a quarterly fee from your Account Value ("IOD II Plus Fee"). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base.  On each Account Anniversary, the Fee Base is recalculated.  During the IOD II Plus Bonus Period, your new Fee Base will be reset to equal your Income Benefit Base, if your Income Benefit Base is higher than your current Fee Base.  During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Account Anniversary.  Note that, although your IOD II Plus Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - AIA

If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AIA =	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000.  Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus Bonus Base is equal to your initial Purchase Payment ($100,000).  At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). You wait until your third Account Year before you elect to begin your Stored Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). Values are shown as of the beginning of the Account Year. At the beginning of your Stored Income Period, Year 3, your Annual Income Amount has increased to $5,700.

During the IOD II Plus Bonus Period (Account Years 1and 2), the Fee Base is set equal to your Income Benefit Base.  During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base.  For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000) plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year

1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700

Assume, instead, that in your fourth Account Year you take an $11,400 withdrawal.  At the beginning of your fifth Account Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($0) less your Annual Income Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below. In Account Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance ($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Plus Fee will not change during an Account Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Plus Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.

In addition, on your Account Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described under "Step-Up Under IOD II Plus."

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during an Account Year. However, as stated under "Step-Up Under IOD II Plus," favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Plus Fee.

We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under "Cancellation of IOD II Plus".

Step-Up Under IOD II Plus

You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Account Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year ("Highest Quarterly Value") minus your Stored Income Balance must be greater than your current Income Benefit Base.

●
If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Account Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.

At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base).  The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$5,650	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes that you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$163,500	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,500 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal.  Since this withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal.  The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under "Excess Withdrawals".  All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Income Amount less any prior withdrawals taken in that Account Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for Account Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income Benefit Base is $113,000 beginning of Account Year 2. Your Annual Income Amount is $5,650 (5% of your Income Benefit Base).  Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Account Year 2 are $105,000, $111,000, $116,000, and $120,000, respectively.  No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary.  The highest adjusted quarterly value is $120,000.  Your new Income Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000

Stored Income Balance at end of fourth quarter		$5,650
Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events.  Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract.  On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision.  See also “Death of Participant Under IOD II Plus with Joint-Life Coverage”.

If you have elected joint-life coverage, the IOD II Plus Bonus Period and the Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 50.  (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Plus

Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," IOD II Plus will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Plus will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday.  See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change in ownership may also cancel your benefits under IOD II Plus.

Death of Participant Under IOD II Plus with Single-Life Coverage

If you elected single-life coverage, IOD II Plus terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Plus Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance, if any, on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Plus Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Plus Fee;

●	the new Income Benefit Base and your new IOD II Plus Bonus Base will each be equal to the Account Value after any Death Benefit has been credited; and

●	the new IOD II Plus Bonus Period begins.

Death of Participant Under IOD II Plus with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in IOD II Plus, the provisions of the section titled “Death of Participant Under IOD II Plus with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Plus will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance, if any, will remain unchanged;

●
the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see "Step-Up Under IOD II Plus");

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Plus, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Plus

Under the terms of IOD II Plus, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II Plus. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTORSM

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as Retirement Asset Protector. To describe how Retirement Asset Protector works, we use the following definitions:

Retirement Asset Protector Benefit Base:
An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under "Step-Up Under Retirement Asset Protector."

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

GMAB Maturity Date:
The date when Retirement Asset Protector matures. If you are younger than 85 on the Issue Date, your GMAB Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your most recent step-up. (See "Step-Up Under Retirement Asset Protector.") If you are 85 on the Issue Date, your GMAB Maturity Date is your maximum Annuity Commencement Date.

You and Your:
Under Retirement Asset Protector, the terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant as described under "Death of Participant Under Retirement Asset Protector." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Retirement Asset Protector is designed for long-term investors. It provides them with the security of knowing that their investments will be protected during down markets or, if that guarantee is not needed, that their Retirement Asset Protector Fees will be refunded. Retirement Asset Protector guarantees a return of the greater of:

●	the excess of your Retirement Asset Protector Benefit Base over your Account Value or
●	your total fees paid for Retirement Asset Protector ("Retirement Asset Protector Fees"),

regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

Retirement Asset Protector may be appropriate for investors who:

●	want to protect their principal and who can afford to wait at least 10 years before withdrawing from their investment.
●	want a refund of their fees if the guarantee is not needed.

Retirement Asset Protector may be inappropriate for investors who:

●	want lifetime income guarantees.
●	want to invest in funds other than a Designated Fund.

Retirement Asset Protector is inappropriate if you are an investor who:
●	is actively invested in contributory plans, because Retirement Asset Protector prohibits any Purchase Payments after the first Account Anniversary.

You may elect to participate in Retirement Asset Protector, if:

●	Retirement Asset Protector is available for sale both in the state where the Contract is sold, and in the state where the Participant resides;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application in good order (in the case of a non-natural Participant, the oldest Annuitant has not reached age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as Designated Funds, that we make available with Retirement Asset Protector;

●	you do not elect the EEB Premier Plus Optional Death Benefit Rider; and

●	you do not elect any other optional living benefit available under your Contract.

If you are participating in Retirement Asset Protector, you may not make Purchase Payments after the first year following your Issue Date.

To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date.  The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled "Designated Funds."

Cost of Retirement Asset Protector

If you elect Retirement Asset Protector, we will deduct a quarterly fee from your Account Value ("Retirement Asset Protector Fee"). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.0875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Account Year is equal to 0.35% of the highest Retirement Asset Protector Benefit Base at any point in that Account Year.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

●	If you made an additional Purchase Payment during your first Account Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you elect to "step-up" your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

●	you annuitize your Contract;

●	Retirement Asset Protector matures on the GMAB Maturity Date;

●	your Retirement Asset Protector benefit is cancelled as described under "Cancellation of Retirement Asset Protector;" or

●	your Account Value is reduced to zero.

How Retirement Asset Protector Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of (a) any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges and (b) the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date. To determine the value of (b), we multiply

●	the sum of the value of the Retirement Asset Protector Benefit Base on the last day of each Account Quarter since the Issue Date times

●	one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4).

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●	Assume you make an additional Purchase Payment of $50,000 on February 2, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.
●	Assume you make no withdrawals or additional Purchase Payments prior to the GMAB Maturity Date on January 2, 2017.
●
Assume that, because of poor investment performance, your Account Value on January 2, 2017 is $140,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($150,000 - $140,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $10,000 to your Account Value.

●
Assume instead that, because of better investment performance, your Account Value on January 2, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under Retirement Asset Protector

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce your benefits under Retirement Asset Protector. Here is an example of how we handle withdrawals under Retirement Asset Protector:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

●	Assume you make no additional withdrawals prior to the GMAB Maturity Date on January 2, 2017.
●
Assume that, because of investment performance, your Account Value on January 2, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector

On or after your first Account Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Account Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least 1 full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.

Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under Retirement Asset Protector will "mature" on your 10th Account Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the "GMAB Maturity Date"), we will credit the greater of:

●	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

●	the total amount of fees you paid for Retirement Asset Protector.

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Assume further that your Retirement Asset Protector Fees remain constant until the GMAB Maturity Date. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on January 2, 2008, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be January 2, 2018.

●	Assume you make no withdrawals prior to the GMAB Maturity Date on January 2, 2018.
●
Assume that your Account Value on January 2, 2018 is $112,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $6,000 ($118,000 - $112,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 4) + ($118,000 x 40)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $4,480. Therefore, we will credit $6,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth under "Cost of Retirement Asset Protector." In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Renewal of Retirement Asset Protector

If you elect to participate in Retirement Asset Protector  and you remain in the benefit until it matures, you may elect to renew your participation in Retirement Asset Protector, provided that we are still offering the benefit to new Participants. Upon renewal, the annual charge for participation in Retirement Asset Protector will be extended under the terms and conditions applicable to new Participants at that time. We reserve the right, in our sole discretion, to stop offering Retirement Asset Protector to new Participants, in which case renewals will no longer be available.

Cancellation of Retirement Asset Protector

You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease.  Once cancelled, Retirement Asset Protector cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," Retirement Asset Protector will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of Participant Under Retirement Asset Protector

If the Participant dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse has two options under the Contract (assuming that the rider is available to new Participants at the time of such election and the surviving spouse meets certain eligibility requirements).

(1)
The spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.")  The GMAB Maturity Date does not change.

(2)
The surviving spouse can elect to participate in a new Retirement Asset Protector benefit on the original Contract. The Retirement Asset Protector Fee may be higher than your current fee. The Retirement Asset Protector Fee will be set by us based upon market conditions at the time of election. The Retirement Asset Protector Benefit Base will be equal to the Account Value after the death benefit has been credited. The new GMAB Maturity Date will be 10 years after Retirement Asset Protector has been re-elected.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Retirement Asset Protector. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

DESIGNATED FUNDS

To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds (continued)
90/10 Masters Model*	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Build Your Portfolio	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Fidelity VIP Balanced Portfolio - Service Class 2
Dollar-Cost Averaging Program Options	MFS® Total Return Portfolio - S Class
6-Month DCA Guarantee Option	Oppenheimer Balanced Fund/VA - Service Shares
12-Month DCA Guarantee Option	AllianceBernstein VPS Balanced Wealth Strategy Fund - Class B*
Van Kampen UIF Equity & Income Portfolio II*
Funds	Franklin Templeton VIP Founding Funds Allocation Fund - Class 2*
SC Ibbotson Growth Fund – S Class*	BlackRock Global Allocation V.I. – Class 3*
SC Ibbotson Balanced Fund – S Class*
SC Ibbotson Moderate Fund – S Class*
* Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our "build your portfolio" program. That portfolio model and the "build your portfolio" program are described in "BUILD YOUR PORTFOLIO" and in "APPENDIX L -- BUILD YOUR PORTFOLIO."

If you elected to participate in Income ON Demand II, Income ON Demand II Escalator, Income ON Demand II Plus or Retirement Income Escalator II, and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected.  We will make these transfers on a quarterly basis.

If you purchased Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund.  If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction.  If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund.  If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, and RIE II, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund.  In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you may have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit rider will continue with all of the benefits except for step-up.

BUILD YOUR PORTFOLIO

Among the choices of Designated Funds is a selection of funds ("portfolio model") that you design yourself using certain broad guidelines that we provide. To "build your portfolio," you pick funds from the asset classes available at that time. Altogether you must choose at least three funds but no more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix L.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See "Transfer Privilege," Short-Term Trading," and "Funds' Shareholder Trading Policies.") Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. (Under the terms of the living benefit riders, however, there are certain limits on the times when you can make additional Purchase Payments.) Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model.

TAX ISSUES UNDER OPTIONAL LIVING BENEFITS

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contract may be subject to certain Required Minimum Distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations (collectively, the "Federal Tax Laws"). These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we assume for all plans that the Qualified Contract is the only asset and we determine a yearly RMD amount for only this Contract ("Yearly RMD Amount").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit.

Tax Issues Under Secured Returns for Life Plus

When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see "Withdrawals Under Secured Returns for Life Plus").

Tax Issues Under Retirement Income Escalator II

When you elect to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

Tax Issues Under the Income ON Demand II, Income ON Demand II Escalator, or Income ON Demand II Plus

When you elect to participate in IOD II, IOD II Escalator, or IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II, IOD II Escalator, or IOD II Plus, as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II, IOD II Escalator, or IOD II Plus,, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

Tax Issues Under Retirement Asset Protector

If you withdraw all or a portion of your retirement plan's Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see "Withdrawals Under Retirement Asset Protector").

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Person.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)
your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. See "Calculating the Death Benefit." Because of the way that Adjusted Purchase Payments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "basic death benefit" by electing one of the following optional death benefit riders. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in this Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendix - C.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of these optional benefits to you.  Please refer to "Impact of Optional Death Benefit and Optional Living Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing these optional benefits.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Anniversary Account Value.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

     Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount."  Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:

●
If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 150% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the 12 months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 60% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the "EEB Premier Plus amount."

Spousal Continuance

If you are the Covered Person and your spouse is the sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant and Covered Person, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit rider you have selected (subject to the optional death benefit rider age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the surviving spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. Because of the way these adjustments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person's death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance."

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under "Annuity Options," and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under "Annuity Options.") You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday ("maximum Annuity Commencement Date"). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.70% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the "Funds' Shareholder Trading Policies"). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under "Funds' Shareholder Trading Policies." For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in good order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable. Because of this method of proportional voting, a small number of Contract Owners may determine the outcome of a shareholder vote.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds.  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.
We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus, within 10 days or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the Adjusted Purchase Payment Interest. The Adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:

●	the portion of the Account Value that is attributable to any Purchase Payment Interest, and

●	all Purchase Payment Interest.

This means you receive any gain on Purchase Payment Interest and we bear any loss. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations affecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations."

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a "full surrender"), the taxable portion will equal the amount you receive less the "investment in the contract" (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the investment in the contract is not affected by the Participant's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Participant's investment in the Contract.  Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Participant 's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity "IRA" and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a Participant from being treated as the owner of separate account assets under an "owner control" test.  If a Participant is treated as the owner of separate account assets for tax purposes, the Participant would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable Participant will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax-qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities ("TSA").

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities.  After December 31, 2008, we will no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan.  You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions.  It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship.  Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans.  Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need.  An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit.  And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit.  And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code.  TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan.  Your TSA employer also may need to agree in writing to your transfer/exchange request.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan.  This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59½, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59½.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election.  Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts.  We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal.  Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract.  There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider.  If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings.  Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the optional living benefit rider), you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts." You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority ("FINRA") and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Participant or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as "override" compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2005, 2006, and 2007, approximately $3,352,122, $3,411,324, and $4,858,648, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 100 F Street, N.E., Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2007 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax-Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated October 20, 2008 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

-------------------------------------------------------------------------------------------------------------------------

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Extra Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name        ________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract for each Purchase Payment made. The rate of interest varies between 2% and 6% of the Purchase Payment based upon the interest rate option chosen at the time of application, as described under “Purchase Payment Interest” in this Prospectus.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

					Payment
	Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 4,000	$37,000	8.00%	$2,960
	2	$45,100	$4,100	$ 5,100	$ 4,000	$40,000	8.00%	$3,200
	3	$49,600	$4,500	$ 9,600	$ 4,100	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$ 4,500	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$ 4,000	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$ 5,200	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$ 5,700	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$40,000	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the amount of any Purchase Payments made prior to the last 7 Account Years ("Old Payments") that were not previously withdrawn plus the greater of (1) the Contract's earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)
In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.  The first $4,500 withdrawn is the free amount, then Purchase Payments are withdrawn and subject to a withdrawal charge.  The remaining $7,600 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

(c)
In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.

						Remaining
	Hypothetical					Free	Amount of
	Account					Withdrawal	Withdrawal
	Value					Amount	Subject to	Withdrawal	Withdrawal
	Before		Cumulative		Amount of	Before	Withdrawal	Charge	Charge
Year	Withdrawal		Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount
	1	$41,000	$1,000	$ 1,000	$ 0	$4,000	$ 0	8.00%	$ 0
	2	$45,100	$4,100	$ 5,100	$ 0	$4,000	$ 0	8.00%	$ 0
	3	$49,600	$4,500	$ 9,600	$ 0	$4,100	$ 0	7.00%	$ 0
(a)	4	$50,100	$ 500	$10,100	$ 4,100	$4,500	$ 0	6.00%	$ 0
(b)	4	$46,800	$ 800	$10,900	$ 9,000	$ 400	$ 8,600	6.00%	$516
(c)	4	$38,400	$ 600	$11,500	$ 12,000	$ 0	$12,000	6.00%	$720
(d)	4	$26,800	$ 400	$11,900	$ 20,000	$ 0	$19,400	6.00%	$1,164

(a)
In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.

(c)
Since the total of the two prior Account Year 4 partial withdrawals ($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.

(d)
Since the total of the three prior Account Year 4 partial withdrawals ($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of New Purchase Payments was $40,000 and $20,600 of New Payments has already been surrendered, only $19,400 of this $20,000 withdrawal comes from liquidating Purchase Payments. The remaining $600 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

Note that since all of the Purchase Payments were liquidated by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page. Any additional Account Year 4 withdrawals in the example shown on this page would come from the liquidating of earnings and would not be subject to a withdrawal charge.

Part 2 -- Fixed Account -- Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
2)	The date of surrender is 2 years from the Expiration Date (N = 24).
3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
4)	The interest earned in the current Account Year is $674.16.
5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J + b

=	(1 + .06)	24/12	- 1
	1 + .08

=	(.981) [2]	- 1

=	.963 - 1

=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037)  =  -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J + b

=	(1 + .06)	24/12	- 1
	1 + .05

=	(1.010) [2]	- 1

=	1.019 - 1

=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
OPTIONAL DEATH BENEFIT EXAMPLES

CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later.  Assume that all of the money is invested in the Sub-Accounts.  No withdrawals are made.  The Owner dies in the ninth Account Year.  The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000.  The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later.  Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal.  The Account Value on the Death Benefit Date is $90,000.  The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value*	=	$ 89,950
Total of Adjusted Purchase Payments**	=	$ 80,000
5% Premium Roll-Up Value***	=	$116,000
The Death Benefit Amount would therefore	=	$116,000

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($120,000 ÷ $150,000) = $80,000.

***The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

        -- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday and death occurs in year 9.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

        -- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

       --PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $145,000. Assume death occurs in Account Year 9. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

       --PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

        --PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX D -
CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT)

Example 1:

If you select Option A, the 2% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made during the first Account Year. On each fifth Account Anniversary, we will credit additional Purchase Payment Interest of 2% based on your Account Value, illustrated below:

Initial Purchase Payment of $50,000.00 receives 2% Purchase Payment Interest of $1,000.00.

Subsequent Purchase Payment in the first Account Year of $20,000.00 receives 2% Purchase Payment Interest of $400.00.

Suppose the Account had not gained any earnings or interest during the first 5 Account Years and the Account Value is $71,400.00 (sum of all Purchase Payments and Purchase Payment Interest), we will credit your Account with an additional 2% ($1,428.00).

Using the same Purchase Payments as above, suppose your value on the fifth Account Anniversary is $74,970.00. We will credit your Account with an additional 2% of Purchase Payment Interest (equal to $1,499.40).

This 2% Purchase Payment Interest will occur on every fifth Account Anniversary (i.e., 5th, 10th, 15th).

Example 2: Option B with no Withdrawals

If you select Option B, the 6% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made after August 25, 2008, at a rate of 6% of your Purchase Payment amount as illustrated below:

Initial Purchase Payment of $50,000.00 receives 6% Purchase Payment Interest of $3,000.

Subsequent Purchase Payments in the first Account Year of $20,000 receives Purchase Payment Interest of $1,200.

Suppose an additional Purchase Payment of $60,000 is made in the third Account Year.  This Purchase Payment will receive 6% Purchase Payment Interest of $3,600.

APPENDIX E -
SECURED RETURNS FOR LIFE BENEFIT

The following information applies to your Contract if you elected to participate in the Secured Returns for Life Optional Living Benefit Rider and did not replace it with the Secured Returns for Life Plus rider, which was available for such replacements for a limited period of time beginning in April 2006. (The Secured Returns for Life Plus rider is described under "Optional Living Benefit Rider: Secured Returns for Life Plus" in the prospectus to which this Appendix is attached.) The Secured Returns for Life rider is no longer available for sale on new Contracts. Since we are no longer offering this rider to new Owners, renewals of Secured Returns for Life are no longer available.

Secured Returns for Life ("Secured Returns for Life" or "Benefit") guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit ("AB") Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit ("WB") Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit rider automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments "for Life." Certain actions you take may reduce, or even exhaust, your benefit.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date:	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to "step-up" your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Guaranteed Living Benefit Amount (the "GLB amount"):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the "GLB Base"):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Account Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the "RGLB amount"):
If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a Designated Funds at all times during the term of the GMAB Maturity Date. See "Designated Funds" in the Prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 95th birthday), the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under "Step -Up") and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Benefit.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

●
Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

●
Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Account Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under "Withdrawals Under Secured Returns for Life."

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under "Withdrawals Under Secured Returns for Life."

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit ("AB") Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See "Withdrawals Under Secured Returns for Life.")

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent "Step-Up Date," described under "Step-Up."

Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of the Secured Returns for Life Benefit Rider

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

●	you annuitize; or

●	under the provisions of Secured Returns for Life;

●	your benefit matures;

●	your benefit is revoked; or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Account Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge" in the Prospectus to which this Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent "Step-Up Date," if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

● A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Benefits.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

(2) You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date, you may elect to:

●	annuitize your Contract;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Account Anniversary.

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value ("step-up"). Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Rider charge, i.e. the "AB Plan Maturity Date"). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under "Guaranteed Minimum Withdrawal Benefit ("WB") Plan." (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns for Life. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

In this connection, under "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" you should refer to "Tax Issues Under Secured Returns for Life Plus," for a discussion of the treatment of RMD distributions under a living benefit. Although that discussion is phrased in terms of  Secured Returns for Life Plus, it also applies to the Secured Returns for Life.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE.  YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.
●	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000.  On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.
●	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000.  On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●
Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years.  Assume you make no subsequent Purchase Payments.  Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero.  On December 31, 2025:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:
●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years.  Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday.  On January 1, 2009:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Account Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero.  On December 31, 2028:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years.  Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year.  Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000.  On December 31, 2009:

●	Your Account Value equals $130,000 [$80,000 + $50,000].
●	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero.  On December 31, 2029:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years.  Also assume that you do not elect to step-up at any time.

●
On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79.  The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125).  Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23.  The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125).  Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69.  The fee deducted on September 30, 2006 is  $129.30 ($103,443.69 x .00125).  Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2016.  On that date, your Account will be credited with a payment.  If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts.  If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made.  Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.
●	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷ $110,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.
●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].
●	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.

●
Assume you are age 63 at issue.  Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.  Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 -  ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

●	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330.  In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% or $3,330 or $133.

●	Assume your Designated Fund earns -2% in Account Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:
●	Your Account Value is zero.
●	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].
●	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.
●	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].
●	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].
●	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

●
Assume you are age 63 at issue.  Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.  Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract.  On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 -  ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

●	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Funds, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

●	Assume your Designated Fund earns 2% in Account Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:
●	Your Account Value is $27,108.
●	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].
●	Your GLB Base is zero because your GLB amount is equal to zero.
●	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].
●	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue.  Also assume that you elect the WB plan on January 1, 2006.  Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract.  On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:
●	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 – ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 -  ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Funds, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609.  Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609.  Your Maximum WB Amount is 5% of $7,609, or $380.  Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609.  Your Maximum WB for Life Amount is 4% of $7,609, or $304.

●	Assume your Designated Fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:
●	Your Account Value is $1, 457 [$7,609 x (1 - 0.02) - $6,000].
●	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - $6,000 - $380)] and (2) your new Account Value ($1,457)].
●	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount).  Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die, or
(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value was $150,000 on January 1, 2009.  Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

●
Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000.  Assume that your total rider charges to date are $8,875.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

●
Assume you are age 65 at issue.  Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.  Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract.  On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:
●	Your Account Value is $103,184.
●	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up.  On January 1, 2009*:

●	Your Account Value is $103,184.
●	Your GLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
*
Note:  Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184.  Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value was $150,000 on January 1, 2009.  Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)].  Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.
●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX F -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Real Estate Equity Funds
MFS® Capital Appreciation Portfolio - S Class	Sun Capital Global Real Estate Fund® - Initial Class
MFS® Strategic Value Portfolio - S Class	Multi- Sector Bond Funds
International/Global Equity Funds	MFS® Strategic Income Portfolio - S Class
MFS® Global Growth Portfolio - S Class
Mid-Cap Equity Funds
MFS® Mid Cap Growth Portfolio - S Class
MFS® Mid Cap Value Portfolio - S Class

Massachusetts Financial Services Company advises the MFS® Funds.  Sun Capital Advisers LLC advises the Sun Capital Funds.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Large-Cap Equity Funds (continued)
Columbia Marsico 21st Century Fund, Variable Series,	MFS® Blended Research Core Equity Portfolio - S Class
A Class*	MFS® Global Research Portfolio - S Class**
Columbia Marsico Growth Fund, Variable Series,	Emerging Markets Equity Funds
A Class*	MFS® Emerging Markets Equity Portfolio - S Class
MFS® Growth Portfolio - S Class	Small-Cap Equity Funds
MFS® Massachusetts Investors Growth Stock	MFS® New Discovery Portfolio - S Class
Portfolio - S Class	Oppenheimer Main Street Small Cap Fund/VA
- Service Shares

* Only available if you purchased your Contract through a Bank of America representative.
** Formerly MFS® Research Portfolio - S Class.

Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). Massachusetts Financial Services Company advises the MFS® Funds. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Sun Capital Advisers LLC advises the Sun Capital Funds.

If you purchased your Contract from a Bank of America representative before April 22, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Mid-Cap Equity Funds	Small-Cap Equity Funds
Wanger Select	Wanger USA
Emerging Markets Equity Funds
Columbia Small Cap Value Fund, Variable Series -
Class B

Columbia Management Advisors, LLC, advises the Columbia Funds. Columbia Wanger Asset Management, L.P. advises Wanger USA and Wanger Select.

If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Mid-Cap Equity Funds
Lord Abbett Series Fund Growth & Income Portfolio -	Lord Abbett Series Fund Mid-Cap Value Portfolio
Class VC	Short-Term Bond Funds
Asset Allocation Funds	PIMCO VIT Low Duration Portfolio - Admin. Class
PIMCO VIT All Asset Portfolio - Admin. Class	High Yield Bond Funds
International/Global Equity Funds	MFS® High Yield Portfolio - S Class
Templeton Foreign Securities Fund - Class 2	Money Market Funds
Emerging Markets Equity Funds	MFS® Money Market Portfolio - S Class
Templeton Developing Markets Securities Fund -
Class 2

Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Funds.  Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. Templeton® Asset Management Ltd. advises the Templeton Developing Markets Securities Fund. Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton Growth Securities Fund.

If you purchased your Contract before October 20, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Target Date Funds
Oppenheimer Main Street Fund®/VA - Service Shares	Fidelity® VIP Freedom 2010 Portfolio - Service Class 2*
International/Global Equity Funds	Intermediate-Term Bond Funds
AllianceBernstein VPS International Value Portfolio,	PIMCO VIT Total Return Portfolio - Admin. Class
Class B**	Inflation-Protected Bond Funds
PIMCO VIT Real Return Portfolio - Admin. Class

* This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
** Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

AllianceBernstein L.P. advises the AllianceBernstein VPS Portfolio. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Fund. Strategic Advisers®, Inc. advises the Fidelity VIP Freedom Portfolio.

APPENDIX G -
SECURED RETURNS BENEFIT

The optional living benefit rider "Secured Returns Benefit" was available for all Contracts issued prior to September 7, 2004 and certain contracts issued after that date. The following information applies to your Contract if you elected to participate in the Secured Returns Benefit and did not replace it with the Secured Returns 2 rider, which was available for such replacements for a limited period of time. The Secured Returns Benefit rider is no longer available for sale on new Contracts. Since we are no longer offering this rider to new Owners, renewals of the Secured Returns Benefit are no longer available.

The Secured Returns Benefit ("Benefit") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements.  The amount guaranteed can be greater than or less than your Account Value.

Upon annuitization, the Benefit and any optional death benefit rider automatically terminate.

To participate in the Secured Returns Benefit, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan:  a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. See "Designated Funds" in the prospectus to which this Appendix is attached.

If you elected to participate in the Secured Returns Benefit with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets.  If you elected the Secured Returns Benefit with the EEB Premier rider, we assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns Benefit expires or is revoked.  Cancellation of the Benefit (caused by a transfer out of the Designated Fund or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Anytime after your 7th Account Anniversary, you may revoke the Secured Returns Benefit.  Once revoked, the Benefit may not be reinstated.  After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under "Transfer Privilege."  If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, the Secured Returns Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns Benefit will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated.  After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.  After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elected the Secured Returns Benefit, you may choose to receive your Secured Returns Benefit under one of two plans:  the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan. You are automatically enrolled in the AB Plan at the time you elect the Secured Returns Benefit.  Any time prior to your 81st birthday, you may elect instead to receive your Secured Returns Benefit under the WB Plan.  There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier.  Once you elect to participate in the WB Plan, you may not change your election to the AB Plan.  If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under the Secured Returns Benefit are subject to withdrawal charges if they are in excess of the annual free withdrawal amount.  (See "Free Withdrawal Amount" under "Withdrawal Charge" in the Prospectus to which this Appendix is attached.) In addition, if you have elected the Secured Returns Benefit, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under the Secured Returns Benefit, see Examples 5 through 8 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit ("AB") Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount ("GLB amount") over your Account Value after the application of any other Contract transactions.  Any such amount will be allocated to the Designated Fund in which you are invested at that time.  Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals.  One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period.   For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.  Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See Examples 5 and 7 in this Appendix.)

If you die while the AB Plan is still in force, all benefits and charges under Secured Returns Benefit will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract.  If such election is made, the same Secured Returns Benefit will apply.  Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Account Anniversary.   If your surviving spouse does not elect the WB Plan, the AB Plan will continue.  In such case, the benefits under AB Plan will be determined according to the original 10-year period.  In all cases, the GLB amount will not reset upon your death.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit ("WB") Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero.  This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan.  You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount.  In addition, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment.  Your maximum WB amount will increase by 7% of such subsequent Purchase Payment.  After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan. For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter.  (See Example 6 in this Appendix.)

The maximum WB amount is not cumulative.  That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero.  If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable.  We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, the Secured Returns Benefit will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.)  In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

In this connection, under "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" you should refer to "Tax Issues Under Secured Returns for Life Plus," for a discussion of the treatment of RMD distributions under a living benefit rider. Although that discussion is phrased in terms of Secured Returns for Life Plus, it also applies to Secured Returns. (You may simply disregard any references in that discussion to Secured Returns for Life Plus features that are not also features of Secured Returns.)

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED THE SECURED RETURNS BENEFIT ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan.  Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

●	Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).

EXAMPLE 2:  High investment performance; no WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.

●	Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.

EXAMPLE 3:  Low investment performance; WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

●
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates.

EXAMPLE 4:  High investment performance; WB election

●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

●
Assume that, on December 31, 2017, you withdraw the remaining $2,000 to exhaust the remaining GLB amount. The Secured Returns Benefit thus terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 5:  Withdrawals under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

●
Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000).  Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).

EXAMPLE 6:  Withdrawals under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

●
Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000.  Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000.  Your Account Value is thus reduced to $80,000.  This is now a new Account Year, so the maximum WB amount has not yet been exceeded.  Your remaining GLB amount is reduced to $90,000.  Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years.  Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).

EXAMPLE 7:  Withdrawals with subsequent Purchase Payments under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

●
Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000).  Assume you make no more withdrawals or subsequent Purchase Payments.

●	Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).

EXAMPLE 8:  Withdrawals with subsequent Purchase Payments under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●
Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000.  Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).  Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)).  Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●
Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500).  Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●
Assume that, on January 1, 2013, your Account Value equals $0.  Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years).  Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX H -
SECURED RETURNS 2 BENEFIT

The following information applies to your Contract if you elected to participate in the optional living benefit rider Secured Returns 2 and did not replace it with the Secured Returns for Life Rider, which was available for such replacements for a limited period of time beginning in November 2005. The Secured Returns 2 rider is no longer available for sale on new Contracts. Since we are no longer offering this rider to new Owners, renewals of the Secured Returns 2 Benefit are no longer available.

The Secured Returns 2 Benefit ("Benefit" or "Secured Returns 2") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements.  The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 84 or younger on the Open Date.  If you choose to participate in the Benefit, you must make your election no later than your Issue Date.  You may combine the Benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns 2 and any elected optional death benefit rider automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan:  a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. See "Designated Funds" in the prospectus to which this Appendix is attached.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value.  The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.  We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. Anytime after your 7th Account Anniversary, you may revoke Secured Returns 2.  Once revoked, Secured Returns 2 may not be reinstated.  After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under "Transfer Privilege" in the Prospectus to which this Appendix is attached.  If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, the Secured Returns 2 Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns 2 Benefit will be cancelled.  Once the Benefit has been cancelled, it cannot be reinstated.  After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans:  the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan.  If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount.  (See "Free Withdrawal Amount" under "Withdrawal Charge" in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount ("GLB amount") proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit ("AB") Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix.  Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it "matures" on the later of your 10th Account Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the "maturity date," then we will refund the charges you have paid for Secured Returns 2 ("Refund Amount") by crediting the Refund Amount to your Account Value.  The Refund Amount will be allocated to the Designated Fund in which you are invested on such "maturity date." No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract.  If such election is made, the same Secured Returns 2 Benefit will apply.  Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and the date the AB Plan is scheduled to "mature".  If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.)  In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit ("WB") Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero.  Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan.  This set dollar amount, or "maximum WB amount," is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan.  You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount.  In all cases, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment.  Your maximum WB amount will increase by 7% of such subsequent Purchase Payment.  After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter.  (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative.  That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero.  If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable.  We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.)  In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

After your fifth Account Anniversary, you may elect to increase ("step-up") your GLB amount or remaining GLB amount to your then current Account Value.  Currently, this step-up election may be made on any day after your fifth Account Anniversary.  (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.)  On the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date.  If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up.  You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount.  If you are in the AB Plan, you must be less than age 85 on the Step-Up Date.  If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change.  Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date.  (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your "maximum WB amount."  After the step up, your "maximum WB amount" will become the greater of the current "maximum WB amount" and 7% of your new remaining GLB amount.  Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new "maximum WB amount."  (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010.  Under the AB Plan that you have elected, your benefit matures on October 1, 2020.  For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns 2. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

In this connection, under "TAX ISSUES UNDER OPTIONAL LIVING BENEFITS" you should refer to "Tax Issues Under Secured Returns for Life Plus," for a discussion of the treatment of RMD distributions under a living benefit. Although that discussion is phrased in terms of Secured Returns for Life Plus, it also applies to the Secured Returns 2. (You may simply disregard any references in that discussion to Secured Returns for Life Plus features that are not also features of Secured Returns 2.)

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED THE SECURED RETURNS 2 BENEFIT ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000.  YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.  Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

●	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.  However, assume that your Account Value was $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●
Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000.  Assume that your total rider charges to date are $10,125.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.  Assume that your Account Value was $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000.  Assume that you do not elect to step-up.

●	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

●	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000.  Assume that, on this date, your Account Value is $80,000.  The $7,000 withdrawals continue for seven more years.  Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount.  Therefore, the step-up feature is not available.

●	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

●	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000.  Assume that, on this date, your Account Value is $90,000.  The $7,000 withdrawals continue for two more years.  Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000.  Assume you elect to step-up.  Your maximum WB amount is calculated as 7% of $80,000 = $5,600.  However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

●	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

●	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

●
Assume that you withdraw $3,000 on February 12, 2021.  At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.

●	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

●	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

●
Assume that you elect the WB plan at the beginning of your second Account Year.  The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount).  However, assume no withdrawals are made.  On July 1, 2006, assume that your Account Value is $95,000.  The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

●
Assume that you make another withdrawal of $5,000 on April 5, 2007.  This is now a new Account Year, so the maximum WB amount has not been exceeded yet.  Your remaining GLB amount is now $90,000.  Assume that your Account Value is now $80,000.

●
Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account Value is $79,000 just before the withdrawal, and $74,000 just after the withdrawal.

●
Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000).  Therefore, your new remaining GLB amount is $74,000.  Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e.,  ($90,000 - $2,000) ÷ $7,000 = 12.57 years).  Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

●
Assume that you elect the WB plan at the beginning of your second Account Year.  The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount).  However, assume you make no withdrawals.  On February 1, 2010, assume that your Account Value is $124,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up.  Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●
Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000.  Your remaining GLB amount is now $95,000. Your Account Value is now $120,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000.  Assume that you do step-up.  Your maximum WB amount is calculated as 7% of $120,000 = $8,400.  Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

●
Assume that you wish to make another withdrawal on October 5, 2010.  Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum.  Assume that you withdraw this $3,400.  Your remaining GLB amount is now $116,600 ($120,000 - $3,400).  Assume that your Account Value is now $118,000.

●
On January 2, 2011 you begin a new Account Year.  Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum.  Assume that you do withdraw $8,400 in this Account Year.  On December 31, 2011, the remaining GLB amount equals $108,200.  Assume that, on this date, your Account Value equals $110,000.

●	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

●
Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.

●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

●
On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 – (40,000 ÷ 240,000)].

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.

●
Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●	On June 1, 2011, you make an additional $80,000 Purchase Payment.

●
On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●
Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount or $7,000).

●	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●	On January 6, 2007, you make an additional Purchase Payment of $50,000.

●	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

●	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

●	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

●
Assume that on January 1, 2016, your Account Value is $0.  Your remaining GLB amount will be $48,500 [$132,500 – ($10,500 x 8 years)].  Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020.  At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years.  Also assume that you do not elect to step-up at any time.

●
On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79.  The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125).  Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23.  The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125).  Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69.  The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125).  Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2015.  On that date, your Account will be credited with a payment.  If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts.  If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made.  Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX I -
SECURED RETURNS FOR LIFE PLUS BENEFIT EXAMPLES

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE PLUS. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Account Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

●
Assume that you remain in the AB Plan until it "matures" on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider "matured" in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

●
Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $208,375 at the cost and terms available to new Owners.

EXAMPLE 3: Withdrawals under AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750.

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Assume that you take no more withdrawals in your third Account Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Account Year, you do not accrue a bonus amount in that Account Year. Therefore, your accrued bonus amount remains at $8,750.

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Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

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Assume that you remain in the AB plan until it "matures" on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

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If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $87,500 at the cost and terms available to new Owners.

EXAMPLE 4: Step-up Elected under AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up with the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan "maturity date" is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

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Assume that you remain in the AB plan until it "matures" on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

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If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $118,000 at the cost and terms available to new Owners.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Account Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)]
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $4,000:

●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

●	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]
●	Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

●	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].
●	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

●	Assume your fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

●	Your Account Value is $1,457.
●	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 – ($6,000 - $380)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB Amount equals $73 [5% of your new GLB Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up Elected under WB Plan.

●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

●	Your Account Value is $103,184.
●	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:

●	Your Account Value is $103,184.
●	Your RGLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
●	Your Bonus Base is $103,184.

*
Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB Election at Issue; Withdrawals Not Taken Immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB Election at Issue; Subsequent Purchase Payments made; Withdrawals Not Taken Immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you make a Purchase Payment of $60,000 in your second Account Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the Purchase Payment. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $165,000, and
(ii)	your new RGLB amount of $173,000.
Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650.
Your LIB will now become the greater of:
(i)	your old LIB of $165,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $173,000, and
(b)	your old LIB of $165,000 plus the bonus amount of $8,000.
Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650. Your Bonus Base remains at $160,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

●
Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB Election at Issue; Withdrawals Taken.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $104,750.
Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $104,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $109,750.
Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $109,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB Election at Issue; Excess Withdrawal Taken.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal of $6,000 in your second Account Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new RGLB amount is $90,000.
Your GLB Base will be reduced to the lesser of:
(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500.
Your Bonus Base will be reduced to the lesser of:
(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new Bonus Base is $90,000.
Your LIB will be reduced to the lesser of:
(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $90,000, and
(ii)	your new RGLB amount of $94,500.
Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.
Your LIB will now become the greater of:
(i)	your old LIB of $90,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $94,500, and
(b)	your old LIB of $90,000 plus the bonus amount of $4,500.
Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725. Your Bonus Base remains at $90,000.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $94,500, and
(ii)	your new RGLB amount of $99,000.
Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.
Your LIB will now become the greater of:
(i)	your old LIB of $94,500, and
(ii)	the lesser of:
(a)	your new RGLB amount of $99,000, and
(b)	your old LIB of $94,500 plus the bonus amount of $4,500.
Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950. Your Bonus Base remains at $90,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB Election at Issue; Withdrawals Not Taken Immediately; Step-up elected.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $110,000, and
(ii)	your new RGLB amount of $115,000.
Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $115,000, and
(b)	your old LIB of $110,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750. Your Bonus Base remains at $100,000.

●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $118,000, and
(ii)	your new RGLB amount of $123,900.
Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.
Your LIB will now become the greater of:
(i)	your old LIB of $118,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $123,900, and
(b)	your old LIB of $118,000 plus the bonus amount of $5,900.
Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No Withdrawals under the AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that while you are in your fourth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $115,000, and
(ii)	your new RGLB amount of $120,000.
Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $120,000, and
(b)	your old LIB of $115,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750

●
Assume that while you are in your fourth Account Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $96,250, and
(ii)	your new RGLB amount of $100,625.
Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.
Your LIB will now become the greater of:
(i)	your old LIB of $96,250, and
(ii)	the lesser of:
(a)	your new RGLB amount of $100,625, and
(b)	your old LIB of $96,250 plus the bonus amount of $4,375.
Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan "maturity date" is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $123,900, and
(ii)	your new RGLB amount of $129,800.
Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.
Your LIB will now become the greater of:
(i)	your old LIB of $123,900, and
(ii)	the lesser of:
(a)	your new RGLB amount of $129,800, and
(b)	your old LIB of $123,900 plus the bonus amount of $5,900.
Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan "maturity date" is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

●
Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $120,600, and
(ii)	your new RGLB amount of $126,200.
Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.
Your LIB will now become the greater of:
(i)	your old LIB of $120,600, and
(ii)	the lesser of:
(a)	your new RGLB amount of $126,200, and
(b)	your old LIB of $120,600 plus the bonus amount of $5,600.
Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges under AB Plan.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount equal to the ending January 1, 2017 Account Value at the cost and terms available to new Owners.

EXAMPLE 19: One Year Step-up elected under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount ("GLB amount") at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $118,000 at the cost and terms available to new Owners.

APPENDIX J -
RETIREMENT INCOME ESCALATOR

The optional living benefit rider known as Retirement Income Escalator ("RIE") was available for all Contracts issued after May 5, 2008 and prior to October 20, 2008 and certain contracts issued after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.

RIE provides an annual income guarantee for life.  Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year.  In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount.  To describe how RIE works, we use the following definitions:

RIE Coverage Date:	Your Issue Date if you are at least age 59½ at issue; otherwise, the first Account Anniversary after you attain age 59½.

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions.  The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Lifetime Withdrawal Percentage:
The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your cost for RIE.

RIE Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:
The amount on which bonuses are calculated.  The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE”).

You and Your:
The terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under "Death of Participant Under RIE with Single-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

You may combine your RIE benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, RIE and any elected optional death benefit rider automatically terminate.

RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continue regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in an Account Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your Bonus Base.  The RIE Bonus Period is a 10-year period commencing on your Issue Date.  The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see  “Step-Up Under RIE” in this Appendix), provided that the step up occurs prior to the conclusion of the current 10-year period.

If you are participating in RIE, you may not make Purchase Payments after the first year following your Issue Date.  After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in RIE will be treated as “Not in Good Order” and returned to the Participant, unless the Participant instructs us to terminate his participation in RIE.

To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under "Cancellation of RIE," "Depleting Your Account Value," and "Annuitization Under RIE.") See "Designated Funds" in the prospectus to which this Appendix is attached.

Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage," "Death of Participant Under RIE with Single-Life Coverage," and "Death of Participant Under RIE with Joint-Life Coverage" in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	decreased following any withdrawals you take prior to your RIE Coverage Date;

●	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

●	increased by any applicable bonuses;

●	increased by any step-ups as described under "Step-Up Under RIE"; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date.  It is a set percentage of your Withdrawal Benefit Base.  This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage

59½ - 69	5%
70 - 79	6%
80 - or older	7%
                                  *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE.  Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.  Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change.  The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by excess withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE Works

Each Account Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below.  Even if your Account Value is reduced to zero, as long as your Withdrawal Benefit Base is greater than zero, you can withdraw up to your Annual Withdrawal Amount every year of your life unless you choose to cancel RIE.

If you defer taking any withdrawals in an Account Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your Bonus Base, thereby increasing your Annual Withdrawal Amount.  In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative:  any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease your total RIE, as described further in this Appendix under "Withdrawals Under RIE."  Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under "Cancellation of RIE."

Here is an example of how RIE works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)  Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Because you reached age 59½ prior to your Issue Date, your RIE Coverage Date is your Issue Date.  You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  During the RIE Bonus Period, your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal.  (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3.  Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base.  Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000.  Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.  Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 66 in Account Year 7.  Using the above chart, we set your Lifetime Withdrawal Percentage at 5%.  Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you decide to defer taking a withdrawal.  Your Withdrawal Benefit Base will increase by 7% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal.  Your Withdrawal Benefit Base will not be increased because you are no longer in the Bonus Period, as your RIE Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity.  Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups.  Therefore, not taking income in one or more years will mean that the Participant will take income in fewer years, but will be entitled to more income in those years.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives.  Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

In general the Company’s risk is greater when the Participant takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE

     Withdrawals After the RIE Coverage Date

Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base.  These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charges” in this Appendix);

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed under "Certain Tax Considerations" in this Appendix); and

●	your Annual Withdrawal Amount.

Above is an example of withdrawals taken after your RIE Coverage Date.  Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount.  Because the withdrawals do not exceed your free withdrawal amount permitted under this Contract, your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

     Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal.  In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new Bonus Base	=	A x	(	C	)
D - E

Your new Withdrawal	=	B x	(	C	)
Benefit Base				D - E

Where:
	A =	Your Bonus Base immediately prior to the excess withdrawal.

	B =	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C =	Your Account Value immediately after the excess withdrawal.

	D =	Your Account Value immediately prior to the excess withdrawal.

	E =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal.  Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount.  After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 – 6,000
				121,000 – (8,000 – 4,000)

	=	125,000	x	115,000
				117,000

	=	125,000	x	0.98291

	=	122,863

Your new Withdrawal
Benefit Base	=	160,000	x	121,000 – 6,000
				121,000 – (8,000 – 4,000)

	=	160,000	x	115,000
				117,000

	=	160,000	x	0.98291

	=	157,265

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn.  Thus, excess withdrawals taken in a down market could severely reduce your RIE.

     Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract.  In addition, all withdrawals taken prior to your RIE Coverage Date, including any "free withdrawal amounts," will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal.  In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulae:

Your new Bonus Base	=	W x	(	Y	)
Z

Your new Withdrawal	=	X x	(	Y	)
Benefit Base				Z

Where:
	W =	Your Bonus Base immediately prior to the early withdrawal.

	X =	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y =	Your Account Value immediately after the early withdrawal.

	Z =	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.)  Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each year in which you do not take a withdrawal.  Your RIE Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59½).  Any withdrawals you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increase the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000.  Because you are age 51 (and younger than age 59½), this is an early withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base		Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000		$0	0
2	$100,000	$107,000	$100,000		$0	0
3	$125,000	$125,000	$125,000		$0	0
4	$125,000	$133,750	$125,000		$0	0
5	$125,000	$142,500	$125,000		$0	0
6	$125,000	$151,250	$125,000		$0	0
7	$125,000	$160,000	$125,000		$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base		=	125,000	x	125,000 – 10,000
					125,000

		=	125,000	x	115,000
					125,000

		=	125,000	x	0.92000

		=	115,000

Your new Withdrawal
Benefit Base		=	160,000	x	125,000 –10,000
					125,000

		=	160,000	x	115,000
					125,000 –10,000

		=	160,000	x	0.92000

		=	147,200

Your Annual Withdrawal Amount will still be $0 because your have not reached your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce (or even exhaust) your RIE.

In addition to reducing your RIE, any withdrawal before you reach age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an "excess withdrawal" or an "early withdrawal" (as described above), your Withdrawal Benefit Base will also be reduced to zero. Therefore, your Contract, as well as your RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue.  That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE

If you elect RIE, we will deduct a quarterly fee from your Account Value ("RIE Fee"). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base.  This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage).  The maximum RIE Fee you can pay in any one Account Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Account Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

●	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Funds will not affect your RIE Fee during an Account Year.  However, as explained in this Appendix under "Step-Up Under RIE," favorable investment performance may cause the Withdrawal Benefit Base to increase on an Account Anniversary.  That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under "Cancellation of RIE" in this Appendix.

We reserve the right to make special offers from time to time.  Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE

Regardless of your age on the Issue Date, on each Account Anniversary prior to your maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied.  First, you must meet certain eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 7% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See "Designated Funds" in the prospectus to which this Appendix is attached)

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts.  If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time.

●	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

●
If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage.  In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended.  You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.  Here is an example of how we calculate a step-up under RIE:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)  Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3.  Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base.  Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000.  Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect.  On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Participant dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive.  (Note, however, upon the death of a spouse, the Contract, (including RIE) ends.  To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.)  See also “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 59½ on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59½ if the younger spouse is less than age 59½ on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date.  Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date	Lifetime Withdrawal Percentage

59½ - 69	5%
70 - 79	6%
80 - or older	7%

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE.  Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee.  That fee will not change as long as RIE is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE

Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time.  Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," RIE will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your RIE.

Death of Participant Under RIE with Single-Life Coverage

If you selected single-life coverage, RIE terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Participants and your surviving spouse meets certain eligibility requirements).  If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

●	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of Participant Under RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Participant Under RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract.  In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

●	the Withdrawal Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see "Step-Up Under RIE" in this Appendix);

●
if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

●	if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will not change; and

●	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE, will terminate.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE

Under the terms of RIE, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an "early withdrawal" or an "excess withdrawal"), and your Withdrawal Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see "Depleting Your Account Value" in this Appendix.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as RIE.

When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value  dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See "Withdrawals under RIE" in this Appendix) Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these considerations, please refer to "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

APPENDIX K -
Income ON Demand® Benefit

The optional living benefit rider known as Income ON Demand (the "Income ON Demand Benefit") was available for all Contracts issued after March 5, 2007 and prior to October 20, 2008 and certain contracts issued after October 20, 2008. The following information applies to your Contract if you elected to participate in the Income ON Demand Benefit. The Income ON Demand Benefit is no longer available for sale on new Contracts.

To describe how the Income ON Demand Benefit works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 55 at issue, otherwise the first Account Anniversary following your 55th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Stored Income Balance:	The amount you may withdraw at any time after age 59½ without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your cost for the Income ON Demand Benefit.

You and Your:
The terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under the sections entitled "Death of the Participant Under the Income ON Demand Benefit with Single-Life Coverage" and "Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

You may combine your Income ON Demand Benefit with any optional death benefit rider other than the EEB Premier Plus rider.  Upon annuitization, Income ON Demand and any elected optional death benefit rider automatically terminate.

The Income ON Demand Benefit allows you to withdraw a guaranteed amount each year, beginning at age 59½, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be used for later withdrawals. The amount you can withdraw each year can be increased or decreased as described below under "Determining Your Stored Income Balance."

In addition, if you make no withdrawals during the first 10 Account Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in the Income ON Demand Benefit, you may not make Purchase Payments after the first year following your Issue Date. After the first Account Anniversary, any Purchase Payments submitted by a Participant while participating in Income ON Demand Benefit will be treated as "Not in Good Order" and returned to the Participant, unless the Participant instructs us to terminate his participation in the rider.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under "Joint-Life Coverage" and the sections entitled "Death of the Participant Under the Income ON Demand Benefit with Single-Life Coverage" and "Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage."

To participate in the Income ON Demand Benefit, all of your Account Value must be invested in a Designated Fund at all times during the term of the Income ON Demand Benefit. (The term of the Income ON Demand Benefit is for life, unless your Income Benefit Base is reduced to zero or your Income ON Demand Benefit is terminated or cancelled as described in this Appendix under "Cancellation of the Income ON Demand Benefit," "Depleting Your Account Value," and "Annuitization Under the Income ON Demand Benefit.") See "Designated Funds" in the prospectus to which this Appendix is attached.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	decreased following any withdrawals you take prior to becoming age 59½;

●	decreased following any withdrawals you take after becoming age 59½, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

●	increased by any step-ups as described under "Step-Up Under the Income ON Demand Benefit" in this Appendix;

●
increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under "How the Income ON Demand Benefit Works"; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

●	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

●	increases on each Account Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

●	decreases by the amount of any withdrawals you take, and

●	decreases by the amount you use in exercising your "one-time" option to increase your Income Benefit Base (described below under "How the Income ON Demand Benefit Works").

How the Income ON Demand Benefit Works

Under the terms of the Income ON Demand Benefit, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero, as long as your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel the Rider. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are (or, for joint-life coverage, the younger spouse is) at least age 59½ without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease your total Income ON Demand Benefit, as described further in this Appendix under "Withdrawals Under the Income ON Demand Benefit" and "Tenth-Year Credit." Note also that investing in any Fund, other than a Designated Fund, will cancel the Income ON Demand Benefit as described under "Cancellation of the Income ON Demand Benefit" in this Appendix.

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a "one-time" increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59½ without affecting your Income Benefit Base. If, at any time after age 59½ and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn, and

●	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Account Anniversary and the Account Anniversary following your 65th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

●	your Annual Income Amount will be reset on your next Account Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this "one-time" option, your new Annual Income Amount will be added to your Stored Income Balance on each Account Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how the Income ON Demand Benefit works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in the Income ON Demand Benefit. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Account Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000

Withdrawals Under the Income ON Demand Benefit

     Withdrawals After Age 59½

Starting at age 59½, you may take annual withdrawals up to your Stored Income Balance without affecting your Income ON Demand Benefit. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59½ are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract,

●	your Stored Income Balance, or

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under "Certain Tax Considerations").

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000

     Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000

Excess withdrawals taken in a down market could even more severely reduce your Income ON Demand Benefit. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$1,000	→	$1,000
12	$1,000	→	$2,000
13	$1,000	→	$3,000
14	$1,000	→	$4,000
15	$1,000	→	$5,000

     Withdrawals Prior to Age 59½ (Early Withdrawals)

All withdrawals taken before age 59½, including any "free withdrawal amounts," will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, withdrawals prior to age 59½ will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early withdrawals could severely reduce (or even exhaust) your Income ON Demand Benefit. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the Income ON Demand Benefit. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under the Income ON Demand Benefit do not begin to accrue until the first Account Anniversary after your 55th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Account Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base.)

Year	Income Benefit Base	Annual Income Amount		Stored Income Balance
	(beginning of Account Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$100,000	$0	→	$0
2	$100,000	$0	→	$0
3	$80,000	$0	→	$0
4	$80,000	$0	→	$0
5	$80,000	$0	→	$0
6	$80,000	$4,000	→	$4,000
7	$80,000	$4,000	→	$8,000
8	$80,000	$4,000	→	$12,000
9	$80,000	$4,000	→	$16,000
10	$80,000	$4,000	→	$20,000

In addition to reducing your Income ON Demand Benefit, any withdrawal before age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an "excess withdrawal" or an "early withdrawal" (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your Income ON Demand Benefit, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but the Income ON Demand Benefit will continue.  That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Account Anniversary after your Account Value goes to zero and continue for as long as you live. If you elected joint-life coverage, the payments will continue until the death of both you and your spouse as described in this Appendix under "Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage." If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)
using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"), if you have not already exercised this one-time option as described in this Appendix under "How the Income ON Demand Benefit Works," or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of the Income ON Demand Benefit

If you elect the Income ON Demand Benefit Rider, we will deduct a quarterly fee from your Account Value ("Income ON Demand Fee"). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2125% for joint-life coverage). The maximum Income ON Demand Fee you can pay in any one Account Year is equal to 0.65% of the highest Income ON Demand Benefit Base at any point in that Account Year, if you elected single-life coverage (0.85% for joint-life coverage).

Your Income ON Demand Fee will not change during an Account Year, unless you take one of three specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you make a withdrawal prior to age 59½ or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during an Account Year. However, as stated in this Appendix under "Step-Up Under the Income ON Demand Benefit," favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under "Cancellation of the Income ON Demand Benefit" in this Appendix.

Tenth-Year Credit

If you make no withdrawals during your first ten Account Years, on your tenth Account Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under the Income ON Demand Benefit

Regardless of your age on the Issue Date, on each Account Anniversary prior to your maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up your Income ON Demand Benefit.  If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your Income ON Demand Benefit will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Joint-Life Coverage

On the Issue Date, you have the option of electing the Income ON Demand Benefit with single-life coverage or, for a higher Income ON Demand Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events.  Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract.  On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while Income ON Demand is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while Income ON Demand is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision.  See also “Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Income On Demand Coverage Date will be your Issue Date if the younger spouse is at least age 55 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 55 if the younger spouse is less than age 55 on the Issue Date.  (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  On the Income On Demand Coverage Date, your Annual Income Amount will be calculated and begin accumulating. If withdrawals of the Stored Income Balance are taken before the date the younger spouse attains (or would have attained) age 59½, the withdrawal will be considered an "early withdrawal," and the Income Benefit Base will be reduced.

The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If a Participant remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, the Income ON Demand benefits continue for your life and, when you die, annual withdrawals are no longer available.  Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as Income ON Demand is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of the Income ON Demand Benefit

Should you decide that the Income ON Demand Benefit is no longer appropriate for you, you may cancel the Income ON Demand Benefit at any time. Upon cancellation, all benefits and charges under the Income ON Demand Rider shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," the Income ON Demand Rider will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of the Participant Under the Income ON Demand Benefit with Single-Life Coverage

If you selected single-life coverage, the Income ON Demand terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Benefit Rider on the original Contract (assuming that at the time of election the Income ON Demand Benefit is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Death of the Participant Under the Income ON Demand Benefit with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if a Participant dies while participating in the Income ON Demand Benefit, the provisions of the section in this Appendix titled “Death of the Participant Under the Income ON Demand Benefit with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, the Income ON Demand Benefit will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●
the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see "Step-Up Under the Income ON Demand Benefit" in this Appendix);

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the Income ON Demand fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including the Income ON Demand Benefit, terminates.

If you purchased joint life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under the Income ON Demand Benefit

Under the terms of the Income ON Demand Benefit, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an "early withdrawal" or an "excess withdrawal"), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see "Depleting Your Account Value" in this Appendix.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Income ON Demand.

When you elect to participate in the Income ON Demand Benefit, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your Income ON Demand Benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under the Income ON Demand Benefit as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the Income ON Demand Benefit, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see "Withdrawals Under the Income ON Demand Benefit"), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these considerations, please refer to "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

APPENDIX L -
BUILD YOUR PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the "build your portfolio" program. This program is more fully described under "BUILD YOUR PORTFOLIO" in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefit riders.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%

PIMCO VIT Total Return Portfolio[7]	AllianceBernstein VPS Balanced Wealth Strategy Portfolio[8]	Lord Abbett Series Fund All Value Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
Sun Capital Investment Grade Bond Fund®	Fidelity® VIP Balanced Portfolio	Lord Abbett Series Fund Growth & Income Portfolio[6]	SCSM Oppenheimer Main Street Small Cap Fund	MFS® High Yield Portfolio[6]
MFS® Government Securities Portfolio	Franklin Income Securities Fund	MFS® Value Portfolio	MFS® Growth Portfolio[2]	PIMCO VIT Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Templeton Founding Funds Allocation Fund[8]	Van Kampen LIT Comstock II	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund®
PIMCO VIT Real Return Portfolio[7]	MFS® Total Return Portfolio	Mutual Shares Securities Fund	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio
Huntington VA Mortgage Securities Fund[5]	Oppenheimer Balanced Fund/VA	Lord Abbett Series Fund Mid-Cap Value Portfolio[6]	Oppenheimer Main St. Small Cap Fund/VA2	Templeton Developing Markets Securities Fund[6]
MFS® Money Market Portfolio[6,8]	Van Kampen UIF Equity & Income II Fund[8]	MFS® Utilities Portfolio	MFS® New Discovery Portfolio[2]	MFS® Emerging Markets Equity Portfolio
PIMCO VIT Low Duration Portfolio[6]	Fidelity® VIP Freedom 2010 Portfolio[7]	MFS® Blended Research Core Equity Portfolio[2]	MFS® Mass Investors Growth Stock Portfolio[2]	MFS® Strategic Income Portfolio[1]
Sun Capital Money Market Fund®	Fidelity® VIP Freedom 2015 Portfolio	MFS® Global Research Portfolio[2]	MFS® International Value Portfolio	SCSM PIMCO High Yield Fund[8]
SCSM Goldman Sachs Short Duration Fund[8]	Fidelity® VIP Freedom 2020 Portfolio	MFS® Core Equity Portfolio	Templeton Foreign Securities Fund[6]	Lazard Retirement Emerging Markets Equity Portfolio[8]
SCSM PIMCO Total Return Fund[8]	SCSM Ibbotson Moderate Fund[8]	SCSM Davis Venture Value Fund	MFS® Research International Portfolio	Huntington VA Rotating Markets Fund[5]
SCSM BlackRock Inflation Protected Bond Fund[8]	SCSM Ibbotson Balanced Fund[8]	Oppenheimer Main St. Fund®/VA7	Templeton Growth Securities Fund	Huntington VA Real Strategies Fund[5]
	SCSM Ibbotson Growth Fund[8]	MFS® Strategic Value Portfolio[1]	First Eagle Overseas Variable Fund	PIMCO VIT All Asset Portfolio[6]
	BlackRock Global Allocation V.I. Fund[8]	MFS® Mid Cap Value Portfolio[1]	Oppenheimer Global Securities Fund/VA
		Huntington VA Dividend Capture Fund[5]	Columbia Marsico International Opportunities Fund, Variable Series
		Huntington VA Income Equity Fund[5]	Fidelity® VIP Mid Cap Portfolio
		SCSM Lord Abbett Growth & Income Fund[8]	Wanger USA[3]
		SCSM Goldman Sachs Mid Cap Value Fund[8]	Wanger Select, Variable Series[3]
		AllianceBernstein VPS Wealth Appreciation Strategy Portfolio[8]	Columbia Small Cap Value[3]
		SCSM Oppenheimer Large Cap Core Fund	MFS® International Growth Portfolio
SCSM WMC Large Cap Growth Fund[8]
Columbia Marsico Growth Fund, Variable Series[4]
Columbia Marsico 21st Century Fund, Variable Series[4]
MFS® Capital Appreciation Portfolio[1]
MFS® Mid Cap Growth Portfolio[1]
MFS® Global Growth Portfolio[1]
Huntington VA Growth Fund[5]
Huntington VA Marco 100 Fund[5]
Huntington VA Mid Corp America Fund[5]

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%

Huntington VA New Economy Fund[5]
Huntington VA International Equity Fund[5]
Huntington VA Situs Fund[5]
SCSM WMC Blue Chip Mid Cap Fund[8]
Van Kampen UIF Mid Cap Growth II Portfolio[8]
Van Kampen UIF Mid Cap Value II Portfolio[8]
AllianceBernstein VPS International Growth Portfolio[8]
AllianceBernstein VPS International Value Portfolio[7,8]
Fidelity® VIP Contrafund Portfolio[8]
SCSM AllianceBernstein International Value Fund[8]
SCSM Dremen Small Cap Value Fund[8]
SCSM AIM Small Cap Growth Fund[8]

1 Only available if you purchased your Contract before February 2, 2004.
2 Only available if you purchased your Contract before March 5, 2007.
3 Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.

[4] Only B Class shares available if you purchased your Contract on or after March 5, 2007.  Only A Class shares available if you purchased your Contract through a Bank of America representative before March 5, 2007.

5 Only available if you purchased your Contract through a Huntington Bank representative.
6 Only available if you purchased your Contract before March 10, 2008.
7 Only available if you purchased your Contract before October 20, 2008.
8 Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

APPENDIX M -
CONDENSED FINANCIAL INFORMATION

The following information for SUN LIFE FINANCIAL MASTERS EXTRA should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Columbia Marsico 21st Century Class B	01	2007	10.0000	12.1432	698,902

Columbia Marsico 21st Century Class B	02	2007	10.0000	12.1228	526,384

Columbia Marsico 21st Century Class B	03	2007	10.0000	12.1177	4,306

Columbia Marsico 21st Century Class B	04	2007	10.0000	12.1024	109,925

Columbia Marsico 21st Century Class B	05	2007	10.0000	12.0974	0

Columbia Marsico 21st Century Class B	06	2007	10.0000	12.0821	9,727

Columbia Marsico 21st Century Class B	07	2007	10.0000	12.0770	0

Columbia Marsico 21st Century Class B	08	2007	10.0000	12.0566	0

Columbia Marsico 21st Century Fund, Variable Series	01	2007	13.2715	15.5606	0
Columbia Marsico 21st Century Fund, Variable Series	01	2006	11.2743	13.2715	0
Columbia Marsico 21st Century Fund, Variable Series	01	2005	10.0000	11.2743	0

Columbia Marsico 21st Century Fund, Variable Series	02	2007	13.2236	15.4727	0
Columbia Marsico 21st Century Fund, Variable Series	02	2006	11.2565	13.2236	0
Columbia Marsico 21st Century Fund, Variable Series	02	2005	10.0000	11.2565	0

Columbia Marsico 21st Century Fund, Variable Series	03	2007	13.2116	15.4508	0
Columbia Marsico 21st Century Fund, Variable Series	03	2006	11.2520	13.2116	0
Columbia Marsico 21st Century Fund, Variable Series	03	2005	10.0000	11.2520	0

Columbia Marsico 21st Century Fund, Variable Series	04	2007	13.1757	15.3851	0
Columbia Marsico 21st Century Fund, Variable Series	04	2006	11.2386	13.1757	0
Columbia Marsico 21st Century Fund, Variable Series	04	2005	10.0000	11.2386	0

Columbia Marsico 21st Century Fund, Variable Series	05	2007	13.1639	15.3634	0
Columbia Marsico 21st Century Fund, Variable Series	05	2006	11.2342	13.1639	0
Columbia Marsico 21st Century Fund, Variable Series	05	2005	10.0000	11.2342	0

Columbia Marsico 21st Century Fund, Variable Series	06	2007	13.1280	15.2979	0
Columbia Marsico 21st Century Fund, Variable Series	06	2006	11.2208	13.1280	0
Columbia Marsico 21st Century Fund, Variable Series	06	2005	10.0000	11.2208	0

Columbia Marsico 21st Century Fund, Variable Series	07	2007	13.1161	15.2762	0
Columbia Marsico 21st Century Fund, Variable Series	07	2006	11.2163	13.1161	0
Columbia Marsico 21st Century Fund, Variable Series	07	2005	10.0000	11.2163	0

Columbia Marsico 21st Century Fund, Variable Series	08	2007	13.0685	15.1893	0
Columbia Marsico 21st Century Fund, Variable Series	08	2006	11.1984	13.0685	0
Columbia Marsico 21st Century Fund, Variable Series	08	2005	10.0000	11.1984	0

Columbia Marsico Growth Class B	01	2007	10.0000	11.7829	143,107

Columbia Marsico Growth Class B	02	2007	10.0000	11.7631	26,603

Columbia Marsico Growth Class B	03	2007	10.0000	11.7582	0

Columbia Marsico Growth Class B	04	2007	10.0000	11.7433	15,710

Columbia Marsico Growth Class B	05	2007	10.0000	11.7384	0

Columbia Marsico Growth Class B	06	2007	10.0000	11.7235	0

Columbia Marsico Growth Class B	07	2007	10.0000	11.7186	0

Columbia Marsico Growth Class B	08	2007	10.0000	11.6988	0

Columbia Marsico Growth Fund, Variable Series	01	2007	11.4213	13.1881	0
Columbia Marsico Growth Fund, Variable Series	01	2006	10.9510	11.4213	0
Columbia Marsico Growth Fund, Variable Series	01	2005	10.0000	10.9510	0

Columbia Marsico Growth Fund, Variable Series	02	2007	11.3800	13.1136	0
Columbia Marsico Growth Fund, Variable Series	02	2006	10.9337	11.3800	0
Columbia Marsico Growth Fund, Variable Series	02	2005	10.0000	10.9337	0

Columbia Marsico Growth Fund, Variable Series	03	2007	11.3697	13.0950	0
Columbia Marsico Growth Fund, Variable Series	03	2006	10.9293	11.3697	0
Columbia Marsico Growth Fund, Variable Series	03	2005	10.0000	10.9293	0

Columbia Marsico Growth Fund, Variable Series	04	2007	11.3388	13.0393	0
Columbia Marsico Growth Fund, Variable Series	04	2006	10.9163	11.3388	0
Columbia Marsico Growth Fund, Variable Series	04	2005	10.0000	10.9163	0

Columbia Marsico Growth Fund, Variable Series	05	2007	11.3286	13.0210	0
Columbia Marsico Growth Fund, Variable Series	05	2006	10.9120	11.3286	0
Columbia Marsico Growth Fund, Variable Series	05	2005	10.0000	10.9120	0

Columbia Marsico Growth Fund, Variable Series	06	2007	11.2978	12.9655	0
Columbia Marsico Growth Fund, Variable Series	06	2006	10.8990	11.2978	0
Columbia Marsico Growth Fund, Variable Series	06	2005	10.0000	10.8990	0

Columbia Marsico Growth Fund, Variable Series	07	2007	11.2875	12.9471	0
Columbia Marsico Growth Fund, Variable Series	07	2006	10.8946	11.2875	0
Columbia Marsico Growth Fund, Variable Series	07	2005	10.0000	10.8946	0

Columbia Marsico Growth Fund, Variable Series	08	2007	11.2465	12.8734	0
Columbia Marsico Growth Fund, Variable Series	08	2006	10.8773	11.2465	0
Columbia Marsico Growth Fund, Variable Series	08	2005	10.0000	10.8773	0

Columbia Marsico International Opp fund, Variable Fund	01	2007	14.4611	17.0108	38,622
Columbia Marsico International Opp fund, Variable Fund	01	2006	11.9382	14.4611	0
Columbia Marsico International Opp fund, Variable Fund	01	2005	10.0000	11.9382	0

Columbia Marsico International Opp fund, Variable Fund	02	2007	14.4089	16.9148	27,367
Columbia Marsico International Opp fund, Variable Fund	02	2006	11.9193	14.4089	0
Columbia Marsico International Opp fund, Variable Fund	02	2005	10.0000	11.9193	0

Columbia Marsico International Opp fund, Variable Fund	03	2007	14.3959	16.8907	347
Columbia Marsico International Opp fund, Variable Fund	03	2006	11.9146	14.3959	0
Columbia Marsico International Opp fund, Variable Fund	03	2005	10.0000	11.9146	0

Columbia Marsico International Opp fund, Variable Fund	04	2007	14.3568	16.8189	21,469
Columbia Marsico International Opp fund, Variable Fund	04	2006	11.9004	14.3568	0
Columbia Marsico International Opp fund, Variable Fund	04	2005	10.0000	11.9004	0

Columbia Marsico International Opp fund, Variable Fund	05	2007	14.3439	16.7952	0
Columbia Marsico International Opp fund, Variable Fund	05	2006	11.8957	14.3439	0
Columbia Marsico International Opp fund, Variable Fund	05	2005	10.0000	11.8957	0

Columbia Marsico International Opp fund, Variable Fund	06	2007	14.3048	16.7236	0
Columbia Marsico International Opp fund, Variable Fund	06	2006	11.8815	14.3048	0
Columbia Marsico International Opp fund, Variable Fund	06	2005	10.0000	11.8815	0

Columbia Marsico International Opp fund, Variable Fund	07	2007	14.2918	16.6999	0
Columbia Marsico International Opp fund, Variable Fund	07	2006	11.8768	14.2918	0
Columbia Marsico International Opp fund, Variable Fund	07	2005	10.0000	11.8768	0

Columbia Marsico International Opp fund, Variable Fund	08	2007	14.2399	16.6049	0
Columbia Marsico International Opp fund, Variable Fund	08	2006	11.8579	14.2399	0
Columbia Marsico International Opp fund, Variable Fund	08	2005	10.0000	11.8579	0

Columbia Small Cap Value Fund, Variable Series	01	2007	12.4771	11.9477	0
Columbia Small Cap Value Fund, Variable Series	01	2006	10.6333	12.4771	0
Columbia Small Cap Value Fund, Variable Series	01	2005	10.0000	10.6333	0

Columbia Small Cap Value Fund, Variable Series	02	2007	12.4321	11.8802	0
Columbia Small Cap Value Fund, Variable Series	02	2006	10.6165	12.4321	0
Columbia Small Cap Value Fund, Variable Series	02	2005	10.0000	10.6165	0

Columbia Small Cap Value Fund, Variable Series	03	2007	12.4208	11.8633	0
Columbia Small Cap Value Fund, Variable Series	03	2006	10.6123	12.4208	0
Columbia Small Cap Value Fund, Variable Series	03	2005	10.0000	10.6123	0

Columbia Small Cap Value Fund, Variable Series	04	2007	12.3871	11.8129	0
Columbia Small Cap Value Fund, Variable Series	04	2006	10.5996	12.3871	0
Columbia Small Cap Value Fund, Variable Series	04	2005	10.0000	10.5996	0

Columbia Small Cap Value Fund, Variable Series	05	2007	12.3759	11.7962	0
Columbia Small Cap Value Fund, Variable Series	05	2006	10.5955	12.3759	0
Columbia Small Cap Value Fund, Variable Series	05	2005	10.0000	10.5955	0

Columbia Small Cap Value Fund, Variable Series	06	2007	12.3422	11.7459	0
Columbia Small Cap Value Fund, Variable Series	06	2006	10.5828	12.3422	0
Columbia Small Cap Value Fund, Variable Series	06	2005	10.0000	10.5828	0

Columbia Small Cap Value Fund, Variable Series	07	2007	12.3310	11.7293	0
Columbia Small Cap Value Fund, Variable Series	07	2006	10.5786	12.3310	0
Columbia Small Cap Value Fund, Variable Series	07	2005	10.0000	10.5786	0

Columbia Small Cap Value Fund, Variable Series	08	2007	12.2862	11.6625	0
Columbia Small Cap Value Fund, Variable Series	08	2006	10.5618	12.2862	0
Columbia Small Cap Value Fund, Variable Series	08	2005	10.0000	10.5618	0

Fidelity VIP Balanced Svc2	01	2007	10.0000	10.7289	325,035

Fidelity VIP Balanced Svc2	02	2007	10.0000	10.7109	59,950

Fidelity VIP Balanced Svc2	03	2007	10.0000	10.7064	0

Fidelity VIP Balanced Svc2	04	2007	10.0000	10.6929	189

Fidelity VIP Balanced Svc2	05	2007	10.0000	10.6884	0

Fidelity VIP Balanced Svc2	06	2007	10.0000	10.6748	0

Fidelity VIP Balanced Svc2	07	2007	10.0000	10.6704	0

Fidelity VIP Balanced Svc2	08	2007	10.0000	10.6523	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2007	11.1088	11.8386	48,878
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2006	10.3124	11.1088	9,386
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2005	10.0000	10.3124	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2007	11.0826	11.7865	26,686
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2006	10.3090	11.0826	16,930
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2005	10.0000	10.3090	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2007	11.0760	11.7734	349
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2006	10.3081	11.0760	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2005	10.0000	10.3081	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2007	11.0563	11.7344	27,293
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2006	10.3055	11.0563	26,249
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2005	10.0000	10.3055	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2007	11.0498	11.7215	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2006	10.3046	11.0498	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2005	10.0000	10.3046	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2007	11.0300	11.6825	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2006	10.3020	11.0300	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2005	10.0000	10.3020	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2007	11.0235	11.6696	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2006	10.3012	11.0235	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2005	10.0000	10.3012	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2007	10.9973	11.6178	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2006	10.2977	10.9973	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2005	10.0000	10.2977	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2007	11.3182	12.1343	88,139
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2006	10.3876	11.3182	33,619
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2005	10.0000	10.3876	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2007	11.2915	12.0809	134,960
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2006	10.3841	11.2915	54,920
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2005	10.0000	10.3841	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2007	11.2848	12.0675	4,957
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2006	10.3832	11.2848	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2005	10.0000	10.3832	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2007	11.2647	12.0275	32,008
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2006	10.3806	11.2647	7,962
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2005	10.0000	10.3806	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2007	11.2581	12.0143	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2006	10.3798	11.2581	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2005	10.0000	10.3798	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2007	11.2380	11.9744	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2006	10.3771	11.2380	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2005	10.0000	10.3771	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2007	11.2313	11.9611	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2006	10.3763	11.2313	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2005	10.0000	10.3763	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2007	11.2046	11.9081	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2006	10.3728	11.2046	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2005	10.0000	10.3728	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2007	11.4517	12.3779	169,054
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2006	10.4285	11.4517	86,470
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2005	10.0000	10.4285	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2007	11.4246	12.3234	213,737
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2006	10.4250	11.4246	123,216
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2005	10.0000	10.4250	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2007	11.4178	12.3098	335
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2006	10.4241	11.4178	2,355
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2005	10.0000	10.4241	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2007	11.3975	12.2690	151,913
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2006	10.4215	11.3975	39,985
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2005	10.0000	10.4215	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2007	11.3908	12.2555	8,693
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2006	10.4206	11.3908	8,736
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2005	10.0000	10.4206	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2007	11.3705	12.2147	10,062
Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2006	10.4180	11.3705	12,640
Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2005	10.0000	10.4180	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2007	11.3638	12.2012	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2006	10.4171	11.3638	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2005	10.0000	10.4171	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2007	11.3367	12.1471	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2006	10.4136	11.3367	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2005	10.0000	10.4136	0

Fidelity VIP Mid Cap Svc2	01	2007	10.0000	11.6777	1,230,166

Fidelity VIP Mid Cap Svc2	02	2007	10.0000	11.6582	963,511

Fidelity VIP Mid Cap Svc2	03	2007	10.0000	11.6532	15,582

Fidelity VIP Mid Cap Svc2	04	2007	10.0000	11.6385	190,000

Fidelity VIP Mid Cap Svc2	05	2007	10.0000	11.6337	0

Fidelity VIP Mid Cap Svc2	06	2007	10.0000	11.6189	3,396

Fidelity VIP Mid Cap Svc2	07	2007	10.0000	11.6140	914

Fidelity VIP Mid Cap Svc2	08	2007	10.0000	11.5944	0

First Eagle Overseas Variable Fund	01	2007	10.0000	10.6485	1,183,563

First Eagle Overseas Variable Fund	02	2007	10.0000	10.6307	559,524

First Eagle Overseas Variable Fund	03	2007	10.0000	10.6262	38,312

First Eagle Overseas Variable Fund	04	2007	10.0000	10.6128	106,182

First Eagle Overseas Variable Fund	05	2007	10.0000	10.6083	0

First Eagle Overseas Variable Fund	06	2007	10.0000	10.5949	0

First Eagle Overseas Variable Fund	07	2007	10.0000	10.5904	0

First Eagle Overseas Variable Fund	08	2007	10.0000	10.5725	0

Franklin Income Securities Class 2	01	2007	10.0000	10.1772	575,047

Franklin Income Securities Class 2	02	2007	10.0000	10.1602	168,438

Franklin Income Securities Class 2	03	2007	10.0000	10.1559	0

Franklin Income Securities Class 2	04	2007	10.0000	10.1430	83,062

Franklin Income Securities Class 2	05	2007	10.0000	10.1388	0

Franklin Income Securities Class 2	06	2007	10.0000	10.1260	0

Franklin Income Securities Class 2	07	2007	10.0000	10.1217	0

Franklin Income Securities Class 2	08	2007	10.0000	10.1046	0

Franklin Small Cap Value Securities Fund	01	2007	20.0929	19.2794	145,969
Franklin Small Cap Value Securities Fund	01	2006	17.4724	20.0929	76,212
Franklin Small Cap Value Securities Fund	01	2005	16.3410	17.4724	39,130
Franklin Small Cap Value Securities Fund	01	2004	13.4341	16.3410	24,424
Franklin Small Cap Value Securities Fund	01	2003	10.3434	13.4341	14,279
Franklin Small Cap Value Securities Fund	01	2002	10.0000	10.3434	0

Franklin Small Cap Value Securities Fund	02	2007	19.9222	19.0765	195,874
Franklin Small Cap Value Securities Fund	02	2006	17.3592	19.9222	135,184
Franklin Small Cap Value Securities Fund	02	2005	16.2681	17.3592	95,074
Franklin Small Cap Value Securities Fund	02	2004	13.4015	16.2681	89,198
Franklin Small Cap Value Securities Fund	02	2003	10.3393	13.4015	45,394
Franklin Small Cap Value Securities Fund	02	2002	10.0000	10.3393	0

Franklin Small Cap Value Securities Fund	03	2007	19.8796	19.0260	0
Franklin Small Cap Value Securities Fund	03	2006	17.3309	19.8796	0
Franklin Small Cap Value Securities Fund	03	2005	16.2499	17.3309	0
Franklin Small Cap Value Securities Fund	03	2004	13.3933	16.2499	0
Franklin Small Cap Value Securities Fund	03	2003	10.3383	13.3933	0
Franklin Small Cap Value Securities Fund	03	2002	10.0000	10.3383	0

Franklin Small Cap Value Securities Fund	04	2007	19.7524	18.8750	71,652
Franklin Small Cap Value Securities Fund	04	2006	17.2463	19.7524	46,997
Franklin Small Cap Value Securities Fund	04	2005	16.1953	17.2463	35,428
Franklin Small Cap Value Securities Fund	04	2004	13.3689	16.1953	85,275
Franklin Small Cap Value Securities Fund	04	2003	10.3352	13.3689	37,645
Franklin Small Cap Value Securities Fund	04	2002	10.0000	10.3352	0

Franklin Small Cap Value Securities Fund	05	2007	19.7104	18.8254	0
Franklin Small Cap Value Securities Fund	05	2006	17.2184	19.7104	405
Franklin Small Cap Value Securities Fund	05	2005	16.1772	17.2184	405
Franklin Small Cap Value Securities Fund	05	2004	13.3608	16.1772	406
Franklin Small Cap Value Securities Fund	05	2003	10.3341	13.3608	0
Franklin Small Cap Value Securities Fund	05	2002	10.0000	10.3341	0

Franklin Small Cap Value Securities Fund	06	2007	19.5839	18.6756	2,311
Franklin Small Cap Value Securities Fund	06	2006	17.1341	19.5839	2,306
Franklin Small Cap Value Securities Fund	06	2005	16.1227	17.1341	849
Franklin Small Cap Value Securities Fund	06	2004	13.3363	16.1227	850
Franklin Small Cap Value Securities Fund	06	2003	10.3311	13.3363	2,821
Franklin Small Cap Value Securities Fund	06	2002	10.0000	10.3311	0

Franklin Small Cap Value Securities Fund	07	2007	18.4289	17.5652	3,954
Franklin Small Cap Value Securities Fund	07	2006	16.1318	18.4289	3,645
Franklin Small Cap Value Securities Fund	07	2005	15.1873	16.1318	0
Franklin Small Cap Value Securities Fund	07	2004	12.5690	15.1873	0
Franklin Small Cap Value Securities Fund	07	2003	10.0000	12.5690	0

Franklin Small Cap Value Securities Fund	08	2007	18.2921	17.3988	0
Franklin Small Cap Value Securities Fund	08	2006	16.0448	18.2921	0
Franklin Small Cap Value Securities Fund	08	2005	15.1364	16.0448	0
Franklin Small Cap Value Securities Fund	08	2004	12.5526	15.1364	0
Franklin Small Cap Value Securities Fund	08	2003	10.0000	12.5526	0

Franklin Strategic Income Securities Class 2	01	2007	10.0000	10.3355	54,255

Franklin Strategic Income Securities Class 2	02	2007	10.0000	10.3182	28,686

Franklin Strategic Income Securities Class 2	03	2007	10.0000	10.3139	0

Franklin Strategic Income Securities Class 2	04	2007	10.0000	10.3008	35,283

Franklin Strategic Income Securities Class 2	05	2007	10.0000	10.2965	0

Franklin Strategic Income Securities Class 2	06	2007	10.0000	10.2835	0

Franklin Strategic Income Securities Class 2	07	2007	10.0000	10.2792	0

Franklin Strategic Income Securities Class 2	08	2007	10.0000	10.2618	0

Lord Abbett All Value Portfolio	01	2007	14.0019	14.6878	165,526
Lord Abbett All Value Portfolio	01	2006	12.4243	14.0019	47,120
Lord Abbett All Value Portfolio	01	2005	11.8171	12.4243	11,226
Lord Abbett All Value Portfolio	01	2004	10.3896	11.8171	13,641
Lord Abbett All Value Portfolio	01	2003	10.0000	10.3896	0

Lord Abbett All Value Portfolio	02	2007	13.9149	14.5667	218,595
Lord Abbett All Value Portfolio	02	2006	12.3722	13.9149	174,714
Lord Abbett All Value Portfolio	02	2005	11.7915	12.3722	16,623
Lord Abbett All Value Portfolio	02	2004	10.3883	11.7915	12,283
Lord Abbett All Value Portfolio	02	2003	10.0000	10.3883	0

Lord Abbett All Value Portfolio	03	2007	13.8932	14.5365	1,983
Lord Abbett All Value Portfolio	03	2006	12.3592	13.8932	2,163
Lord Abbett All Value Portfolio	03	2005	11.7851	12.3592	2,194
Lord Abbett All Value Portfolio	03	2004	10.3880	11.7851	1,148
Lord Abbett All Value Portfolio	03	2003	10.0000	10.3880	0

Lord Abbett All Value Portfolio	04	2007	13.8282	14.4461	47,887
Lord Abbett All Value Portfolio	04	2006	12.3202	13.8282	48,303
Lord Abbett All Value Portfolio	04	2005	11.7658	12.3202	29,067
Lord Abbett All Value Portfolio	04	2004	10.3870	11.7658	19,111
Lord Abbett All Value Portfolio	04	2003	10.0000	10.3870	0

Lord Abbett All Value Portfolio	05	2007	13.8068	14.4164	0
Lord Abbett All Value Portfolio	05	2006	12.3073	13.8068	0
Lord Abbett All Value Portfolio	05	2005	11.7595	12.3073	0
Lord Abbett All Value Portfolio	05	2004	10.3866	11.7595	0
Lord Abbett All Value Portfolio	05	2003	10.0000	10.3866	0

Lord Abbett All Value Portfolio	06	2007	13.7420	14.3266	2,439
Lord Abbett All Value Portfolio	06	2006	12.2684	13.7420	19,533
Lord Abbett All Value Portfolio	06	2005	11.7402	12.2684	4,604
Lord Abbett All Value Portfolio	06	2004	10.3856	11.7402	1,502
Lord Abbett All Value Portfolio	06	2003	10.0000	10.3856	0

Lord Abbett All Value Portfolio	07	2007	13.7205	14.2969	0
Lord Abbett All Value Portfolio	07	2006	12.2555	13.7205	0
Lord Abbett All Value Portfolio	07	2005	11.7338	12.2555	0
Lord Abbett All Value Portfolio	07	2004	10.3853	11.7338	0
Lord Abbett All Value Portfolio	07	2003	10.0000	10.3853	0

Lord Abbett All Value Portfolio	08	2007	13.6347	14.1782	0
Lord Abbett All Value Portfolio	08	2006	12.2037	13.6347	0
Lord Abbett All Value Portfolio	08	2005	11.7082	12.2037	0
Lord Abbett All Value Portfolio	08	2004	10.3840	11.7082	0
Lord Abbett All Value Portfolio	08	2003	10.0000	10.3840	0

Lord Abbett Series Fund Growth and Income	01	2007	16.7485	17.0283	2,571,756
Lord Abbett Series Fund Growth and Income	01	2006	14.5279	16.7485	1,114,520
Lord Abbett Series Fund Growth and Income	01	2005	14.3136	14.5279	689,416
Lord Abbett Series Fund Growth and Income	01	2004	12.9263	14.3136	486,726
Lord Abbett Series Fund Growth and Income	01	2003	10.0369	12.9263	73,174
Lord Abbett Series Fund Growth and Income	01	2002	10.0000	10.0369	0

Lord Abbett Series Fund Growth and Income	02	2007	16.6062	16.8490	2,488,769
Lord Abbett Series Fund Growth and Income	02	2006	14.4337	16.6062	1,254,245
Lord Abbett Series Fund Growth and Income	02	2005	14.2498	14.4337	685,505
Lord Abbett Series Fund Growth and Income	02	2004	12.8949	14.2498	457,247
Lord Abbett Series Fund Growth and Income	02	2003	10.0329	12.8949	157,646
Lord Abbett Series Fund Growth and Income	02	2002	10.0000	10.0329	0

Lord Abbett Series Fund Growth and Income	03	2007	16.5707	16.8043	109,820
Lord Abbett Series Fund Growth and Income	03	2006	14.4102	16.5707	85,756
Lord Abbett Series Fund Growth and Income	03	2005	14.2338	14.4102	75,173
Lord Abbett Series Fund Growth and Income	03	2004	12.8870	14.2338	51,247
Lord Abbett Series Fund Growth and Income	03	2003	10.0319	12.8870	1,439
Lord Abbett Series Fund Growth and Income	03	2002	10.0000	10.0319	0

Lord Abbett Series Fund Growth and Income	04	2007	16.4646	16.6710	976,519
Lord Abbett Series Fund Growth and Income	04	2006	14.3398	16.4646	808,268
Lord Abbett Series Fund Growth and Income	04	2005	14.1859	14.3398	556,642
Lord Abbett Series Fund Growth and Income	04	2004	12.8634	14.1859	589,204
Lord Abbett Series Fund Growth and Income	04	2003	10.0289	12.8634	119,703
Lord Abbett Series Fund Growth and Income	04	2002	10.0000	10.0289	0

Lord Abbett Series Fund Growth and Income	05	2007	16.4297	16.6272	9,444
Lord Abbett Series Fund Growth and Income	05	2006	14.3166	16.4297	5,856
Lord Abbett Series Fund Growth and Income	05	2005	14.1702	14.3166	3,031
Lord Abbett Series Fund Growth and Income	05	2004	12.8557	14.1702	1,193
Lord Abbett Series Fund Growth and Income	05	2003	10.0279	12.8557	0
Lord Abbett Series Fund Growth and Income	05	2002	10.0000	10.0279	0

Lord Abbett Series Fund Growth and Income	06	2007	16.3242	16.4949	87,442
Lord Abbett Series Fund Growth and Income	06	2006	14.2465	16.3242	90,788
Lord Abbett Series Fund Growth and Income	06	2005	14.1224	14.2465	105,680
Lord Abbett Series Fund Growth and Income	06	2004	12.8321	14.1224	139,464
Lord Abbett Series Fund Growth and Income	06	2003	10.0249	12.8321	27,342
Lord Abbett Series Fund Growth and Income	06	2002	10.0000	10.0249	0

Lord Abbett Series Fund Growth and Income	07	2007	15.1515	15.3021	133,168
Lord Abbett Series Fund Growth and Income	07	2006	13.2298	15.1515	145,679
Lord Abbett Series Fund Growth and Income	07	2005	13.1212	13.2298	147,277
Lord Abbett Series Fund Growth and Income	07	2004	11.9285	13.1212	200,303
Lord Abbett Series Fund Growth and Income	07	2003	10.0000	11.9285	49,703

Lord Abbett Series Fund Growth and Income	08	2007	15.0390	15.1572	12,104
Lord Abbett Series Fund Growth and Income	08	2006	13.1584	15.0390	12,878
Lord Abbett Series Fund Growth and Income	08	2005	13.0772	13.1584	14,263
Lord Abbett Series Fund Growth and Income	08	2004	11.9129	13.0772	22,753
Lord Abbett Series Fund Growth and Income	08	2003	10.0000	11.9129	1,355

Lord Abbett Series Fund Growth Opportunities	01	2007	12.1791	14.5187	373,212
Lord Abbett Series Fund Growth Opportunities	01	2006	11.4827	12.1791	303,244
Lord Abbett Series Fund Growth Opportunities	01	2005	11.1645	11.4827	166,459
Lord Abbett Series Fund Growth Opportunities	01	2004	10.2112	11.1645	66,261
Lord Abbett Series Fund Growth Opportunities	01	2003	10.0000	10.2112	0
Lord Abbett Series Fund Growth Opportunities	01	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	02	2007	12.1035	14.3990	378,567
Lord Abbett Series Fund Growth Opportunities	02	2006	11.4346	12.1035	342,442
Lord Abbett Series Fund Growth Opportunities	02	2005	11.1403	11.4346	144,987
Lord Abbett Series Fund Growth Opportunities	02	2004	10.2098	11.1403	44,060
Lord Abbett Series Fund Growth Opportunities	02	2003	10.0000	10.2098	0
Lord Abbett Series Fund Growth Opportunities	02	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	03	2007	12.0845	14.3691	25,576
Lord Abbett Series Fund Growth Opportunities	03	2006	11.4225	12.0845	27,827
Lord Abbett Series Fund Growth Opportunities	03	2005	11.1342	11.4225	17,036
Lord Abbett Series Fund Growth Opportunities	03	2004	10.2095	11.1342	7,195
Lord Abbett Series Fund Growth Opportunities	03	2003	10.0000	10.2095	0
Lord Abbett Series Fund Growth Opportunities	03	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	04	2007	12.0280	14.2798	244,128
Lord Abbett Series Fund Growth Opportunities	04	2006	11.3864	12.0280	208,402
Lord Abbett Series Fund Growth Opportunities	04	2005	11.1160	11.3864	144,959
Lord Abbett Series Fund Growth Opportunities	04	2004	10.2085	11.1160	107,277
Lord Abbett Series Fund Growth Opportunities	04	2003	10.0000	10.2085	0
Lord Abbett Series Fund Growth Opportunities	04	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	05	2007	12.0093	14.2504	2,116
Lord Abbett Series Fund Growth Opportunities	05	2006	11.3745	12.0093	1,878
Lord Abbett Series Fund Growth Opportunities	05	2005	11.1100	11.3745	1,073
Lord Abbett Series Fund Growth Opportunities	05	2004	10.2082	11.1100	287
Lord Abbett Series Fund Growth Opportunities	05	2003	10.0000	10.2082	0
Lord Abbett Series Fund Growth Opportunities	05	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	06	2007	11.9530	14.1616	14,348
Lord Abbett Series Fund Growth Opportunities	06	2006	11.3385	11.9530	16,585
Lord Abbett Series Fund Growth Opportunities	06	2005	11.0918	11.3385	14,240
Lord Abbett Series Fund Growth Opportunities	06	2004	10.2072	11.0918	9,430
Lord Abbett Series Fund Growth Opportunities	06	2003	10.0000	10.2072	0
Lord Abbett Series Fund Growth Opportunities	06	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	07	2007	11.9343	14.1322	18,526
Lord Abbett Series Fund Growth Opportunities	07	2006	11.3266	11.9343	24,350
Lord Abbett Series Fund Growth Opportunities	07	2005	11.0858	11.3266	19,849
Lord Abbett Series Fund Growth Opportunities	07	2004	10.2069	11.0858	20,860
Lord Abbett Series Fund Growth Opportunities	07	2003	10.0000	10.2069	0

Lord Abbett Series Fund Growth Opportunities	08	2007	11.8596	14.0149	1,722
Lord Abbett Series Fund Growth Opportunities	08	2006	11.2787	11.8596	1,945
Lord Abbett Series Fund Growth Opportunities	08	2005	11.0616	11.2787	1,477
Lord Abbett Series Fund Growth Opportunities	08	2004	10.2056	11.0616	1,559
Lord Abbett Series Fund Growth Opportunities	08	2003	10.0000	10.2056	0

Lord Abbett Series Fund Mid Cap Value	01	2007	17.9544	17.7500	444,943
Lord Abbett Series Fund Mid Cap Value	01	2006	16.2736	17.9544	249,111
Lord Abbett Series Fund Mid Cap Value	01	2005	15.2965	16.2736	132,978
Lord Abbett Series Fund Mid Cap Value	01	2004	12.5454	15.2965	133,944
Lord Abbett Series Fund Mid Cap Value	01	2003	10.2298	12.5454	14,007
Lord Abbett Series Fund Mid Cap Value	01	2002	10.0000	10.2298	0

Lord Abbett Series Fund Mid Cap Value	02	2007	17.8018	17.5632	519,969
Lord Abbett Series Fund Mid Cap Value	02	2006	16.1681	17.8018	396,929
Lord Abbett Series Fund Mid Cap Value	02	2005	15.2283	16.1681	214,227
Lord Abbett Series Fund Mid Cap Value	02	2004	12.5149	15.2283	167,052
Lord Abbett Series Fund Mid Cap Value	02	2003	10.2257	12.5149	45,184
Lord Abbett Series Fund Mid Cap Value	02	2002	10.0000	10.2257	0

Lord Abbett Series Fund Mid Cap Value	03	2007	17.7637	17.5166	21,462
Lord Abbett Series Fund Mid Cap Value	03	2006	16.1417	17.7637	18,815
Lord Abbett Series Fund Mid Cap Value	03	2005	15.2112	16.1417	8,945
Lord Abbett Series Fund Mid Cap Value	03	2004	12.5073	15.2112	10,662
Lord Abbett Series Fund Mid Cap Value	03	2003	10.2247	12.5073	525
Lord Abbett Series Fund Mid Cap Value	03	2002	10.0000	10.2247	0

Lord Abbett Series Fund Mid Cap Value	04	2007	17.6500	17.3776	269,003
Lord Abbett Series Fund Mid Cap Value	04	2006	16.0629	17.6500	213,098
Lord Abbett Series Fund Mid Cap Value	04	2005	15.1601	16.0629	159,709
Lord Abbett Series Fund Mid Cap Value	04	2004	12.4844	15.1601	226,007
Lord Abbett Series Fund Mid Cap Value	04	2003	10.2216	12.4844	20,468
Lord Abbett Series Fund Mid Cap Value	04	2002	10.0000	10.2216	0

Lord Abbett Series Fund Mid Cap Value	05	2007	17.6125	17.3319	1,493
Lord Abbett Series Fund Mid Cap Value	05	2006	16.0369	17.6125	2,036
Lord Abbett Series Fund Mid Cap Value	05	2005	15.1432	16.0369	1,072
Lord Abbett Series Fund Mid Cap Value	05	2004	12.4769	15.1432	849
Lord Abbett Series Fund Mid Cap Value	05	2003	10.2206	12.4769	0
Lord Abbett Series Fund Mid Cap Value	05	2002	10.0000	10.2206	0

Lord Abbett Series Fund Mid Cap Value	06	2007	17.4995	17.1940	15,505
Lord Abbett Series Fund Mid Cap Value	06	2006	15.9584	17.4995	13,637
Lord Abbett Series Fund Mid Cap Value	06	2005	15.0922	15.9584	14,463
Lord Abbett Series Fund Mid Cap Value	06	2004	12.4540	15.0922	27,069
Lord Abbett Series Fund Mid Cap Value	06	2003	10.2176	12.4540	791
Lord Abbett Series Fund Mid Cap Value	06	2002	10.0000	10.2176	0

Lord Abbett Series Fund Mid Cap Value	07	2007	16.9701	16.6653	11,503
Lord Abbett Series Fund Mid Cap Value	07	2006	15.4836	16.9701	12,946
Lord Abbett Series Fund Mid Cap Value	07	2005	14.6505	15.4836	5,485
Lord Abbett Series Fund Mid Cap Value	07	2004	12.0957	14.6505	31,379
Lord Abbett Series Fund Mid Cap Value	07	2003	10.0000	12.0957	0

Lord Abbett Series Fund Mid Cap Value	08	2007	16.8441	16.5075	1,435
Lord Abbett Series Fund Mid Cap Value	08	2006	15.4000	16.8441	1,391
Lord Abbett Series Fund Mid Cap Value	08	2005	14.6013	15.4000	452
Lord Abbett Series Fund Mid Cap Value	08	2004	12.0799	14.6013	3,780
Lord Abbett Series Fund Mid Cap Value	08	2003	10.0000	12.0799	0

MFS/Sun Life Bond Series S Class	01	2007	12.2599	12.4459	68,564
MFS/Sun Life Bond Series S Class	01	2006	11.8921	12.2599	15,915
MFS/Sun Life Bond Series S Class	01	2005	11.9075	11.8921	18,322
MFS/Sun Life Bond Series S Class	01	2004	11.4379	11.9075	15,429
MFS/Sun Life Bond Series S Class	01	2003	10.6330	11.4379	4,671
MFS/Sun Life Bond Series S Class	01	2002	10.0000	10.6330	0

MFS/Sun Life Bond Series S Class	02	2007	12.1557	12.3148	64,347
MFS/Sun Life Bond Series S Class	02	2006	11.8150	12.1557	23,420
MFS/Sun Life Bond Series S Class	02	2005	11.8543	11.8150	27,086
MFS/Sun Life Bond Series S Class	02	2004	11.4101	11.8543	26,411
MFS/Sun Life Bond Series S Class	02	2003	10.6287	11.4101	23,479
MFS/Sun Life Bond Series S Class	02	2002	10.0000	10.6287	0

MFS/Sun Life Bond Series S Class	03	2007	12.1296	12.2822	13,898
MFS/Sun Life Bond Series S Class	03	2006	11.7957	12.1296	38,759
MFS/Sun Life Bond Series S Class	03	2005	11.8410	11.7957	34,785
MFS/Sun Life Bond Series S Class	03	2004	11.4032	11.8410	27,576
MFS/Sun Life Bond Series S Class	03	2003	10.6277	11.4032	6,184
MFS/Sun Life Bond Series S Class	03	2002	10.0000	10.6277	0

MFS/Sun Life Bond Series S Class	04	2007	12.0520	12.1847	76,304
MFS/Sun Life Bond Series S Class	04	2006	11.7381	12.0520	77,281
MFS/Sun Life Bond Series S Class	04	2005	11.8012	11.7381	94,414
MFS/Sun Life Bond Series S Class	04	2004	11.3823	11.8012	94,238
MFS/Sun Life Bond Series S Class	04	2003	10.6245	11.3823	90,834
MFS/Sun Life Bond Series S Class	04	2002	10.0000	10.6245	4,974

MFS/Sun Life Bond Series S Class	05	2007	12.0264	12.1526	0
MFS/Sun Life Bond Series S Class	05	2006	11.7191	12.0264	0
MFS/Sun Life Bond Series S Class	05	2005	11.7881	11.7191	0
MFS/Sun Life Bond Series S Class	05	2004	11.3754	11.7881	0
MFS/Sun Life Bond Series S Class	05	2003	10.6235	11.3754	0
MFS/Sun Life Bond Series S Class	05	2002	10.0000	10.6235	0

MFS/Sun Life Bond Series S Class	06	2007	11.9491	12.0560	0
MFS/Sun Life Bond Series S Class	06	2006	11.6617	11.9491	3,125
MFS/Sun Life Bond Series S Class	06	2005	11.7483	11.6617	6,094
MFS/Sun Life Bond Series S Class	06	2004	11.3546	11.7483	5,694
MFS/Sun Life Bond Series S Class	06	2003	10.6203	11.3546	5,516
MFS/Sun Life Bond Series S Class	06	2002	10.0000	10.6203	0

MFS/Sun Life Bond Series S Class	07	2007	10.6426	10.7323	58,980
MFS/Sun Life Bond Series S Class	07	2006	10.3919	10.6426	72,635
MFS/Sun Life Bond Series S Class	07	2005	10.4744	10.3919	68,105
MFS/Sun Life Bond Series S Class	07	2004	10.1286	10.4744	63,719
MFS/Sun Life Bond Series S Class	07	2003	10.0000	10.1286	70,036

MFS/Sun Life Bond Series S Class	08	2007	10.5635	10.6306	2,556
MFS/Sun Life Bond Series S Class	08	2006	10.3358	10.5635	2,564
MFS/Sun Life Bond Series S Class	08	2005	10.4392	10.3358	2,543
MFS/Sun Life Bond Series S Class	08	2004	10.1153	10.4392	2,478
MFS/Sun Life Bond Series S Class	08	2003	10.0000	10.1153	2,598

MFS/Sun Life Capital Appreciation Series S Class	01	2007	13.4620	14.6776	4,498
MFS/Sun Life Capital Appreciation Series S Class	01	2006	12.9125	13.4620	4,499
MFS/Sun Life Capital Appreciation Series S Class	01	2005	13.0523	12.9125	4,502
MFS/Sun Life Capital Appreciation Series S Class	01	2004	11.9862	13.0523	6,327
MFS/Sun Life Capital Appreciation Series S Class	01	2003	9.5001	11.9862	6,923
MFS/Sun Life Capital Appreciation Series S Class	01	2002	10.0000	9.5001	2,070

MFS/Sun Life Capital Appreciation Series S Class	02	2007	13.3476	14.5231	5,617
MFS/Sun Life Capital Appreciation Series S Class	02	2006	12.8288	13.3476	5,667
MFS/Sun Life Capital Appreciation Series S Class	02	2005	12.9941	12.8288	7,782
MFS/Sun Life Capital Appreciation Series S Class	02	2004	11.9571	12.9941	19,919
MFS/Sun Life Capital Appreciation Series S Class	02	2003	9.4963	11.9571	18,021
MFS/Sun Life Capital Appreciation Series S Class	02	2002	10.0000	9.4963	0

MFS/Sun Life Capital Appreciation Series S Class	03	2007	13.3191	14.4846	229
MFS/Sun Life Capital Appreciation Series S Class	03	2006	12.8079	13.3191	230
MFS/Sun Life Capital Appreciation Series S Class	03	2005	12.9795	12.8079	231
MFS/Sun Life Capital Appreciation Series S Class	03	2004	11.9498	12.9795	233
MFS/Sun Life Capital Appreciation Series S Class	03	2003	9.4954	11.9498	234
MFS/Sun Life Capital Appreciation Series S Class	03	2002	10.0000	9.4954	0

MFS/Sun Life Capital Appreciation Series S Class	04	2007	13.2338	14.3697	11,285
MFS/Sun Life Capital Appreciation Series S Class	04	2006	12.7453	13.2338	11,404
MFS/Sun Life Capital Appreciation Series S Class	04	2005	12.9359	12.7453	11,592
MFS/Sun Life Capital Appreciation Series S Class	04	2004	11.9279	12.9359	12,221
MFS/Sun Life Capital Appreciation Series S Class	04	2003	9.4925	11.9279	16,453
MFS/Sun Life Capital Appreciation Series S Class	04	2002	10.0000	9.4925	0

MFS/Sun Life Capital Appreciation Series S Class	05	2007	13.2057	14.3319	0
MFS/Sun Life Capital Appreciation Series S Class	05	2006	12.7247	13.2057	0
MFS/Sun Life Capital Appreciation Series S Class	05	2005	12.9215	12.7247	0
MFS/Sun Life Capital Appreciation Series S Class	05	2004	11.9207	12.9215	0
MFS/Sun Life Capital Appreciation Series S Class	05	2003	9.4916	11.9207	0
MFS/Sun Life Capital Appreciation Series S Class	05	2002	10.0000	9.4916	0

MFS/Sun Life Capital Appreciation Series S Class	06	2007	13.1209	14.2179	0
MFS/Sun Life Capital Appreciation Series S Class	06	2006	12.6624	13.1209	0
MFS/Sun Life Capital Appreciation Series S Class	06	2005	12.8780	12.6624	0
MFS/Sun Life Capital Appreciation Series S Class	06	2004	11.8989	12.8780	0
MFS/Sun Life Capital Appreciation Series S Class	06	2003	9.4888	11.8989	0
MFS/Sun Life Capital Appreciation Series S Class	06	2002	10.0000	9.4888	0

MFS/Sun Life Capital Appreciation Series S Class	07	2007	12.3967	13.4263	0
MFS/Sun Life Capital Appreciation Series S Class	07	2006	11.9696	12.3967	0
MFS/Sun Life Capital Appreciation Series S Class	07	2005	12.1796	11.9696	0
MFS/Sun Life Capital Appreciation Series S Class	07	2004	11.2594	12.1796	0
MFS/Sun Life Capital Appreciation Series S Class	07	2003	10.0000	11.2594	0

MFS/Sun Life Capital Appreciation Series S Class	08	2007	12.3047	13.2991	0
MFS/Sun Life Capital Appreciation Series S Class	08	2006	11.9050	12.3047	0
MFS/Sun Life Capital Appreciation Series S Class	08	2005	12.1387	11.9050	0
MFS/Sun Life Capital Appreciation Series S Class	08	2004	11.2447	12.1387	0
MFS/Sun Life Capital Appreciation Series S Class	08	2003	10.0000	11.2447	0

MFS/Sun Life Core Equity Series S Class	01	2007	10.0000	10.8668	59,558

MFS/Sun Life Core Equity Series S Class	02	2007	10.0000	10.8485	77,580

MFS/Sun Life Core Equity Series S Class	03	2007	10.0000	10.8440	2,029

MFS/Sun Life Core Equity Series S Class	04	2007	10.0000	10.8303	47,799

MFS/Sun Life Core Equity Series S Class	05	2007	10.0000	10.8257	0

MFS/Sun Life Core Equity Series S Class	06	2007	10.0000	10.8120	0

MFS/Sun Life Core Equity Series S Class	07	2007	10.0000	10.8075	0

MFS/Sun Life Core Equity Series S Class	08	2007	10.0000	10.7892	0

MFS/Sun Life Emerging Growth Series S Class	01	2007	15.4885	18.4210	31,451
MFS/Sun Life Emerging Growth Series S Class	01	2006	14.6296	15.4885	21,343
MFS/Sun Life Emerging Growth Series S Class	01	2005	13.6659	14.6296	14,875
MFS/Sun Life Emerging Growth Series S Class	01	2004	12.3073	13.6659	18,594
MFS/Sun Life Emerging Growth Series S Class	01	2003	9.5471	12.3073	6,480
MFS/Sun Life Emerging Growth Series S Class	01	2002	10.0000	9.5471	0

MFS/Sun Life Emerging Growth Series S Class	02	2007	15.3569	18.2271	53,008
MFS/Sun Life Emerging Growth Series S Class	02	2006	14.5348	15.3569	57,733
MFS/Sun Life Emerging Growth Series S Class	02	2005	13.6049	14.5348	52,198
MFS/Sun Life Emerging Growth Series S Class	02	2004	12.2774	13.6049	47,202
MFS/Sun Life Emerging Growth Series S Class	02	2003	9.5434	12.2774	9,419
MFS/Sun Life Emerging Growth Series S Class	02	2002	10.0000	9.5434	0

MFS/Sun Life Emerging Growth Series S Class	03	2007	15.3240	18.1788	0
MFS/Sun Life Emerging Growth Series S Class	03	2006	14.5111	15.3240	0
MFS/Sun Life Emerging Growth Series S Class	03	2005	13.5896	14.5111	561
MFS/Sun Life Emerging Growth Series S Class	03	2004	12.2699	13.5896	596
MFS/Sun Life Emerging Growth Series S Class	03	2003	9.5424	12.2699	619
MFS/Sun Life Emerging Growth Series S Class	03	2002	10.0000	9.5424	0

MFS/Sun Life Emerging Growth Series S Class	04	2007	15.2259	18.0346	60,997
MFS/Sun Life Emerging Growth Series S Class	04	2006	14.4402	15.2259	15,150
MFS/Sun Life Emerging Growth Series S Class	04	2005	13.5439	14.4402	16,188
MFS/Sun Life Emerging Growth Series S Class	04	2004	12.2475	13.5439	21,562
MFS/Sun Life Emerging Growth Series S Class	04	2003	9.5396	12.2475	9,502
MFS/Sun Life Emerging Growth Series S Class	04	2002	10.0000	9.5396	0

MFS/Sun Life Emerging Growth Series S Class	05	2007	15.1935	17.9871	0
MFS/Sun Life Emerging Growth Series S Class	05	2006	14.4169	15.1935	0
MFS/Sun Life Emerging Growth Series S Class	05	2005	13.5289	14.4169	0
MFS/Sun Life Emerging Growth Series S Class	05	2004	12.2401	13.5289	0
MFS/Sun Life Emerging Growth Series S Class	05	2003	9.5386	12.2401	0
MFS/Sun Life Emerging Growth Series S Class	05	2002	10.0000	9.5386	0

MFS/Sun Life Emerging Growth Series S Class	06	2007	15.0960	17.8440	1,903
MFS/Sun Life Emerging Growth Series S Class	06	2006	14.3463	15.0960	1,896
MFS/Sun Life Emerging Growth Series S Class	06	2005	13.4833	14.3463	0
MFS/Sun Life Emerging Growth Series S Class	06	2004	12.2176	13.4833	0
MFS/Sun Life Emerging Growth Series S Class	06	2003	9.5358	12.2176	0
MFS/Sun Life Emerging Growth Series S Class	06	2002	10.0000	9.5358	0

MFS/Sun Life Emerging Growth Series S Class	07	2007	14.1990	16.7752	0
MFS/Sun Life Emerging Growth Series S Class	07	2006	13.5008	14.1990	0
MFS/Sun Life Emerging Growth Series S Class	07	2005	12.6951	13.5008	0
MFS/Sun Life Emerging Growth Series S Class	07	2004	11.5093	12.6951	0
MFS/Sun Life Emerging Growth Series S Class	07	2003	10.0000	11.5093	0

MFS/Sun Life Emerging Growth Series S Class	08	2007	14.0936	16.6162	0
MFS/Sun Life Emerging Growth Series S Class	08	2006	13.4279	14.0936	0
MFS/Sun Life Emerging Growth Series S Class	08	2005	12.6524	13.4279	0
MFS/Sun Life Emerging Growth Series S Class	08	2004	11.4943	12.6524	0
MFS/Sun Life Emerging Growth Series S Class	08	2003	10.0000	11.4943	0

MFS/Sun Life Emerging Markets Equity Series S Class	01	2007	14.3683	19.1053	68,124
MFS/Sun Life Emerging Markets Equity Series S Class	01	2006	11.2521	14.3683	68,717
MFS/Sun Life Emerging Markets Equity Series S Class	01	2005	10.0000	11.2521	2,071

MFS/Sun Life Emerging Markets Equity Series S Class	02	2007	14.3344	19.0212	67,034
MFS/Sun Life Emerging Markets Equity Series S Class	02	2006	11.2483	14.3344	35,196
MFS/Sun Life Emerging Markets Equity Series S Class	02	2005	10.0000	11.2483	0

MFS/Sun Life Emerging Markets Equity Series S Class	03	2007	14.3259	19.0001	0
MFS/Sun Life Emerging Markets Equity Series S Class	03	2006	11.2474	14.3259	0
MFS/Sun Life Emerging Markets Equity Series S Class	03	2005	10.0000	11.2474	0

MFS/Sun Life Emerging Markets Equity Series S Class	04	2007	14.3004	18.9372	28,599
MFS/Sun Life Emerging Markets Equity Series S Class	04	2006	11.2445	14.3004	22,993
MFS/Sun Life Emerging Markets Equity Series S Class	04	2005	10.0000	11.2445	0

MFS/Sun Life Emerging Markets Equity Series S Class	05	2007	14.2920	18.9164	473
MFS/Sun Life Emerging Markets Equity Series S Class	05	2006	11.2436	14.2920	607
MFS/Sun Life Emerging Markets Equity Series S Class	05	2005	10.0000	11.2436	0

MFS/Sun Life Emerging Markets Equity Series S Class	06	2007	14.2665	18.8535	1,750
MFS/Sun Life Emerging Markets Equity Series S Class	06	2006	11.2407	14.2665	1,829
MFS/Sun Life Emerging Markets Equity Series S Class	06	2005	10.0000	11.2407	0

MFS/Sun Life Emerging Markets Equity Series S Class	07	2007	14.2581	18.8327	287
MFS/Sun Life Emerging Markets Equity Series S Class	07	2006	11.2398	14.2581	0
MFS/Sun Life Emerging Markets Equity Series S Class	07	2005	10.0000	11.2398	0

MFS/Sun Life Emerging Markets Equity Series S Class	08	2007	14.2241	18.7492	0
MFS/Sun Life Emerging Markets Equity Series S Class	08	2006	11.2360	14.2241	0
MFS/Sun Life Emerging Markets Equity Series S Class	08	2005	10.0000	11.2360	0

MFS/Sun Life Global Growth Series S Class	01	2007	18.4252	20.4716	6,376
MFS/Sun Life Global Growth Series S Class	01	2006	16.0191	18.4252	5,532
MFS/Sun Life Global Growth Series S Class	01	2005	14.8497	16.0191	4,027
MFS/Sun Life Global Growth Series S Class	01	2004	13.0899	14.8497	5,494
MFS/Sun Life Global Growth Series S Class	01	2003	9.8544	13.0899	4,545
MFS/Sun Life Global Growth Series S Class	01	2002	10.0000	9.8544	0

MFS/Sun Life Global Growth Series S Class	02	2007	18.2687	20.2562	5,615
MFS/Sun Life Global Growth Series S Class	02	2006	15.9153	18.2687	5,832
MFS/Sun Life Global Growth Series S Class	02	2005	14.7835	15.9153	4,238
MFS/Sun Life Global Growth Series S Class	02	2004	13.0581	14.7835	4,022
MFS/Sun Life Global Growth Series S Class	02	2003	9.8505	13.0581	5,692
MFS/Sun Life Global Growth Series S Class	02	2002	10.0000	9.8505	0

MFS/Sun Life Global Growth Series S Class	03	2007	18.2296	20.2025	0
MFS/Sun Life Global Growth Series S Class	03	2006	15.8893	18.2296	285
MFS/Sun Life Global Growth Series S Class	03	2005	14.7669	15.8893	3,914
MFS/Sun Life Global Growth Series S Class	03	2004	13.0502	14.7669	4,217
MFS/Sun Life Global Growth Series S Class	03	2003	9.8495	13.0502	4,535
MFS/Sun Life Global Growth Series S Class	03	2002	10.0000	9.8495	0

MFS/Sun Life Global Growth Series S Class	04	2007	18.1129	20.0422	17,606
MFS/Sun Life Global Growth Series S Class	04	2006	15.8117	18.1129	21,346
MFS/Sun Life Global Growth Series S Class	04	2005	14.7173	15.8117	23,325
MFS/Sun Life Global Growth Series S Class	04	2004	13.0263	14.7173	27,086
MFS/Sun Life Global Growth Series S Class	04	2003	9.8466	13.0263	39,465
MFS/Sun Life Global Growth Series S Class	04	2002	10.0000	9.8466	0

MFS/Sun Life Global Growth Series S Class	05	2007	18.0744	19.9895	0
MFS/Sun Life Global Growth Series S Class	05	2006	15.7862	18.0744	0
MFS/Sun Life Global Growth Series S Class	05	2005	14.7009	15.7862	0
MFS/Sun Life Global Growth Series S Class	05	2004	13.0184	14.7009	0
MFS/Sun Life Global Growth Series S Class	05	2003	9.8456	13.0184	0
MFS/Sun Life Global Growth Series S Class	05	2002	10.0000	9.8456	0

MFS/Sun Life Global Growth Series S Class	06	2007	17.9584	19.8305	0
MFS/Sun Life Global Growth Series S Class	06	2006	15.7089	17.9584	0
MFS/Sun Life Global Growth Series S Class	06	2005	14.6514	15.7089	0
MFS/Sun Life Global Growth Series S Class	06	2004	12.9946	14.6514	0
MFS/Sun Life Global Growth Series S Class	06	2003	9.8427	12.9946	2,023
MFS/Sun Life Global Growth Series S Class	06	2002	10.0000	9.8427	0

MFS/Sun Life Global Growth Series S Class	07	2007	17.0934	18.8656	0
MFS/Sun Life Global Growth Series S Class	07	2006	14.9599	17.0934	0
MFS/Sun Life Global Growth Series S Class	07	2005	13.9599	14.9599	0
MFS/Sun Life Global Growth Series S Class	07	2004	12.3876	13.9599	0
MFS/Sun Life Global Growth Series S Class	07	2003	10.0000	12.3876	0

MFS/Sun Life Global Growth Series S Class	08	2007	16.9665	18.6870	0
MFS/Sun Life Global Growth Series S Class	08	2006	14.8792	16.9665	0
MFS/Sun Life Global Growth Series S Class	08	2005	13.9130	14.8792	0
MFS/Sun Life Global Growth Series S Class	08	2004	12.3714	13.9130	0
MFS/Sun Life Global Growth Series S Class	08	2003	10.0000	12.3714	0

MFS/Sun Life Government Securities Series S Class	01	2007	10.6314	11.1715	1,258,195
MFS/Sun Life Government Securities Series S Class	01	2006	10.4517	10.6314	1,167,741
MFS/Sun Life Government Securities Series S Class	01	2005	10.4228	10.4517	682,503
MFS/Sun Life Government Securities Series S Class	01	2004	10.2399	10.4228	377,610
MFS/Sun Life Government Securities Series S Class	01	2003	10.2258	10.2399	122,533
MFS/Sun Life Government Securities Series S Class	01	2002	10.0000	10.2258	0

MFS/Sun Life Government Securities Series S Class	02	2007	10.5410	11.0539	1,337,245
MFS/Sun Life Government Securities Series S Class	02	2006	10.3839	10.5410	1,192,049
MFS/Sun Life Government Securities Series S Class	02	2005	10.3763	10.3839	621,129
MFS/Sun Life Government Securities Series S Class	02	2004	10.2150	10.3763	298,286
MFS/Sun Life Government Securities Series S Class	02	2003	10.2218	10.2150	114,831
MFS/Sun Life Government Securities Series S Class	02	2002	10.0000	10.2218	0

MFS/Sun Life Government Securities Series S Class	03	2007	10.5184	11.0246	106,844
MFS/Sun Life Government Securities Series S Class	03	2006	10.3670	10.5184	103,226
MFS/Sun Life Government Securities Series S Class	03	2005	10.3646	10.3670	83,551
MFS/Sun Life Government Securities Series S Class	03	2004	10.2088	10.3646	47,417
MFS/Sun Life Government Securities Series S Class	03	2003	10.2208	10.2088	7,132
MFS/Sun Life Government Securities Series S Class	03	2002	10.0000	10.2208	0

MFS/Sun Life Government Securities Series S Class	04	2007	10.4510	10.9371	818,982
MFS/Sun Life Government Securities Series S Class	04	2006	10.3163	10.4510	845,418
MFS/Sun Life Government Securities Series S Class	04	2005	10.3298	10.3163	598,142
MFS/Sun Life Government Securities Series S Class	04	2004	10.1901	10.3298	431,650
MFS/Sun Life Government Securities Series S Class	04	2003	10.2177	10.1901	241,567
MFS/Sun Life Government Securities Series S Class	04	2002	10.0000	10.2177	0

MFS/Sun Life Government Securities Series S Class	05	2007	10.4289	10.9083	11,868
MFS/Sun Life Government Securities Series S Class	05	2006	10.2996	10.4289	7,264
MFS/Sun Life Government Securities Series S Class	05	2005	10.3183	10.2996	2,187
MFS/Sun Life Government Securities Series S Class	05	2004	10.1840	10.3183	403
MFS/Sun Life Government Securities Series S Class	05	2003	10.2167	10.1840	0
MFS/Sun Life Government Securities Series S Class	05	2002	10.0000	10.2167	0

MFS/Sun Life Government Securities Series S Class	06	2007	10.3619	10.8215	134,156
MFS/Sun Life Government Securities Series S Class	06	2006	10.2492	10.3619	145,087
MFS/Sun Life Government Securities Series S Class	06	2005	10.2835	10.2492	161,854
MFS/Sun Life Government Securities Series S Class	06	2004	10.1653	10.2835	148,241
MFS/Sun Life Government Securities Series S Class	06	2003	10.2137	10.1653	57,279
MFS/Sun Life Government Securities Series S Class	06	2002	10.0000	10.2137	0

MFS/Sun Life Government Securities Series S Class	07	2007	10.0244	10.4636	190,585
MFS/Sun Life Government Securities Series S Class	07	2006	9.9204	10.0244	210,515
MFS/Sun Life Government Securities Series S Class	07	2005	9.9586	9.9204	197,901
MFS/Sun Life Government Securities Series S Class	07	2004	9.8492	9.9586	185,283
MFS/Sun Life Government Securities Series S Class	07	2003	10.0000	9.8492	84,578

MFS/Sun Life Government Securities Series S Class	08	2007	9.9499	10.3645	14,818
MFS/Sun Life Government Securities Series S Class	08	2006	9.8668	9.9499	16,406
MFS/Sun Life Government Securities Series S Class	08	2005	9.9252	9.8668	16,775
MFS/Sun Life Government Securities Series S Class	08	2004	9.8363	9.9252	16,501
MFS/Sun Life Government Securities Series S Class	08	2003	10.0000	9.8363	2,412

MFS/Sun Life High Yield Series S Class	01	2007	14.7422	14.7167	494,003
MFS/Sun Life High Yield Series S Class	01	2006	13.6277	14.7422	297,073
MFS/Sun Life High Yield Series S Class	01	2005	13.5996	13.6277	213,926
MFS/Sun Life High Yield Series S Class	01	2004	12.6501	13.5996	143,294
MFS/Sun Life High Yield Series S Class	01	2003	10.6171	12.6501	89,925
MFS/Sun Life High Yield Series S Class	01	2002	10.0000	10.6171	0

MFS/Sun Life High Yield Series S Class	02	2007	14.6169	14.5617	489,018
MFS/Sun Life High Yield Series S Class	02	2006	13.5394	14.6169	316,622
MFS/Sun Life High Yield Series S Class	02	2005	13.5389	13.5394	194,124
MFS/Sun Life High Yield Series S Class	02	2004	12.6194	13.5389	132,593
MFS/Sun Life High Yield Series S Class	02	2003	10.6129	12.6194	451,013
MFS/Sun Life High Yield Series S Class	02	2002	10.0000	10.6129	0

MFS/Sun Life High Yield Series S Class	03	2007	14.5856	14.5231	26,051
MFS/Sun Life High Yield Series S Class	03	2006	13.5173	14.5856	18,478
MFS/Sun Life High Yield Series S Class	03	2005	13.5237	13.5173	17,756
MFS/Sun Life High Yield Series S Class	03	2004	12.6117	13.5237	11,883
MFS/Sun Life High Yield Series S Class	03	2003	10.6118	12.6117	973
MFS/Sun Life High Yield Series S Class	03	2002	10.0000	10.6118	0

MFS/Sun Life High Yield Series S Class	04	2007	14.4923	14.4079	224,278
MFS/Sun Life High Yield Series S Class	04	2006	13.4513	14.4923	182,359
MFS/Sun Life High Yield Series S Class	04	2005	13.4783	13.4513	154,872
MFS/Sun Life High Yield Series S Class	04	2004	12.5886	13.4783	115,695
MFS/Sun Life High Yield Series S Class	04	2003	10.6087	12.5886	122,759
MFS/Sun Life High Yield Series S Class	04	2002	10.0000	10.6087	4,880

MFS/Sun Life High Yield Series S Class	05	2007	14.4615	14.3700	3,748
MFS/Sun Life High Yield Series S Class	05	2006	13.4295	14.4615	1,522
MFS/Sun Life High Yield Series S Class	05	2005	13.4632	13.4295	203
MFS/Sun Life High Yield Series S Class	05	2004	12.5810	13.4632	0
MFS/Sun Life High Yield Series S Class	05	2003	10.6076	12.5810	0
MFS/Sun Life High Yield Series S Class	05	2002	10.0000	10.6076	0

MFS/Sun Life High Yield Series S Class	06	2007	14.3687	14.2557	31,822
MFS/Sun Life High Yield Series S Class	06	2006	13.3638	14.3687	32,773
MFS/Sun Life High Yield Series S Class	06	2005	13.4179	13.3638	32,874
MFS/Sun Life High Yield Series S Class	06	2004	12.5579	13.4179	30,370
MFS/Sun Life High Yield Series S Class	06	2003	10.6044	12.5579	7,664
MFS/Sun Life High Yield Series S Class	06	2002	10.0000	10.6044	0

MFS/Sun Life High Yield Series S Class	07	2007	12.4586	12.3543	37,289
MFS/Sun Life High Yield Series S Class	07	2006	11.5932	12.4586	41,021
MFS/Sun Life High Yield Series S Class	07	2005	11.6461	11.5932	42,942
MFS/Sun Life High Yield Series S Class	07	2004	10.9052	11.6461	41,027
MFS/Sun Life High Yield Series S Class	07	2003	10.0000	10.9052	15,220

MFS/Sun Life High Yield Series S Class	08	2007	12.3660	12.2373	2,807
MFS/Sun Life High Yield Series S Class	08	2006	11.5306	12.3660	3,063
MFS/Sun Life High Yield Series S Class	08	2005	11.6069	11.5306	4,463
MFS/Sun Life High Yield Series S Class	08	2004	10.8910	11.6069	4,508
MFS/Sun Life High Yield Series S Class	08	2003	10.0000	10.8910	392

MFS/Sun Life International Growth Series S Class	01	2007	10.0000	11.7937	42,942

MFS/Sun Life International Growth Series S Class	02	2007	10.0000	11.7739	20,931

MFS/Sun Life International Growth Series S Class	03	2007	10.0000	11.7689	0

MFS/Sun Life International Growth Series S Class	04	2007	10.0000	11.7541	37,484

MFS/Sun Life International Growth Series S Class	05	2007	10.0000	11.7492	0

MFS/Sun Life International Growth Series S Class	06	2007	10.0000	11.7343	1,742

MFS/Sun Life International Growth Series S Class	07	2007	10.0000	11.7293	0

MFS/Sun Life International Growth Series S Class	08	2007	10.0000	11.7095	0

MFS/Sun Life International Value Series S Class	01	2007	10.0000	10.8868	1,843,705

MFS/Sun Life International Value Series S Class	02	2007	10.0000	10.8685	1,489,635

MFS/Sun Life International Value Series S Class	03	2007	10.0000	10.8639	25,124

MFS/Sun Life International Value Series S Class	04	2007	10.0000	10.8502	283,182

MFS/Sun Life International Value Series S Class	05	2007	10.0000	10.8457	0

MFS/Sun Life International Value Series S Class	06	2007	10.0000	10.8319	0

MFS/Sun Life International Value Series S Class	07	2007	10.0000	10.8274	1,616

MFS/Sun Life International Value Series S Class	08	2007	10.0000	10.8091	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2007	13.0852	14.3104	131,405
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2006	12.3920	13.0852	62,627
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	12.1028	12.3920	59,928
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	11.2591	12.1028	50,471
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	9.3236	11.2591	18,177
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2002	10.0000	9.3236	2,080

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2007	12.9739	14.1597	289,710
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2006	12.3116	12.9739	185,323
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	12.0487	12.3116	177,706
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	11.2317	12.0487	206,468
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	9.3199	11.2317	43,217
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2002	10.0000	9.3199	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2007	12.9462	14.1222	24,246
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2006	12.2915	12.9462	38,293
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	12.0352	12.2915	30,841
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	11.2249	12.0352	25,143
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	9.3190	11.2249	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2002	10.0000	9.3190	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2007	12.8633	14.0101	161,541
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2006	12.2315	12.8633	148,922
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	11.9948	12.2315	145,584
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	11.2044	11.9948	147,651
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	9.3162	11.2044	119,117
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2002	10.0000	9.3162	5,224

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2007	12.8360	13.9732	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2006	12.2117	12.8360	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	11.9814	12.2117	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	11.1976	11.9814	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	9.3152	11.1976	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2002	10.0000	9.3152	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2007	12.7536	13.8621	23,153
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2006	12.1519	12.7536	13,781
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2005	11.9410	12.1519	15,686
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2004	11.1770	11.9410	13,013
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2003	9.3125	11.1770	8,798
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2002	10.0000	9.3125	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2007	12.6243	13.7145	72,634
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2006	12.0349	12.6243	61,102
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2005	11.8320	12.0349	61,359
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2004	11.0807	11.8320	62,201
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2003	10.0000	11.0807	64,890

MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2007	12.5305	13.5846	2,400
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2006	11.9700	12.5305	2,157
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2005	11.7923	11.9700	2,291
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2004	11.0662	11.7923	2,420
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2003	10.0000	11.0662	2,389

MFS/Sun Life Mid Cap Growth Series S Class	01	2007	15.2589	16.4360	27,028
MFS/Sun Life Mid Cap Growth Series S Class	01	2006	15.1886	15.2589	28,298
MFS/Sun Life Mid Cap Growth Series S Class	01	2005	15.0329	15.1886	31,564
MFS/Sun Life Mid Cap Growth Series S Class	01	2004	13.3819	15.0329	36,129
MFS/Sun Life Mid Cap Growth Series S Class	01	2003	9.9126	13.3819	30,889
MFS/Sun Life Mid Cap Growth Series S Class	01	2002	10.0000	9.9126	0

MFS/Sun Life Mid Cap Growth Series S Class	02	2007	15.1292	16.2630	28,538
MFS/Sun Life Mid Cap Growth Series S Class	02	2006	15.0902	15.1292	33,860
MFS/Sun Life Mid Cap Growth Series S Class	02	2005	14.9658	15.0902	20,530
MFS/Sun Life Mid Cap Growth Series S Class	02	2004	13.3494	14.9658	23,324
MFS/Sun Life Mid Cap Growth Series S Class	02	2003	9.9087	13.3494	31,161
MFS/Sun Life Mid Cap Growth Series S Class	02	2002	10.0000	9.9087	0

MFS/Sun Life Mid Cap Growth Series S Class	03	2007	15.0969	16.2198	5,551
MFS/Sun Life Mid Cap Growth Series S Class	03	2006	15.0656	15.0969	6,486
MFS/Sun Life Mid Cap Growth Series S Class	03	2005	14.9491	15.0656	7,773
MFS/Sun Life Mid Cap Growth Series S Class	03	2004	13.3413	14.9491	7,816
MFS/Sun Life Mid Cap Growth Series S Class	03	2003	9.9077	13.3413	4,012
MFS/Sun Life Mid Cap Growth Series S Class	03	2002	10.0000	9.9077	0

MFS/Sun Life Mid Cap Growth Series S Class	04	2007	15.0002	16.0912	24,413
MFS/Sun Life Mid Cap Growth Series S Class	04	2006	14.9920	15.0002	30,320
MFS/Sun Life Mid Cap Growth Series S Class	04	2005	14.8988	14.9920	36,851
MFS/Sun Life Mid Cap Growth Series S Class	04	2004	13.3169	14.8988	44,325
MFS/Sun Life Mid Cap Growth Series S Class	04	2003	9.9047	13.3169	79,798
MFS/Sun Life Mid Cap Growth Series S Class	04	2002	10.0000	9.9047	0

MFS/Sun Life Mid Cap Growth Series S Class	05	2007	14.9683	16.0488	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2006	14.9677	14.9683	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2005	14.8822	14.9677	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2004	13.3089	14.8822	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2003	9.9037	13.3089	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2002	10.0000	9.9037	0

MFS/Sun Life Mid Cap Growth Series S Class	06	2007	14.8722	15.9211	5,117
MFS/Sun Life Mid Cap Growth Series S Class	06	2006	14.8945	14.8722	5,326
MFS/Sun Life Mid Cap Growth Series S Class	06	2005	14.8321	14.8945	6,251
MFS/Sun Life Mid Cap Growth Series S Class	06	2004	13.2845	14.8321	7,714
MFS/Sun Life Mid Cap Growth Series S Class	06	2003	9.9008	13.2845	8,254
MFS/Sun Life Mid Cap Growth Series S Class	06	2002	10.0000	9.9008	0

MFS/Sun Life Mid Cap Growth Series S Class	07	2007	13.6005	14.5523	11,102
MFS/Sun Life Mid Cap Growth Series S Class	07	2006	13.6278	13.6005	12,131
MFS/Sun Life Mid Cap Growth Series S Class	07	2005	13.5776	13.6278	14,491
MFS/Sun Life Mid Cap Growth Series S Class	07	2004	12.1671	13.5776	15,836
MFS/Sun Life Mid Cap Growth Series S Class	07	2003	10.0000	12.1671	13,678

MFS/Sun Life Mid Cap Growth Series S Class	08	2007	13.4994	14.4144	166
MFS/Sun Life Mid Cap Growth Series S Class	08	2006	13.5543	13.4994	337
MFS/Sun Life Mid Cap Growth Series S Class	08	2005	13.5320	13.5543	336
MFS/Sun Life Mid Cap Growth Series S Class	08	2004	12.1513	13.5320	351
MFS/Sun Life Mid Cap Growth Series S Class	08	2003	10.0000	12.1513	353

MFS/Sun Life Mid Cap Value Series S Class	01	2007	18.0015	17.9782	25,556
MFS/Sun Life Mid Cap Value Series S Class	01	2006	16.4956	18.0015	25,452
MFS/Sun Life Mid Cap Value Series S Class	01	2005	15.6236	16.4956	30,466
MFS/Sun Life Mid Cap Value Series S Class	01	2004	13.0548	15.6236	35,881
MFS/Sun Life Mid Cap Value Series S Class	01	2003	10.0682	13.0548	35,889
MFS/Sun Life Mid Cap Value Series S Class	01	2002	10.0000	10.0682	0

MFS/Sun Life Mid Cap Value Series S Class	02	2007	17.8485	17.7890	16,597
MFS/Sun Life Mid Cap Value Series S Class	02	2006	16.3887	17.8485	20,697
MFS/Sun Life Mid Cap Value Series S Class	02	2005	15.5538	16.3887	23,397
MFS/Sun Life Mid Cap Value Series S Class	02	2004	13.0232	15.5538	25,211
MFS/Sun Life Mid Cap Value Series S Class	02	2003	10.0642	13.0232	29,199
MFS/Sun Life Mid Cap Value Series S Class	02	2002	10.0000	10.0642	0

MFS/Sun Life Mid Cap Value Series S Class	03	2007	17.8103	17.7418	3,739
MFS/Sun Life Mid Cap Value Series S Class	03	2006	16.3620	17.8103	4,317
MFS/Sun Life Mid Cap Value Series S Class	03	2005	15.5364	16.3620	9,950
MFS/Sun Life Mid Cap Value Series S Class	03	2004	13.0152	15.5364	10,637
MFS/Sun Life Mid Cap Value Series S Class	03	2003	10.0632	13.0152	7,551
MFS/Sun Life Mid Cap Value Series S Class	03	2002	10.0000	10.0632	0

MFS/Sun Life Mid Cap Value Series S Class	04	2007	17.6963	17.6011	27,647
MFS/Sun Life Mid Cap Value Series S Class	04	2006	16.2821	17.6963	30,632
MFS/Sun Life Mid Cap Value Series S Class	04	2005	15.4842	16.2821	33,895
MFS/Sun Life Mid Cap Value Series S Class	04	2004	12.9914	15.4842	36,554
MFS/Sun Life Mid Cap Value Series S Class	04	2003	10.0602	12.9914	56,561
MFS/Sun Life Mid Cap Value Series S Class	04	2002	10.0000	10.0602	0

MFS/Sun Life Mid Cap Value Series S Class	05	2007	17.6587	17.5547	0
MFS/Sun Life Mid Cap Value Series S Class	05	2006	16.2557	17.6587	0
MFS/Sun Life Mid Cap Value Series S Class	05	2005	15.4669	16.2557	0
MFS/Sun Life Mid Cap Value Series S Class	05	2004	12.9836	15.4669	0
MFS/Sun Life Mid Cap Value Series S Class	05	2003	10.0592	12.9836	0
MFS/Sun Life Mid Cap Value Series S Class	05	2002	10.0000	10.0592	0

MFS/Sun Life Mid Cap Value Series S Class	06	2007	17.5454	17.4152	4,569
MFS/Sun Life Mid Cap Value Series S Class	06	2006	16.1762	17.5454	4,467
MFS/Sun Life Mid Cap Value Series S Class	06	2005	15.4149	16.1762	5,676
MFS/Sun Life Mid Cap Value Series S Class	06	2004	12.9598	15.4149	7,357
MFS/Sun Life Mid Cap Value Series S Class	06	2003	10.0562	12.9598	8,890
MFS/Sun Life Mid Cap Value Series S Class	06	2002	10.0000	10.0562	0

MFS/Sun Life Mid Cap Value Series S Class	07	2007	16.6230	16.4911	10,664
MFS/Sun Life Mid Cap Value Series S Class	07	2006	15.3335	16.6230	10,903
MFS/Sun Life Mid Cap Value Series S Class	07	2005	14.6193	15.3335	12,913
MFS/Sun Life Mid Cap Value Series S Class	07	2004	12.2972	14.6193	14,784
MFS/Sun Life Mid Cap Value Series S Class	07	2003	10.0000	12.2972	14,103

MFS/Sun Life Mid Cap Value Series S Class	08	2007	16.4995	16.3349	146
MFS/Sun Life Mid Cap Value Series S Class	08	2006	15.2508	16.4995	278
MFS/Sun Life Mid Cap Value Series S Class	08	2005	14.5702	15.2508	299
MFS/Sun Life Mid Cap Value Series S Class	08	2004	12.2812	14.5702	328
MFS/Sun Life Mid Cap Value Series S Class	08	2003	10.0000	12.2812	365

MFS/Sun Life Money Market Series S Class	01	2007	10.0592	10.3410	1,518,240
MFS/Sun Life Money Market Series S Class	01	2006	9.8077	10.0592	841,089
MFS/Sun Life Money Market Series S Class	01	2005	9.7370	9.8077	555,637
MFS/Sun Life Money Market Series S Class	01	2004	9.8493	9.7370	308,562
MFS/Sun Life Money Market Series S Class	01	2003	9.9818	9.8493	35,369
MFS/Sun Life Money Market Series S Class	01	2002	10.0000	9.9818	0

MFS/Sun Life Money Market Series S Class	02	2007	9.9737	10.2321	1,210,048
MFS/Sun Life Money Market Series S Class	02	2006	9.7441	9.9737	1,051,929
MFS/Sun Life Money Market Series S Class	02	2005	9.6935	9.7441	556,107
MFS/Sun Life Money Market Series S Class	02	2004	9.8253	9.6935	397,959
MFS/Sun Life Money Market Series S Class	02	2003	9.9779	9.8253	98,228
MFS/Sun Life Money Market Series S Class	02	2002	10.0000	9.9779	0

MFS/Sun Life Money Market Series S Class	03	2007	9.9524	10.2049	162,803
MFS/Sun Life Money Market Series S Class	03	2006	9.7282	9.9524	70,320
MFS/Sun Life Money Market Series S Class	03	2005	9.6826	9.7282	58,953
MFS/Sun Life Money Market Series S Class	03	2004	9.8193	9.6826	34,319
MFS/Sun Life Money Market Series S Class	03	2003	9.9769	9.8193	470
MFS/Sun Life Money Market Series S Class	03	2002	10.0000	9.9769	0

MFS/Sun Life Money Market Series S Class	04	2007	9.8886	10.1239	840,944
MFS/Sun Life Money Market Series S Class	04	2006	9.6807	9.8886	653,786
MFS/Sun Life Money Market Series S Class	04	2005	9.6501	9.6807	523,625
MFS/Sun Life Money Market Series S Class	04	2004	9.8014	9.6501	318,642
MFS/Sun Life Money Market Series S Class	04	2003	9.9739	9.8014	38,135
MFS/Sun Life Money Market Series S Class	04	2002	10.0000	9.9739	0

MFS/Sun Life Money Market Series S Class	05	2007	9.8676	10.0973	6,966
MFS/Sun Life Money Market Series S Class	05	2006	9.6650	9.8676	2,428
MFS/Sun Life Money Market Series S Class	05	2005	9.6393	9.6650	465
MFS/Sun Life Money Market Series S Class	05	2004	9.7954	9.6393	0
MFS/Sun Life Money Market Series S Class	05	2003	9.9729	9.7954	0
MFS/Sun Life Money Market Series S Class	05	2002	10.0000	9.9729	0

MFS/Sun Life Money Market Series S Class	06	2007	9.8043	10.0170	116,786
MFS/Sun Life Money Market Series S Class	06	2006	9.6177	9.8043	113,531
MFS/Sun Life Money Market Series S Class	06	2005	9.6068	9.6177	302,433
MFS/Sun Life Money Market Series S Class	06	2004	9.7775	9.6068	148,739
MFS/Sun Life Money Market Series S Class	06	2003	9.9700	9.7775	13,346
MFS/Sun Life Money Market Series S Class	06	2002	10.0000	9.9700	0

MFS/Sun Life Money Market Series S Class	07	2007	9.8813	10.0905	102,173
MFS/Sun Life Money Market Series S Class	07	2006	9.6982	9.8813	113,441
MFS/Sun Life Money Market Series S Class	07	2005	9.6922	9.6982	110,688
MFS/Sun Life Money Market Series S Class	07	2004	9.8694	9.6922	100,698
MFS/Sun Life Money Market Series S Class	07	2003	10.0000	9.8694	20,953

MFS/Sun Life Money Market Series S Class	08	2007	9.8079	9.9949	15,306
MFS/Sun Life Money Market Series S Class	08	2006	9.6458	9.8079	16,400
MFS/Sun Life Money Market Series S Class	08	2005	9.6596	9.6458	18,776
MFS/Sun Life Money Market Series S Class	08	2004	9.8565	9.6596	19,029
MFS/Sun Life Money Market Series S Class	08	2003	10.0000	9.8565	599

MFS/Sun Life New Discovery Series S Class	01	2007	15.4983	15.5803	514,618
MFS/Sun Life New Discovery Series S Class	01	2006	13.9648	15.4983	444,408
MFS/Sun Life New Discovery Series S Class	01	2005	13.5347	13.9648	265,109
MFS/Sun Life New Discovery Series S Class	01	2004	12.8426	13.5347	132,879
MFS/Sun Life New Discovery Series S Class	01	2003	9.6765	12.8426	2,633
MFS/Sun Life New Discovery Series S Class	01	2002	10.0000	9.6765	0

MFS/Sun Life New Discovery Series S Class	02	2007	15.3666	15.4163	566,711
MFS/Sun Life New Discovery Series S Class	02	2006	13.8742	15.3666	468,443
MFS/Sun Life New Discovery Series S Class	02	2005	13.4743	13.8742	240,382
MFS/Sun Life New Discovery Series S Class	02	2004	12.8115	13.4743	83,780
MFS/Sun Life New Discovery Series S Class	02	2003	9.6727	12.8115	11,456
MFS/Sun Life New Discovery Series S Class	02	2002	10.0000	9.6727	0

MFS/Sun Life New Discovery Series S Class	03	2007	15.3338	15.3754	40,758
MFS/Sun Life New Discovery Series S Class	03	2006	13.8516	15.3338	37,567
MFS/Sun Life New Discovery Series S Class	03	2005	13.4592	13.8516	33,909
MFS/Sun Life New Discovery Series S Class	03	2004	12.8036	13.4592	17,051
MFS/Sun Life New Discovery Series S Class	03	2003	9.6717	12.8036	4,823
MFS/Sun Life New Discovery Series S Class	03	2002	10.0000	9.6717	0

MFS/Sun Life New Discovery Series S Class	04	2007	15.2356	15.2535	306,025
MFS/Sun Life New Discovery Series S Class	04	2006	13.7840	15.2356	298,898
MFS/Sun Life New Discovery Series S Class	04	2005	13.4140	13.7840	238,829
MFS/Sun Life New Discovery Series S Class	04	2004	12.7803	13.4140	181,739
MFS/Sun Life New Discovery Series S Class	04	2003	9.6688	12.7803	16,945
MFS/Sun Life New Discovery Series S Class	04	2002	10.0000	9.6688	0

MFS/Sun Life New Discovery Series S Class	05	2007	15.2032	15.2133	4,232
MFS/Sun Life New Discovery Series S Class	05	2006	13.7617	15.2032	2,715
MFS/Sun Life New Discovery Series S Class	05	2005	13.3990	13.7617	1,552
MFS/Sun Life New Discovery Series S Class	05	2004	12.7725	13.3990	395
MFS/Sun Life New Discovery Series S Class	05	2003	9.6679	12.7725	0
MFS/Sun Life New Discovery Series S Class	05	2002	10.0000	9.6679	0

MFS/Sun Life New Discovery Series S Class	06	2007	15.1056	15.0922	31,865
MFS/Sun Life New Discovery Series S Class	06	2006	13.6943	15.1056	31,837
MFS/Sun Life New Discovery Series S Class	06	2005	13.3539	13.6943	33,502
MFS/Sun Life New Discovery Series S Class	06	2004	12.7491	13.3539	24,103
MFS/Sun Life New Discovery Series S Class	06	2003	9.6650	12.7491	2,738
MFS/Sun Life New Discovery Series S Class	06	2002	10.0000	9.6650	0

MFS/Sun Life New Discovery Series S Class	07	2007	14.5625	14.5422	38,300
MFS/Sun Life New Discovery Series S Class	07	2006	13.2087	14.5625	42,198
MFS/Sun Life New Discovery Series S Class	07	2005	12.8869	13.2087	39,224
MFS/Sun Life New Discovery Series S Class	07	2004	12.3096	12.8869	38,052
MFS/Sun Life New Discovery Series S Class	07	2003	10.0000	12.3096	0

MFS/Sun Life New Discovery Series S Class	08	2007	14.4543	14.4044	4,949
MFS/Sun Life New Discovery Series S Class	08	2006	13.1374	14.4543	4,849
MFS/Sun Life New Discovery Series S Class	08	2005	12.8436	13.1374	5,016
MFS/Sun Life New Discovery Series S Class	08	2004	12.2935	12.8436	4,491
MFS/Sun Life New Discovery Series S Class	08	2003	10.0000	12.2935	0

MFS/Sun Life Research International Series S Class	01	2007	22.2551	24.6766	450,164
MFS/Sun Life Research International Series S Class	01	2006	17.7903	22.2551	307,532
MFS/Sun Life Research International Series S Class	01	2005	15.5751	17.7903	155,794
MFS/Sun Life Research International Series S Class	01	2004	13.0994	15.5751	100,047
MFS/Sun Life Research International Series S Class	01	2003	9.9889	13.0994	19,339
MFS/Sun Life Research International Series S Class	01	2002	10.0000	9.9889	0

MFS/Sun Life Research International Series S Class	02	2007	22.0660	24.4169	459,307
MFS/Sun Life Research International Series S Class	02	2006	17.6750	22.0660	305,872
MFS/Sun Life Research International Series S Class	02	2005	15.5056	17.6750	154,306
MFS/Sun Life Research International Series S Class	02	2004	13.0676	15.5056	79,844
MFS/Sun Life Research International Series S Class	02	2003	9.9849	13.0676	17,080
MFS/Sun Life Research International Series S Class	02	2002	10.0000	9.9849	0

MFS/Sun Life Research International Series S Class	03	2007	22.0189	24.3521	29,931
MFS/Sun Life Research International Series S Class	03	2006	17.6462	22.0189	48,264
MFS/Sun Life Research International Series S Class	03	2005	15.4882	17.6462	43,321
MFS/Sun Life Research International Series S Class	03	2004	13.0596	15.4882	32,263
MFS/Sun Life Research International Series S Class	03	2003	9.9839	13.0596	8,933
MFS/Sun Life Research International Series S Class	03	2002	10.0000	9.9839	0

MFS/Sun Life Research International Series S Class	04	2007	21.8779	24.1590	280,914
MFS/Sun Life Research International Series S Class	04	2006	17.5601	21.8779	322,551
MFS/Sun Life Research International Series S Class	04	2005	15.4362	17.5601	238,933
MFS/Sun Life Research International Series S Class	04	2004	13.0357	15.4362	199,718
MFS/Sun Life Research International Series S Class	04	2003	9.9810	13.0357	103,108
MFS/Sun Life Research International Series S Class	04	2002	10.0000	9.9810	0

MFS/Sun Life Research International Series S Class	05	2007	21.8315	24.0954	1,441
MFS/Sun Life Research International Series S Class	05	2006	17.5316	21.8315	1,848
MFS/Sun Life Research International Series S Class	05	2005	15.4190	17.5316	1,190
MFS/Sun Life Research International Series S Class	05	2004	13.0278	15.4190	486
MFS/Sun Life Research International Series S Class	05	2003	9.9800	13.0278	0
MFS/Sun Life Research International Series S Class	05	2002	10.0000	9.9800	0

MFS/Sun Life Research International Series S Class	06	2007	21.6914	23.9038	19,580
MFS/Sun Life Research International Series S Class	06	2006	17.4459	21.6914	26,116
MFS/Sun Life Research International Series S Class	06	2005	15.3671	17.4459	16,263
MFS/Sun Life Research International Series S Class	06	2004	13.0040	15.3671	11,964
MFS/Sun Life Research International Series S Class	06	2003	9.9770	13.0040	3,965
MFS/Sun Life Research International Series S Class	06	2002	10.0000	9.9770	0

MFS/Sun Life Research International Series S Class	07	2007	20.9661	23.0927	39,025
MFS/Sun Life Research International Series S Class	07	2006	16.8711	20.9661	53,259
MFS/Sun Life Research International Series S Class	07	2005	14.8684	16.8711	54,904
MFS/Sun Life Research International Series S Class	07	2004	12.5884	14.8684	64,870
MFS/Sun Life Research International Series S Class	07	2003	10.0000	12.5884	59,872

MFS/Sun Life Research International Series S Class	08	2007	20.8104	22.8740	3,286
MFS/Sun Life Research International Series S Class	08	2006	16.7801	20.8104	3,625
MFS/Sun Life Research International Series S Class	08	2005	14.8185	16.7801	2,513
MFS/Sun Life Research International Series S Class	08	2004	12.5720	14.8185	3,117
MFS/Sun Life Research International Series S Class	08	2003	10.0000	12.5720	2,172

MFS/Sun Life Research Series S Class	01	2007	15.4435	17.1481	16,852
MFS/Sun Life Research Series S Class	01	2006	14.2403	15.4435	14,873
MFS/Sun Life Research Series S Class	01	2005	13.4490	14.2403	7,813
MFS/Sun Life Research Series S Class	01	2004	11.8421	13.4490	5,069
MFS/Sun Life Research Series S Class	01	2003	9.6364	11.8421	3,717
MFS/Sun Life Research Series S Class	01	2002	10.0000	9.6364	0

MFS/Sun Life Research Series S Class	02	2007	15.3123	16.9676	14,831
MFS/Sun Life Research Series S Class	02	2006	14.1480	15.3123	16,656
MFS/Sun Life Research Series S Class	02	2005	13.3890	14.1480	10,801
MFS/Sun Life Research Series S Class	02	2004	11.8133	13.3890	6,628
MFS/Sun Life Research Series S Class	02	2003	9.6326	11.8133	5,815
MFS/Sun Life Research Series S Class	02	2002	10.0000	9.6326	0

MFS/Sun Life Research Series S Class	03	2007	15.2795	16.9226	0
MFS/Sun Life Research Series S Class	03	2006	14.1249	15.2795	0
MFS/Sun Life Research Series S Class	03	2005	13.3740	14.1249	0
MFS/Sun Life Research Series S Class	03	2004	11.8061	13.3740	0
MFS/Sun Life Research Series S Class	03	2003	9.6316	11.8061	0
MFS/Sun Life Research Series S Class	03	2002	10.0000	9.6316	0

MFS/Sun Life Research Series S Class	04	2007	15.1817	16.7883	16,249
MFS/Sun Life Research Series S Class	04	2006	14.0559	15.1817	15,687
MFS/Sun Life Research Series S Class	04	2005	13.3291	14.0559	9,175
MFS/Sun Life Research Series S Class	04	2004	11.7845	13.3291	9,849
MFS/Sun Life Research Series S Class	04	2003	9.6288	11.7845	1,700
MFS/Sun Life Research Series S Class	04	2002	10.0000	9.6288	0

MFS/Sun Life Research Series S Class	05	2007	15.1494	16.7441	0
MFS/Sun Life Research Series S Class	05	2006	14.0332	15.1494	0
MFS/Sun Life Research Series S Class	05	2005	13.3142	14.0332	0
MFS/Sun Life Research Series S Class	05	2004	11.7774	13.3142	0
MFS/Sun Life Research Series S Class	05	2003	9.6278	11.7774	0
MFS/Sun Life Research Series S Class	05	2002	10.0000	9.6278	0

MFS/Sun Life Research Series S Class	06	2007	15.0522	16.6110	0
MFS/Sun Life Research Series S Class	06	2006	13.9645	15.0522	0
MFS/Sun Life Research Series S Class	06	2005	13.2693	13.9645	0
MFS/Sun Life Research Series S Class	06	2004	11.7558	13.2693	0
MFS/Sun Life Research Series S Class	06	2003	9.6249	11.7558	0
MFS/Sun Life Research Series S Class	06	2002	10.0000	9.6249	0

MFS/Sun Life Research Series S Class	07	2007	14.7067	16.2214	0
MFS/Sun Life Research Series S Class	07	2006	13.6510	14.7067	0
MFS/Sun Life Research Series S Class	07	2005	12.9781	13.6510	0
MFS/Sun Life Research Series S Class	07	2004	11.5036	12.9781	0
MFS/Sun Life Research Series S Class	07	2003	10.0000	11.5036	0

MFS/Sun Life Research Series S Class	08	2007	14.5975	16.0678	0
MFS/Sun Life Research Series S Class	08	2006	13.5773	14.5975	0
MFS/Sun Life Research Series S Class	08	2005	12.9345	13.5773	0
MFS/Sun Life Research Series S Class	08	2004	11.4886	12.9345	0
MFS/Sun Life Research Series S Class	08	2003	10.0000	11.4886	0

MFS/Sun Life Strategic Income Series S Class	01	2007	12.7675	12.9554	6,295
MFS/Sun Life Strategic Income Series S Class	01	2006	12.2007	12.7675	6,290
MFS/Sun Life Strategic Income Series S Class	01	2005	12.2147	12.2007	7,757
MFS/Sun Life Strategic Income Series S Class	01	2004	11.5242	12.2147	10,554
MFS/Sun Life Strategic Income Series S Class	01	2003	10.4230	11.5242	3,493
MFS/Sun Life Strategic Income Series S Class	01	2002	10.0000	10.4230	0

MFS/Sun Life Strategic Income Series S Class	02	2007	12.6590	12.8190	16,780
MFS/Sun Life Strategic Income Series S Class	02	2006	12.1216	12.6590	17,107
MFS/Sun Life Strategic Income Series S Class	02	2005	12.1601	12.1216	16,667
MFS/Sun Life Strategic Income Series S Class	02	2004	11.4962	12.1601	19,755
MFS/Sun Life Strategic Income Series S Class	02	2003	10.4188	11.4962	21,797
MFS/Sun Life Strategic Income Series S Class	02	2002	10.0000	10.4188	0

MFS/Sun Life Strategic Income Series S Class	03	2007	12.6319	12.7850	0
MFS/Sun Life Strategic Income Series S Class	03	2006	12.1018	12.6319	0
MFS/Sun Life Strategic Income Series S Class	03	2005	12.1465	12.1018	0
MFS/Sun Life Strategic Income Series S Class	03	2004	11.4892	12.1465	0
MFS/Sun Life Strategic Income Series S Class	03	2003	10.4178	11.4892	0
MFS/Sun Life Strategic Income Series S Class	03	2002	10.0000	10.4178	0

MFS/Sun Life Strategic Income Series S Class	04	2007	12.5510	12.6836	7,231
MFS/Sun Life Strategic Income Series S Class	04	2006	12.0427	12.5510	9,392
MFS/Sun Life Strategic Income Series S Class	04	2005	12.1057	12.0427	9,885
MFS/Sun Life Strategic Income Series S Class	04	2004	11.4682	12.1057	10,850
MFS/Sun Life Strategic Income Series S Class	04	2003	10.4147	11.4682	13,375
MFS/Sun Life Strategic Income Series S Class	04	2002	10.0000	10.4147	0

MFS/Sun Life Strategic Income Series S Class	05	2007	12.5244	12.6502	0
MFS/Sun Life Strategic Income Series S Class	05	2006	12.0232	12.5244	0
MFS/Sun Life Strategic Income Series S Class	05	2005	12.0922	12.0232	0
MFS/Sun Life Strategic Income Series S Class	05	2004	11.4612	12.0922	0
MFS/Sun Life Strategic Income Series S Class	05	2003	10.4137	11.4612	0
MFS/Sun Life Strategic Income Series S Class	05	2002	10.0000	10.4137	0

MFS/Sun Life Strategic Income Series S Class	06	2007	12.4440	12.5495	0
MFS/Sun Life Strategic Income Series S Class	06	2006	11.9643	12.4440	0
MFS/Sun Life Strategic Income Series S Class	06	2005	12.0514	11.9643	0
MFS/Sun Life Strategic Income Series S Class	06	2004	11.4402	12.0514	0
MFS/Sun Life Strategic Income Series S Class	06	2003	10.4106	11.4402	0
MFS/Sun Life Strategic Income Series S Class	06	2002	10.0000	10.4106	0

MFS/Sun Life Strategic Income Series S Class	07	2007	11.2999	11.3899	0
MFS/Sun Life Strategic Income Series S Class	07	2006	10.8699	11.2999	0
MFS/Sun Life Strategic Income Series S Class	07	2005	10.9546	10.8699	0
MFS/Sun Life Strategic Income Series S Class	07	2004	10.4044	10.9546	0
MFS/Sun Life Strategic Income Series S Class	07	2003	10.0000	10.4044	0

MFS/Sun Life Strategic Income Series S Class	08	2007	11.2159	11.2820	0
MFS/Sun Life Strategic Income Series S Class	08	2006	10.8112	11.2159	0
MFS/Sun Life Strategic Income Series S Class	08	2005	10.9178	10.8112	0
MFS/Sun Life Strategic Income Series S Class	08	2004	10.3907	10.9178	0
MFS/Sun Life Strategic Income Series S Class	08	2003	10.0000	10.3907	0

MFS/Sun Life Strategic Value Series S Class	01	2007	16.1127	15.4220	2,911
MFS/Sun Life Strategic Value Series S Class	01	2006	14.3872	16.1127	2,947
MFS/Sun Life Strategic Value Series S Class	01	2005	14.7415	14.3872	2,343
MFS/Sun Life Strategic Value Series S Class	01	2004	12.7343	14.7415	2,203
MFS/Sun Life Strategic Value Series S Class	01	2003	10.1991	12.7343	2,027
MFS/Sun Life Strategic Value Series S Class	01	2002	10.0000	10.1991	0

MFS/Sun Life Strategic Value Series S Class	02	2007	15.9758	15.2596	3,280
MFS/Sun Life Strategic Value Series S Class	02	2006	14.2940	15.9758	3,203
MFS/Sun Life Strategic Value Series S Class	02	2005	14.6758	14.2940	9,072
MFS/Sun Life Strategic Value Series S Class	02	2004	12.7034	14.6758	10,836
MFS/Sun Life Strategic Value Series S Class	02	2003	10.1950	12.7034	10,377
MFS/Sun Life Strategic Value Series S Class	02	2002	10.0000	10.1950	0

MFS/Sun Life Strategic Value Series S Class	03	2007	15.9416	15.2192	0
MFS/Sun Life Strategic Value Series S Class	03	2006	14.2707	15.9416	0
MFS/Sun Life Strategic Value Series S Class	03	2005	14.6593	14.2707	0
MFS/Sun Life Strategic Value Series S Class	03	2004	12.6956	14.6593	0
MFS/Sun Life Strategic Value Series S Class	03	2003	10.1940	12.6956	0
MFS/Sun Life Strategic Value Series S Class	03	2002	10.0000	10.1940	0

MFS/Sun Life Strategic Value Series S Class	04	2007	15.8395	15.0985	6,231
MFS/Sun Life Strategic Value Series S Class	04	2006	14.2010	15.8395	5,524
MFS/Sun Life Strategic Value Series S Class	04	2005	14.6100	14.2010	15,774
MFS/Sun Life Strategic Value Series S Class	04	2004	12.6724	14.6100	14,449
MFS/Sun Life Strategic Value Series S Class	04	2003	10.1910	12.6724	13,504
MFS/Sun Life Strategic Value Series S Class	04	2002	10.0000	10.1910	0

MFS/Sun Life Strategic Value Series S Class	05	2007	15.8059	15.0587	0
MFS/Sun Life Strategic Value Series S Class	05	2006	14.1780	15.8059	0
MFS/Sun Life Strategic Value Series S Class	05	2005	14.5938	14.1780	0
MFS/Sun Life Strategic Value Series S Class	05	2004	12.6647	14.5938	0
MFS/Sun Life Strategic Value Series S Class	05	2003	10.1900	12.6647	0
MFS/Sun Life Strategic Value Series S Class	05	2002	10.0000	10.1900	0

MFS/Sun Life Strategic Value Series S Class	06	2007	15.7044	14.9389	0
MFS/Sun Life Strategic Value Series S Class	06	2006	14.1086	15.7044	0
MFS/Sun Life Strategic Value Series S Class	06	2005	14.5446	14.1086	0
MFS/Sun Life Strategic Value Series S Class	06	2004	12.6415	14.5446	0
MFS/Sun Life Strategic Value Series S Class	06	2003	10.1869	12.6415	0
MFS/Sun Life Strategic Value Series S Class	06	2002	10.0000	10.1869	0

MFS/Sun Life Strategic Value Series S Class	07	2007	14.5388	13.8230	1,061
MFS/Sun Life Strategic Value Series S Class	07	2006	13.0680	14.5388	996
MFS/Sun Life Strategic Value Series S Class	07	2005	13.4788	13.0680	0
MFS/Sun Life Strategic Value Series S Class	07	2004	11.7211	13.4788	0
MFS/Sun Life Strategic Value Series S Class	07	2003	10.0000	11.7211	0

MFS/Sun Life Strategic Value Series S Class	08	2007	14.4308	13.6920	0
MFS/Sun Life Strategic Value Series S Class	08	2006	12.9975	14.4308	0
MFS/Sun Life Strategic Value Series S Class	08	2005	13.4335	12.9975	0
MFS/Sun Life Strategic Value Series S Class	08	2004	11.7058	13.4335	0
MFS/Sun Life Strategic Value Series S Class	08	2003	10.0000	11.7058	0

MFS/Sun Life Total Return Series S Class	01	2007	14.1724	14.4978	5,165,051
MFS/Sun Life Total Return Series S Class	01	2006	12.8827	14.1724	3,628,756
MFS/Sun Life Total Return Series S Class	01	2005	12.7464	12.8827	2,904,025
MFS/Sun Life Total Return Series S Class	01	2004	11.6672	12.7464	1,181,186
MFS/Sun Life Total Return Series S Class	01	2003	10.1589	11.6672	195,423
MFS/Sun Life Total Return Series S Class	01	2002	10.0000	10.1589	1,014

MFS/Sun Life Total Return Series S Class	02	2007	14.0520	14.3452	2,861,747
MFS/Sun Life Total Return Series S Class	02	2006	12.7992	14.0520	2,413,585
MFS/Sun Life Total Return Series S Class	02	2005	12.6895	12.7992	1,842,582
MFS/Sun Life Total Return Series S Class	02	2004	11.6389	12.6895	999,969
MFS/Sun Life Total Return Series S Class	02	2003	10.1549	11.6389	193,760
MFS/Sun Life Total Return Series S Class	02	2002	10.0000	10.1549	0

MFS/Sun Life Total Return Series S Class	03	2007	14.0219	14.3071	919,024
MFS/Sun Life Total Return Series S Class	03	2006	12.7783	14.0219	677,584
MFS/Sun Life Total Return Series S Class	03	2005	12.6753	12.7783	488,960
MFS/Sun Life Total Return Series S Class	03	2004	11.6318	12.6753	189,440
MFS/Sun Life Total Return Series S Class	03	2003	10.1539	11.6318	43,331
MFS/Sun Life Total Return Series S Class	03	2002	10.0000	10.1539	0

MFS/Sun Life Total Return Series S Class	04	2007	13.9322	14.1936	2,048,795
MFS/Sun Life Total Return Series S Class	04	2006	12.7159	13.9322	2,060,436
MFS/Sun Life Total Return Series S Class	04	2005	12.6327	12.7159	1,939,367
MFS/Sun Life Total Return Series S Class	04	2004	11.6105	12.6327	1,638,197
MFS/Sun Life Total Return Series S Class	04	2003	10.1509	11.6105	443,691
MFS/Sun Life Total Return Series S Class	04	2002	10.0000	10.1509	0

MFS/Sun Life Total Return Series S Class	05	2007	13.9026	14.1563	70,227
MFS/Sun Life Total Return Series S Class	05	2006	12.6953	13.9026	59,104
MFS/Sun Life Total Return Series S Class	05	2005	12.6186	12.6953	38,689
MFS/Sun Life Total Return Series S Class	05	2004	11.6035	12.6186	0
MFS/Sun Life Total Return Series S Class	05	2003	10.1499	11.6035	0
MFS/Sun Life Total Return Series S Class	05	2002	10.0000	10.1499	0

MFS/Sun Life Total Return Series S Class	06	2007	13.8133	14.0437	244,500
MFS/Sun Life Total Return Series S Class	06	2006	12.6332	13.8133	261,391
MFS/Sun Life Total Return Series S Class	06	2005	12.5761	12.6332	232,350
MFS/Sun Life Total Return Series S Class	06	2004	11.5822	12.5761	325,272
MFS/Sun Life Total Return Series S Class	06	2003	10.1469	11.5822	20,365
MFS/Sun Life Total Return Series S Class	06	2002	10.0000	10.1469	0

MFS/Sun Life Total Return Series S Class	07	2007	13.0790	13.2903	434,650
MFS/Sun Life Total Return Series S Class	07	2006	11.9677	13.0790	471,186
MFS/Sun Life Total Return Series S Class	07	2005	11.9197	11.9677	663,209
MFS/Sun Life Total Return Series S Class	07	2004	10.9833	11.9197	823,450
MFS/Sun Life Total Return Series S Class	07	2003	10.0000	10.9833	247,988

MFS/Sun Life Total Return Series S Class	08	2007	12.9818	13.1644	2,967
MFS/Sun Life Total Return Series S Class	08	2006	11.9031	12.9818	9,066
MFS/Sun Life Total Return Series S Class	08	2005	11.8797	11.9031	9,882
MFS/Sun Life Total Return Series S Class	08	2004	10.9689	11.8797	58,126
MFS/Sun Life Total Return Series S Class	08	2003	10.0000	10.9689	0

MFS/Sun Life Utilities Series S Class	01	2007	27.8488	35.1151	251,852
MFS/Sun Life Utilities Series S Class	01	2006	21.4676	27.8488	150,354
MFS/Sun Life Utilities Series S Class	01	2005	18.6690	21.4676	99,931
MFS/Sun Life Utilities Series S Class	01	2004	14.6080	18.6690	8,850
MFS/Sun Life Utilities Series S Class	01	2003	10.9244	14.6080	2,305
MFS/Sun Life Utilities Series S Class	01	2002	10.0000	10.9244	0

MFS/Sun Life Utilities Series S Class	02	2007	27.6123	34.7457	106,799
MFS/Sun Life Utilities Series S Class	02	2006	21.3285	27.6123	57,017
MFS/Sun Life Utilities Series S Class	02	2005	18.5858	21.3285	27,343
MFS/Sun Life Utilities Series S Class	02	2004	14.5726	18.5858	16,186
MFS/Sun Life Utilities Series S Class	02	2003	10.9201	14.5726	10,355
MFS/Sun Life Utilities Series S Class	02	2002	10.0000	10.9201	0

MFS/Sun Life Utilities Series S Class	03	2007	27.5533	34.6536	1,308
MFS/Sun Life Utilities Series S Class	03	2006	21.2937	27.5533	1,327
MFS/Sun Life Utilities Series S Class	03	2005	18.5650	21.2937	559
MFS/Sun Life Utilities Series S Class	03	2004	14.5637	18.5650	0
MFS/Sun Life Utilities Series S Class	03	2003	10.9190	14.5637	0
MFS/Sun Life Utilities Series S Class	03	2002	10.0000	10.9190	0

MFS/Sun Life Utilities Series S Class	04	2007	27.3769	34.3789	171,058
MFS/Sun Life Utilities Series S Class	04	2006	21.1898	27.3769	140,809
MFS/Sun Life Utilities Series S Class	04	2005	18.5026	21.1898	110,171
MFS/Sun Life Utilities Series S Class	04	2004	14.5371	18.5026	81,925
MFS/Sun Life Utilities Series S Class	04	2003	10.9157	14.5371	7,343
MFS/Sun Life Utilities Series S Class	04	2002	10.0000	10.9157	0

MFS/Sun Life Utilities Series S Class	05	2007	27.3188	34.2884	0
MFS/Sun Life Utilities Series S Class	05	2006	21.1555	27.3188	0
MFS/Sun Life Utilities Series S Class	05	2005	18.4820	21.1555	0
MFS/Sun Life Utilities Series S Class	05	2004	14.5283	18.4820	0
MFS/Sun Life Utilities Series S Class	05	2003	10.9147	14.5283	0
MFS/Sun Life Utilities Series S Class	05	2002	10.0000	10.9147	0

MFS/Sun Life Utilities Series S Class	06	2007	27.1436	34.0159	16,399
MFS/Sun Life Utilities Series S Class	06	2006	21.0520	27.1436	9,641
MFS/Sun Life Utilities Series S Class	06	2005	18.4198	21.0520	3,582
MFS/Sun Life Utilities Series S Class	06	2004	14.5017	18.4198	0
MFS/Sun Life Utilities Series S Class	06	2003	10.9114	14.5017	1,852
MFS/Sun Life Utilities Series S Class	06	2002	10.0000	10.9114	0

MFS/Sun Life Utilities Series S Class	07	2007	22.3757	28.0265	2,378
MFS/Sun Life Utilities Series S Class	07	2006	17.3630	22.3757	2,809
MFS/Sun Life Utilities Series S Class	07	2005	15.1998	17.3630	0
MFS/Sun Life Utilities Series S Class	07	2004	11.9727	15.1998	0
MFS/Sun Life Utilities Series S Class	07	2003	10.0000	11.9727	0

MFS/Sun Life Utilities Series S Class	08	2007	22.2096	27.7612	0
MFS/Sun Life Utilities Series S Class	08	2006	17.2694	22.2096	0
MFS/Sun Life Utilities Series S Class	08	2005	15.1487	17.2694	0
MFS/Sun Life Utilities Series S Class	08	2004	11.9571	15.1487	0
MFS/Sun Life Utilities Series S Class	08	2003	10.0000	11.9571	0

MFS/Sun Life Value Series S Class	01	2007	16.9890	17.9799	167,136
MFS/Sun Life Value Series S Class	01	2006	14.3229	16.9890	88,397
MFS/Sun Life Value Series S Class	01	2005	13.7009	14.3229	87,005
MFS/Sun Life Value Series S Class	01	2004	12.1013	13.7009	61,526
MFS/Sun Life Value Series S Class	01	2003	9.8415	12.1013	13,419
MFS/Sun Life Value Series S Class	01	2002	10.0000	9.8415	0

MFS/Sun Life Value Series S Class	02	2007	16.8447	17.7907	143,127
MFS/Sun Life Value Series S Class	02	2006	14.2300	16.8447	104,822
MFS/Sun Life Value Series S Class	02	2005	13.6398	14.2300	115,400
MFS/Sun Life Value Series S Class	02	2004	12.0719	13.6398	121,286
MFS/Sun Life Value Series S Class	02	2003	9.8376	12.0719	31,271
MFS/Sun Life Value Series S Class	02	2002	10.0000	9.8376	0

MFS/Sun Life Value Series S Class	03	2007	16.8086	17.7435	11,254
MFS/Sun Life Value Series S Class	03	2006	14.2068	16.8086	29,994
MFS/Sun Life Value Series S Class	03	2005	13.6245	14.2068	31,044
MFS/Sun Life Value Series S Class	03	2004	12.0645	13.6245	26,503
MFS/Sun Life Value Series S Class	03	2003	9.8366	12.0645	6,518
MFS/Sun Life Value Series S Class	03	2002	10.0000	9.8366	0

MFS/Sun Life Value Series S Class	04	2007	16.7010	17.6027	121,337
MFS/Sun Life Value Series S Class	04	2006	14.1375	16.7010	124,472
MFS/Sun Life Value Series S Class	04	2005	13.5787	14.1375	128,308
MFS/Sun Life Value Series S Class	04	2004	12.0425	13.5787	121,860
MFS/Sun Life Value Series S Class	04	2003	9.8337	12.0425	120,287
MFS/Sun Life Value Series S Class	04	2002	10.0000	9.8337	0

MFS/Sun Life Value Series S Class	05	2007	16.6655	17.5564	0
MFS/Sun Life Value Series S Class	05	2006	14.1146	16.6655	0
MFS/Sun Life Value Series S Class	05	2005	13.5635	14.1146	0
MFS/Sun Life Value Series S Class	05	2004	12.0352	13.5635	0
MFS/Sun Life Value Series S Class	05	2003	9.8327	12.0352	0
MFS/Sun Life Value Series S Class	05	2002	10.0000	9.8327	0

MFS/Sun Life Value Series S Class	06	2007	16.5586	17.4168	19,470
MFS/Sun Life Value Series S Class	06	2006	14.0455	16.5586	15,438
MFS/Sun Life Value Series S Class	06	2005	13.5179	14.0455	9,700
MFS/Sun Life Value Series S Class	06	2004	12.0131	13.5179	9,753
MFS/Sun Life Value Series S Class	06	2003	9.8298	12.0131	4,104
MFS/Sun Life Value Series S Class	06	2002	10.0000	9.8298	0

MFS/Sun Life Value Series S Class	07	2007	16.3827	17.2229	36,427
MFS/Sun Life Value Series S Class	07	2006	13.9034	16.3827	47,596
MFS/Sun Life Value Series S Class	07	2005	13.3879	13.9034	52,981
MFS/Sun Life Value Series S Class	07	2004	11.9037	13.3879	54,470
MFS/Sun Life Value Series S Class	07	2003	10.0000	11.9037	63,094

MFS/Sun Life Value Series S Class	08	2007	16.2610	17.0598	1,581
MFS/Sun Life Value Series S Class	08	2006	13.8284	16.2610	1,680
MFS/Sun Life Value Series S Class	08	2005	13.3429	13.8284	1,978
MFS/Sun Life Value Series S Class	08	2004	11.8882	13.3429	2,119
MFS/Sun Life Value Series S Class	08	2003	10.0000	11.8882	2,306

MFS/Sun Life - Blended Research Core Equity Series S Class	01	2007	14.9001	15.4788	1,132,556
MFS/Sun Life - Blended Research Core Equity Series S Class	01	2006	13.4085	14.9001	1,046,821
MFS/Sun Life - Blended Research Core Equity Series S Class	01	2005	12.6977	13.4085	609,362
MFS/Sun Life - Blended Research Core Equity Series S Class	01	2004	11.5607	12.6977	43,624
MFS/Sun Life - Blended Research Core Equity Series S Class	01	2003	9.6043	11.5607	12,292
MFS/Sun Life - Blended Research Core Equity Series S Class	01	2002	10.0000	9.6043	0

MFS/Sun Life - Blended Research Core Equity Series S Class	02	2007	14.7735	15.3158	1,303,208
MFS/Sun Life - Blended Research Core Equity Series S Class	02	2006	13.3216	14.7735	1,140,712
MFS/Sun Life - Blended Research Core Equity Series S Class	02	2005	12.6410	13.3216	596,483
MFS/Sun Life - Blended Research Core Equity Series S Class	02	2004	11.5326	12.6410	32,646
MFS/Sun Life - Blended Research Core Equity Series S Class	02	2003	9.6005	11.5326	16,483
MFS/Sun Life - Blended Research Core Equity Series S Class	02	2002	10.0000	9.6005	0

MFS/Sun Life - Blended Research Core Equity Series S Class	03	2007	14.7418	15.2752	85,431
MFS/Sun Life - Blended Research Core Equity Series S Class	03	2006	13.2999	14.7418	82,100
MFS/Sun Life - Blended Research Core Equity Series S Class	03	2005	12.6268	13.2999	70,514
MFS/Sun Life - Blended Research Core Equity Series S Class	03	2004	11.5256	12.6268	4,702
MFS/Sun Life - Blended Research Core Equity Series S Class	03	2003	9.5995	11.5256	5,044
MFS/Sun Life - Blended Research Core Equity Series S Class	03	2002	10.0000	9.5995	0

MFS/Sun Life - Blended Research Core Equity Series S Class	04	2007	14.6475	15.1540	690,531
MFS/Sun Life - Blended Research Core Equity Series S Class	04	2006	13.2349	14.6475	687,254
MFS/Sun Life - Blended Research Core Equity Series S Class	04	2005	12.5844	13.2349	516,741
MFS/Sun Life - Blended Research Core Equity Series S Class	04	2004	11.5045	12.5844	53,553
MFS/Sun Life - Blended Research Core Equity Series S Class	04	2003	9.5966	11.5045	23,637
MFS/Sun Life - Blended Research Core Equity Series S Class	04	2002	10.0000	9.5966	0

MFS/Sun Life - Blended Research Core Equity Series S Class	05	2007	14.6164	15.1141	9,511
MFS/Sun Life - Blended Research Core Equity Series S Class	05	2006	13.2135	14.6164	6,373
MFS/Sun Life - Blended Research Core Equity Series S Class	05	2005	12.5704	13.2135	3,481
MFS/Sun Life - Blended Research Core Equity Series S Class	05	2004	11.4975	12.5704	0
MFS/Sun Life - Blended Research Core Equity Series S Class	05	2003	9.5957	11.4975	0
MFS/Sun Life - Blended Research Core Equity Series S Class	05	2002	10.0000	9.5957	0

MFS/Sun Life - Blended Research Core Equity Series S Class	06	2007	14.5225	14.9939	72,880
MFS/Sun Life - Blended Research Core Equity Series S Class	06	2006	13.1488	14.5225	76,588
MFS/Sun Life - Blended Research Core Equity Series S Class	06	2005	12.5280	13.1488	81,548
MFS/Sun Life - Blended Research Core Equity Series S Class	06	2004	11.4765	12.5280	0
MFS/Sun Life - Blended Research Core Equity Series S Class	06	2003	9.5928	11.4765	0
MFS/Sun Life - Blended Research Core Equity Series S Class	06	2002	10.0000	9.5928	0

MFS/Sun Life - Blended Research Core Equity Series S Class	07	2007	14.3493	14.8074	85,329
MFS/Sun Life - Blended Research Core Equity Series S Class	07	2006	12.9986	14.3493	99,750
MFS/Sun Life - Blended Research Core Equity Series S Class	07	2005	12.3912	12.9986	89,931
MFS/Sun Life - Blended Research Core Equity Series S Class	07	2004	11.3569	12.3912	0
MFS/Sun Life - Blended Research Core Equity Series S Class	07	2003	10.0000	11.3569	0

MFS/Sun Life - Blended Research Core Equity Series S Class	08	2007	14.2427	14.6672	10,987
MFS/Sun Life - Blended Research Core Equity Series S Class	08	2006	12.9285	14.2427	11,377
MFS/Sun Life - Blended Research Core Equity Series S Class	08	2005	12.3496	12.9285	11,462
MFS/Sun Life - Blended Research Core Equity Series S Class	08	2004	11.3421	12.3496	0
MFS/Sun Life - Blended Research Core Equity Series S Class	08	2003	10.0000	11.3421	0

Mutual Shares Securities Fund	01	2007	17.2983	17.5943	539,111
Mutual Shares Securities Fund	01	2006	14.8644	17.2983	132,946
Mutual Shares Securities Fund	01	2005	13.6771	14.8644	56,014
Mutual Shares Securities Fund	01	2004	12.3537	13.6771	31,400
Mutual Shares Securities Fund	01	2003	10.0419	12.3537	9,127
Mutual Shares Securities Fund	01	2002	10.0000	10.0419	0

Mutual Shares Securities Fund	02	2007	17.1513	17.4091	411,665
Mutual Shares Securities Fund	02	2006	14.7681	17.1513	211,769
Mutual Shares Securities Fund	02	2005	13.6161	14.7681	76,742
Mutual Shares Securities Fund	02	2004	12.3237	13.6161	42,276
Mutual Shares Securities Fund	02	2003	10.0379	12.3237	11,092
Mutual Shares Securities Fund	02	2002	10.0000	10.0379	0

Mutual Shares Securities Fund	03	2007	17.1146	17.3630	7,221
Mutual Shares Securities Fund	03	2006	14.7440	17.1146	7,377
Mutual Shares Securities Fund	03	2005	13.6008	14.7440	2,552
Mutual Shares Securities Fund	03	2004	12.3162	13.6008	2,691
Mutual Shares Securities Fund	03	2003	10.0369	12.3162	0
Mutual Shares Securities Fund	03	2002	10.0000	10.0369	0

Mutual Shares Securities Fund	04	2007	17.0051	17.2252	156,256
Mutual Shares Securities Fund	04	2006	14.6720	17.0051	124,667
Mutual Shares Securities Fund	04	2005	13.5551	14.6720	88,049
Mutual Shares Securities Fund	04	2004	12.2937	13.5551	21,461
Mutual Shares Securities Fund	04	2003	10.0339	12.2937	24,871
Mutual Shares Securities Fund	04	2002	10.0000	10.0339	0

Mutual Shares Securities Fund	05	2007	16.9690	17.1799	1,548
Mutual Shares Securities Fund	05	2006	14.6482	16.9690	1,504
Mutual Shares Securities Fund	05	2005	13.5400	14.6482	0
Mutual Shares Securities Fund	05	2004	12.2862	13.5400	0
Mutual Shares Securities Fund	05	2003	10.0329	12.2862	0
Mutual Shares Securities Fund	05	2002	10.0000	10.0329	0

Mutual Shares Securities Fund	06	2007	16.8600	17.0432	24,686
Mutual Shares Securities Fund	06	2006	14.5765	16.8600	24,734
Mutual Shares Securities Fund	06	2005	13.4944	14.5765	17,849
Mutual Shares Securities Fund	06	2004	12.2637	13.4944	7,920
Mutual Shares Securities Fund	06	2003	10.0299	12.2637	1,541
Mutual Shares Securities Fund	06	2002	10.0000	10.0299	0

Mutual Shares Securities Fund	07	2007	16.0649	16.2311	911
Mutual Shares Securities Fund	07	2006	13.8961	16.0649	905
Mutual Shares Securities Fund	07	2005	12.8711	13.8961	0
Mutual Shares Securities Fund	07	2004	11.7032	12.8711	0
Mutual Shares Securities Fund	07	2003	10.0000	11.7032	0

Mutual Shares Securities Fund	08	2007	15.9456	16.0773	0
Mutual Shares Securities Fund	08	2006	13.8212	15.9456	0
Mutual Shares Securities Fund	08	2005	12.8278	13.8212	0
Mutual Shares Securities Fund	08	2004	11.6879	12.8278	0
Mutual Shares Securities Fund	08	2003	10.0000	11.6879	0

Oppenheimer Balanced/VA Svc	01	2007	10.0000	10.2794	20,203

Oppenheimer Balanced/VA Svc	02	2007	10.0000	10.2621	4,845

Oppenheimer Balanced/VA Svc	03	2007	10.0000	10.2578	1,320

Oppenheimer Balanced/VA Svc	04	2007	10.0000	10.2448	987

Oppenheimer Balanced/VA Svc	05	2007	10.0000	10.2405	0

Oppenheimer Balanced/VA Svc	06	2007	10.0000	10.2276	0

Oppenheimer Balanced/VA Svc	07	2007	10.0000	10.2233	0

Oppenheimer Balanced/VA Svc	08	2007	10.0000	10.2060	0

Oppenheimer Capital Appreciation Fund/VA	01	2007	14.3557	16.0659	117,674
Oppenheimer Capital Appreciation Fund/VA	01	2006	13.5615	14.3557	99,220
Oppenheimer Capital Appreciation Fund/VA	01	2005	13.1556	13.5615	80,208
Oppenheimer Capital Appreciation Fund/VA	01	2004	12.5532	13.1556	73,786
Oppenheimer Capital Appreciation Fund/VA	01	2003	9.7714	12.5532	47,146
Oppenheimer Capital Appreciation Fund/VA	01	2002	10.0000	9.7714	0

Oppenheimer Capital Appreciation Fund/VA	02	2007	14.2337	15.8968	175,769
Oppenheimer Capital Appreciation Fund/VA	02	2006	13.4736	14.2337	177,229
Oppenheimer Capital Appreciation Fund/VA	02	2005	13.0969	13.4736	109,190
Oppenheimer Capital Appreciation Fund/VA	02	2004	12.5228	13.0969	80,515
Oppenheimer Capital Appreciation Fund/VA	02	2003	9.7675	12.5228	70,166
Oppenheimer Capital Appreciation Fund/VA	02	2002	10.0000	9.7675	0

Oppenheimer Capital Appreciation Fund/VA	03	2007	14.2032	15.8546	11,518
Oppenheimer Capital Appreciation Fund/VA	03	2006	13.4516	14.2032	18,024
Oppenheimer Capital Appreciation Fund/VA	03	2005	13.0822	13.4516	11,640
Oppenheimer Capital Appreciation Fund/VA	03	2004	12.5151	13.0822	11,497
Oppenheimer Capital Appreciation Fund/VA	03	2003	9.7666	12.5151	1,382
Oppenheimer Capital Appreciation Fund/VA	03	2002	10.0000	9.7666	0

Oppenheimer Capital Appreciation Fund/VA	04	2007	14.1123	15.7288	162,200
Oppenheimer Capital Appreciation Fund/VA	04	2006	13.3859	14.1123	106,518
Oppenheimer Capital Appreciation Fund/VA	04	2005	13.0383	13.3859	92,001
Oppenheimer Capital Appreciation Fund/VA	04	2004	12.4922	13.0383	77,643
Oppenheimer Capital Appreciation Fund/VA	04	2003	9.7637	12.4922	81,784
Oppenheimer Capital Appreciation Fund/VA	04	2002	10.0000	9.7637	0

Oppenheimer Capital Appreciation Fund/VA	05	2007	14.0823	15.6874	1,683
Oppenheimer Capital Appreciation Fund/VA	05	2006	13.3643	14.0823	1,783
Oppenheimer Capital Appreciation Fund/VA	05	2005	13.0237	13.3643	0
Oppenheimer Capital Appreciation Fund/VA	05	2004	12.4847	13.0237	0
Oppenheimer Capital Appreciation Fund/VA	05	2003	9.7627	12.4847	0
Oppenheimer Capital Appreciation Fund/VA	05	2002	10.0000	9.7627	0

Oppenheimer Capital Appreciation Fund/VA	06	2007	13.9919	15.5627	15,651
Oppenheimer Capital Appreciation Fund/VA	06	2006	13.2989	13.9919	33,565
Oppenheimer Capital Appreciation Fund/VA	06	2005	12.9799	13.2989	21,606
Oppenheimer Capital Appreciation Fund/VA	06	2004	12.4618	12.9799	22,625
Oppenheimer Capital Appreciation Fund/VA	06	2003	9.7598	12.4618	20,570
Oppenheimer Capital Appreciation Fund/VA	06	2002	10.0000	9.7598	0

Oppenheimer Capital Appreciation Fund/VA	07	2007	13.2850	14.7689	30,831
Oppenheimer Capital Appreciation Fund/VA	07	2006	12.6334	13.2850	34,655
Oppenheimer Capital Appreciation Fund/VA	07	2005	12.3367	12.6334	37,274
Oppenheimer Capital Appreciation Fund/VA	07	2004	11.8504	12.3367	39,271
Oppenheimer Capital Appreciation Fund/VA	07	2003	10.0000	11.8504	32,835

Oppenheimer Capital Appreciation Fund/VA	08	2007	13.1864	14.6290	439
Oppenheimer Capital Appreciation Fund/VA	08	2006	12.5653	13.1864	820
Oppenheimer Capital Appreciation Fund/VA	08	2005	12.2953	12.5653	861
Oppenheimer Capital Appreciation Fund/VA	08	2004	11.8349	12.2953	891
Oppenheimer Capital Appreciation Fund/VA	08	2003	10.0000	11.8349	897

Oppenheimer Global Securities Fund	01	2007	15.8564	16.5332	172,946
Oppenheimer Global Securities Fund	01	2006	13.7435	15.8564	117,545
Oppenheimer Global Securities Fund	01	2005	12.2570	13.7435	40,273
Oppenheimer Global Securities Fund	01	2004	10.4893	12.2570	12,026
Oppenheimer Global Securities Fund	01	2003	10.0000	10.4893	0

Oppenheimer Global Securities Fund	02	2007	15.7579	16.3969	255,807
Oppenheimer Global Securities Fund	02	2006	13.6859	15.7579	243,025
Oppenheimer Global Securities Fund	02	2005	12.2305	13.6859	153,695
Oppenheimer Global Securities Fund	02	2004	10.4879	12.2305	62,946
Oppenheimer Global Securities Fund	02	2003	10.0000	10.4879	0

Oppenheimer Global Securities Fund	03	2007	15.7333	16.3629	3,472
Oppenheimer Global Securities Fund	03	2006	13.6715	15.7333	3,472
Oppenheimer Global Securities Fund	03	2005	12.2238	13.6715	888
Oppenheimer Global Securities Fund	03	2004	10.4876	12.2238	0
Oppenheimer Global Securities Fund	03	2003	10.0000	10.4876	0

Oppenheimer Global Securities Fund	04	2007	15.6597	16.2613	90,923
Oppenheimer Global Securities Fund	04	2006	13.6283	15.6597	72,500
Oppenheimer Global Securities Fund	04	2005	12.2039	13.6283	62,865
Oppenheimer Global Securities Fund	04	2004	10.4866	12.2039	17,836
Oppenheimer Global Securities Fund	04	2003	10.0000	10.4866	0

Oppenheimer Global Securities Fund	05	2007	15.6355	16.2278	0
Oppenheimer Global Securities Fund	05	2006	13.6141	15.6355	0
Oppenheimer Global Securities Fund	05	2005	12.1973	13.6141	0
Oppenheimer Global Securities Fund	05	2004	10.4863	12.1973	0
Oppenheimer Global Securities Fund	05	2003	10.0000	10.4863	0

Oppenheimer Global Securities Fund	06	2007	15.5621	16.1267	4,304
Oppenheimer Global Securities Fund	06	2006	13.5710	15.5621	6,146
Oppenheimer Global Securities Fund	06	2005	12.1773	13.5710	5,935
Oppenheimer Global Securities Fund	06	2004	10.4853	12.1773	1,973
Oppenheimer Global Securities Fund	06	2003	10.0000	10.4853	0

Oppenheimer Global Securities Fund	07	2007	15.5378	16.0933	0
Oppenheimer Global Securities Fund	07	2006	13.5567	15.5378	0
Oppenheimer Global Securities Fund	07	2005	12.1707	13.5567	0
Oppenheimer Global Securities Fund	07	2004	10.4849	12.1707	0
Oppenheimer Global Securities Fund	07	2003	10.0000	10.4849	0

Oppenheimer Global Securities Fund	08	2007	15.4406	15.9597	0
Oppenheimer Global Securities Fund	08	2006	13.4995	15.4406	0
Oppenheimer Global Securities Fund	08	2005	12.1442	13.4995	0
Oppenheimer Global Securities Fund	08	2004	10.4836	12.1442	0
Oppenheimer Global Securities Fund	08	2003	10.0000	10.4836	0

Oppenheimer Main St. Fund/VA	01	2007	14.9575	15.3123	3,496,938
Oppenheimer Main St. Fund/VA	01	2006	13.2587	14.9575	2,110,998
Oppenheimer Main St. Fund/VA	01	2005	12.7550	13.2587	1,243,319
Oppenheimer Main St. Fund/VA	01	2004	11.8889	12.7550	535,545
Oppenheimer Main St. Fund/VA	01	2003	9.5654	11.8889	3,409
Oppenheimer Main St. Fund/VA	01	2002	10.0000	9.5654	0

Oppenheimer Main St. Fund/VA	02	2007	14.8305	15.1511	3,518,644
Oppenheimer Main St. Fund/VA	02	2006	13.1728	14.8305	2,223,517
Oppenheimer Main St. Fund/VA	02	2005	12.6981	13.1728	1,091,948
Oppenheimer Main St. Fund/VA	02	2004	11.8600	12.6981	404,646
Oppenheimer Main St. Fund/VA	02	2003	9.5616	11.8600	33,032
Oppenheimer Main St. Fund/VA	02	2002	10.0000	9.5616	0

Oppenheimer Main St. Fund/VA	03	2007	14.7987	15.1109	192,297
Oppenheimer Main St. Fund/VA	03	2006	13.1513	14.7987	167,632
Oppenheimer Main St. Fund/VA	03	2005	12.6839	13.1513	133,140
Oppenheimer Main St. Fund/VA	03	2004	11.8528	12.6839	54,435
Oppenheimer Main St. Fund/VA	03	2003	9.5607	11.8528	534
Oppenheimer Main St. Fund/VA	03	2002	10.0000	9.5607	0

Oppenheimer Main St. Fund/VA	04	2007	14.7040	14.9911	1,609,535
Oppenheimer Main St. Fund/VA	04	2006	13.0871	14.7040	1,391,769
Oppenheimer Main St. Fund/VA	04	2005	12.6413	13.0871	1,004,271
Oppenheimer Main St. Fund/VA	04	2004	11.8311	12.6413	695,669
Oppenheimer Main St. Fund/VA	04	2003	9.5578	11.8311	24,793
Oppenheimer Main St. Fund/VA	04	2002	10.0000	9.5578	437

Oppenheimer Main St. Fund/VA	05	2007	14.6727	14.9516	20,499
Oppenheimer Main St. Fund/VA	05	2006	13.0659	14.6727	13,809
Oppenheimer Main St. Fund/VA	05	2005	12.6272	13.0659	7,393
Oppenheimer Main St. Fund/VA	05	2004	11.8240	12.6272	2,227
Oppenheimer Main St. Fund/VA	05	2003	9.5569	11.8240	0
Oppenheimer Main St. Fund/VA	05	2002	10.0000	9.5569	0

Oppenheimer Main St. Fund/VA	06	2007	14.5786	14.8327	158,786
Oppenheimer Main St. Fund/VA	06	2006	13.0019	14.5786	165,494
Oppenheimer Main St. Fund/VA	06	2005	12.5846	13.0019	169,762
Oppenheimer Main St. Fund/VA	06	2004	11.8023	12.5846	140,727
Oppenheimer Main St. Fund/VA	06	2003	9.5540	11.8023	2,371
Oppenheimer Main St. Fund/VA	06	2002	10.0000	9.5540	0

Oppenheimer Main St. Fund/VA	07	2007	14.3936	14.6370	177,584
Oppenheimer Main St. Fund/VA	07	2006	12.8435	14.3936	203,327
Oppenheimer Main St. Fund/VA	07	2005	12.4376	12.8435	188,077
Oppenheimer Main St. Fund/VA	07	2004	11.6704	12.4376	187,221
Oppenheimer Main St. Fund/VA	07	2003	10.0000	11.6704	0

Oppenheimer Main St. Fund/VA	08	2007	14.2866	14.4983	21,607
Oppenheimer Main St. Fund/VA	08	2006	12.7741	14.2866	22,236
Oppenheimer Main St. Fund/VA	08	2005	12.3958	12.7741	23,635
Oppenheimer Main St. Fund/VA	08	2004	11.6551	12.3958	25,120
Oppenheimer Main St. Fund/VA	08	2003	10.0000	11.6551	0

Oppenheimer Main St. Small Cap Fund/VA	01	2007	19.7857	19.1768	53,740
Oppenheimer Main St. Small Cap Fund/VA	01	2006	17.5538	19.7857	46,140
Oppenheimer Main St. Small Cap Fund/VA	01	2005	16.2753	17.5538	26,762
Oppenheimer Main St. Small Cap Fund/VA	01	2004	13.8928	16.2753	20,434
Oppenheimer Main St. Small Cap Fund/VA	01	2003	9.7979	13.8928	6,446
Oppenheimer Main St. Small Cap Fund/VA	01	2002	10.0000	9.7979	0

Oppenheimer Main St. Small Cap Fund/VA	02	2007	19.6176	18.9750	65,847
Oppenheimer Main St. Small Cap Fund/VA	02	2006	17.4401	19.6176	59,913
Oppenheimer Main St. Small Cap Fund/VA	02	2005	16.2027	17.4401	31,412
Oppenheimer Main St. Small Cap Fund/VA	02	2004	13.8591	16.2027	25,584
Oppenheimer Main St. Small Cap Fund/VA	02	2003	9.7940	13.8591	9,188
Oppenheimer Main St. Small Cap Fund/VA	02	2002	10.0000	9.7940	0

Oppenheimer Main St. Small Cap Fund/VA	03	2007	19.5757	18.9247	1,810
Oppenheimer Main St. Small Cap Fund/VA	03	2006	17.4117	19.5757	1,940
Oppenheimer Main St. Small Cap Fund/VA	03	2005	16.1845	17.4117	1,529
Oppenheimer Main St. Small Cap Fund/VA	03	2004	13.8507	16.1845	1,481
Oppenheimer Main St. Small Cap Fund/VA	03	2003	9.7930	13.8507	165
Oppenheimer Main St. Small Cap Fund/VA	03	2002	10.0000	9.7930	0

Oppenheimer Main St. Small Cap Fund/VA	04	2007	19.4503	18.7745	67,120
Oppenheimer Main St. Small Cap Fund/VA	04	2006	17.3267	19.4503	63,735
Oppenheimer Main St. Small Cap Fund/VA	04	2005	16.1302	17.3267	44,675
Oppenheimer Main St. Small Cap Fund/VA	04	2004	13.8253	16.1302	26,131
Oppenheimer Main St. Small Cap Fund/VA	04	2003	9.7901	13.8253	4,190
Oppenheimer Main St. Small Cap Fund/VA	04	2002	10.0000	9.7901	0

Oppenheimer Main St. Small Cap Fund/VA	05	2007	19.4091	18.7252	931
Oppenheimer Main St. Small Cap Fund/VA	05	2006	17.2987	19.4091	870
Oppenheimer Main St. Small Cap Fund/VA	05	2005	16.1122	17.2987	0
Oppenheimer Main St. Small Cap Fund/VA	05	2004	13.8170	16.1122	0
Oppenheimer Main St. Small Cap Fund/VA	05	2003	9.7891	13.8170	0
Oppenheimer Main St. Small Cap Fund/VA	05	2002	10.0000	9.7891	0

Oppenheimer Main St. Small Cap Fund/VA	06	2007	19.2845	18.5763	5,761
Oppenheimer Main St. Small Cap Fund/VA	06	2006	17.2140	19.2845	8,008
Oppenheimer Main St. Small Cap Fund/VA	06	2005	16.0580	17.2140	3,889
Oppenheimer Main St. Small Cap Fund/VA	06	2004	13.7917	16.0580	1,237
Oppenheimer Main St. Small Cap Fund/VA	06	2003	9.7862	13.7917	73
Oppenheimer Main St. Small Cap Fund/VA	06	2002	10.0000	9.7862	0

Oppenheimer Main St. Small Cap Fund/VA	07	2007	18.2626	17.5828	0
Oppenheimer Main St. Small Cap Fund/VA	07	2006	16.3101	18.2626	0
Oppenheimer Main St. Small Cap Fund/VA	07	2005	15.2225	16.3101	0
Oppenheimer Main St. Small Cap Fund/VA	07	2004	13.0809	15.2225	0
Oppenheimer Main St. Small Cap Fund/VA	07	2003	10.0000	13.0809	0

Oppenheimer Main St. Small Cap Fund/VA	08	2007	18.1270	17.4164	0
Oppenheimer Main St. Small Cap Fund/VA	08	2006	16.2222	18.1270	0
Oppenheimer Main St. Small Cap Fund/VA	08	2005	15.1715	16.2222	0
Oppenheimer Main St. Small Cap Fund/VA	08	2004	13.0638	15.1715	0
Oppenheimer Main St. Small Cap Fund/VA	08	2003	10.0000	13.0638	0

PIMCO Emerging Markets Bond Portfolio	01	2007	18.7018	19.4524	27,853
PIMCO Emerging Markets Bond Portfolio	01	2006	17.4093	18.7018	12,915
PIMCO Emerging Markets Bond Portfolio	01	2005	15.9857	17.4093	10,469
PIMCO Emerging Markets Bond Portfolio	01	2004	14.5045	15.9857	7,608
PIMCO Emerging Markets Bond Portfolio	01	2003	10.0000	14.5045	0

PIMCO Emerging Markets Bond Portfolio	02	2007	18.5428	19.2476	49,093
PIMCO Emerging Markets Bond Portfolio	02	2006	17.2965	18.5428	32,027
PIMCO Emerging Markets Bond Portfolio	02	2005	15.9143	17.2965	14,807
PIMCO Emerging Markets Bond Portfolio	02	2004	14.4693	15.9143	8,183
PIMCO Emerging Markets Bond Portfolio	02	2003	10.0000	14.4693	0

PIMCO Emerging Markets Bond Portfolio	03	2007	18.5032	19.1966	0
PIMCO Emerging Markets Bond Portfolio	03	2006	17.2683	18.5032	0
PIMCO Emerging Markets Bond Portfolio	03	2005	15.8965	17.2683	0
PIMCO Emerging Markets Bond Portfolio	03	2004	14.4605	15.8965	0
PIMCO Emerging Markets Bond Portfolio	03	2003	10.0000	14.4605	0

PIMCO Emerging Markets Bond Portfolio	04	2007	18.3847	19.0443	39,224
PIMCO Emerging Markets Bond Portfolio	04	2006	17.1840	18.3847	38,046
PIMCO Emerging Markets Bond Portfolio	04	2005	15.8431	17.1840	21,393
PIMCO Emerging Markets Bond Portfolio	04	2004	14.4340	15.8431	11,548
PIMCO Emerging Markets Bond Portfolio	04	2003	10.0000	14.4340	0

PIMCO Emerging Markets Bond Portfolio	05	2007	18.3456	18.9942	0
PIMCO Emerging Markets Bond Portfolio	05	2006	17.1561	18.3456	0
PIMCO Emerging Markets Bond Portfolio	05	2005	15.8254	17.1561	0
PIMCO Emerging Markets Bond Portfolio	05	2004	14.4253	15.8254	0
PIMCO Emerging Markets Bond Portfolio	05	2003	10.0000	14.4253	0

PIMCO Emerging Markets Bond Portfolio	06	2007	18.2279	18.8431	0
PIMCO Emerging Markets Bond Portfolio	06	2006	17.0722	18.2279	0
PIMCO Emerging Markets Bond Portfolio	06	2005	15.7721	17.0722	0
PIMCO Emerging Markets Bond Portfolio	06	2004	14.3989	15.7721	0
PIMCO Emerging Markets Bond Portfolio	06	2003	10.0000	14.3989	0

PIMCO Emerging Markets Bond Portfolio	07	2007	13.4226	13.8685	0
PIMCO Emerging Markets Bond Portfolio	07	2006	12.5780	13.4226	0
PIMCO Emerging Markets Bond Portfolio	07	2005	11.6261	12.5780	0
PIMCO Emerging Markets Bond Portfolio	07	2004	10.6192	11.6261	0
PIMCO Emerging Markets Bond Portfolio	07	2003	10.0000	10.6192	0

PIMCO Emerging Markets Bond Portfolio	08	2007	13.3229	13.7371	0
PIMCO Emerging Markets Bond Portfolio	08	2006	12.5101	13.3229	0
PIMCO Emerging Markets Bond Portfolio	08	2005	11.5870	12.5101	0
PIMCO Emerging Markets Bond Portfolio	08	2004	10.6053	11.5870	0
PIMCO Emerging Markets Bond Portfolio	08	2003	10.0000	10.6053	0

PIMCO Low Duration Portfolio	01	2007	10.1687	10.7321	6,765,448
PIMCO Low Duration Portfolio	01	2006	9.9483	10.1687	3,126,276
PIMCO Low Duration Portfolio	01	2005	10.0184	9.9483	1,671,858
PIMCO Low Duration Portfolio	01	2004	10.0070	10.0184	720,598
PIMCO Low Duration Portfolio	01	2003	10.0000	10.0070	0

PIMCO Low Duration Portfolio	02	2007	10.1055	10.6436	6,222,474
PIMCO Low Duration Portfolio	02	2006	9.9066	10.1055	3,274,087
PIMCO Low Duration Portfolio	02	2005	9.9967	9.9066	1,496,450
PIMCO Low Duration Portfolio	02	2004	10.0057	9.9967	711,102
PIMCO Low Duration Portfolio	02	2003	10.0000	10.0057	0

PIMCO Low Duration Portfolio	03	2007	10.0897	10.6216	304,054
PIMCO Low Duration Portfolio	03	2006	9.8962	10.0897	216,634
PIMCO Low Duration Portfolio	03	2005	9.9912	9.8962	167,446
PIMCO Low Duration Portfolio	03	2004	10.0054	9.9912	69,691
PIMCO Low Duration Portfolio	03	2003	10.0000	10.0054	0

PIMCO Low Duration Portfolio	04	2007	10.0425	10.5555	2,465,070
PIMCO Low Duration Portfolio	04	2006	9.8649	10.0425	1,951,313
PIMCO Low Duration Portfolio	04	2005	9.9749	9.8649	1,352,680
PIMCO Low Duration Portfolio	04	2004	10.0044	9.9749	923,269
PIMCO Low Duration Portfolio	04	2003	10.0000	10.0044	0

PIMCO Low Duration Portfolio	05	2007	10.0269	10.5338	31,080
PIMCO Low Duration Portfolio	05	2006	9.8546	10.0269	16,321
PIMCO Low Duration Portfolio	05	2005	9.9695	9.8546	6,089
PIMCO Low Duration Portfolio	05	2004	10.0041	9.9695	1,670
PIMCO Low Duration Portfolio	05	2003	10.0000	10.0041	0

PIMCO Low Duration Portfolio	06	2007	9.9799	10.4682	291,510
PIMCO Low Duration Portfolio	06	2006	9.8234	9.9799	311,516
PIMCO Low Duration Portfolio	06	2005	9.9532	9.8234	319,435
PIMCO Low Duration Portfolio	06	2004	10.0031	9.9532	280,098
PIMCO Low Duration Portfolio	06	2003	10.0000	10.0031	0

PIMCO Low Duration Portfolio	07	2007	9.9643	10.4465	284,636
PIMCO Low Duration Portfolio	07	2006	9.8131	9.9643	323,798
PIMCO Low Duration Portfolio	07	2005	9.9478	9.8131	272,922
PIMCO Low Duration Portfolio	07	2004	10.0028	9.9478	261,758
PIMCO Low Duration Portfolio	07	2003	10.0000	10.0028	0

PIMCO Low Duration Portfolio	08	2007	9.9019	10.3597	40,969
PIMCO Low Duration Portfolio	08	2006	9.7716	9.9019	43,438
PIMCO Low Duration Portfolio	08	2005	9.9260	9.7716	45,513
PIMCO Low Duration Portfolio	08	2004	10.0015	9.9260	47,314
PIMCO Low Duration Portfolio	08	2003	10.0000	10.0015	0

PIMCO Real Return Portfolio	01	2007	11.9027	12.9474	290,056
PIMCO Real Return Portfolio	01	2006	12.0220	11.9027	132,639
PIMCO Real Return Portfolio	01	2005	11.9780	12.0220	118,235
PIMCO Real Return Portfolio	01	2004	11.1878	11.9780	76,432
PIMCO Real Return Portfolio	01	2003	10.4555	11.1878	31,163
PIMCO Real Return Portfolio	01	2002	10.0000	10.4555	0

PIMCO Real Return Portfolio	02	2007	11.8015	12.8111	259,677
PIMCO Real Return Portfolio	02	2006	11.9440	11.8015	190,433
PIMCO Real Return Portfolio	02	2005	11.9245	11.9440	120,425
PIMCO Real Return Portfolio	02	2004	11.1606	11.9245	90,561
PIMCO Real Return Portfolio	02	2003	10.4514	11.1606	69,683
PIMCO Real Return Portfolio	02	2002	10.0000	10.4514	0

PIMCO Real Return Portfolio	03	2007	11.7762	12.7771	2,787
PIMCO Real Return Portfolio	03	2006	11.9245	11.7762	2,989
PIMCO Real Return Portfolio	03	2005	11.9111	11.9245	3,286
PIMCO Real Return Portfolio	03	2004	11.1538	11.9111	3,204
PIMCO Real Return Portfolio	03	2003	10.4503	11.1538	1,193
PIMCO Real Return Portfolio	03	2002	10.0000	10.4503	0

PIMCO Real Return Portfolio	04	2007	11.7007	12.6757	140,564
PIMCO Real Return Portfolio	04	2006	11.8662	11.7007	104,579
PIMCO Real Return Portfolio	04	2005	11.8711	11.8662	83,259
PIMCO Real Return Portfolio	04	2004	11.1334	11.8711	32,154
PIMCO Real Return Portfolio	04	2003	10.4472	11.1334	33,603
PIMCO Real Return Portfolio	04	2002	10.0000	10.4472	0

PIMCO Real Return Portfolio	05	2007	11.6759	12.6423	1,419
PIMCO Real Return Portfolio	05	2006	11.8470	11.6759	1,440
PIMCO Real Return Portfolio	05	2005	11.8578	11.8470	0
PIMCO Real Return Portfolio	05	2004	11.1267	11.8578	0
PIMCO Real Return Portfolio	05	2003	10.4462	11.1267	0
PIMCO Real Return Portfolio	05	2002	10.0000	10.4462	0

PIMCO Real Return Portfolio	06	2007	11.6009	12.5418	14,461
PIMCO Real Return Portfolio	06	2006	11.7890	11.6009	23,357
PIMCO Real Return Portfolio	06	2005	11.8179	11.7890	24,582
PIMCO Real Return Portfolio	06	2004	11.1063	11.8179	9,331
PIMCO Real Return Portfolio	06	2003	10.4431	11.1063	3,362
PIMCO Real Return Portfolio	06	2002	10.0000	10.4431	0

PIMCO Real Return Portfolio	07	2007	10.6003	11.4540	1,045
PIMCO Real Return Portfolio	07	2006	10.7776	10.6003	1,084
PIMCO Real Return Portfolio	07	2005	10.8095	10.7776	0
PIMCO Real Return Portfolio	07	2004	10.1638	10.8095	0
PIMCO Real Return Portfolio	07	2003	10.0000	10.1638	0

PIMCO Real Return Portfolio	08	2007	10.5215	11.3455	0
PIMCO Real Return Portfolio	08	2006	10.7194	10.5215	0
PIMCO Real Return Portfolio	08	2005	10.7732	10.7194	0
PIMCO Real Return Portfolio	08	2004	10.1505	10.7732	0
PIMCO Real Return Portfolio	08	2003	10.0000	10.1505	0

PIMCO Total Return Portfolio	01	2007	11.4062	12.1936	1,743,208
PIMCO Total Return Portfolio	01	2006	11.1725	11.4062	214,778
PIMCO Total Return Portfolio	01	2005	11.0930	11.1725	144,721
PIMCO Total Return Portfolio	01	2004	10.7591	11.0930	141,197
PIMCO Total Return Portfolio	01	2003	10.4195	10.7591	70,937
PIMCO Total Return Portfolio	01	2002	10.0000	10.4195	0

PIMCO Total Return Portfolio	02	2007	11.3092	12.0652	1,568,764
PIMCO Total Return Portfolio	02	2006	11.1001	11.3092	371,233
PIMCO Total Return Portfolio	02	2005	11.0435	11.1001	269,248
PIMCO Total Return Portfolio	02	2004	10.7329	11.0435	215,310
PIMCO Total Return Portfolio	02	2003	10.4154	10.7329	155,099
PIMCO Total Return Portfolio	02	2002	10.0000	10.4154	0

PIMCO Total Return Portfolio	03	2007	11.2850	12.0332	54,668
PIMCO Total Return Portfolio	03	2006	11.0820	11.2850	31,650
PIMCO Total Return Portfolio	03	2005	11.0311	11.0820	21,853
PIMCO Total Return Portfolio	03	2004	10.7264	11.0311	21,761
PIMCO Total Return Portfolio	03	2003	10.4143	10.7264	10,042
PIMCO Total Return Portfolio	03	2002	10.0000	10.4143	0

PIMCO Total Return Portfolio	04	2007	11.2127	11.9377	465,536
PIMCO Total Return Portfolio	04	2006	11.0278	11.2127	236,867
PIMCO Total Return Portfolio	04	2005	10.9940	11.0278	170,230
PIMCO Total Return Portfolio	04	2004	10.7068	10.9940	135,297
PIMCO Total Return Portfolio	04	2003	10.4112	10.7068	136,882
PIMCO Total Return Portfolio	04	2002	10.0000	10.4112	401

PIMCO Total Return Portfolio	05	2007	11.1889	11.9062	53,009
PIMCO Total Return Portfolio	05	2006	11.0100	11.1889	58,985
PIMCO Total Return Portfolio	05	2005	10.9818	11.0100	66,235
PIMCO Total Return Portfolio	05	2004	10.7003	10.9818	73,578
PIMCO Total Return Portfolio	05	2003	10.4102	10.7003	80,775
PIMCO Total Return Portfolio	05	2002	10.0000	10.4102	0

PIMCO Total Return Portfolio	06	2007	11.1170	11.8115	50,648
PIMCO Total Return Portfolio	06	2006	10.9560	11.1170	41,302
PIMCO Total Return Portfolio	06	2005	10.9447	10.9560	32,980
PIMCO Total Return Portfolio	06	2004	10.6807	10.9447	25,276
PIMCO Total Return Portfolio	06	2003	10.4071	10.6807	22,022
PIMCO Total Return Portfolio	06	2002	10.0000	10.4071	0

PIMCO Total Return Portfolio	07	2007	10.3575	10.9989	38,605
PIMCO Total Return Portfolio	07	2006	10.2128	10.3575	39,473
PIMCO Total Return Portfolio	07	2005	10.2074	10.2128	43,653
PIMCO Total Return Portfolio	07	2004	9.9662	10.2074	44,020
PIMCO Total Return Portfolio	07	2003	10.0000	9.9662	37,166

PIMCO Total Return Portfolio	08	2007	10.2806	10.8947	597
PIMCO Total Return Portfolio	08	2006	10.1576	10.2806	1,055
PIMCO Total Return Portfolio	08	2005	10.1731	10.1576	1,006
PIMCO Total Return Portfolio	08	2004	9.9532	10.1731	996
PIMCO Total Return Portfolio	08	2003	10.0000	9.9532	1,013

PIMCO VIT All Asset Portfolio	01	2007	10.5123	11.1932	26,201
PIMCO VIT All Asset Portfolio	01	2006	10.2176	10.5123	6,457
PIMCO VIT All Asset Portfolio	01	2005	10.0000	10.2176	1,500

PIMCO VIT All Asset Portfolio	02	2007	10.4875	11.1439	16,284
PIMCO VIT All Asset Portfolio	02	2006	10.2141	10.4875	9,630
PIMCO VIT All Asset Portfolio	02	2005	10.0000	10.2141	1,162

PIMCO VIT All Asset Portfolio	03	2007	10.4813	11.1315	0
PIMCO VIT All Asset Portfolio	03	2006	10.2133	10.4813	0
PIMCO VIT All Asset Portfolio	03	2005	10.0000	10.2133	0

PIMCO VIT All Asset Portfolio	04	2007	10.4626	11.0946	5,993
PIMCO VIT All Asset Portfolio	04	2006	10.2107	10.4626	754
PIMCO VIT All Asset Portfolio	04	2005	10.0000	10.2107	0

PIMCO VIT All Asset Portfolio	05	2007	10.4564	11.0824	0
PIMCO VIT All Asset Portfolio	05	2006	10.2099	10.4564	0
PIMCO VIT All Asset Portfolio	05	2005	10.0000	10.2099	0

PIMCO VIT All Asset Portfolio	06	2007	10.4378	11.0456	0
PIMCO VIT All Asset Portfolio	06	2006	10.2073	10.4378	0
PIMCO VIT All Asset Portfolio	06	2005	10.0000	10.2073	0

PIMCO VIT All Asset Portfolio	07	2007	10.4316	11.0334	0
PIMCO VIT All Asset Portfolio	07	2006	10.2064	10.4316	0
PIMCO VIT All Asset Portfolio	07	2005	10.0000	10.2064	0

PIMCO VIT All Asset Portfolio	08	2007	10.4068	10.9844	0
PIMCO VIT All Asset Portfolio	08	2006	10.2030	10.4068	0
PIMCO VIT All Asset Portfolio	08	2005	10.0000	10.2030	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2007	9.8077	11.8804	56,150
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2006	10.2959	9.8077	11,950
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2005	10.0000	10.2959	2,353

PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2007	9.7845	11.8281	91,163
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2006	10.2924	9.7845	36,714
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2005	10.0000	10.2924	2,590

PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2007	9.7787	11.8150	2,669
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2006	10.2916	9.7787	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2005	10.0000	10.2916	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2007	9.7612	11.7758	25,670
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2006	10.2890	9.7612	8,247
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2005	10.0000	10.2890	8,555

PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2007	9.7555	11.7628	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2006	10.2881	9.7555	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2005	10.0000	10.2881	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2007	9.7381	11.7237	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2006	10.2855	9.7381	2,476
PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2005	10.0000	10.2855	2,212

PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2007	9.7323	11.7107	1,470
PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2006	10.2847	9.7323	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2005	10.0000	10.2847	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2007	9.7091	11.6588	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2006	10.2812	9.7091	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2005	10.0000	10.2812	0

SC Davis Venture Value S Class	01	2007	10.0000	10.5668	386,454

SC Davis Venture Value S Class	02	2007	10.0000	10.5491	172,462

SC Davis Venture Value S Class	03	2007	10.0000	10.5446	0

SC Davis Venture Value S Class	04	2007	10.0000	10.5313	45,676

SC Davis Venture Value S Class	05	2007	10.0000	10.5269	0

SC Davis Venture Value S Class	06	2007	10.0000	10.5136	0

SC Davis Venture Value S Class	07	2007	10.0000	10.5091	0

SC Davis Venture Value S Class	08	2007	10.0000	10.4914	0

SC FI Large Cap Growth Fund	01	2007	9.8671	10.3562	5,805
SC FI Large Cap Growth Fund	01	2006	10.0000	9.8671	1,147

SC FI Large Cap Growth Fund	02	2007	9.8538	10.3210	38,329
SC FI Large Cap Growth Fund	02	2006	10.0000	9.8538	18,728

SC FI Large Cap Growth Fund	03	2007	9.8504	10.3122	0
SC FI Large Cap Growth Fund	03	2006	10.0000	9.8504	0

SC FI Large Cap Growth Fund	04	2007	9.8404	10.2859	3,114
SC FI Large Cap Growth Fund	04	2006	10.0000	9.8404	1,189

SC FI Large Cap Growth Fund	05	2007	9.8371	10.2772	0
SC FI Large Cap Growth Fund	05	2006	10.0000	9.8371	0

SC FI Large Cap Growth Fund	06	2007	9.8271	10.2509	0
SC FI Large Cap Growth Fund	06	2006	10.0000	9.8271	0

SC FI Large Cap Growth Fund	07	2007	9.8237	10.2421	0
SC FI Large Cap Growth Fund	07	2006	10.0000	9.8237	0

SC FI Large Cap Growth Fund	08	2007	9.8104	10.2071	0
SC FI Large Cap Growth Fund	08	2006	10.0000	9.8104	0

SC Oppenheimer Main Street Small Cap S Class	01	2007	10.0000	9.8081	1,035,471

SC Oppenheimer Main Street Small Cap S Class	02	2007	10.0000	9.7917	832,213

SC Oppenheimer Main Street Small Cap S Class	03	2007	10.0000	9.7875	10,653

SC Oppenheimer Main Street Small Cap S Class	04	2007	10.0000	9.7752	155,628

SC Oppenheimer Main Street Small Cap S Class	05	2007	10.0000	9.7711	0

SC Oppenheimer Main Street Small Cap S Class	06	2007	10.0000	9.7587	0

SC Oppenheimer Main Street Small Cap S Class	07	2007	10.0000	9.7546	541

SC Oppenheimer Main Street Small Cap S Class	08	2007	10.0000	9.7381	0

Sun Capital All Cap S Class	01	2007	12.7629	11.7834	33,024
Sun Capital All Cap S Class	01	2006	10.8394	12.7629	29,030
Sun Capital All Cap S Class	01	2005	11.1350	10.8394	3,190
Sun Capital All Cap S Class	01	2004	10.0000	11.1350	2,542
Sun Capital All Cap S Class	01	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	02	2007	12.6875	11.6899	68,493
Sun Capital All Cap S Class	02	2006	10.7973	12.6875	47,318
Sun Capital All Cap S Class	02	2005	11.1143	10.7973	16,739
Sun Capital All Cap S Class	02	2004	10.0000	11.1143	20,700
Sun Capital All Cap S Class	02	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	03	2007	12.6687	11.6665	363
Sun Capital All Cap S Class	03	2006	10.7868	12.6687	0
Sun Capital All Cap S Class	03	2005	11.1091	10.7868	0
Sun Capital All Cap S Class	03	2004	10.0000	11.1091	0
Sun Capital All Cap S Class	03	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	04	2007	12.6124	11.5968	64,949
Sun Capital All Cap S Class	04	2006	10.7552	12.6124	6,481
Sun Capital All Cap S Class	04	2005	11.0936	10.7552	4,917
Sun Capital All Cap S Class	04	2004	10.0000	11.0936	3,880
Sun Capital All Cap S Class	04	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	05	2007	12.5938	11.5738	0
Sun Capital All Cap S Class	05	2006	10.7448	12.5938	0
Sun Capital All Cap S Class	05	2005	11.0885	10.7448	0
Sun Capital All Cap S Class	05	2004	10.0000	11.0885	0
Sun Capital All Cap S Class	05	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	06	2007	12.5377	11.5044	1,709
Sun Capital All Cap S Class	06	2006	10.7133	12.5377	11,742
Sun Capital All Cap S Class	06	2005	11.0729	10.7133	1,697
Sun Capital All Cap S Class	06	2004	10.0000	11.0729	1,571
Sun Capital All Cap S Class	06	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	07	2007	12.5191	11.4814	0
Sun Capital All Cap S Class	07	2006	10.7029	12.5191	0
Sun Capital All Cap S Class	07	2005	11.0678	10.7029	0
Sun Capital All Cap S Class	07	2004	10.0000	11.0678	0
Sun Capital All Cap S Class	07	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	08	2007	12.4446	11.3896	0
Sun Capital All Cap S Class	08	2006	10.6610	12.4446	0
Sun Capital All Cap S Class	08	2005	11.0471	10.6610	0
Sun Capital All Cap S Class	08	2004	10.0000	11.0471	0
Sun Capital All Cap S Class	08	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	01	2007	10.6853	10.8715	170,344
Sun Capital Investment Grade Bond S Class	01	2006	10.3379	10.6853	32,716
Sun Capital Investment Grade Bond S Class	01	2005	10.3369	10.3379	10,519
Sun Capital Investment Grade Bond S Class	01	2004	10.0000	10.3369	3,080
Sun Capital Investment Grade Bond S Class	01	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	02	2007	10.6222	10.7852	189,518
Sun Capital Investment Grade Bond S Class	02	2006	10.2978	10.6222	41,107
Sun Capital Investment Grade Bond S Class	02	2005	10.3177	10.2978	24,919
Sun Capital Investment Grade Bond S Class	02	2004	10.0000	10.3177	580
Sun Capital Investment Grade Bond S Class	02	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	03	2007	10.6065	10.7637	8,406
Sun Capital Investment Grade Bond S Class	03	2006	10.2877	10.6065	0
Sun Capital Investment Grade Bond S Class	03	2005	10.3129	10.2877	0
Sun Capital Investment Grade Bond S Class	03	2004	10.0000	10.3129	0
Sun Capital Investment Grade Bond S Class	03	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	04	2007	10.5593	10.6993	106,557
Sun Capital Investment Grade Bond S Class	04	2006	10.2576	10.5593	28,100
Sun Capital Investment Grade Bond S Class	04	2005	10.2985	10.2576	7,773
Sun Capital Investment Grade Bond S Class	04	2004	10.0000	10.2985	0
Sun Capital Investment Grade Bond S Class	04	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	05	2007	10.5437	10.6781	1,679
Sun Capital Investment Grade Bond S Class	05	2006	10.2477	10.5437	1,615
Sun Capital Investment Grade Bond S Class	05	2005	10.2938	10.2477	0
Sun Capital Investment Grade Bond S Class	05	2004	10.0000	10.2938	0
Sun Capital Investment Grade Bond S Class	05	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	06	2007	10.4967	10.6141	17,230
Sun Capital Investment Grade Bond S Class	06	2006	10.2177	10.4967	8,222
Sun Capital Investment Grade Bond S Class	06	2005	10.2793	10.2177	7,368
Sun Capital Investment Grade Bond S Class	06	2004	10.0000	10.2793	317
Sun Capital Investment Grade Bond S Class	06	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	07	2007	10.4812	10.5929	832
Sun Capital Investment Grade Bond S Class	07	2006	10.2077	10.4812	0
Sun Capital Investment Grade Bond S Class	07	2005	10.2745	10.2077	0
Sun Capital Investment Grade Bond S Class	07	2004	10.0000	10.2745	0
Sun Capital Investment Grade Bond S Class	07	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	08	2007	10.4189	10.5082	0
Sun Capital Investment Grade Bond S Class	08	2006	10.1678	10.4189	0
Sun Capital Investment Grade Bond S Class	08	2005	10.2553	10.1678	0
Sun Capital Investment Grade Bond S Class	08	2004	10.0000	10.2553	0
Sun Capital Investment Grade Bond S Class	08	2003	10.0000	10.0000	0

Sun Capital Money Market S Class	01	2007	10.3168	10.6084	3,025
Sun Capital Money Market S Class	01	2006	10.0583	10.3168	2,982
Sun Capital Money Market S Class	01	2005	10.0000	10.0583	2,678

Sun Capital Money Market S Class	02	2007	10.2795	10.5485	0
Sun Capital Money Market S Class	02	2006	10.0423	10.2795	0
Sun Capital Money Market S Class	02	2005	10.0000	10.0423	0

Sun Capital Money Market S Class	03	2007	10.2702	10.5335	0
Sun Capital Money Market S Class	03	2006	10.0384	10.2702	0
Sun Capital Money Market S Class	03	2005	10.0000	10.0384	0

Sun Capital Money Market S Class	04	2007	10.2423	10.4887	0
Sun Capital Money Market S Class	04	2006	10.0264	10.2423	0
Sun Capital Money Market S Class	04	2005	10.0000	10.0264	0

Sun Capital Money Market S Class	05	2007	10.2331	10.4739	0
Sun Capital Money Market S Class	05	2006	10.0224	10.2331	0
Sun Capital Money Market S Class	05	2005	10.0000	10.0224	0

Sun Capital Money Market S Class	06	2007	10.2052	10.4293	0
Sun Capital Money Market S Class	06	2006	10.0105	10.2052	0
Sun Capital Money Market S Class	06	2005	10.0000	10.0105	0

Sun Capital Money Market S Class	07	2007	10.1960	10.4144	0
Sun Capital Money Market S Class	07	2006	10.0065	10.1960	0
Sun Capital Money Market S Class	07	2005	10.0000	10.0065	0

Sun Capital Money Market S Class	08	2007	10.1589	10.3552	0
Sun Capital Money Market S Class	08	2006	9.9905	10.1589	0
Sun Capital Money Market S Class	08	2005	10.0000	9.9905	0

Sun Capital Real Estate Fund	01	2007	27.3849	23.3818	19,037
Sun Capital Real Estate Fund	01	2006	20.0459	27.3849	21,842
Sun Capital Real Estate Fund	01	2005	18.5935	20.0459	25,902
Sun Capital Real Estate Fund	01	2004	14.1883	18.5935	30,762
Sun Capital Real Estate Fund	01	2003	10.6169	14.1883	26,346
Sun Capital Real Estate Fund	01	2002	10.0000	10.6169	0

Sun Capital Real Estate Fund	02	2007	27.1524	23.1358	20,883
Sun Capital Real Estate Fund	02	2006	19.9161	27.1524	20,946
Sun Capital Real Estate Fund	02	2005	18.5106	19.9161	27,495
Sun Capital Real Estate Fund	02	2004	14.1539	18.5106	27,722
Sun Capital Real Estate Fund	02	2003	10.6127	14.1539	22,447
Sun Capital Real Estate Fund	02	2002	10.0000	10.6127	0

Sun Capital Real Estate Fund	03	2007	27.0943	23.0745	4,805
Sun Capital Real Estate Fund	03	2006	19.8836	27.0943	6,956
Sun Capital Real Estate Fund	03	2005	18.4898	19.8836	7,174
Sun Capital Real Estate Fund	03	2004	14.1453	18.4898	7,570
Sun Capital Real Estate Fund	03	2003	10.6117	14.1453	4,221
Sun Capital Real Estate Fund	03	2002	10.0000	10.6117	0

Sun Capital Real Estate Fund	04	2007	26.9209	22.8914	20,835
Sun Capital Real Estate Fund	04	2006	19.7865	26.9209	40,200
Sun Capital Real Estate Fund	04	2005	18.4277	19.7865	25,265
Sun Capital Real Estate Fund	04	2004	14.1194	18.4277	33,591
Sun Capital Real Estate Fund	04	2003	10.6085	14.1194	36,462
Sun Capital Real Estate Fund	04	2002	10.0000	10.6085	0

Sun Capital Real Estate Fund	05	2007	26.8638	22.8312	0
Sun Capital Real Estate Fund	05	2006	19.7545	26.8638	0
Sun Capital Real Estate Fund	05	2005	18.4072	19.7545	0
Sun Capital Real Estate Fund	05	2004	14.1109	18.4072	0
Sun Capital Real Estate Fund	05	2003	10.6075	14.1109	0
Sun Capital Real Estate Fund	05	2002	10.0000	10.6075	0

Sun Capital Real Estate Fund	06	2007	26.6914	22.6497	4,998
Sun Capital Real Estate Fund	06	2006	19.6578	26.6914	3,709
Sun Capital Real Estate Fund	06	2005	18.3452	19.6578	6,759
Sun Capital Real Estate Fund	06	2004	14.0850	18.3452	7,903
Sun Capital Real Estate Fund	06	2003	10.6043	14.0850	8,212
Sun Capital Real Estate Fund	06	2002	10.0000	10.6043	0

Sun Capital Real Estate Fund	07	2007	22.9948	19.5027	12,911
Sun Capital Real Estate Fund	07	2006	16.9439	22.9948	11,310
Sun Capital Real Estate Fund	07	2005	15.8206	16.9439	15,079
Sun Capital Real Estate Fund	07	2004	12.1529	15.8206	16,102
Sun Capital Real Estate Fund	07	2003	10.0000	12.1529	15,984

Sun Capital Real Estate Fund	08	2007	22.8241	19.3181	164
Sun Capital Real Estate Fund	08	2006	16.8525	22.8241	239
Sun Capital Real Estate Fund	08	2005	15.7675	16.8525	325
Sun Capital Real Estate Fund	08	2004	12.1370	15.7675	362
Sun Capital Real Estate Fund	08	2003	10.0000	12.1370	433

Sun Capital Real Estate Fund S Class	01	2007	18.1956	15.4994	788,648
Sun Capital Real Estate Fund S Class	01	2006	13.3501	18.1956	357,240
Sun Capital Real Estate Fund S Class	01	2005	12.4174	13.3501	227,120
Sun Capital Real Estate Fund S Class	01	2004	10.0000	12.4174	109,185
Sun Capital Real Estate Fund S Class	01	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	02	2007	18.0883	15.3764	809,007
Sun Capital Real Estate Fund S Class	02	2006	13.2983	18.0883	387,609
Sun Capital Real Estate Fund S Class	02	2005	12.3943	13.2983	221,248
Sun Capital Real Estate Fund S Class	02	2004	10.0000	12.3943	87,879
Sun Capital Real Estate Fund S Class	02	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	03	2007	18.0614	15.3457	36,489
Sun Capital Real Estate Fund S Class	03	2006	13.2853	18.0614	26,290
Sun Capital Real Estate Fund S Class	03	2005	12.3885	13.2853	23,564
Sun Capital Real Estate Fund S Class	03	2004	10.0000	12.3885	9,428
Sun Capital Real Estate Fund S Class	03	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	04	2007	17.9812	15.2540	302,630
Sun Capital Real Estate Fund S Class	04	2006	13.2465	17.9812	196,095
Sun Capital Real Estate Fund S Class	04	2005	12.3712	13.2465	158,209
Sun Capital Real Estate Fund S Class	04	2004	10.0000	12.3712	103,691
Sun Capital Real Estate Fund S Class	04	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	05	2007	17.9547	15.2238	3,581
Sun Capital Real Estate Fund S Class	05	2006	13.2337	17.9547	2,492
Sun Capital Real Estate Fund S Class	05	2005	12.3655	13.2337	1,537
Sun Capital Real Estate Fund S Class	05	2004	10.0000	12.3655	426
Sun Capital Real Estate Fund S Class	05	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	06	2007	17.8748	15.1326	23,639
Sun Capital Real Estate Fund S Class	06	2006	13.1949	17.8748	21,247
Sun Capital Real Estate Fund S Class	06	2005	12.3482	13.1949	19,349
Sun Capital Real Estate Fund S Class	06	2004	10.0000	12.3482	14,150
Sun Capital Real Estate Fund S Class	06	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	07	2007	17.8482	15.1023	24,029
Sun Capital Real Estate Fund S Class	07	2006	13.1821	17.8482	23,742
Sun Capital Real Estate Fund S Class	07	2005	12.3424	13.1821	25,771
Sun Capital Real Estate Fund S Class	07	2004	10.0000	12.3424	29,131
Sun Capital Real Estate Fund S Class	07	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	08	2007	17.7422	14.9817	2,631
Sun Capital Real Estate Fund S Class	08	2006	13.1306	17.7422	2,196
Sun Capital Real Estate Fund S Class	08	2005	12.3194	13.1306	2,022
Sun Capital Real Estate Fund S Class	08	2004	10.0000	12.3194	2,195
Sun Capital Real Estate Fund S Class	08	2003	10.0000	10.0000	0

Templeton Developing Markets Securities Fund, Class 2	01	2007	14.1098	17.8610	453,540
Templeton Developing Markets Securities Fund, Class 2	01	2006	11.2055	14.1098	24,190
Templeton Developing Markets Securities Fund, Class 2	01	2005	10.0000	11.2055	0

Templeton Developing Markets Securities Fund, Class 2	02	2007	14.0765	17.7824	400,090
Templeton Developing Markets Securities Fund, Class 2	02	2006	11.2018	14.0765	62,739
Templeton Developing Markets Securities Fund, Class 2	02	2005	10.0000	11.2018	0

Templeton Developing Markets Securities Fund, Class 2	03	2007	14.0682	17.7627	5,054
Templeton Developing Markets Securities Fund, Class 2	03	2006	11.2009	14.0682	0
Templeton Developing Markets Securities Fund, Class 2	03	2005	10.0000	11.2009	0

Templeton Developing Markets Securities Fund, Class 2	04	2007	14.0432	17.7038	167,477
Templeton Developing Markets Securities Fund, Class 2	04	2006	11.1980	14.0432	26,554
Templeton Developing Markets Securities Fund, Class 2	04	2005	10.0000	11.1980	18,943

Templeton Developing Markets Securities Fund, Class 2	05	2007	14.0349	17.6843	0
Templeton Developing Markets Securities Fund, Class 2	05	2006	11.1971	14.0349	0
Templeton Developing Markets Securities Fund, Class 2	05	2005	10.0000	11.1971	0

Templeton Developing Markets Securities Fund, Class 2	06	2007	14.0099	17.6256	10,392
Templeton Developing Markets Securities Fund, Class 2	06	2006	11.1943	14.0099	3,260
Templeton Developing Markets Securities Fund, Class 2	06	2005	10.0000	11.1943	4,905

Templeton Developing Markets Securities Fund, Class 2	07	2007	14.0015	17.6061	942
Templeton Developing Markets Securities Fund, Class 2	07	2006	11.1933	14.0015	0
Templeton Developing Markets Securities Fund, Class 2	07	2005	10.0000	11.1933	0

Templeton Developing Markets Securities Fund, Class 2	08	2007	13.9682	17.5280	0
Templeton Developing Markets Securities Fund, Class 2	08	2006	11.1896	13.9682	0
Templeton Developing Markets Securities Fund, Class 2	08	2005	10.0000	11.1896	0

Templeton Foreign Securities Fund	01	2007	19.5344	22.1685	1,470,956
Templeton Foreign Securities Fund	01	2006	16.3622	19.5344	1,424,043
Templeton Foreign Securities Fund	01	2005	15.1080	16.3622	894,519
Templeton Foreign Securities Fund	01	2004	12.9672	15.1080	428,447
Templeton Foreign Securities Fund	01	2003	9.9773	12.9672	43,560
Templeton Foreign Securities Fund	01	2002	10.0000	9.9773	0

Templeton Foreign Securities Fund	02	2007	19.3684	21.9352	1,680,974
Templeton Foreign Securities Fund	02	2006	16.2562	19.3684	1,516,351
Templeton Foreign Securities Fund	02	2005	15.0406	16.2562	800,823
Templeton Foreign Securities Fund	02	2004	12.9358	15.0406	338,260
Templeton Foreign Securities Fund	02	2003	9.9733	12.9358	67,183
Templeton Foreign Securities Fund	02	2002	10.0000	9.9733	0

Templeton Foreign Securities Fund	03	2007	19.3270	21.8771	100,415
Templeton Foreign Securities Fund	03	2006	16.2297	19.3270	104,289
Templeton Foreign Securities Fund	03	2005	15.0238	16.2297	102,985
Templeton Foreign Securities Fund	03	2004	12.9279	15.0238	50,307
Templeton Foreign Securities Fund	03	2003	9.9723	12.9279	1,625
Templeton Foreign Securities Fund	03	2002	10.0000	9.9723	0

Templeton Foreign Securities Fund	04	2007	19.2032	21.7035	940,046
Templeton Foreign Securities Fund	04	2006	16.1504	19.2032	964,322
Templeton Foreign Securities Fund	04	2005	14.9733	16.1504	773,660
Templeton Foreign Securities Fund	04	2004	12.9042	14.9733	555,419
Templeton Foreign Securities Fund	04	2003	9.9694	12.9042	91,795
Templeton Foreign Securities Fund	04	2002	10.0000	9.9694	0

Templeton Foreign Securities Fund	05	2007	19.1625	21.6464	12,088
Templeton Foreign Securities Fund	05	2006	16.1243	19.1625	9,249
Templeton Foreign Securities Fund	05	2005	14.9566	16.1243	5,205
Templeton Foreign Securities Fund	05	2004	12.8964	14.9566	1,648
Templeton Foreign Securities Fund	05	2003	9.9684	12.8964	0
Templeton Foreign Securities Fund	05	2002	10.0000	9.9684	0

Templeton Foreign Securities Fund	06	2007	19.0395	21.4743	101,565
Templeton Foreign Securities Fund	06	2006	16.0454	19.0395	115,467
Templeton Foreign Securities Fund	06	2005	14.9062	16.0454	127,902
Templeton Foreign Securities Fund	06	2004	12.8728	14.9062	115,638
Templeton Foreign Securities Fund	06	2003	9.9654	12.8728	17,964
Templeton Foreign Securities Fund	06	2002	10.0000	9.9654	0

Templeton Foreign Securities Fund	07	2007	18.6953	21.0752	121,754
Templeton Foreign Securities Fund	07	2006	15.7633	18.6953	153,932
Templeton Foreign Securities Fund	07	2005	14.6516	15.7633	155,114
Templeton Foreign Securities Fund	07	2004	12.6594	14.6516	167,768
Templeton Foreign Securities Fund	07	2003	10.0000	12.6594	28,939

Templeton Foreign Securities Fund	08	2007	18.5565	20.8756	12,772
Templeton Foreign Securities Fund	08	2006	15.6783	18.5565	14,813
Templeton Foreign Securities Fund	08	2005	14.6024	15.6783	16,281
Templeton Foreign Securities Fund	08	2004	12.6429	14.6024	18,547
Templeton Foreign Securities Fund	08	2003	10.0000	12.6429	769

Templeton Growth Securities Fund Class 2	01	2007	19.0091	19.1228	165,158
Templeton Growth Securities Fund Class 2	01	2006	15.8748	19.0091	35,963
Templeton Growth Securities Fund Class 2	01	2005	14.8337	15.8748	14,184
Templeton Growth Securities Fund Class 2	01	2004	13.0064	14.8337	3,822
Templeton Growth Securities Fund Class 2	01	2003	10.0000	13.0064	0

Templeton Growth Securities Fund Class 2	02	2007	18.8476	18.9215	173,813
Templeton Growth Securities Fund Class 2	02	2006	15.7719	18.8476	127,664
Templeton Growth Securities Fund Class 2	02	2005	14.7675	15.7719	35,471
Templeton Growth Securities Fund Class 2	02	2004	12.9748	14.7675	30,718
Templeton Growth Securities Fund Class 2	02	2003	10.0000	12.9748	0

Templeton Growth Securities Fund Class 2	03	2007	18.8073	18.8713	3,219
Templeton Growth Securities Fund Class 2	03	2006	15.7462	18.8073	3,152
Templeton Growth Securities Fund Class 2	03	2005	14.7509	15.7462	971
Templeton Growth Securities Fund Class 2	03	2004	12.9669	14.7509	550
Templeton Growth Securities Fund Class 2	03	2003	10.0000	12.9669	0

Templeton Growth Securities Fund Class 2	04	2007	18.6869	18.7216	90,878
Templeton Growth Securities Fund Class 2	04	2006	15.6693	18.6869	59,354
Templeton Growth Securities Fund Class 2	04	2005	14.7014	15.6693	29,511
Templeton Growth Securities Fund Class 2	04	2004	12.9432	14.7014	18,481
Templeton Growth Securities Fund Class 2	04	2003	10.0000	12.9432	0

Templeton Growth Securities Fund Class 2	05	2007	18.6472	18.6724	0
Templeton Growth Securities Fund Class 2	05	2006	15.6439	18.6472	0
Templeton Growth Securities Fund Class 2	05	2005	14.6850	15.6439	0
Templeton Growth Securities Fund Class 2	05	2004	12.9354	14.6850	0
Templeton Growth Securities Fund Class 2	05	2003	10.0000	12.9354	0

Templeton Growth Securities Fund Class 2	06	2007	18.5275	18.5239	6,421
Templeton Growth Securities Fund Class 2	06	2006	15.5674	18.5275	4,004
Templeton Growth Securities Fund Class 2	06	2005	14.6356	15.5674	1,589
Templeton Growth Securities Fund Class 2	06	2004	12.9117	14.6356	1,589
Templeton Growth Securities Fund Class 2	06	2003	10.0000	12.9117	0

Templeton Growth Securities Fund Class 2	07	2007	17.8976	17.8849	3,143
Templeton Growth Securities Fund Class 2	07	2006	15.0457	17.8976	3,000
Templeton Growth Securities Fund Class 2	07	2005	14.1523	15.0457	0
Templeton Growth Securities Fund Class 2	07	2004	12.4918	14.1523	0
Templeton Growth Securities Fund Class 2	07	2003	10.0000	12.4918	0

Templeton Growth Securities Fund Class 2	08	2007	17.7647	17.7154	0
Templeton Growth Securities Fund Class 2	08	2006	14.9645	17.7647	0
Templeton Growth Securities Fund Class 2	08	2005	14.1048	14.9645	0
Templeton Growth Securities Fund Class 2	08	2004	12.4754	14.1048	0
Templeton Growth Securities Fund Class 2	08	2003	10.0000	12.4754	0

Van Kampen LIT Comstock II	01	2007	10.0000	9.8718	101,652

Van Kampen LIT Comstock II	02	2007	10.0000	9.8552	105,927

Van Kampen LIT Comstock II	03	2007	10.0000	9.8511	0

Van Kampen LIT Comstock II	04	2007	10.0000	9.8386	27,588

Van Kampen LIT Comstock II	05	2007	10.0000	9.8345	0

Van Kampen LIT Comstock II	06	2007	10.0000	9.8220	0

Van Kampen LIT Comstock II	07	2007	10.0000	9.8179	0

Van Kampen LIT Comstock II	08	2007	10.0000	9.8013	0

Wanger Select, Variable Series	01	2007	13.5487	14.5681	1,328
Wanger Select, Variable Series	01	2006	11.5139	13.5487	1,381
Wanger Select, Variable Series	01	2005	10.0000	11.5139	1,534

Wanger Select, Variable Series	02	2007	13.4999	14.4859	0
Wanger Select, Variable Series	02	2006	11.4957	13.4999	0
Wanger Select, Variable Series	02	2005	10.0000	11.4957	0

Wanger Select, Variable Series	03	2007	13.4876	14.4653	0
Wanger Select, Variable Series	03	2006	11.4911	13.4876	0
Wanger Select, Variable Series	03	2005	10.0000	11.4911	0

Wanger Select, Variable Series	04	2007	13.4510	14.4038	0
Wanger Select, Variable Series	04	2006	11.4774	13.4510	0
Wanger Select, Variable Series	04	2005	10.0000	11.4774	0

Wanger Select, Variable Series	05	2007	13.4389	14.3835	0
Wanger Select, Variable Series	05	2006	11.4729	13.4389	0
Wanger Select, Variable Series	05	2005	10.0000	11.4729	0

Wanger Select, Variable Series	06	2007	13.4023	14.3222	0
Wanger Select, Variable Series	06	2006	11.4592	13.4023	0
Wanger Select, Variable Series	06	2005	10.0000	11.4592	0

Wanger Select, Variable Series	07	2007	13.3902	14.3019	0
Wanger Select, Variable Series	07	2006	11.4547	13.3902	0
Wanger Select, Variable Series	07	2005	10.0000	11.4547	0

Wanger Select, Variable Series	08	2007	13.3415	14.2206	0
Wanger Select, Variable Series	08	2006	11.4364	13.3415	0
Wanger Select, Variable Series	08	2005	10.0000	11.4364	0

Wanger US Smaller Companies, Variable Series	01	2007	11.7350	12.1560	0
Wanger US Smaller Companies, Variable Series	01	2006	11.0662	11.7350	0
Wanger US Smaller Companies, Variable Series	01	2005	10.0000	11.0662	0

Wanger US Smaller Companies, Variable Series	02	2007	11.6927	12.0874	0
Wanger US Smaller Companies, Variable Series	02	2006	11.0486	11.6927	0
Wanger US Smaller Companies, Variable Series	02	2005	10.0000	11.0486	0

Wanger US Smaller Companies, Variable Series	03	2007	11.6821	12.0702	0
Wanger US Smaller Companies, Variable Series	03	2006	11.0443	11.6821	0
Wanger US Smaller Companies, Variable Series	03	2005	10.0000	11.0443	0

Wanger US Smaller Companies, Variable Series	04	2007	11.6503	12.0189	0
Wanger US Smaller Companies, Variable Series	04	2006	11.0311	11.6503	0
Wanger US Smaller Companies, Variable Series	04	2005	10.0000	11.0311	0

Wanger US Smaller Companies, Variable Series	05	2007	11.6398	12.0019	0
Wanger US Smaller Companies, Variable Series	05	2006	11.0268	11.6398	0
Wanger US Smaller Companies, Variable Series	05	2005	10.0000	11.0268	0

Wanger US Smaller Companies, Variable Series	06	2007	11.6081	11.9507	0
Wanger US Smaller Companies, Variable Series	06	2006	11.0136	11.6081	0
Wanger US Smaller Companies, Variable Series	06	2005	10.0000	11.0136	0

Wanger US Smaller Companies, Variable Series	07	2007	11.5976	11.9338	0
Wanger US Smaller Companies, Variable Series	07	2006	11.0092	11.5976	0
Wanger US Smaller Companies, Variable Series	07	2005	10.0000	11.0092	0

Wanger US Smaller Companies, Variable Series	08	2007	11.5555	11.8659	0
Wanger US Smaller Companies, Variable Series	08	2006	10.9917	11.5555	0
Wanger US Smaller Companies, Variable Series	08	2005	10.0000	10.9917	0

PART B

OCTOBER 20, 2008

SUN LIFE FINANCIAL MASTERS® EXTRA

VARIABLE AND FIXED ANNUITY
STATEMENT OF ADDITIONAL INFORMATION
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

TABLE OF CONTENTS

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial Masters® Extra Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company" or "Sun Life (U.S.)") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the Prospectus dated October 20, 2008.  This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (888) 786-2435.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments, Inc.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S  ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59½, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15%distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

●	The assumed rate of earnings will be realistic.
●	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
●	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
●	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00006375 (the daily equivalent of the current maximum charge of 2.30% on an annual basis) gives a net investment factor of 1.00321136.  If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6113394 (14.5645672 x 1.00321136).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3845294 (12.3456789 x 1.00322814 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.70% on an annual basis) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3845294.  The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000).  The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.29 (70.1112 x 12.3845294).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company.  Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.”

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 27, 2008, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the adoption of the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account F that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 18, 2008, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF INCOME
(in thousands)
For the years ended December 31,

	2007	2006	2005

Revenues:
Premiums and annuity considerations	$110,616	$59,192	$51,982
Net investment income	1,098,592	1,206,081	1,112,529
Net derivative (loss) income	(193,124)	9,089	16,474
Net realized investment (losses) gains	(61,048)	(44,511)	16,925
Fee and other income	479,904	398,622	362,275
Subordinated notes early redemption premium	25,578	-	-

Total revenues	1,460,518	1,628,473	1,560,185

Benefits and expenses:
Interest credited	629,823	633,405	637,502
Interest expense	101,532	130,802	123,279
Policyowner benefits	229,485	156,970	187,013
Amortization of deferred acquisition costs and value of business acquired	189,121	399,182	243,821
Other operating expenses	283,815	231,434	196,543
Partnership capital securities early redemption payment	25,578	-	-

Total benefits and expenses	1,459,354	1,551,793	1,388,158

Income before income tax (benefit) expense, and minority interest	1,164	76,680	172,027

Income tax (benefit) expense:
Federal	(24,289)	(1,717)	40,091
State	431	105	(2)
Income tax (benefit) expense	(23,858)	(1,612)	40,089

Income before minority interest	25,022	78,292	131,938

Minority interest share of loss	-	-	(1,214)

Net income	$25,022	$78,292	$133,152

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2007	December 31, 2006
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $11,848,397 and $13,623,450 in 2007 and 2006, respectively); fair value option elected for $16,584 in 2007	$11,503,230	$13,637,973
Trading fixed maturities at fair value (amortized cost of $3,938,088 and $3,838,732 in 2007 and 2006, respectively)	3,867,011	3,856,053
Subordinated note from affiliate held-to-maturity (fair value of $630,751 in 2006)	-	600,000
Mortgage loans	2,318,341	2,273,176
Derivative instruments – receivable	609,261	653,854
Limited partnerships	164,464	193,728
Real estate	201,777	186,891
Policy loans	712,633	709,626
Other invested assets	568,676	950,226
Cash and cash equivalents	1,169,701	578,080
Total investments and cash	21,115,094	23,639,607

Accrued investment income	290,363	291,218
Deferred policy acquisition costs	1,603,397	1,234,206
Value of business and customer renewals acquired	51,806	47,744
Net deferred tax asset	15,945	3,597
Goodwill	708,829	701,451
Receivable for investments sold	3,482	33,241
Reinsurance receivable	2,709,249	1,817,999
Other assets	311,999	153,230
Separate account assets	24,996,603	21,060,255

Total assets	$51,806,767	$48,982,548

LIABILITIES

Contractholder deposit funds and other policy liabilities	$18,262,569	$19,428,625
Future contract and policy benefits	823,588	750,112
Payable for investments purchased	199,210	218,465
Accrued expenses and taxes	123,065	144,695
Debt payable to affiliates	1,945,000	1,325,000
Partnership capital securities	-	607,826
Reinsurance payable to affiliate	1,691,884	1,605,626
Derivative instruments – payable	446,640	160,504
Other liabilities	888,061	1,178,086
Separate account liabilities	24,996,603	21,060,255

Total liabilities	49,376,620	46,479,194

Commitments and contingencies – Note 20

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2007 and 2006	6,437	6,437
Additional paid-in capital	2,146,436	2,143,408
Accumulated other comprehensive (loss) income	(92,403)	14,030
Retained earnings	369,677	339,479

Total stockholder’s equity	2,430,147	2,503,354

Total liabilities and stockholder’s equity	$51,806,767	$48,982,548

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2007	2006	2005

Net income	$25,022	$78,292	$133,152

Other comprehensive loss:
Change in unrealized holding (losses) gains on available- for-sale securities, net of tax and policyholder amounts (1)	(119,775)	(46,229)	(79,814)
Change in pension and other postretirement plan adjustments, net of tax (2)	11,197	1,842	(1,842)
Reclassification adjustments of realized investment losses (gains) into net income (3)	2,145	40,673	(79,722)
Other comprehensive loss	(106,433)	(3,714)	(161,378)

Comprehensive (loss) income	$(81,411)	$74,578	$(28,226)

(1)	Net of tax benefit of $64.7 million, $25.5 million and $43.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.
(2)	Net of tax (expense) benefit of $(6.0) million, $(0.2) million and $1.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.
(3)	Net of tax (expense) benefit of $(1.2) million, $(21.9) million and $42.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2004	$6,437	$2,131,888	$180,638	$628,035	$2,946,998

Net income	-	-	-	133,152	133,152
Dividends	-	-	-	(200,000)	(200,000)
Tax benefit from stock options	-	6,992	-	-	6,992
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	6,437	2,138,880	19,260	561,187	2,725,764

Adjustment to initially apply FASB Statement No. 158, net of tax			(1,516)		(1,516)
Net income	-	-	-	78,292	78,292
Dividends	-	-	-	(300,000)	(300,000)
Tax benefit from stock options	-	4,528	-	-	4,528
Other comprehensive loss	-	-	(3,714)	-	(3,714)

Balance at December 31, 2006	6,437	2,143,408	14,030	339,479	2,503,354

Cumulative effect of accounting changes, net of tax				5,176	5,176
Net income	-	-	-	25,022	25,022
Tax benefit from stock options	-	3,028			3,028
Other comprehensive loss	-	-	(106,433)	-	(106,433)

Balance at December 31, 2007	$6,437	$2,146,436	$(92,403)	$369,677	$2,430,147

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2007	2006	2005

Cash Flows From Operating Activities:
Net income from operations	$25,022	$78,292	$133,152
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Minority interest share of loss	-	-	(1,214)
Net amortization of premiums on investments	40,668	58,752	71,357
Amortization of deferred acquisition costs and value of business and customer renewals acquired	189,121	399,182	243,821
Depreciation and amortization	7,460	4,608	3,985
Net losses (gains) on derivatives	131,503	(11,853)	(77,025)
Net realized losses (gains) on available-for-sale investments	61,048	44,511	(16,925)
Changes in fair value of trading investments	88,398	(15,235)	80,324
Net realized gains on trading investments	(4,655)	(373)	(11,162)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	(29,120)	(48,244)
Interest credited to contractholder deposits	629,823	633,405	637,502
Deferred federal income taxes	43,366	4,180	22,047
Changes in assets and liabilities:
Additions to deferred acquisition costs, value of business and customer renewals acquired	(379,941)	(262,895)	(261,917)
Accrued investment income	855	(29,711)	17,916
Net reinsurance receivable/payable	33,161	77,063	85,876
Future contract and policy benefits	66,550	(6,619)	25,123
Other, net	(134,356)	14,268	53,536
Purchases of trading fixed maturities, net of sales	(100,836)	(1,866,153)	(651,921)
Net cash provided by (used in) operating activities	674,160	(907,698)	306,231

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	4,252,780	5,872,190	5,685,008
Mortgage loans	355,146	248,264	117,438
Real estate	-	-	947
Net cash from disposition of subsidiary	-	-	17,040
Other invested assets	667,683	184,646	483,700
Redemption of subordinated note from affiliates	600,000	-	-
Purchases of:
Available-for-sale fixed maturities	(2,557,841)	(4,002,244)	(5,269,211)
Mortgage loans	(399,566)	(780,592)	(390,376)
Real estate	(19,439)	(20,619)	(6,648)
Other invested assets	(57,864)	(489,493)	(171,539)
Net change in other investments	(361,781)	399,514	(239,910)
Net change in policy loans	(3,007)	(7,857)	(5,464)
Net change in short-term investments	-	-	(4,576)
Early redemption premium	25,578	-	-

Net cash provided by investing activities	$2,501,689	$1,403,809	$216,409

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2007	2006	2005

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,924,784	$3,520,138	$2,720,141
Withdrawals from contractholder deposit funds	(4,533,405)	(3,690,351)	(3,404,468)
Repayments of debt	(980,000)	-	-
Debt proceeds	1,000,000	200,000	100,000
Dividends paid to stockholder	-	(300,000)	(150,600)
Early redemption payment	(25,578)	-	-
Other, net	29,971	4,528	6,992
Net cash used in financing activities	(2,584,228)	(265,685)	(727,935)

Net change in cash and cash equivalents	591,621	230,426	(205,295)

Cash and cash equivalents, beginning of year	578,080	347,654	552,949

Cash and cash equivalents, end of year	$1,169,701	$578,080	$347,654

Supplemental Cash Flow Information
Interest paid	$73,116	$130,686	$122,474
Income taxes paid	$43,287	$82,250	$16,857

Supplemental Schedule of non-cash investing and financing activities

Effective November 8, 2007, the Company’s subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC.  This agreement is described more fully in Note 1 and Note 8.  As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposits, future contract and policy benefits of $ 20.4 million, a funds withheld asset of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.

The Company declared and paid to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., cash dividends of $300.0 million in 2006.  In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, consisting of $150.6 million in cash and $49.4 million in notes. The Company did not pay any dividends to its direct parent in 2007.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity (“VIE”). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax-qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the "Parent").  The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2007, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Sun Life Vermont, a Vermont special purpose financial captive insurance company; Clarendon Insurance Agency, Inc., a registered broker-dealer; Sun Life of Canada (U.S.) SPE 97-I, Inc., organized for the purpose of engaging in activities incidental to securitizing mortgage loans; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC.

On October 31, 2007, the Company subscribed for $250,000 worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Effective November 8, 2007, Sun Life Vermont entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), an affiliate of the Company, under which the Sun Life Vermont has assumed the risks of certain individual universal life insurance (“UL”) policies issued, and to be issued, by SLOC.  This agreement is described more fully in Note 8.  A long-term financing arrangement has been established with a financial institution (the "Lender") that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, Sun Life Vermont issued a $1 billion variable principal, floating rate surplus note (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007-SUNAXXX LLC (“SUNAXXX”) affiliated with the Lender.  Pursuant to an agreement between the Lender and SLC – U.S. Ops Holdings, SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, has consolidated SUNAXXX in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (Revised December 2003)" (“FIN 46(R)”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (continued)

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”).  The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”).  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was cancelled effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.'s (“Genworth’s”) Employee Benefits Group business ("EBG").  Also effective May 31, 2007, SLNY entered into a series of agreements with Sun Life and Health Insurance Company (U.S.) (“SLHIC”), one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC to SLNY asset transfer”).  These agreements, in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control. SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

On September 6, 2006, the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the "CARS Trust"), whereby the Company is the sole beneficiary of the CARS Trust.  As of December 31, 2007, total assets and liabilities of the CARS Trust were $57.7 million and $7.9 million, respectively. As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46(R).  Accordingly, the assets and liabilities of the CARS Trust are included in the Company’s consolidated financial statements.  As of December 31, 2007, the Company recorded in its consolidated balance sheets $53.8 million of trading fixed maturities, $2.9 million of deferred tax, $1.0 million of accrued investment income and $7.9 million of liabilities relating to a total return swap.  As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $1.7 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity (“VIE”) and recognized a gain of $6.1 million.  The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

The Company had a greater than or equal to 20%, but less than 50%, interest in fourteen VIEs at December 31, 2007.  The Company is a creditor in seven trusts, three limited liability companies, two limited partnership and two special-purpose entities that were used to finance commercial mortgages, and franchise receivables and equipment used in utility generation.  The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $88.4 million and $30.1 million at December 31, 2007 and 2006, respectively.  The investments in these VIEs mature between March 2007 and September 2029.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FIN 46.  See Note 4 for additional information with respect to leveraged leases which is not included above.

All intercompany transactions have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations.  All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."  At the time of purchase, fixed maturity securities are classified based on the Company's intent as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturities are mortgage backed securities in the To Be Announced ("TBA") form.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  In the event that a more appropriate fair value is justified, the price received from a third-party pricing services is adjusted accordingly.  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if it anticipates the issuers will be unable to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other than temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $68.1 million, $6.3 million and 29.7, for the years ended December 31, 2007, 2006 and 2005, respectively, for other-than-temporary impairments.  Of the $68.1 million in realized losses for other-than-temporary impairments for the year ended December 31, 2007, $16.1 million was due to a change in the Company’s intent to hold the securities to recovery of fair value, up to amortized cost.  The remaining $52 million of realized losses were credit-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would not have materially increased for the year ended December 31, 2007 and 2006 if these holdings were performing.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses.  Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate, or on the loan's observable market price.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower's ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value.  Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts (“GICs”), and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.  DAC amortization is reviewed regularly and adjusted, as appropriate, retrospectively when the Company records actual profits and revises its estimate of future gross profits to be realized from this group of products, including realized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

DAC is also adjusted for amounts relating to unrealized investment gains and losses.  This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income. DAC was increased by $189.8 million and $6.9 million at December 31, 2007 and 2006, respectively, to reflect unrealized losses.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

Value of business acquired (“VOBA”) represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

VOBA is also adjusted for amounts relating to unrealized investment gains and losses.  This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income.  The Company’s VOBA was not adjusted for amounts relating to unrealized investment gains and losses for the year ended December 31, 2007.  VOBA was increased by $0.5 million at December 31, 2006 to account for unrealized investment losses.

The value of customer renewals acquired represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies and, as such, is not adjusted for amounts relating to unrealized investment gains and losses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s acquisitions of Keyport on November 1, 2001 and the allocation of goodwill to SLNY, based on a reinsurance agreement with SLHIC, effective May 31, 2007.  Goodwill obtained in connection with the purchase of Keyport is allocated to the Wealth Management Segment.  Goodwill obtained through the reinsurance agreement with SLHIC is allocated to the Group Segment in the Company’s subsidiary, SLNY.  In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2007 and concluded that these assets were not impaired.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization.  Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.  Intangible assets are also included in other assets.

Intangible assets, which are recorded in other assets, consist of state insurance licenses that are not subject to amortization, product rights that have a weighted-average useful life of 7 years, and the value of distribution, which was transferred to SLNY from SLHIC.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits.  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  From time to time the Company may recognize a loss on certain lines of business.  For the year ended December 31, 2007 additional reserves of $31.4 million were recorded as a reduction to income and additional reserves of $7.5 million were recorded as a component of other comprehensive loss.  Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL"), GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

For the years ended December 31, 2007, 2006 and 2005, the Company participated in a consolidated federal income tax return with SLC – U.S. Ops Holdings and other affiliates.  For the years ended December 31, 2006 and 2005, the Company’s subsidiaries INDY and SLNY filed stand-alone federal income tax returns.  INDY, SLNY and Sun Life Vermont, a new subsidiary, will be included as part of the consolidated federal income tax return for the year ended December 31, 2007.

Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, “Accounting for Income Taxes.”  These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for:  (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB"), guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In June 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109" ("FIN 48"), which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting increase in its January 1, 2007 balance of retained earnings.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets," an amendment to SFAS No. 140.  SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss, and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133.  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," and resolved issues addressed in SFAS No. 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets."  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The Company elected the fair value option for $16.6 million of available-for-sale securities during the year ended December 31, 2007.  The election did not have a material impact on the Company’s results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In September 2005, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial condition and results of operations.

Accounting Standards Not Yet Adopted

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits entities to choose to measure many financial instruments and certain other items at fair value (“FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years.

As of January 1, 2008, the Company has adopted the FV option for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007 such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that are in an unrealized loss position at December 31, 2007, which the Company will do through its current portfolio monitoring process.

The FV option adoption will result in a cumulative-effect adjustment to the opening balance of retained earnings, accumulated other comprehensive income, DAC, VOBA, deferred tax asset and certain other liabilities.  The Company is currently assessing the impact of the effects of this adoption.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS No. 157 changes the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company’s own credit standing in their valuation and changes to assumptions regarding policyholder lapses.  The Company is currently assessing the impact of SFAS No. 157 on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

SFAS No. 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS No. 141(R) on January 1, 2009, and has not yet determined the effect of SFAS No. 141(R) on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS No. 160 on January 1, 2009 and has not yet determined the effect of SFAS No. 160 on its consolidated financial statements.

In June 2007, the AICPA issued Statement of Position 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies” (“SOP 07-1”).  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by an entity that has not early adopted SOP 07-1.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have an impact on the Company’s consolidated financial condition or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was cancelled effective September 27, 2007.

On September 6, 2006 the Company entered into an agreement with the CARS Trust, whereby the Company is the sole beneficiary of the trust.  As of December 31, 2007 and 2006, total assets of the CARS Trust were $57.7 million and $56.6 million, respectively.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46.  Accordingly, the assets and liabilities of the CARS Trust are included in the Company’s consolidated financial statements.  As of December 31, 2007, the Company recorded in its consolidated balance sheets $53.8 million of trading fixed maturities, $2.9 million of deferred tax, $1.0 million of accrued investment income and $7.9 million of liabilities relating to a total return swap.  As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $1.7 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million.  The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of affiliated transactions for those affiliates that are not consolidated with the Company.

The Company and its subsidiaries have administrative services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $14.2 million, $9.4 million and $11.3 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $301.0 million, $212.4 million and $170.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. ("SLISC"), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $16.9 million, $10.7 million and $5.8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited ("SLISIL"), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $26.0 million, $19.6 million and $13.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $22.3 million, $22.6 million and $23.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative service agreement with SLHIC, whereby the Company provides personnel and certain services to SLHIC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $0.1 million for the year ended December 31, 2007.

The Company has an administrative service agreement with California Benefits Dental Plan (“CalBen”) whereby the Company provides personnel and certain services to CalBen, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $1.1 million for the year ended December 31, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative service agreement with Professional Insurance Company (“PIC”), whereby the Company provides personnel and certain services to PIC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $0.8 million for the year ended December 31, 2007.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term, which is then ending.  Rent received by the Company under the leases amounted to approximately $10.6 million for each of the years ended December 31, 2007, 2006 and 2005, respectively.  Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company is party to several reinsurance transactions with SLOC and other affiliates.

Effective May 31, 2007, Sun Life Financial completed its acquisition of EBG.  Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies, through which the New York-issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York.  These agreements, in accordance with SFAS No. 141 were treated as a transfer of net assets between entities under common control. SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

As part of the SLHIC to SLNY asset transfer, SLNY received certain intangible assets totaling $31.3 million.  These include the value of distribution, the value of business, and the value of customer renewals acquired.  The value of distribution acquired of $7.5 million is subject to amortization on a straight line basis over its projected economic life of 25 years.  The value of business acquired of $7.6 million is subject to amortization based up on expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  The value of customer renewals acquired of $16.2 million is subject to amortization based upon expected premium income over the projected life of the inforce business acquired, which is 20 years.  For the year ended December 31, 2007, the Company recorded $0.1 million, $5.9 million, and $1.9 million for amortization of the value of distribution, the value of business, and the value of customer renewals acquired, respectively.

In 2007, the Company recorded a tax benefit of $3.0 million through paid-in-capital for SLF stock options issued to employees of the Company.  In 2006, the Company recorded a tax benefit of $4.5 million through paid-in-capital for SLF stock options issued to employees of the Company.  In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005.  The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2006, the Company declared and paid $300.0 million in a cash dividend to the Parent.  In 2005, the Company declared and paid a $200.0 million dividend to the Parent, consisting of $150.6 million in cash and $49.4 million in notes.  The Company did not declare or pay a dividend to the Parent in 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $4.4 million, $7.3 million and $7.0 million relating to RSUs for the years ended December 31, 2007, 2006 and 2005, respectively.

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company ("Sun Life (Hungary) LLC").  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  At December 31, 2007 and 2006, the Company had $80.0 million and $460.0 million, respectively, in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $13.3 million, $26.5 million and $26.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.

At December 31, 2007 and 2006, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2007, 2006 and 2005.

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  The Partnership was cancelled effective September 27, 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  Related to these partnership capital securities, the Company incurred interest expense of $17.8 million, $51.2 million and $51.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The Company also earned, through the Partnership, $17.8 million, $51.2 million and $51.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company purchased a total of $140.0 million in promissory notes from Massachusetts Financial Services Company in 2004 and 2003.  Interest earned for the year ended December 31, 2005 was $4.2 million.  As of December 31, 2005, the Company sold and transferred these notes to other affiliates.  On December 31, 2005, the Company sold notes with a par value of $90.0 million to Sun Life (Hungary) LLC and recognized a loss of $3.3 million.  On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Parent as a dividend.  The Company recognized a loss of $0.6 million on the transfer of the notes to the Parent.

During the years ended December 31, 2007, 2006 and 2005, the Company paid $31.3 million, $24.3 million and $23.2 million, respectively, in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”).  The Company also has an agreement with SLFD and the Parent whereby the Parent provides expense reimbursements to the Company for administrative services provided by the Company to SLFD.  Related to this agreement, the Company received reimbursement of $0.6 million and $3.2 million for the years ended December 31, 2007 and 2006, respectively.  This agreement was terminated on March 2, 2007.  In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million for the year ended December 31, 2005.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company.  IFMG will continue to distribute the Company’s products.  For that period of time in 2007 during which it was still affiliated, the Company paid $22.6 million in commission fees to IFMG.  During the years ended December 31, 2006 and 2005, the Company paid $20.1 million and $25.1 million, respectively, in commission fees to IFMG.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with Sun Capital Advisers (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $1.9 million, $1.5 million and $2.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company paid $15.9 million, $14.9 million and $16.4 million for the years ended December 31, 2007, 2006 and 2005, respectively, in investment management services fees to SCA.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain inforce policies at December 31, 2007.  Future new business also will be reinsured under this agreement.  Under the agreement, SLNY ceded $63.1 million of policyholder balances, received a ceding commission of $54.2 million, recorded a funds withheld payable to SLOC of $71.6 million, and recorded a deferred gain of $45.7 million.

On October 31, 2007, the Company subscribed to $250,000 worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Sun Life Vermont is a Vermont-domiciled captive special purpose financial insurance company which, effective November 8, 2007, has entered into a reinsurance agreement with SLOC, the Company’s affiliate, under which the Sun Life Vermont assumed, and will assume, the risks of certain UL policies issued, and to be issued, by SLOC.  This agreement is described more fully in Note 8.  A long-term financing arrangement has been established with the Lender that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, on November 8, 2007, Sun Life Vermont issued a Surplus Note to a special-purpose entity, SUNAXXX, affiliated with the Lender.  Pursuant to an agreement between the Lender and SLC – U.S. Ops Holdings, SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, will consolidate SUNAXXX in accordance with FIN 46.  Sun Life Vermont has agreed to reimburse SLC – U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  For the year ended December 31, 2007, the amount of interest expense incurred by Sun Life Vermont was $8.6 million.

On September 12, 2006, the Company entered into a Terms Agreement (the "2006-B Terms Agreement") with its affiliates Sun Life Financial Global Funding III, L.P. (the "Issuer III"), Sun Life Financial Global Funding III, U.L.C. (the "ULC III") and Sun Life Financial Global Funding III, L.L.C. (the "LLC III"), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an "Initial Purchaser" and collectively, the "2006-B Initial Purchasers"), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 ("2006-B Notes").  On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the "2006-B Terms Agreements") with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes.  The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the "2006-B Secured Guarantee") dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006.  Total interest credited for the funding agreements was $51.6 million and $14.9 million for the years ended December 31, 2007 and 2006, respectively.

The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes.  In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006.  The Company expensed $5.8 million and $1.7 million for interest on this demand note for the years ended December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.  The net interest payable under this swap agreement was $0.2 million at December 31, 2007.

On May 17, 2006, the Company entered into a Terms Agreement (the "2006-A Terms Agreement") with its affiliates Sun Life Financial Global Funding II, L.P. (the "Issuer II"), Sun Life Financial Global Funding II, U.L.C. (the "ULC II") and Sun Life Financial Global Funding II, L.L.C. (the "LLC II"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the "2006-A Initial Purchasers"), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the "2006-A Notes").  The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the "2006-A Secured Guarantee"), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II.  The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes.  Total interest credited for the funding agreement was $50.8 million and $30.7 million for the years ended December 31, 2007 and 2006, respectively.

On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II.  The Company expensed $5.7 million and $3.4 million for interest on this demand note for the years ended December 31, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations.

On June 3, 2005, the Company entered into a Terms Agreement (the "2005 Terms Agreement") with its affiliates, Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup, Morgan Stanley, Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, the "2005 Initial Purchasers"), in connection with the offer and sale by the Issuer of $600 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes").

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second 2005 Terms Agreement") with the Issuer, the ULC and the LLC, and with Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300 million of Series 2005-1 Floating Rate Notes due 2010 (the "Second Tranche Notes").

The payment obligations of the Issuer under the First Tranche Notes and the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "2005 Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the 2005 Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC, one for $600 million issued on June 10, 2005 and one for $300 million issued on July 5, 2005.  The Company issued a total of $900 million funding agreements to the LLC in connection with the First Tranche Notes and Second Tranche Notes.  The Terms Agreement and the Second Terms Agreement incorporate by reference the provisions of a Purchase Agreement dated as of November 11, 2004 by and among the Issuer, the ULC, the LLC, the Company, and the 2005 Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2005 Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes and the Second Tranche Notes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Total interest credited for the funding agreements associated with the First Tranche Notes and Second Tranche Notes was $51.6 million, $49.5 million and $20.7 million for the years ended December 31, 2007, 2006 and 2005, respectively.

On June 10, 2005, the Company issued a $100 million floating rate demand note payable to the LLC.  The Company expensed $5.8 million, $5.5 million and $2.3 million for interest on the demand note for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900 million that effectively convert the floating rate payment obligations under the funding agreements to fixed rate obligations.

The following table lists the details of notes due to affiliates at December 31, 2007 (in 000’s):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007-SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,000,000	8,642
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	5,754
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	5,663
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	5,754
				$ 1,945,000	$ 72,964

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS – Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2007, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 827,129	$ 11,436	$ (71,706)	$ 766,859
Collateralized Mortgage Obligations	2,594,637	22,204	(185,362)	2,431,479
Mortgage Backed Securities	447,720	2,723	(2,244)	448,199
Foreign Government & Agency Securities	74,287	2,766	-	77,053
States & Political Subdivisions	493	6	-	499
U.S. Treasury & Agency Securities	284,811	11,462	(40)	296,233
Total non-corporate	4,229,077	50,597	(259,352)	4,020,322

Corporate securities:
Basic Industry	195,959	3,146	(3,424)	195,681
Capital Goods	424,393	8,143	(7,698)	424,838
Communications	811,426	18,403	(13,190)	816,639
Consumer Cyclical	845,981	6,415	(45,142)	807,254
Consumer Noncyclical	312,647	6,708	(2,438)	316,917
Energy	314,822	5,705	(3,292)	317,235
Finance	2,944,203	19,895	(152,604)	2,811,494
Industrial Other	272,493	6,225	(7,219)	271,499
Technology	77,817	786	(821)	77,782
Transportation	241,983	8,598	(5,061)	245,520
Utilities	1,177,596	32,001	(11,548)	1,198,049
Total Corporate	7,619,320	116,025	(252,437)	7,482,908

Total available-for-sale fixed maturities	$ 11,848,397	$ 166,622	$ (511,789)	$ 11,503,230

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 105,719	$ 287	$ (8,255)	$ 97,751
Collateralized Mortgage Obligations	276,753	2,584	(3,519)	275,818
Mortgage Backed Securities	3,304	2	(38)	3,268
Foreign Government & Agency Securities	39,589	1,182	-	40,771
U.S. Treasury & Agency Securities	94,813	713	-	95,526
Total non-corporate	520,178	4,768	(11,812)	513,134

Corporate securities:
Basic Industry	7,417	270	(40)	7,647
Capital Goods	71,894	590	(338)	72,146
Communications	683,714	10,849	(4,105)	690,458
Consumer Cyclical	248,206	1,932	(13,458)	236,680
Consumer Noncyclical	131,746	2,199	(464)	133,481
Energy	23,609	1,745	(17)	25,337
Finance	1,886,983	15,992	(83,662)	1,819,313
Industrial Other	67,322	880	(705)	67,497
Technology	1,989	-	(21)	1,968
Transportation	40,965	1,887	(501)	42,351
Utilities	254,065	4,434	(1,500)	256,999
Total Corporate	3,417,910	40,778	(104,811)	3,353,877

Total trading fixed maturities	$ 3,938,088	$ 45,546	$ (116,623)	$ 3,867,011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2006, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 915,669	$ 12,660	$ (9,020)	$ 919,309
Collateralized Mortgage Obligations	2,950,906	24,838	(42,598)	2,933,146
Mortgage Backed Securities	549,137	892	(7,362)	542,667
Foreign Government & Agency Securities	79,319	3,512	(283)	82,548
States & Political Subdivisions	495	32	-	527
U.S. Treasury & Agency Securities	307,580	2,637	(4,027)	306,190
Total non-corporate	4,803,106	44,571	(63,290)	4,784,387

Corporate securities:
Basic Industry	204,355	4,217	(3,182)	205,390
Capital Goods	520,338	11,507	(3,973)	527,872
Communications	1,163,026	20,149	(24,077)	1,159,098
Consumer Cyclical	1,051,633	10,127	(28,599)	1,033,161
Consumer Noncyclical	364,459	7,847	(2,302)	370,004
Energy	350,930	6,226	(3,547)	353,609
Finance	3,201,774	43,217	(33,235)	3,211,756
Industrial Other	228,442	7,446	(629)	235,259
Technology	22,779	357	(852)	22,284
Transportation	307,542	10,418	(5,458)	312,502
Utilities	1,405,066	35,310	(17,725)	1,422,651
Total Corporate	8,820,344	156,821	(123,579)	8,853,586

Total available-for-sale fixed maturities	$ 13,623,450	$ 201,392	$ (186,869)	$ 13,637,973

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc., 8.526%
subordinated debt, due 2027, called in 2007	$ 600,000	$ 30,751	$ -	$ 630,751

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 109,684	$ 1,460	$ (316)	$ 110,828
Collateralized Mortgage Obligations	239,970	2,390	(3,074)	239,286
Mortgage Backed Securities	3,917	1	(89)	3,829
Foreign Government & Agency Securities	40,274	710	(152)	40,832
U.S. Treasury & Agency Securities	796	10	-	806
Total non-corporate	394,641	4,571	(3,631)	395,581

Corporate securities:
Basic Industry	8,237	596	-	8,833
Capital Goods	71,060	540	-	71,600
Communications	735,753	5,378	(5,077)	736,054
Consumer Cyclical	279,856	2,628	(3,550)	278,934
Consumer Noncyclical	159,221	633	(901)	158,953
Energy	20,620	2,388	-	23,008
Finance	1,742,731	14,625	(7,385)	1,749,971
Industrial Other	55,950	405	(839)	55,516
Transportation	48,887	1,873	(672)	50,088
Utilities	321,776	7,476	(1,737)	327,515
Total Corporate	3,444,091	36,542	(20,161)	3,460,472

Total trading fixed maturities	$ 3,838,732	$ 41,113	$ (23,792)	$ 3,856,053

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on asset-backed and mortgage-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2007
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 688,385	$ 688,444
Due after one year through five years	2,051,688	2,047,417
Due after five years through ten years	3,201,896	3,121,793
Due after ten years	2,036,942	1,999,039
Subtotal – Maturities available-for-sale	7,978,911	7,856,693
ABS, CMO and MBS securities	3,869,486	3,646,537
Total Available-for-sale	$ 11,848,397	$ 11,503,230

Maturities of trading fixed securities:
Due in one year or less	$ 61,145	$ 59,773
Due after one year through five years	2,311,208	2,264,299
Due after five years through ten years	991,112	977,102
Due after ten years	188,847	189,000
Subtotal – Maturities of trading	3,552,312	3,490,174
ABS, CMO and MBS securities	385,776	376,837
Total Trading	$ 3,938,088	$ 3,867,011

Gross gains of $52.8 million, $39.2 million and $61.0 million and gross losses of $52.3 million, $92.3 million and $38.9 million were realized on the sale of fixed maturities for the years ended December 31, 2007, 2006 and 2005, respectively.

Fixed maturities with an amortized cost of approximately $12.0 million and $12.0 million at December 31, 2007 and 2006, respectively, were on deposit with federal and state governmental authorities as required by law.

As of December 31, 2007 and 2006, 96.0% and 96.5%, respectively, of the Company's fixed maturities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized rating organizations.  During 2007, 2006 and 2005, the Company incurred realized losses totaling $68.1 million, $6.3 million and $29.7 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities.

The Company has made funding commitments of private placement bonds into the future.  The outstanding funding commitments for these private placement bonds amounted to $4.1 million at December 31, 2006.  There was not any outstanding commitment for these private placement bonds at December 31, 2007.

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $34.9 million and $53.3 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES

At December 31, 2007, the Company held $21.1 billion in invested assets and cash.  Of this balance, $15.4 billion was invested in fixed-maturity securities designated as either available-for-sale ($11.5 billion) or trading ($3.9 billion).  Of the $11.5 billion of available-for-sale fixed maturities, securities with a fair value of $7.0 billion were in an unrealized loss position totaling $511.8 million.  At December 31, 2007, 77% of securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $193.8 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $511.1 million, representing 2.4% of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the total of the securities that were below-investment-grade or not-rated at December 31, 2007, securities with a fair value of $286.5 million, representing 1.4% of the total invested asset balance, were in an unrealized loss position that totaled $42.3 million.  At December 31, 2007, 53.8% of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $1.5 million and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial condition and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  As of December 31, 2007, securities with an amortized cost of $37.3 million and a fair value of $27.2 million were included on the Company’s Monitor List.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  As of December 31, 2007, securities with an amortized cost of $65.5 million and a fair value of $56.4 million were included on the Company’s Watch List.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if there are current concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2007, other-than-temporary impairments of $68.1 million were recorded as a charge to income.  Of this balance, $52 million was credit-related and $16.1 million was interest-related.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues accruing income on all of its holdings for issuers that are in default.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the year ended December 31, 2007.  The termination of accrual accounting on these holdings reduced previously accrued income by $0.6 million and $1.7 million for the years ended December 31, 2006 and 2005, respectively.  As of December 31, 2007 and 2006, the Company did not have any holding for issuers that were in default.  As of December 31, 2005, the fair market value of holdings for issuers in default was $24.4 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that the individual securities had been in an unrealized loss position at December 31, 2007.

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 86,180	$ (1,459)	$ 23,229	$ (1,965)	$ 109,409	$ (3,424)
Capital Goods	179,854	(5,651)	36,728	(2,047)	216,582	(7,698)
Communications	213,084	(5,172)	165,027	(8,018)	378,111	(13,190)
Consumer Cyclical	349,363	(26,136)	185,094	(19,006)	534,457	(45,142)
Consumer Noncyclical	90,795	(1,114)	22,910	(1,324)	113,705	(2,438)
Energy	100,815	(1,682)	44,034	(1,610)	144,849	(3,292)
Finance	1,539,054	(106,524)	515,945	(46,080)	2,054,999	(152,604)
Industrial Other	50,543	(7,059)	12,981	(160)	63,524	(7,219)
Technology	41,379	(100)	13,278	(721)	54,657	(821)
Transportation	102,549	(2,883)	41,601	(2,178)	144,150	(5,061)
Utilities	225,892	(4,894)	235,342	(6,654)	461,234	(11,548)

Total Corporate	2,979,508	(162,674)	1,296,169	(89,763)	4,275,677	(252,437)

Non-Corporate
Asset Backed Securities	232,353	(29,887)	267,080	(41,819)	499,433	(71,706)
Collateralized Mortgage Obligations	1,027,142	(95,499)	934,327	(89,863)	1,961,469	(185,362)
Mortgage Backed Securities	25,960	(64)	190,905	(2,180)	216,865	(2,244)
U.S. Treasury & Agency Securities	6,517	(40)	-	-	6,517	(40)

Total Non-Corporate	1,291,972	(125,490)	1,392,312	(133,862)	2,684,284	(259,352)

Grand Total	$ 4,271,480	$ (288,164)	$ 2,688,481	$ (223,625)	$ 6,959,961	$ (511,789)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2006:

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 7,750	$ (109)	$ 43,426	$ (3,073)	$ 51,176	$ (3,182)
Capital Goods	50,624	(399)	108,017	(3,574)	158,641	(3,973)
Communications	228,260	(4,389)	292,442	(19,688)	520,702	(24,077)
Consumer Cyclical	175,557	(3,380)	514,067	(25,219)	689,624	(28,599)
Consumer Noncyclical	138,379	(942)	33,801	(1,360)	172,180	(2,302)
Energy	75,777	(1,357)	43,064	(2,190)	118,841	(3,547)
Finance	482,642	(5,525)	874,370	(27,710)	1,357,012	(33,235)
Industrial Other	14,092	(15)	11,214	(614)	25,306	(629)
Technology	-	-	13,938	(852)	13,938	(852)
Transportation	30,905	(207)	111,423	(5,251)	142,328	(5,458)
Utilities	252,419	(3,303)	429,194	(14,422)	681,613	(17,725)

Total Corporate	1,456,405	(19,626)	2,474,956	(103,953)	3,931,361	(123,579)

Non-Corporate
Asset Backed Securities	139,558	(608)	388,329	(8,412)	527,887	(9,020)
Collateralized Mortgage Obligations	620,790	(4,296)	1,286,663	(38,303)	1,907,453	(42,599)
Mortgage Backed Securities	152,527	(661)	303,444	(6,700)	455,971	(7,361)
Foreign Government & Agency Securities	-	-	13,865	(283)	13,865	(283)
U.S. Treasury & Agency Securities	147,386	(2,026)	86,591	(2,001)	233,977	(4,027)

Total Non-Corporate	1,060,261	(7,591)	2,078,892	(55,699)	3,139,153	(63,290)

Grand Total	$2,516,666	$(27,217)	$ 4,553,848	$(159,652)	$7,070,514	$ (186,869)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2007 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	23	7	30
Capital Goods	41	15	56
Communications	63	55	118
Consumer Cyclical	93	54	147
Consumer Noncyclical	28	9	37
Energy	24	21	45
Finance	426	178	604
Industrial Other	14	3	17
Technology	7	2	9
Transportation	44	21	65
Utilities	69	66	135

Total Corporate	832	431	1,263

Non-Corporate
Asset Backed Securities	79	115	194
Collateralized Mortgage Obligations	383	351	734
Mortgage Backed Securities	14	202	216
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	478	668	1,146

Grand Total	1,310	1,099	2,409

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2006 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	2	12	14
Capital Goods	9	15	24
Communications	22	64	86
Consumer Cyclical	28	57	85
Consumer Noncyclical	14	10	24
Energy	13	15	28
Finance	80	137	217
Industrial Other	3	2	5
Technology	-	3	3
Transportation	8	47	55
Utilities	39	55	94

Total Corporate	218	417	635

Non-Corporate
Asset Backed Securities	29	125	154
Collateralized Mortgage Obligations	139	328	467
Mortgage Backed Securities	200	288	488
Foreign Government & Agency Securities	-	3	3
U.S. Treasury & Agency Securities	10	25	35

Total Non-Corporate	378	769	1,147

Grand Total	596	1,186	1,782

The Company’s available-for-sale fixed maturity gross unrealized loss position as of December 31, 2007 was $324.9 million greater than at December 31, 2006.  The increase in unrealized losses was primarily due to general credit spread widening, partially offset by a decrease in interest rates.  Credit spreads widened primarily due to the deterioration of the sub-prime mortgage market and other liquidity disruptions, impacting the overall credit market.

Deterioration in the U.S. housing market, combined with tightened lending conditions and the market’s flight to quality securities, as well as the increased likelihood of a U.S. recession, also caused credit spreads to widen considerably.  The sectors and industries most significantly impacted include mortgage originators, home builders, financial lenders, residential and commercial mortgage backed investments, and other structured products, including consumer loan backed investments.

The sectors in the Company’s portfolio that recognized the largest unrealized losses were financial services, asset-backed and mortgage-backed securities.  As of December 31, 2007, there were 604 securities accounting for unrealized losses of $152.6 million in the Finance sector.   Of these unrealized losses, 83.4% were related to investment grade issues (rated AAA through BBB-).  As of December 31, 2007, there were 1,144 collateralized mortgage obligations, asset-backed and mortgage-backed securities accounting for unrealized losses of $259.4 million. Of the losses, 99.7% were related to investment grade issues (rated AAA through BBB-).  All securities held at December 31, 2007 were subject to the Company’s portfolio monitoring process.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The Company has exposure to sub-prime and Alt-a residential mortgage-backed securities.  Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles.  Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government sponsored standards.  The combination of these two categories of securities is considered below prime.  The Company is not an originator of residential mortgages.  The slowing U.S. housing market and relaxed underwriting standards of some originators of below-prime loans has recently led to higher delinquency and loss rates especially within the 2006 and 2007 vintage years.  Ninety-seven percent of the Company’s below-prime mortgage-backed securities, based upon fair value, were related to mortgages either issued before 2006 or having an AAA rating.  At December 31, 2007, the Company had exposure to residential sub-prime and Alt-a mortgages of $332.8 million and $176.2 million, respectively, representing approximately 2.4% of the Company's total invested assets.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Realized Losses

The sales of securities in the year ended December 31, 2007, which were in an unrealized loss position at the time of sale were primarily due to actual liquidity needs that were different from anticipated liquidity needs.  Management responded by selling certain securities that were in an unrealized gain position and by reconsidering the Company’s intent to hold certain securities that were in an unrealized loss position until recovery and selling them at a loss.  The objective of these sales was to keep the portfolio optimally balanced and diversified with respect to asset mix, interest rate risk, yield, duration, and credit quality.

During the year ended December 31, 2007, the Company recorded realized losses totaling $52.3 million on sales of securities with an aggregate fair value of $1.8 billion.  The average percentage of selling price to amortized cost was 97%.  The largest single trading loss during the year ended December 31, 2007, was $1.5 million.  $33.8 million of the realized losses were generated by individual losses of $0.5 million or less.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2007	2006

Total mortgage loans	$ 2,318,341	$ 2,273,176

Real estate:
Held for production of income	201,777	186,891
Total real estate	$ 201,777	$ 186,891

Total mortgage loans and real estate	$ 2,520,118	$ 2,460,067

Accumulated depreciation on real estate was $31.8 million and $27.2 million at December 31, 2007 and 2006, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made.  The Company has impaired and impaired-but-performing mortgage loans totaling $3.3 million and $3.9 million at December 31, 2007 and 2006, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2007
Mortgage loans	$ 3,928	$ -	$ (640)	$ 3,288

2006
Mortgage loans	$ 6,272	$ 400	$ (2,744)	$ 3,928

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2007	2006
Property Type:
Office building	$ 820,803	$ 864,486
Residential	369	115,822
Retail	1,067,483	998,291
Industrial/warehouse	306,769	310,346
Apartment	109,919	-
Other	218,063	175,050
Valuation allowances	(3,288)	(3,928)
Total	$ 2,520,118	$ 2,460,067

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued

	2007	2006
Geographic region:

Alabama	$ 9,387	$ 7,824
Alaska	6,000	3,041
Arizona	449	56,964
Arkansas	59,024	474
California	132,829	179,502
Colorado	39,276	32,294
Connecticut	13,133	15,016
Delaware	7,188	20,445
Florida	269,254	264,316
Georgia	68,371	86,510
Idaho	3,885	2,635
Illinois	47,521	47,777
Indiana	32,584	23,471
Iowa	325	364
Kansas	7,853	6,089
Kentucky	29,396	32,000
Louisiana	38,470	38,314
Maine	13,425	12,508
Maryland	72,659	58,318
Massachusetts	139,203	141,485
Michigan	20,649	15,522
Minnesota	41,909	40,259
Mississippi	3,959	770
Missouri	64,624	88,348
Montana	30,843	483
Nebraska	13,457	12,615
Nevada	5,987	7,304
New Hampshire	762	961
New Jersey	37,952	44,003
New Mexico	13,787	10,097
New York	345,887	313,204
North Carolina	39,453	44,866
North Dakota	1,920	2,150
Ohio	148,743	145,692
Oklahoma	8,811	4,900
Oregon	33,852	23,910
Pennsylvania	132,665	136,091
South Carolina	33,334	31,688
South Dakota	949	977
Tennessee	39,405	41,161
Texas	348,817	295,284
Utah	27,088	30,710
Virginia	14,070	16,825
Washington	76,767	77,525
West Virginia	4,730	4,874
Wisconsin	17,785	18,663
All other	24,969	25,766
Valuation allowances	(3,288)	(3,928)
Total	$ 2,520,118	$ 2,460,067

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued

At December 31, 2007, scheduled mortgage loan maturities were as follows:

2008	$ 32,168
2009	33,457
2010	38,630
2011	123,728
2012	84,449
Thereafter	2,005,909
Total	$ 2,318,341

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $17.8 million and $99.0 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned.  The Company retains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral.  The fair value of collateral held and included in other invested assets was $533.5 million and $895.3 million at December 31, 2007 and 2006, respectively.  Fees earned on securities lending transactions were $2.2 million, $2.3 million and $1.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

LEVERAGED LEASES

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company.  At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets.

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2007	2006
Lease contract receivable	$ 12,836	$ 18,631
Less: non-recourse debt	-	-
Net Receivable	12,836	18,631
Estimated value of leased assets	20,795	20,795
Less: unearned and deferred income	(4,304)	(6,506)
Investment in leveraged leases	29,327	32,920
Less: fees	(87)	(113)
Net investment in leveraged leases	$ 29,240	$ 32,807

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party.  A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged.  The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter (“OTC”) put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities.  The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts.  Options are carried at fair value and are included with derivative instruments - receivable in the Company’s balance sheet.

Standard & Poor’s indexed futures contracts are entered into for purposes of hedging fixed index products.  The interest credited on these 1-, 5-, 7- and 10-year term products is based on the changes in the S&P 500 Index.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issues annuity contracts that contain a derivative instrument that is embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

From 2000 through 2002, the Company marketed GICs to unrelated third parties.  Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains (losses) on the translation of foreign currency denominated GIC liabilities of $45.5 million, $(90.2) million and $197.1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Beginning in 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program.  The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.
The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, “Accounting for Derivative Instruments,” is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative (loss) income for the years ended December 31 consisted of the following:

	2007	2006	2005
Net expense on swap agreements	$6,943	$(7,749)	$(64,915)
Change in fair value of swap agreements (interest rate, currency, and equity)	(255,727)	8,392	101,320
Change in fair value of options, futures and embedded derivatives	55,660	8,446	(19,931)
Total derivative (losses) income	$(193,124)	$9,089	$16,474

The Company is required to pledge and receive collateral for open derivative contracts.  The amount of collateral required is determined by agreed upon thresholds with the counter-parties.  The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement.  At December 31, 2007 and 2006, $132.9 million and $43.0 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2007
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$11,423,788	$(310,616)
Currency swaps	452,533	174,311
Credit Default Swaps	55,000	(6,915)
Equity swaps	71,656	19,361
Currency forwards	45	-
Futures	2,099,368	608
Swaptions	500,000	14
S&P 500 index call options	2,619,948	250,311
S&P 500 index put options	646,640	35,547

Total	$17,868,978	$162,621

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

	2006
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$10,759,984	$(84,860)
Currency swaps	488,377	169,618
Equity swaps	172,329	52,664
Currency forwards	3,570	2,493
Futures	1,008,792	(2,313)
Swaptions	1,500,000	1,428
S&P 500 index call options	4,166,184	337,441
S&P 500 index put options	1,103,502	16,879

Total	$19,202,738	$493,350

5. NET REALIZED INVESTMENT LOSSES AND GAINS

Net realized investment (losses) gains consisted of the following for the years ended December 31:

	2007	2006	2005

Fixed maturities	$ (4,107)	$ (53,120)	$ 21,873
Equity securities	395	519	(6)
Mortgage and other loans	780	1,543	614
Real estate		-	318
Other invested assets	(32)	(19)	12,741
Other than temporary impairments	(68,092)	(6,329)	(29,707)
Sales of previously impaired assets	10,008	12,895	11,092

Total	$ (61,048)	$ (44,511)	$ 16,925

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2007	2006	2005

Fixed maturities	$ 863,779	$ 991,738	$ 921,803
Mortgages and other loans	153,228	135,515	103,253
Real estate	9,347	10,460	11,047
Policy loans	43,708	44,516	37,595
Other	44,426	38,858	55,245
Gross investment income	1,114,488	1,221,087	1,128,943
Less: Investment expenses	15,896	15,006	16,414
Net investment income	$ 1,098,592	$ 1,206,081	$ 1,112,529

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2007		2006
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 1,169,701	$ 1,169,701	$ 578,080	$ 578,080
Fixed maturities	15,370,241	15,370,241	18,094,026	18,124,777
Equity securities	-	-	15,895	15,895
Mortgages	2,318,341	2,324,351	2,273,176	2,267,327
Derivative instruments -receivables	609,261	605,058	653,854	653,854
Policy loans	712,633	712,633	709,626	709,626
Separate accounts	24,996,603	24,996,603	21,060,255	21,060,255

Financial liabilities:
Contractholder deposit funds and other policy liabilities	15,716,209	14,060,467	19,428,625	18,051,332
Derivative instruments - payables	446,640	442,437	160,504	160,504
Long-term debt to affiliates	1,945,000	2,045,867	1,325,000	1,370,223
Partnership capital securities	-	-	607,826	630,751
Separate accounts	24,996,603	24,996,603	21,060,255	21,060,255

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Investments (continued):  Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair value of equity securities are based on quoted market prices.  Equity securities are included as a component of other invested assets.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values.  The current settlement values are based on dealer quotes and market prices.  Fair values for options and futures are based on dealer quotes and market prices.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs or GMWBs are considered to be derivatives under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and are included in contractholder deposit funds.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.  A brief discussion of the Company’s reinsurance agreements by business segment follows.  (Also, see Note 16 for additional information on the Company's business segments.)

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life (“SPWL”) insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL’s in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of approximately $1.6 billion and $1.6 billion as of December 31, 2007 and 2006, respectively.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliate.

By reinsuring the SPWL policies, the Company reduced net investment income by $78.2 million, $97.0 million and $82.7 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The reduction of net investment income resulting from interest paid on funds withheld includes the impact from net investment income, net derivative (loss) income and net realized investment gains.  The Company also reduced interest credited by $73.0 million, $76.0 million and $57.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.  In addition, the Company increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $8.9 million, $13.0 and $13.1 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”), and corporate owned life insurance (“COLI”) policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.  Fee income was reduced by $21.6 million, $37.8 million and $33.3 million for the years ended December 31, 2007, 2006 and 2005, respectively, to account for these agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

8. REINSURANCE (CONTINUED)

Pursuant to a reinsurance agreement with SLOC that was effective November 8, 2007, Sun Life Vermont will fund AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the "Branch").  Sun Life Vermont is reinsuring, on a coinsurance basis, a 100% quota share of SLOC's risk on the UL policies covered under the reinsurance agreement.  New UL business will also be reinsured under this agreement.  Sun Life Vermont's obligations will be secured in part through a reinsurance trust and in part on a funds-withheld basis.  On November 8, 2007 pursuant to reinsurance agreement, the Company recorded total assets of $576.9 million, including a funds withheld reinsurance receivable of $551.8 million, deferred costs of $22.4 million, and other assets of $2.8 million.  Total liabilities assumed on November 8, 2007 of $576.9 million consisted of $553.7 million in contractholder deposit account value, $20.4 million in future contract and policy benefits, and other liabilities of $2.8 million.  As of December 31, 2007, Sun Life Vermont held assumed liabilities of $577.5 million of contractholder deposits and future contract and policy benefits of $23.7 million under the reinsurance agreement and a reinsurance payable to an affiliate of $33.1 million.  At December 31, 2007, Sun Life Vermont held assets consisting of a reinsurance receivable for funds withheld of $626.6 million, a reinsurance receivable for deferred costs of $22.3 million.  In addition, the reinsurance agreement has increased revenues by approximately $29.7 million, and increased expenses by $14.4 million for the year ended December 31, 2007.

Funds withheld assets comprised of trading bonds, mortgages and derivatives, amounting to $626.6 million are being held in a separate trust account for the protection of policyholders and claimants of the Branch.  The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to the Company.  The funds withheld asset is reported in reinsurance receivable.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative at December 31, 2007 was a $3.1 million liability.  The $3.1 million loss is included in net derivative income.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain inforce policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Under the agreement, SLNY ceded $63.1 million of policyholder balances, received a ceding commission of $54.2 million, recorded a funds withheld payable to SLOC of $71.6 million, and recorded a deferred gain of $45.7 million.

Group Protection Segment

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $0.7 million per claim for group life contracts ceded by the Company.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.  The retention limit was raised to $1.5 million for policies sold or renewed on or after January 1, 2006.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.  The retention limit was raised to $9,000 per claim per month for claims incurred or after January 1, 2006.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

The Company, through its subsidiary, SLNY, has an agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

8. REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2007	2006	2005
Premiums and annuity considerations:
Direct	$ 62,645	$ 61,713	$ 54,915
Assumed - Affiliated	50,986	-	-
Ceded - Affiliated	(25)	(7)	-
Ceded - Non affiliated	(2,990)	(2,514)	(2,933)
Net premiums and annuity considerations:	$ 110,616	$ 59,192	$ 51,982

Policyowner benefits:
Direct	$ 260,008	$ 197,872	$ 225,936
Assumed - Affiliated	30,430	-	-
Ceded - Affiliated	(27,620)	(34,524)	(34,061)
Ceded - Non-affiliated	(33,333)	(6,378)	(4,862)
Net policyowner benefits:	$ 229,485	$ 156,970	$ 187,013

Commission and expense:
Direct	5,617	25,175	12,149
Assumed – Affiliated	7,521	-	-
Ceded - Affiliated	(502)	(200)	(602)
Net commission and expense	12,636	24,975	11,547

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS

The Company sponsors three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans are the staff qualified pension plan (“retirement plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”). Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the two qualified pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Prior to 2006 the Company participated in the UBF plan which was sponsored by SLOC and expensed the portion of the plan cost that was allocated to the Company.  Effective January 1, 2006 the plan was divided, with the Company taking over the benefit obligation and the associated unrecognized gain/loss and prior service cost/credit.  The Company has included the allocated projected benefit obligation (“PBO”) in a separate line in the PBO reconciliation, and accounted for the plan as the Company’s own from that point forward.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the retirement plan including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 chose to continue their participation in the plan (“Grandfathered participants”), (ii) those participants who are receiving severance or termination payments on December 31, 2005 and (iii) those participants who are receiving amounts paid under the Long Term Disability plan sponsored by the Company on December 31, 2005;

Due to the retirement plan changes, a $1.9 million curtailment charge was recognized in 2005.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of December 31, 2005, a "Grandfathered employee," or a “Rule 75 employee.”

A "Grandfathered employee" shall mean an active employee (i) who retires on or after January 1, 2006 and (ii) who as of January 1, 2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A "Rule 75 employee" shall mean an active employee (i) who is not a Grandfathered employee, ii) who retires on or after January 1, 2006, and (iii) who, when retires, is at least age 55 with 15 or more years of service and whose age plus service is at least 75.

For Grandfathered and Rule 75 employees, retiree medical coverage is provided at a reduced cost.

On September 29, 2006, the FASB issued SFAS No. 158, “Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans,” which amends SFAS No. 87 and SFAS No. 106 to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet. Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year end.  SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and will adopt the year end measurement date in 2008.  As of December 31, 2007, the adoption of SFAS No. 158 as not had a material impact on the Company’s financial condition or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

The following table sets forth the change in the retirement plan, agents’ pension plan and UBF plan projected benefit obligations and assets, as well as the plans’ funded status at December 31:

	2007	2006
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 261,380	$ 229,545
Other (uninsured benefit plan split)	-	28,118
Service cost	4,108	6,024
Interest cost	15,754	15,064
Actuarial gain	(11,210)	(9,862)
Benefits paid	(8,577)	(7,509)
Plan Amendments	1,302	-
Projected benefit obligation at end of year	$ 262,757	$ 261,380

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 269,712	$ 252,096
Other	(262)	(496)
Actual return on plan assets	30,951	25,621
Benefits paid	(8,577)	(7,509)
Fair value of plan assets at end of year	$ 291,824	$ 269,712

Information on the funded status of the plan:
Funded status	$ 29,067	$ 8,332
4th quarter contribution	(710)	(1,108)
Prepaid benefit cost	$ 28,357	$ 7,224

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

The accumulated benefit obligation for the retirement plan, agents’ pension plan and UBF plan at December 31, 2007 and 2006 was $253.6 million and $249.4 million, respectively.

Amounts recognized in the Company’s Consolidated Balance Sheets for the retirement plan, agents’ pension plan and UBF plan consist of the following as of December 31:

	2007	2006
Other assets	$ 59,423	$ 38,345
Other liabilities	(31,066)	(31,121)
	$ 28,357	$ 7,224

Amounts recognized in the Company’s Accumulated Other Comprehensive Income (“AOCI”) consist of the following:

	2007	2006

Net actuarial gain	$ (22,103)	$ (1,923)
Prior service cost	4,529	3,564
Transition asset	(6,206)	(8,299)
	$ (23,780)	$ (6,658)

The retirement plan and agent’s pension plan are overfunded at December 31, 2007 and 2006. The funded status of the UBF plan as of December 31, 2007 and 2006 was as follows:

	2007	2006

Plan assets	$ -	$ -
Less: Projected benefit obligations	27,277	27,209
Funded status	$ (27,277)	$ (27,209)

Accumulated benefit obligation	$ 25,138	$ 24,084

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the retirement plan, agents’ plan, and UBF plan for the years ended December 31:

	2007	2006	2005

Components of net periodic benefit cost:
Service cost	$ 4,108	$ 6,024	$ 10,948
Interest cost	15,754	15,065	13,839
Expected return on plan assets	(21,874)	(21,672)	(20,092)
Amortization of transition obligation asset	(2,093)	(2,093)	(3,051)
Amortization of prior service cost	337	266	855
Curtailment loss	-	-	1,856
Recognized net actuarial (gain) loss	(107)	437	1,918
Net periodic benefit cost (benefit)	$ (3,875)	$ (1,973)	$ 6,273
The Company’s share of net periodic benefit cost	$ (3,875)	$ (1,973)	$ 4,116

Prior to becoming the plan sponsor of the UBF plan the cost allocated to the Company for its participation in the UBF Plan was $2.9 million for the year ended December 31, 2005.

Changes in the Company’s accumulated other comprehensive income related to the retirement plan, agents’ plan, and UBF plan for the following periods:

	2007	2006	2005

Net actuarial gain arising during the year	$ (20,287)	$ (1,923)	$ -
Net actuarial gain recognized during the year	107	-	-
Prior service cost arising during the year	1,302	3,564	-
Prior service cost recognized during the year	(337)	-	-
Transition asset recognized during the year	2,093	-	-
Transition asset arising during the year	-	(8,299)
Change in effect of additional minimum liability	-	(2,834)	2,834
Total recognized in AOCI	$ (17,122)	$ (9,492)	$ 2,834

Total recognized in net periodic benefit cost and other comprehensive income	$ (20,997)	$ (11,465)	$ 9,107

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit costs in 2008 are as follows:

Actuarial gain	$ (792)
Prior service cost	337
Transition asset	(2,093)
Total	$ (2,548)

Assumptions

Weighted average assumptions used to determine benefit obligations for the retirement plan, agents’ pension plan, and UBF plan were as follows:

	Pension Benefits
	2007	2006	2005
Discount rate	6.35%	6.0%	5.8%
Rate of compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net benefit cost for the retirement plan, agents’ pension plan, and UBF plan were as follows:

	Pension Benefits
	2007	2006	2005

Discount rate	6.0%	5.8%	6.2%
Expected long term return on plan assets	8.25%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

Plan Assets

The asset allocation for the Company’s retirement plan and agents’ plan assets for 2007 and 2006 measurement, and the target allocation for 2008, by asset category, are as follows:

	Target Allocation	Percentage of Plan Assets
Asset Category	2008	2007	2006

Equity Securities	60%	65%	63%
Debt Securities	25	26	27
Commercial Mortgages	15	9	10
Total	100%	100%	100%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The target allocations were established to reflect the Company’s investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Cash Flow

Due to the over funded status of the retirement plan and the agent’s pension plan, the Company will not be making contributions to those plans in 2008. The Company will be making a contribution of $1.3 million to the UBF plan in 2008.

The Company has estimated the following future benefit payments for the years 2008 through 2017:

Pension Benefits
2008	9,320
2009	9,991
2010	10,629
2011	11,531
2012	12,495
2013 to 2017	76,413

Savings and Investment Plan

The Company sponsors and participates in a savings account that qualifies under Section 401(k) of the Internal Revenue Code (“the 401(k) Plan”) for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees’ contributions to the plan.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

Effective January 1, 2006, the Savings and Investment Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (“the RIA”).  The Company contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

For RIA participants who did not become participants in the retirement plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on their applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

The amount of the 2007 employer contributions under the 401(k) Plan sponsorship for the Company and its affiliates was $21.8 million.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $ 16.1 million, $10.8 million and $4.6 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The Company’s 2005 contribution includes a $1.6 million accrued retroactive adjustment related to the January 1, 2006 amendments to the 401(k) Plan.  This retroactive adjustment was funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents (the “Retirement Plan”).  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan.  Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees.  The final purchase price was adjusted at May 31, 2007 to settle the unfunded APBO undertaken by the Company.

The following table sets forth the change in the post-retirement benefit plan’s obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:	2007	2006

Benefit obligation at beginning of year	$ 45,852	$ 51,300
Service cost	1,234	1,311
Interest cost	2,915	2,967
Actuarial loss (gain)	213	(7,220)
Benefits paid	(2,979)	(2,756)
Federal Subsidy	194	250
Unfunded APBO as a result of EBG acquisition	4,800	-
Benefit obligation at end of year	$ 52,229	$ 45,852

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,979	2,756
Benefits paid	(2,979)	(2,756)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (52,229)	$ (45,852)
4th quarter contribution	532	600
Unrecognized prior service cost	-	-
Accrued benefit cost	$ (51,697)	$ (45,252)

Amounts recognized in the Company’s Consolidated Balance Sheets for the post-retirement benefit plan consist of the following:

	2007	2006

Other liabilities	$ (51,697)	$ (45,252)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Amounts recognized in the Company’ AOCI consist of the following:

	2007	2006

Net actuarial loss	$ 13,437	$ 14,070
Prior service credit	(4,551)	(5,080)
	$ 8,886	$ 8,990

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company’s allocated share for the year ended December 31:

	2007	2006	2005
Components of net periodic benefit cost
Service cost	$ 1,234	$ 1,311	$ 1,333
Interest cost	2,915	2,967	2,994
Amortization of prior service cost	(529)	(529)	(241)
Recognized net actuarial loss	912	1,450	1,273
Net periodic benefit cost	$ 4,532	$ 5,199	$ 5,359

The Company’s share of net periodic benefit cost	$ 3,910	$ 4,501	$ 4,947

Changes in the Company’s AOCI for the following periods:

	2007	2006	2005

Net actuarial loss arising during the year	$ 279	$ 14,070	$ -
Net actuarial loss recognized during the year	(912)
Prior service cost arising during the year		(5,080)	-
Prior service cost recognized during the year	529
Total recognized in AOCI	$ (104)	$ 8,990	$ -

Total recognized in net periodic benefit cost and other comprehensive income	$ 3,806	$ 13,491	$ 4,947

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit costs in 2008 are as follows:

Actuarial loss	$ 916
Prior service credit	(529)
Transition (asset)/obligation	-
Total	$ 387

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Other Benefits
	2007	2006	2005
Discount rate	6.35%	6.0%	5.8%

Weighted average assumptions used to determine net cost were as follows:

	Other Benefits
	2007	2006	2005
Discount rate	6.0%	5.8%	6.2%

In order to measure the post-retirement benefit obligation for 2007, the Company assumed a 9% annual rate of increase in the per capita cost of covered health care benefits.  In addition, medical cost inflation is assumed to be 9.5% in 2008 and assumed to decrease gradually to 5.00% for 2013 and remain at that level thereafter.  Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 4,570	$ (4,152)

Effect on total of service and interest cost	$ 397	$ (372)

The Company has estimated the following future benefit payments for the years 2008 through 2017:

	Other Benefits	Expected Federal Subsidy
2008	$ 3,146	$ 236
2009	3,309	246
2010	3,474	252
2011	3,638	258
2012	3,768	260
2013 to 2017	$ 20,479	$ 1,226

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $5.2 million in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.  The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $63.0 million and $54.1 million at December 31, 2007 and January 1, 2007, respectively.  Of the $63.0 million, $6.4 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, consistent with the provisions of FIN 48, the Company reclassified $56.6 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2007.

The net increase in the tax liability for UTBs of $8.9 million since the date of adoption resulted from the following:

Balance at January 1, 2007	$54,086
Gross increases related to tax positions in prior years	20,717
Gross decreases related to tax positions in prior years	(11,760)
Gross increases related to tax positions in current year	-
Settlements	-
Close of tax examinations/statutes of limitations	-

Balance at December 31, 2007	$63,043

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.  The Company had accrued $10.8 million of gross interest as of January 1, 2007.  During the year ended December 31, 2007, the Company recognized an additional $2.0 million in gross interest related to UTBs.  The Company has not accrued any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2001 and 2002.  The Company is currently at the Appeals Division of the IRS ("Appeals") with respect to the tax years 2001 and 2002.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004.  This examination is anticipated to be completed by August 1, 2008. While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company does not believe that any adjustments would be material to its financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2007 as the Company did for the years ended December 31, 2006 and 2005. The Company’s subsidiaries, INDY and SLNY, will be included as part of the consolidation for the year ended December 31, 2007.  For the years ended December 31, 2006 and 2005, INDY and SLNY filed stand-alone federal income tax returns.  Sun Life Vermont, a new subsidiary in 2007, will also be included as part of the consolidated return for the year ended December 31, 2007.  A summary of the components of income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

	2007	2006	2005
Income tax (benefit) expense:
Current	$(108,526)	$(5,792)	$11,237
Deferred	84,668	4,180	28,852

Total income tax (benefit) expense	$(23,858)	$(1,612)	$40,089

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2007	2006	2005

Expected federal income tax expense	$407	$26,838	$60,210
Low income housing credit	(5,490)	(6,225)	(5,947)
Separate account dividend received deduction	(11,988)	(13,090)	(10,150)
Prior year adjustments/settlements	932	(8,396)	(2,802)
FIN 48 adjustments/settlements	(6,375)	-	-
Other items	(1,775)	(844)	(1,220)

Federal income tax (benefit) expense	(24,289)	(1,717)	40,091
State income tax expense (benefit)	431	105	(2)

Total income tax (benefit) expense	$(23,858)	$(1,612)	$40,089

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2007	2006
Deferred tax assets:
Actuarial liabilities	$110,617	$128,848
Net operating loss	-	7,954
Investments, net	230,416	146,116
Total deferred tax assets	341,033	282,918

Deferred tax liabilities:
Deferred policy acquisition costs	(322,461)	(250,469)
Other	(2,627)	(28,852)
Total deferred tax liabilities	(325,088)	(279,321)

Net deferred tax asset	$15,945	$3,597

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  Sun Life Vermont is subject to an adjustment in the amount payable or receivable under its Tax Allocation Agreement to the extent of a subsequent change in its stand-alone taxable income.  Sun Life Vermont is not required to pay SLC – U.S. Ops Holdings for changes in the consolidated federal tax liability that may result from changes in the timing of the utilization of Sun Life Vermont’s losses in the consolidated federal tax return.  The Company received income tax refunds of $16.2 million and $32.0 million in 2007 and 2005, respectively, and made income tax payments of $22.7 million in 2006.

11.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and stop loss products is summarized below:

	2007	2006

Balance at January 1	$ 36,689	$ 33,141
Less reinsurance recoverable	(5,906)	(5,886)
Net balance at January 1	30,783	27,255
Incurred related to:
Current year	96,377	26,644
Prior years	(1,805)	(1,294)
Total incurred	94,572	25,350
Paid losses related to:
Current year	(47,531)	(14,881)
Prior years	(8,867)	(6,941)
Total paid	(56,398)	(21,822)

Balance at December 31	74,878	36,689
Less reinsurance recoverable	(5,921)	(5,906)

Net balance at December 31	$ 68,957	$ 30,783

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.   Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1.8 million and $1.3 million in 2007 and 2006, respectively.  The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES

The major provisions of AICPA SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 17,771,546	$ 1,318,150	66.4
Minimum Income	$ 343,853	$ 43,233	60.3
Minimum Accumulation or Withdrawal	$ 5,321,780	$ 4,204	62.4

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2006:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,848,818	$ 1,612,783	66.4
Minimum Income	$ 387,699	$ 56,526	60.0
Minimum Accumulation or Withdrawal	$ 3,068,060	$ 41	61.9

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2007:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2007	$ 39,923	$ 1,448	$ 41,371

Benefit Ratio Change / Assumption Changes	3,016	9,206	12,222
Incurred guaranteed benefits	24,841	704	25,545
Paid guaranteed benefits	(30,158)	(6,613)	(36,771)
Interest	2,051	72	2,123

Balance at December 31, 2007	$ 39,673	$ 4,817	$ 44,490

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2006:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2006	$ 41,749	$ 3,000	$ 44,749

Benefit Ratio Change / Assumption Changes	(6,594)	(925)	(7,519)
Incurred guaranteed benefits	51,255	383	51,638
Paid guaranteed benefits	(49,242)	(1,153)	(50,395)
Interest	2,755	143	2,898

Balance at December 31, 2006	$ 39,923	$ 1,448	$ 41,371

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

Guaranteed minimum accumulation benefits (“GMABs”) and withdrawal benefits (“GMWBs”) are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies and industry standards.  The net balance of GMABs and GMWBs constituted (a liability) an asset in the amount of $(37.4) million and $8.4 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2007	2006
Balance at January 1	$1,234,206	$1,341,377
Acquisition costs deferred	356,087	264,648
Amortized to expense during the year	(169,799)	(391,585)
Adjustment for unrealized investment losses during the year	182,903	19,766
Balance at December 31	$1,603,397	$1,234,206

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in VOBA and customer renewals acquired for the years ended December 31 were as follows:

	2007	2006
Balance at January 1	$47,744	$53,670
Amount capitalized due to acquisition of new business	23,854	-
Amortized to expense during the year	(19,322)	(7,597)
Adjustment for unrealized investment (gains) losses during the year	(470)	1,671
Balance at December 31	$51,806	$47,744

Additions to VOBA and customer renewals acquired were a result of the SLHIC to SLNY asset transfer, as described in Footnote 1.  VOBA transferred was $7.6 million and the value of customer renewals transferred was $16.2 million.

15. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the U.S. Securities and Exchange Commission (the “SEC”) and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “contracts”) in the State of New York.  These contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to SLNY contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term "Other Subs" is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$15,330	$95,286	$-	$-	$110,616
Net investment income	941,185	94,309	63,098	-	1,098,592
Net derivative loss	(185,682)	(3,967)	(3,475)	-	(193,124)
Net realized investment losses	(57,547)	(3,487)	(14)	-	(61,048)
Fee and other income	445,248	26,648	8,008	-	479,904
Subordinated notes early redemption premium	-	-	25,578	-	25,578

Total revenues	1,158,534	208,789	93,195	-	1,460,518

Benefits and Expenses

Interest credited	571,309	51,390	7,124	-	629,823
Interest expense	75,052	74	26,406	-	101,532
Policyowner benefits	155,903	69,309	4,273	-	229,485
Amortization of DAC and VOBA	165,666	19,921	3,534	-	189,121
Other operating expenses	238,810	37,061	7,944	-	283,815
Partnership capital securities early redemption payment	-	-	25,578	-	25,578

Total benefits and expenses	1,206,740	177,755	74,859	-	1,459,354

(Loss) income before income tax (benefit) expense	(48,206)	31,034	18,336	-	1,164

Income tax (benefit) expense	(40,222)	10,231	6,133	-	(23,858)
Equity in the net income of subsidiaries	33,006	-	1,811	(34,817)	-

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$20,870	$38,322	$-	$-	$59,192
Net investment income	1,049,425	97,365	59,784	(493)	1,206,081
Net derivative income	8,596	-	-	493	9,089
Net realized investment losses	(38,327)	(6,081)	(103)	-	(44,511)
Fee and other income	375,144	21,083	2,395	-	398,622

Total revenues	1,415,708	150,689	62,076	-	1,628,473

Benefits and Expenses

Interest credited	573,178	56,379	3,848	-	633,405
Interest expense	79,637	-	51,157	8	130,802
Policyowner benefits	126,393	29,257	1,320	-	156,970
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Other operating expenses	207,903	22,988	551	(8)	231,434

Total benefits and expenses	1,367,871	127,046	56,876	-	1,551,793

Income before income tax expense	47,837	23,643	5,200	-	76,680

Income tax (benefit) expense	(10,495)	7,410	1,473	-	(1,612)
Equity in the net income of subsidiaries	19,960	-	3,096	(23,056)	-

Net income	$78,292	$16,233	$6,823	$(23,056)	$78,292

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$19,735	$32,247	$-	$-	$51,982
Net investment income	958,397	94,264	59,599	269	1,112,529
Net derivative income	16,743	-	-	(269)	16,474
Net realized investment gains (losses)	20,924	(4,086)	87	-	16,925
Fee and other income	346,449	13,578	2,248	-	362,275

Total revenues	1,362,248	136,003	61,934	-	1,560,185

Benefits and Expenses

Interest credited	567,028	69,641	833	-	637,502
Interest expense	72,122	-	51,157	-	123,279
Policyowner benefits	161,350	25,663	-	-	187,013
Amortization of DAC and VOBA	234,330	9,491	-	-	243,821
Other operating expenses	172,753	23,489	301	-	196,543

Total benefits and expenses	1,207,583	128,284	52,291	-	1,388,158

Income before income tax expense, and minority interest share of loss	154,665	7,719	9,643	-	172,027

Income tax expense	34,757	2,278	3,054	-	40,089
Equity in the net income of subsidiaries	12,030	-	3,074	(15,104)	-
Minority interest share of loss	(1,214)	-	-	-	(1,214)

Net income	$133,152	$5,441	$9,663	$(15,104)	$133,152

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$10,157,376	$1,288,568	$57,286	$-	$11,503,230
Trading fixed maturities at fair value	3,288,671	-	578,340	-	3,867,011
Investment in subsidiaries	559,851	-	-	(559,851)	-
Mortgage loans	2,146,286	170,205	1,850	-	2,318,341
Derivative instruments – receivable	609,261	-	-	-	609,261
Limited partnerships	164,464	-	-	-	164,464
Real estate	157,147	-	44,630	-	201,777
Policy loans	686,099	118	26,416	-	712,633
Other invested assets	499,538	69,138	-	-	568,676
Cash and cash equivalents	415,494	65,901	688,306	-	1,169,701
Total investments and cash	18,684,187	1,593,930	1,396,828	(559,851)	21,115,094

Accrued investment income	268,732	15,245	6,386	-	290,363
Deferred policy acquisition costs	1,469,976	118,126	15,295	-	1,603,397
Value of business and customer renewals acquired	35,735	16,071	-	-	51,806
Net deferred tax asset	171,899	-	-	(155,954)	15,945
Goodwill	658,051	45,167	5,611	-	708,829
Receivable for investments sold	2,796	615	71	-	3,482
Reinsurance receivable	1,937,814	123,214	648,221	-	2,709,249
Other assets	278,573	32,877	155,221	(154,672)	311,999
Separate account assets	23,996,463	929,008	71,132	-	24,996,603

Total assets	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$16,361,329	$1,285,259	$615,981	$-	$18,262,569
Future contract and policy benefits	706,657	93,001	23,930	-	823,588
Payable for investments purchased	169,606	635	28,969	-	199,210
Accrued expenses and taxes	169,532	22,915	85,290	(154,672)	123,065
Deferred tax liability	-	1,045	154,909	(155,954)	-
Debt payable to affiliates	945,000	-	1,000,000	-	1,945,000
Reinsurance payable to affiliate	1,574,517	117,367	-	-	1,691,884
Derivative instruments – payable	446,508	-	132	-	446,640
Other liabilities	704,467	107,458	76,136	-	888,061
Separate account liabilities	23,996,463	929,008	71,132	-	24,996,603

Total liabilities	45,074,079	2,556,688	2,056,479	(310,626)	49,376,620

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,146,436	239,963	274,555	(514,518)	2,146,436
Accumulated other comprehensive loss	(92,403)	(11,924)	(1,333)	13,257	(92,403)
Retained earnings	369,677	87,426	(33,478)	(53,948)	369,677

Total stockholder’s equity	2,430,147	317,565	242,286	(559,851)	2,430,147

Total liabilities and stockholder’s equity	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$12,061,211	$1,463,043	$113,719	$-	$13,637,973
Trading fixed maturities at fair value	3,856,053	-	-	-	3,856,053
Subordinated note from affiliate held-to-maturity	-	-	600,000	-	600,000
Investment in subsidiaries	449,307	-	63,952	(513,259)	-
Mortgage loans	2,111,884	161,292	-	-	2,273,176
Derivative instruments – receivable	653,854	-	-	-	653,854
Limited partnerships	193,728	-	-	-	193,728
Real estate	157,281	-	29,610	-	186,891
Policy loans	672,553	139	36,934	-	709,626
Other invested assets	884,304	65,922	-	-	950,226
Cash and cash equivalents	513,190	54,231	10,659	-	578,080
Total investments and cash	21,553,365	1,744,627	854,874	(513,259)	23,639,607

Accrued investment income	266,141	15,125	9,952	-	291,218
Deferred policy acquisition costs	1,149,185	85,021	-	-	1,234,206
Value of business acquired	47,744	-	-	-	47,744
Net deferred tax asset	8,587	-	1,963	(6,953)	3,597
Goodwill	658,052	37,788	5,611	-	701,451
Receivable for investments sold	30,146	1,244	1,851	-	33,241
Reinsurance receivable	1,812,093	5,906	-	-	1,817,999
Other assets	136,406	15,146	1,678	-	153,230
Separate account assets	20,190,709	796,827	72,719	-	21,060,255

Total assets	$45,852,428	$2,701,684	$948,648	$(520,212)	$48,982,548

LIABILITIES

Contractholder deposit funds and other policy liabilities	$17,945,270	$1,437,396	$45,959	$-	$19,428,625
Future contract and policy benefits	696,012	54,100	-	-	750,112
Payable for investments purchased	210,668	5,735	2,062	-	218,465
Accrued expenses and taxes	141,607	-	213	2,875	144,695
Deferred tax liability	-	6,953	-	(6,953)	-
Debt payable to affiliates	1,325,000	-	-	-	1,325,000
Partnership capital securities	-	-	607,826	-	607,826
Reinsurance payable to affiliate	1,605,626	-	-	-	1,605,626
Derivative instruments – payable	160,504	-	-	-	160,504
Other liabilities	1,073,678	90,517	16,766	(2,875)	1,178,086
Separate account liabilities	20,190,709	796,827	72,719	-	21,060,255

Total liabilities	43,349,074	2,391,528	745,545	(6,953)	46,479,194

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,143,408	239,963	185,529	(425,492)	2,143,408
Accumulated other comprehensive income	14,030	1,432	1,369	(2,801)	14,030
Retained earnings	339,479	66,661	13,663	(80,324)	339,479

Total stockholder’s equity	2,503,354	310,156	203,103	(513,259)	2,503,354

Total liabilities and stockholder’s equity	$45,852,428	$2,701,684	$948,648	$(520,212)	$48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of discount and premiums	38,661	1,782	225	-	40,668
Amortization of DAC, VOBA and SIA	165,666	19,921	3,534	-	189,121
Depreciation and amortization	6,467	164	829	-	7,460
Net loss on derivatives	124,290	3,970	3,243	-	131,503
Net realized losses on available-for-sale investments	57,547	3,487	14	-	61,048
Changes in fair value of trading investments	89,159	-	(761)	-	88,398
Net realized gains on trading investments	(3,438)	-	(1,217)	-	(4,655)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	-	-	-	(23,027)
Interest credited to contractholder deposits	571,309	51,390	7,124	-	629,823
Deferred federal income taxes	(114,110)	290	157,186	-	43,366
Equity in net income of subsidiaries	(33,006)	-	(1,811)	34,817	-
Changes in assets and liabilities:
DAC and VOBA additions	(304,466)	(56,650)	(18,825)	-	(379,941)
Accrued investment income	(2,591)	(120)	3,566	-	855
Net reinsurance receivable/payable	127,619	59	(94,517)	-	33,161
Future contract and policy benefits	3,184	39,436	23,930	-	66,550
Dividends received from subsidiaries	63,995	-	-	(63,995)	-
Other, net	(122,356)	4,931	(16,931)	-	(134,356)
Purchases of trading fixed maturities, net of sales	475,340	-	(576,176)	-	(100,836)

Net cash provided by operating activities	1,145,265	89,463	(496,573)	(63,995)	674,160

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	3,847,569	337,825	67,386	-	4,252,780
Mortgage loans	314,620	40,526	-	-	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	-	-	600,000	-	600,000
Purchases of:
Available-for-sale fixed maturities	(2,366,255)	(205,932)	14,346	-	(2,557,841)
Mortgage loans	(348,256)	(49,460)	(1,850)	-	(399,566)
Real estate	(3,590)	-	(15,849)	-	(19,439)
Other invested assets	(57,864)	(3,231)	-	3,231	(57,864)
Net change in other investing activities	(365,012)	3,231	-	-	(361,781)
Net change in policy loans	(13,546)	21	10,518	-	(3,007)
Early redemption premium	-	-	25,578	-	25,578

Net cash provided by investing activities	$1,677,596	$123,004	$701,089	$-	$2,501,689

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$-	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	-	(4,533,405)
Repayments of debt	(380,000)	-	(600,000)	-	(980,000)
Issuance of debt	-	-	1,000,000	-	1,000,000
Dividends paid to parent	-	-	(63,995)	63,995	-
Early redemption payment	-	-	(25,578)	-	(25,578)
Additional capital contributed to subsidiaries	(156,620)	-	156,620	-	-
Other, net	23,271	6,700	-	-	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	-	591,621

Cash and cash equivalents, beginning of period	513,190	54,231	10,659	-	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$-	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$78,292	$16,233	$6,823	$(23,056)	$78,292
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Amortization of discount and premiums	53,995	3,956	801	-	58,752
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Depreciation and amortization	4,008	-	600	-	4,608
Net gains on derivatives	(11,360)	-	-	(493)	(11,853)
Net realized losses on available-for-sale investments	38,328	6,081	102	-	44,511
Changes in fair value of trading investments	(15,235)	-	-	-	(15,235)
Net realized gains on trading investments	(373)	-	-	-	(373)
Net change in unrealized and undistributed gains in private equity limited partnerships	(29,120)	-	-	-	(29,120)
Interest credited to contractholder deposits	573,178	56,379	3,848	-	633,405
Deferred federal income taxes	(6,146)	10,193	133	-	4,180
Equity in net income of subsidiaries	(19,960)	-	(3,096)	23,056	-
Changes in assets and liabilities:
Deferred acquisition cost additions	(238,986)	(23,909)	-	-	(262,895)
Accrued investment income	(32,925)	3,275	(61)	-	(29,711)
Net reinsurance receivable/payable	77,083	(20)	-	-	77,063
Future contract and policy benefits	(9,725)	3,106	-	-	(6,619)
Dividends received from subsidiaries	8,000	-	-	(8,000)	-
Other, net	39,943	(24,855)	(1,313)	493	14,268
Purchases of trading fixed maturities, net of sales	(1,866,153)	-	-	-	(1,866,153)

Net cash (used in) provided by operating activities	(976,396)	68,861	7,837	(8,000)	(907,698)

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,041,508	757,662	73,020	-	5,872,190
Mortgage loans	218,849	29,415	-	-	248,264
Other invested assets	184,646	-	-	-	184,646
Purchases of:
Available-for-sale fixed maturities	(3,380,467)	(549,218)	(72,559)	-	(4,002,244)
Mortgage loans	(734,307)	(46,285)	-	-	(780,592)
Real estate	(20,464)	-	(155)	-	(20,619)
Other invested assets	(423,635)	(65,858)	-	-	(489,493)
Net change in other investing activities	333,669	65,845	-	-	399,514
Net change in policy loans	(9,979)	49	2,073	-	(7,857)

Net cash provided by investing activities	$1,209,820	$191,610	$2,379	$-	$1,403,809

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,395,794	$121,837	$-	$2,507	$3,520,138
Withdrawals from contractholder deposit funds	(3,301,631)	(382,617)	(3,596)	(2,507)	(3,690,351)
Issuance of debt	200,000	-	-	-	200,000
Dividends paid to parent	(300,000)	-	(8,000)	8,000	(300,000)
Additional capital contributed to subsidiaries	(265)	-	265	-	-
Other, net	4,528	-	-	-	4,528

Net cash provided by (used in) financing activities	(1,574)	(260,780)	(11,331)	8,000	(265,685)

Net change in cash and cash equivalents	231,850	(309)	(1,115)	-	230,426

Cash and cash equivalents, beginning of period	281,340	54,540	11,774	-	347,654

Cash and cash equivalents, end of period	$513,190	$54,231	$10,659	$-	$578,080

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$133,152	$5,441	$9,663	$(15,104)	$133,152
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Minority interest in loss	(1,214)	-	-	-	(1,214)
Amortization of discount and premiums	63,251	7,224	882	-	71,357
Amortization of DAC and VOBA	234,330	9,491	-	-	243,821
Depreciation and amortization	3,338	-	647	-	3,985
Net (gains) losses on derivatives	(77,294)	-	-	269	(77,025)
Net realized (gain) loss on available-for-sale investments	(20,924)	4,086	(87)	-	(16,925)
Changes in fair value of trading investments	80,324	-	-	-	80,324
Net realized gains on trading	(11,162))	-	-	-	(11,162)
Net change in unrealized and undistributed gains in private equity limited partnerships	(48,244)	-	-	-	(48,244)
Interest credited to contractholder deposits	567,028	69,641	833	-	637,502
Deferred federal income taxes	22,860	(947)	134	-	22,047
Equity in net income of subsidiaries	(12,030)	-	(3,074)	15,104	-
Changes in assets and liabilities:
Deferred acquisition cost additions	(252,271)	(9,646)	-	-	(261,917)
Accrued investment income	17,191	844	(119)	-	17,916
Net reinsurance receivable/payable	85,381	495	-	-	85,876
Future contract and policy benefits	24,387	736	-	-	25,123
Other, net	25,350	29,109	(654)	(269)	53,536
Purchases of trading fixed maturities, net of sales	(651,921)	-	-	-	(651,921)

Net cash (used in) provided by operating activities	181,532	116,474	8,225	-	306,231

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	4,955,938	673,665	55,405	-	5,685,008
Mortgage loans	109,854	7,584	-	-	117,438
Real estate	947	-	-	-	947
Other invested assets	483,700	-	-	-	483,700
Net cash from sale of subsidiary	17,040	-	-	-	17,040
Purchases of:
Available-for-sale fixed maturities	(4,642,052)	(568,813)	(58,346)	-	(5,269,211)
Mortgage loans	(374,931)	(15,445)	-	-	(390,376)
Real estate	(6,264)	-	(384)	-	(6,648)
Other invested assets	(171,539)	-	-	-	(171,539)
Net change in other investing activities	(239,910)	-	-	-	(239,910)
Net change in policy loans	(5,471)	(35)	42	-	(5,464)
Net change in short-term investments	(4,576)	-	-	-	(4,576)

Net cash provided by investing activities	$122,736	$96,956	$(3,283)	$-	$216,409

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,663,596	$53,495	$-	$3050	$2,720,141
Withdrawals from contractholder deposit funds	(3,142,775)	(255,647)	(2,996)	(3050)	(3,404,468)
Issuance of debt	100,000	-	-	-	100,000
Dividends paid to parent	(150,600)	-	-	-	(150,600)
Additional capital contributed to subsidiaries	(340)	-	340	-	-
Other, net	6,992	-	-	-	6,992

Net cash provided by (used in) financing activities	(523,127)	(202,152)	(2,656)	-	(727,935)

Net change in cash and cash equivalents	(218,859)	11,278	2,286	-	(205,295)

Cash and cash equivalents, beginning of period	500,199	43,262	9,488	-	552,949

Cash and cash equivalents, end of period	$281,340	$54,540	$11,774	$-	$347,654

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

16. SEGMENT INFORMATION

As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to more closely align with rating agency standards.  The changes impact the amount of capital and income on capital that is allocated to the Wealth Management, Individual Protection and Group Protection Segments from the Corporate Segment.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability, dental and stop loss insurance to small and mid-size employers in the State of New York, through the Company's subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, certain consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

16. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2007

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,087,817	$ 184,315	$ 97,657	$ 90,729	$ 1,460,518
Total expenditures	1,139,538	148,122	93,950	77,744	1,459,354
(Loss) income before income tax (benefit) expense	(51,721)	36,193	3,707	12,985	1,164

Net (loss) income	(19,734)	23,665	2,409	18,682	25,022

Total assets	$ 39,855,777	$ 10,767,117	$ 121,096	$1,062,777	$ 51,806,767

	Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,386,626	$ 101,447	$ 39,833	$ 100,567	$ 1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793
Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$ 41,485,295	$ 5,784,705	$ 78,838	$1,633,710	$ 48,982,548

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense and minority interest	122,311	3,544	271	45,901	172,027

Net income	93,570	2,443	176	36,963	133,152

Total assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

17.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the years ended December 31, 2007, 2006 and 2005, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory capital and surplus and net income were as follows:

	Unaudited for the Years ended December 31,
	2007	2006	2005

Statutory capital and surplus	$ 1,790,457	$ 1,610,425	$ 1,778,241
Statutory net (loss) income	(913,114)	123,305	140,827

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

18. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  Delaware, New York, Rhode Island, and Vermont have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $179.0 million in 2008 without prior approval from the Delaware Commissioner of Insurance.

In 2007, the Company did not pay any dividends to the Parent.  In 2006, the Company’s board of directors approved and the Company paid a $300.0 million dividend to the Parent.  In 2005, the Company’s board of directors approved and the Company paid a $200.0 million dividend to the Parent, consisting of $150.6 million in cash and $49.4 million in notes.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $20.7 million in 2008 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2007, 2006 or 2005.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.3 million in 2008 without prior approval from the Rhode Island Commissioner of Insurance.  .No dividends were paid by INDY during 2007, 2006 or 2005.

The Company’s new Vermont domestic insurance company subsidiary, Sun Life Vermont, is permitted to pay dividends only to the extent that its surplus and capital exceeds specified risk-based capital levels.  Sun Life Vermont may declare and pay dividends or distributions with respect to its common stock from its capital and surplus, subject to the following: (i) its total adjusted capital will equal or exceed 200% of its company action level risk-based capital after giving effect to the dividend or distribution and (ii) notice of each dividend or distribution is provided to the Vermont regulator within five days following the payment of the dividend or distribution.  No dividends were paid by Sun Life Vermont during 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31 were as follows:

	2007	2006	2005
Unrealized (losses) gains on available-for-sale securities	$ (317,402)	$ 38,400	$ 56,493
Changes in reserves due to unrealized (losses) gains on available-for-sale securities	(26,702)	(9,346)	(22,039)
Unrealized gains (losses) on pension and other postretirement plan adjustments	14,894	(2,332)	(2,834)
Changes in DAC due to unrealized (losses) gains on available-for-sale securities	189,687	(2,719)	(12,842)
Changes in VOBA due to unrealized (losses) gains on available-for-sale securities	-	470	(1,201)
Tax effect and other	47,120	(10,443)	1,683

Accumulated Other Comprehensive (Loss) Income	$ (92,403)	$ 14,030	$ 19,260

20. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2006-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the year ended December 31, 2007, the Company recorded a benefit of $12.0 million related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

20. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2007, minimum future lease payments under such leases were as follows:

2008	$ 1,377
2009	283
2010	45
Total	$ 1,705

Total rental expense for the years ended December 31, 2007, 2006 and 2005 was $9.4 million, $7.6 million and $8.5 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008.  As of December 31, 2007, the minimum future lease payments under the sublease agreements was $0.3 million.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 27, 2008

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Assets and Liabilities - December 31, 2007

Assets:
Investment in:	Shares	Cost	Value
Arnhold and S. Bleichroeder Advisers, Inc.
First Eagle Overseas Variable Fund Sub-Account (SGI)	2,806,980	$83,496,084	$82,974,328
Columbia Funds Variable Insurance Trust
Columbia Small Cap Value Fund Sub-Account (CSC)	1,005	19,142	18,101
Columbia Marsico 21st Century Portfolio Sub-Account (NMT)	9,288	117,914	135,980
Columbia Marsico 21st Century Fund Class B Sub-Account (MCC)	5,279,215	74,859,678	77,182,125
Columbia Marsico Growth Fund Class B Sub-Account (CMG)	339,420	7,220,135	7,548,709
Columbia Marsico Growth Portfolio Sub-Account (NNG)	8,598	152,724	191,573
Columbia Marsico International Opportunities Portfolio Sub-Account (NMI)	346,919	8,511,439	8,752,767
Fidelity Variable Insurance Products Funds
VIP Balanced Svc 2 Sub-Account (FVB)	846,070	13,385,260	13,240,999
VIP Freedom 2010 Portfolio Sub-Account (F10)	581,309	6,924,153	6,929,208
VIP Freedom 2015 Portfolio Sub-Account (F15)	1,440,316	17,327,233	17,658,270
VIP Freedom 2020 Portfolio Sub-Account (F20)	2,892,448	35,658,046	36,444,849
VIP Mid Cap Svc 2 Sub-Account (FVM)	3,894,960	135,739,077	138,777,417
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund Sub-Account (FMS)	5,505,395	108,856,648	111,153,921
Templeton Developing Markets Securities Fund Sub-Account (TDM)	4,865,836	72,375,374	77,853,382
Templeton Growth Securities Fund Class 2 Sub-Account (FTG)	2,718,163	41,685,707	41,968,435
Templeton Foreign Securities Fund Sub-Account (FTI)	24,804,911	405,867,767	502,299,455
Franklin Income Securities Class 2 Sub-Account (ISC)	2,342,240	41,305,324	40,544,176
Franklin Small Cap Value Securities Fund Sub-Account (FVS)	2,204,326	39,836,686	37,693,970
Franklin Strategic Income Securities Class 2 Sub-Account (SIC)	455,983	5,706,042	5,745,387
Lord Abbett Series Fund, Inc.
All Value Portfolio Sub-Account (LAV)	1,853,730	30,354,382	31,216,819
Growth & Income Portfolio Sub-Account (LA1)	19,256,480	547,658,791	537,448,360
Growth Opportunities Portfolio Sub-Account (LA9)	4,503,043	65,211,091	73,579,729
Mid Cap Value Portfolio Sub-Account (LA2)	5,567,206	119,654,462	105,220,200
MFS/Sun Life Series Trust
Bond S Class Sub-Account (MF7)	7,091,256	79,962,658	76,656,473
Bond Series Sub-Account (BDS)	9,529,929	108,103,729	103,780,922
Capital Appreciation S Class Sub-Account (MFD)	1,166,023	20,395,601	26,282,151
Capital Appreciation Series Sub-Account (CAS)	16,996,396	326,582,853	386,498,048
Capital Opportunities S Class Sub-Account (CO1) (j)	-	-	-
Capital Opportunities Series Sub-Account (COS) (j)	-	-	-
Emerging Growth S Class Sub-Account (MFF)	940,042	14,345,158	20,690,317
Emerging Growth Series Sub-Account (EGS)	10,654,596	176,854,519	238,343,307
Emerging Markets Equity S Class Sub-Account (EM1)	882,500	19,443,956	22,821,441
Emerging Markets Equity Series Sub-Account (EME)	3,522,727	76,583,602	92,084,076
Global Governments S Class Sub-Account (GG1)	356,100	3,858,343	4,023,926
Global Governments Series Sub-Account (GGS)	2,955,772	32,943,492	33,695,804
Global Growth S Class Sub-Account (GG2)	493,232	5,935,306	8,592,095
Global Growth Series Sub-Account (GGR)	7,117,302	80,911,732	124,837,473
Global Total Return S Class Sub-Account (GT2)	1,132,616	18,784,417	19,775,479
Global Total Return Series Sub-Account (GTR)	8,002,671	128,402,040	140,766,980
Government Securities S Class Sub-Account (MFK)	21,996,047	278,543,535	281,769,361
Government Securities Series Sub-Account (GSS)	19,203,660	249,393,492	247,535,174
High Yield S Class Sub-Account (MFC)	20,398,847	136,959,966	132,592,520
High Yield Series Sub-Account (HYS)	22,204,259	148,944,390	145,659,936
International Growth S Class Sub-Account (IG1)	1,508,095	22,467,550	26,436,905
International Growth Series Sub-Account (IGS)	7,071,915	97,006,937	124,677,866
International Investors Trust S Class Sub-Account (MI1)	11,424,792	214,742,676	211,701,396
International Investors Trust Series Sub-Account (MII)	6,091,302	103,631,725	113,785,515
Massachusetts Investors Growth Stock S Class Sub-Account (M1B)	9,315,979	90,546,086	107,972,193
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	24,484,436	247,936,064	286,223,058
Massachusetts Investors Trust S Class Sub-Account (MFL)	8,819,883	261,655,380	310,724,470
Massachusetts Investors Trust Series Sub-Account (MIT)	17,383,485	515,834,728	617,287,559

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Assets and Liabilities - December 31, 2007 - continued

MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Mid Cap Growth S Class Sub-Account (MC1)	4,777,018	$25,281,873	$31,671,628
Mid Cap Growth Series Sub-Account (MCS)	6,685,397	37,714,308	44,925,866
Mid Cap Value S Class Sub-Account (MCV)	1,960,907	21,734,725	21,844,506
Money Market S Class Sub-Account (MM1)	219,493,023	219,493,023	219,493,023
Money Market Series Sub-Account (MMS)	189,029,209	189,029,210	189,029,210
New Discovery S Class Sub-Account (M1A)	8,653,798	123,426,821	138,201,155
New Discovery Series Sub-Account (NWD)	6,099,268	77,427,769	99,052,106
Research S Class Sub-Account (RE1)	1,342,176	21,035,287	28,038,048
Research Series Sub-Account (RES)	12,267,566	200,231,988	258,109,579
Research Growth and Income S Class Sub-Account (RG1)	2,098,810	33,212,615	34,462,465
Research Growth and Income Series Sub-Account (RGS)	12,612,144	205,318,850	208,352,625
Research International S Class Sub-Account (RI1)	9,718,724	167,999,891	191,458,862
Research International Series Sub-Account (RIS)	4,928,287	76,348,162	98,171,475
Strategic Growth S Class Sub-Account (SG1) (j)	-	-	-
Strategic Growth Series Sub-Account (SGS) (j)	-	-	-
Strategic Income S Class Sub-Account (SI1)	1,833,935	19,332,036	18,944,550
Strategic Income Series Sub-Account (SIS)	4,617,441	48,805,249	48,021,387
Strategic Value S Class Sub-Account (SVS)	759,750	7,681,867	7,210,023
Technology S Class Sub-Account (TE1)	553,399	2,526,287	3,552,821
Technology Series Sub-Account (TEC)	3,237,117	15,523,001	21,170,746
Total Return S Class Sub-Account (MFJ)	43,482,280	817,978,481	840,512,468
Total Return Series Sub-Account (TRS)	46,202,097	823,140,811	900,940,904
Utilities S Class Sub-Account (MFE)	3,722,882	79,268,780	109,043,206
Utilities Series Sub-Account (UTS)	11,174,482	168,266,811	329,870,716
Value S Class Sub-Account (MV1)	7,406,549	113,670,178	138,206,204
Value Series Sub-Account (MVS)	13,780,789	197,625,956	258,803,210
Oppenheimer Variable Account Funds
Balanced VA Fund Sub-Account (OBV)	125,816	2,086,395	2,048,287
Capital Appreciation Fund Sub-Account (OCA)	882,758	33,806,849	41,295,413
Global Securities Fund Sub-Account (OGG)	1,207,352	41,128,747	43,790,664
Main Street Fund Sub-Account (OMG)	27,837,325	633,849,219	706,511,320
Main Street Small Cap Fund Sub-Account (OMS)	942,976	16,660,940	17,001,852
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio Sub-Account (PMB)	906,051	12,472,065	12,385,714
Low Duration Portfolio Sub-Account (PLD)	83,958,283	848,777,972	864,770,314
Real Return Porfolio Sub-Account (PRR)	4,249,495	52,401,540	53,416,156
Total Return Portfolio Sub-Account (PTR)	23,249,454	236,817,231	243,886,776
VIT All Asset Portfolio Sub-Account (PRA)	324,452	3,827,007	3,802,578
VIT Commodity Real Return Strategy Portfolio Sub-Account (PCR)	869,695	10,443,350	11,610,424
Sun Capital Advisers Trust
All Cap S Class Sub-Account (SSA)	687,013	8,306,039	7,577,757
Davis Venture Value S Class Sub-Account (SVV)	1,972,051	27,234,423	26,839,611
FI Large Cap Growth Fund Sub-Account (LGF)	217,511	2,197,124	2,312,144
Investment Grade Bond S Class Sub-Account (IGB)	2,496,254	24,010,819	23,839,225
Oppenheimer Main Street Small Cap S Class Sub-Account (VSC)	7,717,721	112,380,453	99,172,712
Real Estate Fund S Class Sub-Account (SRE)	8,191,201	184,800,000	161,039,015
Real Estate Fund Sub-Account (SC3)	731,297	13,960,066	13,338,861
Sun Capital Money Market S Class Sub-Account (CMM)	1,712,816	1,712,816	1,712,816
Van Kampen Life Insurance Trust
LIT Comstock II Sub-Account (VLC)	790,022	11,514,591	10,902,301
Wanger Advisors Trust
Wanger Select Sub-Account (WTF)	56,738	1,427,285	1,593,216
Wanger U.S. Smaller Companies Sub-Account (USC)	1,746	62,337	63,311
		$11,294,644,341	$12,447,789,855
Liability:
Payable to Sponsor			(5,196,673)
Net Assets Applicable to Participants			$12,442,593,182

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Assets and Liabilities - December 31, 2007 - continued

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Net Assets Applicable to Participants:
Arnhold and S. Bleichroeder Advisers, Inc.
SGI	7,791,583	$82,974,328	$-	$82,974,328
Columbia Funds Variable Insurance Trust
CSC	1,509	18,101	-	18,101
NMT	8,690	135,980	-	135,980
MCC	6,356,718	77,182,125	-	77,182,125
CMG	640,690	7,548,709	-	7,548,709
NNG	14,570	191,573	-	191,573
NMI	522,074	8,752,767	-	8,752,767
Fidelity Variable Insurance Products Funds
FVB	1,234,324	13,240,999	-	13,240,999
F10	585,651	6,929,208	-	6,929,208
F15	1,457,747	17,658,270	-	17,658,270
F20	2,944,857	36,444,849	-	36,444,849
FVM	11,884,177	138,777,417	-	138,777,417
Franklin Templeton Variable Insurance Products Trust
FMS	6,318,116	111,140,044	12,684	111,152,728
TDM	4,360,786	77,853,382	-	77,853,382
FTG	2,128,221	41,968,435	-	41,968,435
FTI	23,555,118	502,145,102	146,958	502,292,060
ISC	3,983,472	40,544,176	-	40,544,176
FVS	1,960,878	37,680,430	12,320	37,692,750
SIC	556,077	5,745,387	-	5,745,387
Lord Abbett Series Fund, Inc.
LAV	2,132,144	31,216,819	-	31,216,819
LA1	30,273,162	537,271,041	169,043	537,440,084
LA9	5,069,578	73,559,835	19,095	73,578,930
LA2	5,809,005	105,180,765	37,126	105,217,891
MFS/Sun Life Series Trust
MF7	6,110,178	76,648,977	6,549	76,655,526
BDS	6,896,916	103,462,624	416,695	103,879,319
MFD	2,498,904	26,269,828	10,030	26,279,858
CAS	26,120,429	382,493,892	3,017,872	385,511,764
CO1 (j)	-	-	-	-
COS (j)	-	-	-	-
MFF	1,464,903	20,689,801	-	20,689,801
EGS	18,485,750	237,356,260	884,096	238,240,356
EM1	808,424	22,821,441	-	22,821,441
EME	2,587,959	91,377,205	534,212	91,911,417
GG1	284,890	4,015,780	7,117	4,022,897
GGS	1,951,821	33,448,014	210,574	33,658,588
GG2	494,318	8,577,925	12,893	8,590,818
GGR	5,626,403	124,068,136	722,877	124,791,013
GT2	1,161,693	19,762,180	12,216	19,774,396
GTR	6,117,487	139,578,943	832,588	140,411,531
MFK	24,954,225	281,546,884	211,166	281,758,050
GSS	15,336,252	246,260,295	1,397,720	247,658,015
MFC	9,231,715	132,507,996	79,726	132,587,722
HYS	8,811,448	144,693,663	611,160	145,304,823
IG1	1,455,023	26,435,969	-	26,435,969
IGS	6,494,572	124,192,666	419,892	124,612,558
MI1	18,793,055	211,701,396	-	211,701,396
MII	4,858,869	113,207,288	506,747	113,714,035

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Assets and Liabilities - December 31, 2007 - continued

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Net Assets Applicable to Participants - continued:
MFS/Sun Life Series Trust - continued
M1B	8,274,394	$107,962,070	$9,258	$107,971,328
MIS	30,064,891	285,543,522	630,849	286,174,371
MFL	19,982,665	310,619,113	98,830	310,717,943
MIT	36,869,229	614,124,331	2,662,707	616,787,038
MC1	2,822,330	31,663,965	6,244	31,670,209
MCS	7,235,851	44,853,399	60,741	44,914,140
MCV	1,314,251	21,793,387	50,244	21,843,631
MM1	21,267,373	219,369,892	119,401	219,489,293
MMS	14,742,422	186,897,058	1,627,054	188,524,112
M1A	9,051,054	138,142,971	53,233	138,196,204
NWD	8,362,104	98,770,558	249,236	99,019,794
RE1	1,853,837	28,028,788	8,090	28,036,878
RES	14,094,806	256,616,156	1,202,020	257,818,176
RG1	2,707,973	34,427,559	30,627	34,458,186
RGS	14,862,669	207,786,775	454,633	208,241,408
RI1	7,944,489	191,407,912	48,963	191,456,875
RIS	5,162,219	97,893,773	305,890	98,199,663
SG1 (j)	-	-	-	-
SGS (j)	-	-	-	-
SI1	1,425,992	18,928,001	14,965	18,942,966
SIS	3,392,931	47,841,437	166,441	48,007,878
SVS	511,648	7,210,023	-	7,210,023
TE1	314,493	3,552,821	-	3,552,821
TEC	4,080,642	21,147,048	19,590	21,166,638
MFJ	57,895,390	840,217,561	284,465	840,502,026
TRS	39,711,318	894,435,365	5,221,379	899,656,744
MFE	3,613,171	109,015,415	24,395	109,039,810
UTS	11,423,450	328,581,496	1,020,402	329,601,898
MV1	8,166,089	138,176,759	26,199	138,202,958
MVS	13,437,738	257,728,577	1,005,775	258,734,352
Oppenheimer Variable Account Fund
OBV	199,285	2,048,287	-	2,048,287
OCA	2,405,555	41,281,262	12,932	41,294,194
OGG	2,653,815	43,790,664	-	43,790,664
OMG	44,367,479	706,363,535	140,979	706,504,514
OMS	870,402	17,001,852	-	17,001,852
PIMCO Variable Insurance Trust
PMB	635,006	12,385,714	-	12,385,714
PLD	80,692,069	864,606,014	154,448	864,760,462
PRR	4,125,528	53,416,156	-	53,416,156
PTR	20,114,681	243,830,458	53,245	243,883,703
PRA	340,476	3,802,578	-	3,802,578
PCR	977,885	11,610,424	-	11,610,424
Sun Capital Advisers Trust
SSA	643,565	7,577,757	-	7,577,757
SVV	2,540,048	26,839,611	-	26,839,611
LGF	223,425	2,312,144	-	2,312,144
IGB	2,196,971	23,839,225	-	23,839,225
VSC	10,111,572	99,172,712	-	99,172,712
SRE	10,404,402	161,009,263	28,575	161,037,838
SC3	608,427	13,329,767	8,312	13,338,079
CMM	161,444	1,712,816	-	1,712,816

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Assets and Liabilities - December 31, 2007 - continued

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
Net Assets Applicable to Participants - continued:	Units	Value	Annuities	Total
Van Kampen Life Insurance Trust
VLC	1,104,540	$10,902,301	$-	$10,902,301
Wanger Advisors Trust
WTF	109,329	1,593,216	-	1,593,216
USC	5,229	63,311	-	63,311
Net Assets		$12,416,501,704	$26,091,478	$12,442,593,182

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007

	SGI	CSC	NMT	MCC
	Sub-Account (k)	Sub-Account	Sub-Account	Sub-Account (k)
Income and Expenses:
Dividend income	$-	$48	$666	$89,771
Mortality and expense risk charges	(472,803)	(265)	(1,716)	(460,784)
Distribution and administrative expense charges	(56,736)	(32)	(206)	(55,294)
Net investment income (loss)	$(529,539)	$(249)	$(1,256)	$(426,307)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$71,138	$64	$1,881	$253,679
Realized gain distributions	-	1,912	6,671	1,562,809
Net realized gains (losses)	$71,138	$1,976	$8,552	$1,816,488

Net unrealized appreciation (depreciation) on investments:
End of year	$(521,756)	$(1,041)	$18,066	$2,322,447
Beginning of year	-	1,456	5,722	-
Change in unrealized appreciation (depreciation)	$(521,756)	$(2,497)	$12,344	$2,322,447

Realized and unrealized gains (losses)	$(450,618)	$(521)	$20,896	$4,138,935
Increase (Decrease) in net assets from operations	$(980,157)	$(770)	$19,640	$3,712,628

	CMG	NNG	NMI	FVB
	Sub-Account (k)	Sub-Account	Sub-Account	Sub-Account (k)
Income and Expenses:
Dividend income	$-	$187	$2,222	$178,316
Mortality and expense risk charges	(38,964)	(3,578)	(38,973)	(63,235)
Distribution and administrative expense charges	(4,676)	(429)	(4,677)	(7,588)
Net investment income (loss)	$(43,640)	$(3,820)	$(41,428)	$107,493

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$45,441	$15,585	$34,161	$3,697
Realized gain distributions	-	-	80,828	-
Net realized gains (losses)	$45,441	$15,585	$114,989	$3,697

Net unrealized appreciation (depreciation) on investments:
End of year	$328,574	$38,849	$241,328	$(144,261)
Beginning of year	-	13,538	14,496	-
Change in unrealized appreciation (depreciation)	$328,574	$25,311	$226,832	$(144,261)

Realized and unrealized gains (losses)	$374,015	$40,896	$341,821	$(140,564)
Increase (Decrease) in net assets from operations	$330,375	$37,076	$300,393	$(33,071)

(k) For the period March  5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	F10	F15	F20	FVM
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (k)
Income and Expenses:
Dividend income	$153,802	$431,614	$689,731	$309,026
Mortality and expense risk charges	(73,792)	(215,753)	(425,617)	(836,185)
Distribution and administrative expense charges	(8,855)	(25,890)	(51,074)	(100,342)
Net investment income (loss)	$71,155	$189,971	$213,040	$(627,501)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$147,451	$78,379	$282,125	$109,267
Realized gain distributions	150,284	449,035	991,460	-
Net realized gains (losses)	$297,735	$527,414	$1,273,585	$109,267

Net unrealized appreciation (depreciation) on investments:
End of year	$5,055	$331,037	$786,803	$3,038,340
Beginning of year	94,944	259,629	492,573	-
Change in unrealized appreciation (depreciation)	$(89,889)	$71,408	$294,230	$3,038,340

Realized and unrealized gains (losses)	$207,846	$598,822	$1,567,815	$3,147,607
Increase (Decrease) in net assets from operations	$279,001	$788,793	$1,780,855	$2,520,106

	FMS	TDM	FTG	FTI
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,185,387	$692,776	$428,329	$10,074,196
Mortality and expense risk charges	(1,364,012)	(563,636)	(522,494)	(8,112,879)
Distribution and administrative expense charges	(163,681)	(67,636)	(62,699)	(973,545)
Net investment income (loss)	$(342,306)	$61,504	$(156,864)	$987,772

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$2,226,199	$1,016,667	$874,028	$29,857,939
Realized gain distributions	2,902,209	2,262,751	1,366,666	22,978,024
Net realized gains (losses)	$5,128,408	$3,279,418	$2,240,694	$52,835,963

Net unrealized appreciation (depreciation) on investments:
End of year	$2,297,273	$5,478,008	$282,728	$96,431,688
Beginning of year	7,536,344	891,483	2,624,808	86,345,350
Change in unrealized appreciation (depreciation)	$(5,239,071)	$4,586,525	$(2,342,080)	$10,086,338

Realized and unrealized gains (losses)	$(110,663)	$7,865,943	$(101,386)	$62,922,301
Increase (Decrease) in net assets from operations	$(452,969)	$7,927,447	$(258,250)	$63,910,073

(k) For the period March  5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	ISC	FVS	SIC	LAV
	Sub-Account (k)	Sub-Account	Sub-Account (k)	Sub-Account
Income and Expenses:
Dividend income	$344,808	$252,179	$60,743	$156,053
Mortality and expense risk charges	(240,988)	(612,294)	(27,486)	(433,993)
Distribution and administrative expense charges	(28,919)	(73,475)	(3,298)	(52,079)
Net investment income (loss)	$74,901	$(433,590)	$29,959	$(330,019)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(55,406)	$1,941,020	$(23,725)	$895,471
Realized gain distributions	63,946	2,593,138	3,461	1,168,200
Net realized gains (losses)	$8,540	$4,534,158	$(20,264)	$2,063,671

Net unrealized appreciation (depreciation) on investments:
End of year	$(761,148)	$(2,142,716)	$39,345	$862,437
Beginning of year	-	4,026,641	-	1,529,977
Change in unrealized appreciation (depreciation)	$(761,148)	$(6,169,357)	$39,345	$(667,540)

Realized and unrealized gains (losses)	$(752,608)	$(1,635,199)	$19,081	$1,396,131
Increase (Decrease) in net assets from operations	$(677,707)	$(2,068,789)	$49,040	$1,066,112

	LA1	LA9	LA2	MF7
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$6,604,816	$-	$472,337	$4,322,226
Mortality and expense risk charges	(6,653,464)	(1,129,692)	(1,603,175)	(1,111,238)
Distribution and administrative expense charges	(798,416)	(135,563)	(192,381)	(133,349)
Net investment income (loss)	$(847,064)	$(1,265,255)	$(1,323,219)	$3,077,639

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$1,731,181	$3,551,735	$2,038,424	$(1,907,910)
Realized gain distributions	36,421,892	6,073,812	13,885,484	-
Net realized gains (losses)	$38,153,073	$9,625,547	$15,923,908	$(1,907,910)

Net unrealized appreciation (depreciation) on investments:
End of year	$(10,210,431)	$8,368,638	$(14,434,262)	$(3,306,185)
Beginning of year	24,637,136	4,559,822	2,697,087	(3,398,900)
Change in unrealized appreciation (depreciation)	$(34,847,567)	$3,808,816	$(17,131,349)	$92,715

Realized and unrealized gains (losses)	$3,305,506	$13,434,363	$(1,207,441)	$(1,815,195)
Increase (Decrease) in net assets from operations	$2,458,442	$12,169,108	$(2,530,660)	$1,262,444

(k) For the period March  5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	BDS	MFD	CAS	CO1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (j)
Income and Expenses:
Dividend income	$7,064,633	$-	$837,861	$59,350
Mortality and expense risk charges	(1,462,873)	(383,060)	(5,278,515)	(115,014)
Distribution and administrative expense charges	(175,545)	(45,967)	(633,422)	(13,802)
Net investment income (loss)	$5,426,215	$(429,027)	$(5,074,076)	$(69,466)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(2,957,466)	$2,025,567	$(2,422,855)	$5,406,194
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(2,957,466)	$2,025,567	$(2,422,855)	$5,406,194

Net unrealized appreciation (depreciation) on investments:
End of year	$(4,322,807)	$5,886,550	$59,915,195	$-
Beginning of year	(4,131,388)	4,975,545	13,028,919	3,741,609
Change in unrealized appreciation (depreciation)	$(191,419)	$911,005	$46,886,276	$(3,741,609)

Realized and unrealized gains (losses)	$(3,148,885)	$2,936,572	$44,463,421	$1,664,585
Increase (Decrease) in net assets from operations	$2,277,330	$2,507,545	$39,389,345	$1,595,119

	COS	MFF	EGS	EM1
	Sub-Account (j)	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,126,733	$-	$-	$389,417
Mortality and expense risk charges	(1,041,150)	(286,393)	(3,256,163)	(306,721)
Distribution and administrative expense charges	(124,938)	(34,367)	(390,740)	(36,807)
Net investment income (loss)	$(39,355)	$(320,760)	$(3,646,903)	$45,889

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$17,298,523	$1,779,941	$5,549,744	$1,680,960
Realized gain distributions	-	-	-	4,095,128
Net realized gains (losses)	$17,298,523	$1,779,941	$5,549,744	$5,776,088

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$6,345,159	$61,488,788	$3,377,485
Beginning of year	1,172,757	4,337,182	17,923,187	3,146,647
Change in unrealized appreciation (depreciation)	$(1,172,757)	$2,007,977	$43,565,601	$230,838

Realized and unrealized gains (losses)	$16,125,766	$3,787,918	$49,115,345	$6,006,926
Increase (Decrease) in net assets from operations	$16,086,411	$3,467,158	$45,468,442	$6,052,815

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	EME	GG1	GGS	GG2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,820,707	$64,591	$703,977	$122,711
Mortality and expense risk charges	(1,161,648)	(50,890)	(438,402)	(121,817)
Distribution and administrative expense charges	(139,398)	(6,107)	(52,608)	(14,618)
Net investment income (loss)	$519,661	$7,594	$212,967	$(13,724)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$13,751,651	$(43,581)	$(1,005,448)	$763,954
Realized gain distributions	17,510,064	-	-	-
Net realized gains (losses)	$31,261,715	$(43,581)	$(1,005,448)	$763,954

Net unrealized appreciation (depreciation) on investments:
End of year	$15,500,474	$165,583	$752,312	$2,656,789
Beginning of year	21,066,822	(115,033)	(2,335,349)	2,501,296
Change in unrealized appreciation (depreciation)	$(5,566,348)	$280,616	$3,087,661	$155,493

Realized and unrealized gains (losses)	$25,695,367	$237,035	$2,082,213	$919,447
Increase (Decrease) in net assets from operations	$26,215,028	$244,629	$2,295,180	$905,723

	GGR	GT2	GTR	MFK
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$2,273,376	$382,940	$3,299,565	$13,555,872
Mortality and expense risk charges	(1,710,848)	(261,742)	(1,896,756)	(4,446,448)
Distribution and administrative expense charges	(205,302)	(31,409)	(227,611)	(533,574)
Net investment income (loss)	$357,226	$89,789	$1,175,198	$8,575,850

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$12,581,196	$619,747	$6,887,643	$(3,552,381)
Realized gain distributions	-	1,746,265	13,547,584	-
Net realized gains (losses)	$12,581,196	$2,366,012	$20,435,227	$(3,552,381)

Net unrealized appreciation (depreciation) on investments:
End of year	$43,925,741	$991,062	$12,364,940	$3,225,826
Beginning of year	41,795,991	2,192,948	23,331,082	(6,102,905)
Change in unrealized appreciation (depreciation)	$2,129,750	$(1,201,886)	$(10,966,142)	$9,328,731

Realized and unrealized gains (losses)	$14,710,946	$1,164,126	$9,469,085	$5,776,350
Increase (Decrease) in net assets from operations	$15,068,172	$1,253,915	$10,644,283	$14,352,200

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	GSS	MFC	HYS	IG1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$13,143,292	$8,811,435	$12,782,061	$255,123
Mortality and expense risk charges	(3,336,065)	(1,913,407)	(2,154,825)	(321,734)
Distribution and administrative expense charges	(400,328)	(229,609)	(258,579)	(38,608)
Net investment income (loss)	$9,406,899	$6,668,419	$10,368,657	$(105,219)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(5,789,686)	$(339,994)	$423,897	$2,507,816
Realized gain distributions	-	-	-	3,205,120
Net realized gains (losses)	$(5,789,686)	$(339,994)	$423,897	$5,712,936

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,858,318)	$(4,367,446)	$(3,284,454)	$3,969,355
Beginning of year	(12,550,984)	2,374,320	6,126,830	6,633,497
Change in unrealized appreciation (depreciation)	$10,692,666	$(6,741,766)	$(9,411,284)	$(2,664,142)

Realized and unrealized gains (losses)	$4,902,980	$(7,081,760)	$(8,987,387)	$3,048,794
Increase (Decrease) in net assets from operations	$14,309,879	$(413,341)	$1,381,270	$2,943,575

	IGS	MI1	MII	M1B
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,849,691	$728,822	$2,080,214	$104,888
Mortality and expense risk charges	(1,704,379)	(1,418,487)	(1,629,062)	(1,488,928)
Distribution and administrative expense charges	(204,525)	(170,218)	(195,487)	(178,671)
Net investment income (loss)	$(59,213)	$(859,883)	$255,665	$(1,562,711)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$15,996,023	$908,180	$13,102,666	$6,019,760
Realized gain distributions	19,500,569	5,666,427	15,499,548	-
Net realized gains (losses)	$35,496,592	$6,574,607	$28,602,214	$6,019,760

Net unrealized appreciation (depreciation) on investments:
End of year	$27,670,929	$(3,041,280)	$10,153,790	$17,426,105
Beginning of year	44,917,676	2,486,383	31,498,352	13,496,878
Change in unrealized appreciation (depreciation)	$(17,246,747)	$(5,527,663)	$(21,344,562)	$3,929,227

Realized and unrealized gains (losses)	$18,249,845	$1,046,944	$7,257,652	$9,948,987
Increase (Decrease) in net assets from operations	$18,190,632	$187,061	$7,513,317	$8,386,276

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	MIS	MFL	MIT	MC1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,095,953	$3,204,380	$8,276,571	$-
Mortality and expense risk charges	(3,920,317)	(4,981,308)	(8,957,560)	(511,950)
Distribution and administrative expense charges	(470,438)	(597,757)	(1,074,907)	(61,434)
Net investment income (loss)	$(3,294,802)	$(2,374,685)	$(1,755,896)	$(573,384)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(12,150,016)	$10,464,466	$7,368,859	$2,647,730
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(12,150,016)	$10,464,466	$7,368,859	$2,647,730

Net unrealized appreciation (depreciation) on investments:
End of year	$38,286,994	$49,069,090	$101,452,831	$6,389,755
Beginning of year	(5,626,129)	44,604,682	73,274,903	5,718,267
Change in unrealized appreciation (depreciation)	$43,913,123	$4,464,408	$28,177,928	$671,488

Realized and unrealized gains (losses)	$31,763,107	$14,928,874	$35,546,787	$3,319,218
Increase (Decrease) in net assets from operations	$28,468,305	$12,554,189	$33,790,891	$2,745,834

	MCS	MCV Sub-Account	MM1	MMS
	Sub-Account		Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$19,627	$117,840	$8,154,877	$9,039,051
Mortality and expense risk charges	(672,234)	(366,417)	(2,870,154)	(2,426,420)
Distribution and administrative expense charges	(80,668)	(43,970)	(344,418)	(291,170)
Net investment income (loss)	$(733,275)	$(292,547)	$4,940,305	$6,321,461

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$5,385,885	$704,416	$-	$-
Realized gain distributions	-	940,902	-	-
Net realized gains (losses)	$5,385,885	$1,645,318	$-	$-

Net unrealized appreciation (depreciation) on investments:
End of year	$7,211,558	$109,781	$-	$-
Beginning of year	7,633,258	1,339,357	-	-
Change in unrealized appreciation (depreciation)	$(421,700)	$(1,229,576)	$-	$-

Realized and unrealized gains (losses)	$4,964,185	$415,742	$-	$-
Increase (Decrease) in net assets from operations	$4,230,910	$123,195	$4,940,305	$6,321,461

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	M1A	NWD	RE1	RES
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$-	$177,691	$2,368,535
Mortality and expense risk charges	(2,196,193)	(1,550,011)	(420,935)	(3,561,075)
Distribution and administrative expense charges	(263,543)	(186,001)	(50,512)	(427,329)
Net investment income (loss)	$(2,459,736)	$(1,736,012)	$(293,756)	$(1,619,869)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$5,059,725	$9,313,256	$2,236,724	$7,068,936
Realized gain distributions	3,758,980	3,168,273	-	-
Net realized gains (losses)	$8,818,705	$12,481,529	$2,236,724	$7,068,936

Net unrealized appreciation (depreciation) on investments:
End of year	$14,774,334	$21,624,337	$7,002,761	$57,877,591
Beginning of year	20,402,707	29,702,508	5,827,719	31,463,761
Change in unrealized appreciation (depreciation)	$(5,628,373)	$(8,078,171)	$1,175,042	$26,413,830

Realized and unrealized gains (losses)	$3,190,332	$4,403,358	$3,411,766	$33,482,766
Increase (Decrease) in net assets from operations	$730,596	$2,667,346	$3,118,010	$31,862,897

	RG1	RGS	RI1	RIS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$40,027	$369,212	$1,622,418	$1,242,995
Mortality and expense risk charges	(334,876)	(2,031,750)	(2,744,353)	(1,431,664)
Distribution and administrative expense charges	(40,185)	(243,810)	(329,322)	(171,800)
Net investment income (loss)	$(335,034)	$(1,906,348)	$(1,451,257)	$(360,469)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$816,081	$12,712,287	$8,851,443	$15,174,782
Realized gain distributions	1,656,791	8,792,753	18,712,002	12,210,156
Net realized gains (losses)	$2,472,872	$21,505,040	$27,563,445	$27,384,938

Net unrealized appreciation (depreciation) on investments:
End of year	$1,249,850	$3,033,775	$23,458,971	$21,823,313
Beginning of year	2,785,104	18,694,136	31,991,125	36,811,174
Change in unrealized appreciation (depreciation)	$(1,535,254)	$(15,660,361)	$(8,532,154)	$(14,987,861)

Realized and unrealized gains (losses)	$937,618	$5,844,679	$19,031,291	$12,397,077
Increase (Decrease) in net assets from operations	$602,584	$3,938,331	$17,580,034	$12,036,608

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	SG1	SGS	SI1	SIS
	Sub-Account (j)	Sub-Account (j)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$30,983	$1,034,821	$2,826,480
Mortality and expense risk charges	(292,721)	(184,404)	(283,501)	(666,159)
Distribution and administrative expense charges	(35,126)	(22,128)	(34,020)	(79,939)
Net investment income (loss)	$(327,847)	$(175,549)	$717,300	$2,080,382

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$7,651,615	$5,993,733	$(61,146)	$(182,539)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$7,651,615	$5,993,733	$(61,146)	$(182,539)

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$-	$(387,486)	$(783,862)
Beginning of year	4,783,277	3,834,880	(72,937)	110,671
Change in unrealized appreciation (depreciation)	$(4,783,277)	$(3,834,880)	$(314,549)	$(894,533)

Realized and unrealized gains (losses)	$2,868,338	$2,158,853	$(375,695)	$(1,077,072)
Increase (Decrease) in net assets from operations	$2,540,491	$1,983,304	$341,605	$1,003,310

	SVS	TE1	TEC	MFJ
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$128,507	$-	$-	$21,608,259
Mortality and expense risk charges	(128,112)	(42,849)	(252,803)	(12,283,003)
Distribution and administrative expense charges	(15,373)	(5,142)	(30,336)	(1,473,960)
Net investment income (loss)	$(14,978)	$(47,991)	$(283,139)	$7,851,296

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$259,033	$307,680	$1,783,165	$10,589,763
Realized gain distributions	594,422	-	-	31,459,984
Net realized gains (losses)	$853,455	$307,680	$1,783,165	$42,049,747

Net unrealized appreciation (depreciation) on investments:
End of year	$(471,844)	$1,026,534	$5,647,745	$22,533,987
Beginning of year	624,831	767,671	4,053,421	55,433,712
Change in unrealized appreciation (depreciation)	$(1,096,675)	$258,863	$1,594,324	$(32,899,725)

Realized and unrealized gains (losses)	$(243,220)	$566,543	$3,377,489	$9,150,022
Increase (Decrease) in net assets from operations	$(258,198)	$518,552	$3,094,350	$17,001,318
(j) Sub-Account closed on June 25, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	TRS	MFE	UTS	MV1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$30,213,439	$952,956	$4,509,071	$1,917,428
Mortality and expense risk charges	(12,697,707)	(1,313,838)	(4,339,004)	(2,104,836)
Distribution and administrative expense charges	(1,523,725)	(157,661)	(520,681)	(252,580)
Net investment income (loss)	$15,992,007	$(518,543)	$(350,614)	$(439,988)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$27,075,991	$7,936,076	$37,208,278	$9,560,247
Realized gain distributions	40,727,573	-	-	8,133,251
Net realized gains (losses)	$67,803,564	$7,936,076	$37,208,278	$17,693,498

Net unrealized appreciation (depreciation) on investments:
End of year	$77,800,093	$29,774,426	$161,603,905	$24,536,026
Beginning of year	129,535,798	18,020,622	118,258,903	33,572,765
Change in unrealized appreciation (depreciation)	$(51,735,705)	$11,753,804	$43,345,002	$(9,036,739)

Realized and unrealized gains (losses)	$16,067,859	$19,689,880	$80,553,280	$8,656,759
Increase (Decrease) in net assets from operations	$32,059,866	$19,171,337	$80,202,666	$8,216,771

	MVS	OBV	OCA	OGG
	Sub-Account	Sub-Account (k)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$4,805,998	$833	$4,003	$406,796
Mortality and expense risk charges	(3,875,596)	(11,567)	(707,191)	(614,809)
Distribution and administrative expense charges	(465,071)	(1,388)	(84,863)	(73,777)
Net investment income (loss)	$465,331	$(12,122)	$(788,051)	$(281,790)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$30,660,076	$809	$3,114,782	$1,233,692
Realized gain distributions	17,456,751	2,864	-	1,701,234
Net realized gains (losses)	$48,116,827	$3,673	$3,114,782	$2,934,926

Net unrealized appreciation (depreciation) on investments:
End of year	$61,177,254	$(38,108)	$7,488,564	$2,661,917
Beginning of year	90,080,125	-	5,027,664	3,927,889
Change in unrealized appreciation (depreciation)	$(28,902,871)	$(38,108)	$2,460,900	$(1,265,972)

Realized and unrealized gains (losses)	$19,213,956	$(34,435)	$5,575,682	$1,668,954
Increase (Decrease) in net assets from operations	$19,679,287	$(46,557)	$4,787,631	$1,387,164

(k) For the period March 5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	OMG	OMS	PMB	PLD
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$4,491,734	$31,655	$645,278	$31,149,061
Mortality and expense risk charges	(9,645,745)	(309,369)	(183,020)	(10,350,124)
Distribution and administrative expense charges	(1,157,489)	(37,124)	(21,962)	(1,242,015)
Net investment income (loss)	$(6,311,500)	$(314,838)	$440,296	$19,556,922

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$7,564,726	$1,300,784	$80,124	$(385,400)
Realized gain distributions	-	684,604	242,738	-
Net realized gains (losses)	$7,564,726	$1,985,388	$322,862	$(385,400)

Net unrealized appreciation (depreciation) on investments:
End of year	$72,662,101	$340,912	$(86,351)	$15,992,342
Beginning of year	65,051,556	2,530,944	260,594	(3,831,703)
Change in unrealized appreciation (depreciation)	$7,610,545	$(2,190,032)	$(346,945)	$19,824,045

Realized and unrealized gains (losses)	$15,175,271	$(204,644)	$(24,083)	$19,438,645
Increase (Decrease) in net assets from operations	$8,863,771	$(519,482)	$416,213	$38,995,567

	PRR	PTR	PRA	PCR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$2,070,864	$6,846,681	$249,607	$395,741
Mortality and expense risk charges	(714,793)	(2,251,313)	(47,775)	(122,146)
Distribution and administrative expense charges	(85,775)	(270,158)	(5,733)	(14,657)
Net investment income (loss)	$1,270,296	$4,325,210	$196,099	$258,938

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(637,087)	$(199,728)	$(451)	$95,790
Realized gain distributions	125,011	-	-	-
Net realized gains (losses)	$(512,076)	$(199,728)	$(451)	$95,790

Net unrealized appreciation (depreciation) on investments:
End of year	$1,014,616	$7,069,546	$(24,429)	$1,167,074
Beginning of year	(2,305,606)	(1,587,302)	(11,013)	(264,119)
Change in unrealized appreciation (depreciation)	$3,320,222	$8,656,848	$(13,416)	$1,431,193

Realized and unrealized gains (losses)	$2,808,146	$8,457,120	$(13,867)	$1,526,983
Increase (Decrease) in net assets from operations	$4,078,442	$12,782,330	$182,232	$1,785,921

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	SSA	SVV	LGF	IGB
	Sub-Account	Sub-Account (k)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$47,246	$70,788	$-	$815,007
Mortality and expense risk charges	(110,090)	(172,251)	(26,141)	(262,384)
Distribution and administrative expense charges	(13,211)	(20,670)	(3,137)	(31,486)
Net investment income (loss)	$(76,055)	$(122,133)	$(29,278)	$521,137

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$75,990	$40,195	$24,771	$(80,573)
Realized gain distributions	486,022	-	5,497	-
Net realized gains (losses)	$562,012	$40,195	$30,268	$(80,573)

Net unrealized appreciation (depreciation) on investments:
End of year	$(728,282)	$(394,812)	$115,020	$(171,594)
Beginning of year	387,293	-	42,910	(32,930)
Change in unrealized appreciation (depreciation)	$(1,115,575)	$(394,812)	$72,110	$(138,664)

Realized and unrealized gains (losses)	$(553,563)	$(354,617)	$102,378	$(219,237)
Increase (Decrease) in net assets from operations	$(629,618)	$(476,750)	$73,100	$301,900

	VSC	SRE	SC3	CMM
	Sub-Account (k)	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$1,684,908	$227,689	$66,783
Mortality and expense risk charges	(597,862)	(2,075,411)	(290,012)	(22,855)
Distribution and administrative expense charges	(71,744)	(249,049)	(34,801)	(2,743)
Net investment income (loss)	$(669,606)	$(639,552)	$(97,124)	$41,185

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(48,816)	$1,946,989	$2,473,842	$-
Realized gain distributions	7,104,922	16,799,436	1,896,127	-
Net realized gains (losses)	$7,056,106	$18,746,425	$4,369,969	$-

Net unrealized appreciation (depreciation) on investments:
End of year	$(13,207,741)	$(23,760,985)	$(621,205)	$-
Beginning of year	-	18,097,465	6,046,756	-
Change in unrealized appreciation (depreciation)	$(13,207,741)	$(41,858,450)	$(6,667,961)	$-

Realized and unrealized gains (losses)	$(6,151,635)	$(23,112,025)	$(2,297,992)	$-
Increase (Decrease) in net assets from operations	$(6,821,241)	$(23,751,577)	$(2,395,116)	$41,185

(k) For the period March 5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2007 - continued

	VLC	WTF	USC
	Sub-Account (k)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$52	$-	$-
Mortality and expense risk charges	(65,653)	(21,594)	(759)
Distribution and administrative expense charges	(7,878)	(2,591)	(91)
Net investment income (loss)	$(73,479)	$(24,185)	$(850)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(14,785)	$48,932	$121
Realized gain distributions	744	21,856	1,697
Net realized gains (losses)	$(14,041)	$70,788	$1,818

Net unrealized appreciation (depreciation) on investments:
End of year	$(612,290)	$165,931	$974
Beginning of year	-	141,870	1,403
Change in unrealized appreciation (depreciation)	$(612,290)	$24,061	$(429)

Realized and unrealized gains (losses)	$(626,331)	$94,849	$1,389
Increase (Decrease) in net assets from operations	$(699,810)	$70,664	$539

(k) For the period March  5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets

	SGI		CSC		NMT		MCC		CMG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007 (k)	2006	2007	2006	2007	2006	2007 (k)	2006	2007 (k)	2006
Operations:
Net investment income (loss)	$(529,539)	$-	$(249)	$(114)	$(1,256)	$(313)	$(426,307)	$-	$(43,640)	$-
Net realized gains (losses)	71,138	-	1,976	185	8,552	625	1,816,488	-	45,441	-
Net unrealized gains (losses)	(521,756)	-	(2,497)	1,436	12,344	5,746	2,322,447	-	328,574	-
Increase (Decrease) in net assets from operations	$(980,157)	$-	$(770)	$1,507	$19,640	$6,058	$3,712,628	$-	$330,375	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$65,846,491	$-	$-	$9,915	$39,106	$61,037	$59,908,830	$-	$5,920,249	$-
Net transfers between Sub-Accounts and
Fixed Account	18,942,858	-	1,282	35	(4,292)	10,788	14,261,897	-	1,352,946	-
Withdrawals, surrenders, annuitizations and
contract charges	(834,864)	-	(61)	(7)	(1,561)	-	(701,230)	-	(54,861)	-
Net accumulation activity	$83,954,485	$-	$1,221	$9,943	$33,253	$71,825	$73,469,497	$-	$7,218,334	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-

Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Increase (Decrease) in net assets from contract
owner transactions	$83,954,485	$-	$1,221	$9,943	$33,253	$71,825	$73,469,497	$-	$7,218,334	$-

Increase (Decrease) in net assets	$82,974,328	$-	$451	$11,450	$52,893	$77,883	$77,182,125	$-	$7,548,709	$-

Net Assets:
Beginning of year	$-	$-	$17,650	$6,200	$83,087	$5,204	$-	$-	$-	$-
End of year	$82,974,328	$-	$18,101	$17,650	$135,980	$83,087	$77,182,125	$-	$7,548,709	$-

Unit Transactions:
Beginning of year	-	-	1,411	583	6,233	462	-	-	-	-
Purchased	6,114,623	-	-	826	2,825	4,870	5,221,770	-	526,212	-
Transferred between Sub-Accounts and Fixed
Accumulation Account	1,758,234	-	103	3	(264)	901	1,217,807	-	121,380	-
Withdrawn, Surrendered, and Annuitized	(81,274)	-	(5)	(1)	(104)	-	(82,859)	-	(6,902)	-

End of year	7,791,583	-	1,509	1,411	8,690	6,233	6,356,718	-	640,690	-

(k) For the period March 5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	NNG		NMI		FVB		F10		F15
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007 (k)	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(3,820)	$(1,705)	$(41,428)	$(614)	$107,493	$-	$71,155	$22,067	$189,971	$25,617
Net realized gains (losses)	15,585	158	114,989	1,301	3,697	-	297,735	32,882	527,414	77,580
Net unrealized gains (losses)	25,311	11,040	226,832	13,230	(144,261)	-	(89,889)	96,523	71,408	261,343
Increase (Decrease) in net assets from operations	$37,076	$9,493	$300,393	$13,917	$(33,071)	$-	$279,001	$151,472	$788,793	$364,540

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$71,000	$4,686,269	$121,430	$11,284,487	$-	$3,000,621	$1,158,982	$5,208,788	$6,031,331
Net transfers between Sub-Accounts and
Fixed Account	(70,920)	95,841	3,698,982	14,492	2,024,387	-	917,950	1,435,328	4,077,064	1,773,873
Withdrawals, surrenders, annuitizations and
contract charges	(1,179)	(74)	(98,222)	-	(34,804)	-	(242,462)	(15,247)	(505,227)	(349,436)
Net accumulation activity	$(72,099)	$166,767	$8,287,029	$135,922	$13,274,070	$-	$3,676,109	$2,579,063	$8,780,625	$7,455,768

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$(72,099)	$166,767	$8,287,029	$135,922	$13,274,070	$-	$3,676,109	$2,579,063	$8,780,625	$7,455,768

Increase (Decrease) in net assets	$(35,023)	$176,260	$8,587,422	$149,839	$13,240,999	$-	$3,955,110	$2,730,535	$9,569,418	$7,820,308

Net Assets:
Beginning of year	$226,596	$50,336	$165,345	$15,506	$-	$-	$2,974,098	$243,563	$8,088,852	$268,544
End of year	$191,573	$226,596	$8,752,767	$165,345	$13,240,999	$-	$6,929,208	$2,974,098	$17,658,270	$8,088,852

Unit Transactions:
Beginning of year	19,841	4,598	11,385	1,299	-	-	268,016	23,605	715,554	25,858
Purchased	-	6,398	300,401	8,938	1,049,762	-	261,167	133,187	438,948	559,998
Transferred between Sub-Accounts and Fixed
Accumulation Account	(5,177)	8,852	227,995	1,148	187,797	-	77,586	136,506	345,411	164,200
Withdrawn, Surrendered, and Annuitized	(94)	(7)	(17,707)	-	(3,235)	-	(21,118)	(25,282)	(42,166)	(34,502)
End of year	14,570	19,841	522,074	11,385	1,234,324	-	585,651	268,016	1,457,747	715,554

(k) For the period March   5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	F20		FVM		FMS		TDM		FTG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007 (k)	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$213,040	$105,359	$(627,501)	$-	$(342,306)	$(234,449)	$61,504	$(21,509)	$(156,864)	$(81,285)
Net realized gains (losses)	1,273,585	222,100	109,267	-	5,128,408	2,552,491	3,279,418	95,614	2,240,694	757,389
Net unrealized gains (losses)	294,230	493,030	3,038,340	-	(5,239,071)	4,231,002	4,586,525	861,925	(2,342,080)	2,035,968
Increase (Decrease) in net assets from
operations	$1,780,855	$820,489	$2,520,106	$-	$(452,969)	$6,549,044	$7,927,447	$936,030	$(258,250)	$2,712,072

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$14,466,914	$10,650,714	$112,628,706	$-	$49,979,954	$17,932,205	$54,816,444	$4,074,300	$18,162,024	$7,237,072
Net transfers between Sub-Accounts and
Fixed Account	6,859,478	3,509,402	25,354,571	-	9,701,085	9,288,424	9,311,256	1,572,821	3,829,450	4,227,979
Withdrawals, surrenders, annuitizations and
contract charges	(1,646,550)	(104,396)	(1,725,966)	-	(6,142,981)	(3,675,200)	(1,417,777)	(291,976)	(1,857,863)	(545,397)
Net accumulation activity	$19,679,842	$14,055,720	$136,257,311	$-	$53,538,058	$23,545,429	$62,709,923	$5,355,145	$20,133,611	$10,919,654

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	(2,429)	(2,196)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	(260)	(363)	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$(2,689)	$(2,559)	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$19,679,842	$14,055,720	$136,257,311	$-	$53,535,369	$23,542,870	$62,709,923	$5,355,145	$20,133,611	$10,919,654

Increase (Decrease) in net assets	$21,460,697	$14,876,209	$138,777,417	$-	$53,082,400	$30,091,914	$70,637,370	$6,291,175	$19,875,361	$13,631,726

Net Assets:
Beginning of year	$14,984,152	$107,943	$-	$-	$58,070,328	$27,978,414	$7,216,012	$924,837	$22,093,074	$8,461,348
End of year	$36,444,849	$14,984,152	$138,777,417	$-	$111,152,728	$58,070,328	$77,853,382	$7,216,012	$41,968,435	$22,093,074

Unit Transactions:
Beginning of year	1,308,908	10,353	-	-	3,368,514	1,886,907	511,631	82,552	1,134,629	518,022
Purchased	1,266,324	1,005,397	9,897,828	-	2,765,022	1,125,797	3,385,335	329,220	895,454	404,263
Transferred between Sub-Accounts and Fixed Accumulation Account	570,795	321,718	2,190,917	-	543,065	593,573	564,446	125,107	192,070	242,351
Withdrawn, Surrendered, and Annuitized	(201,170)	(28,560)	(204,568)	-	(358,485)	(237,763)	(100,626)	(25,248)	(93,932)	(30,007)
End of year	2,944,857	1,308,908	11,884,177	-	6,318,116	3,368,514	4,360,786	511,631	2,128,221	1,134,629
(k) For the period March  5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	FTI		ISC		FVS		SIC		LAV
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007 (k)	2006	2007	2006	2007 (k)	2006	2007	2006
Operations:
Net investment income (loss)	$987,772	$(1,949,558)	$74,901	$-	$(433,590)	$(302,895)	$29,959	$-	$(330,019)	$(147,845)
Net realized gains (losses)	52,835,963	6,971,300	8,540	-	4,534,158	2,290,414	(20,264)	-	2,063,671	1,071,701
Net unrealized gains (losses)	10,086,338	56,227,353	(761,148)	-	(6,169,357)	1,380,519	39,345	-	(667,540)	752,919
Increase (Decrease) in net assets from
operations	$63,910,073	$61,249,095	$(677,707)	$-	$(2,068,789)	$3,368,038	$49,040	$-	$1,066,112	$1,676,775

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$53,353,349	$144,049,990	$30,398,015	$-	$10,658,874	$8,433,637	$3,745,076	$-	$9,053,961	$9,639,253
Net transfers between Sub-Accounts and
Fixed Account	(29,738,016)	26,759,979	11,488,143	-	504,856	3,194,026	2,251,144	-	1,369,043	2,976,799
Withdrawals, surrenders, annuitizations and
contract charges	(34,710,111)	(19,539,053)	(664,275)	-	(3,415,384)	(1,599,488)	(299,873)	-	(1,610,844)	(1,284,681)
Net accumulation activity	$(11,094,778)	$151,270,916	$41,221,883	$-	$7,748,346	$10,028,175	$5,696,347	$-	$8,812,160	$11,331,371

Annuitization Activity:
Annuitizations	$95,020	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(25,320)	(12,275)	-	-	(2,555)	(2,401)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(4,550)	(1,428)	-	-	(198)	(377)	-	-	-	-
Net annuitization activity	$65,150	$(13,703)	$-	$-	$(2,753)	$(2,778)	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$(11,029,628)	$151,257,213	$41,221,883	$-	$7,745,593	$10,025,397	$5,696,347	$-	$8,812,160	$11,331,371

Increase (Decrease) in net assets	$52,880,445	$212,506,308	$40,544,176	$-	$5,676,804	$13,393,435	$5,745,387	$-	$9,878,272	$13,008,146

Net Assets:
Beginning of year	$449,411,615	$236,905,307	$-	$-	$32,015,946	$18,622,511	$-	$-	$21,338,547	$8,330,401
End of year	$502,292,060	$449,411,615	$40,544,176	$-	$37,692,750	$32,015,946	$5,745,387	$-	$31,216,819	$21,338,547

Unit Transactions:
Beginning of year	23,906,416	15,021,292	-	-	1,597,154	1,065,024	-	-	1,530,051	673,060
Purchased	2,770,455	8,501,667	2,940,282	-	509,404	446,568	365,706	-	631,107	725,675
Transferred between Sub-Accounts and Fixed Accumulation Account
	(1,380,657)	1,576,633	1,112,795	-	22,542	170,833	220,113	-	95,287	225,941
Withdrawn, Surrendered, and Annuitized	(1,741,096)	(1,193,176)	(69,605)	-	(168,222)	(85,271)	(29,742)	-	(124,301)	(94,625)
End of year	23,555,118	23,906,416	3,983,472	-	1,960,878	1,597,154	556,077	-	2,132,144	1,530,051

(k) For the period March   5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	LA1		LA9		LA2		MF7		BDS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(847,064)	$(565,458)	$(1,265,255)	$(783,542)	$(1,323,219)	$(714,382)	$3,077,639	$3,239,683	$5,426,215	$6,062,225
Net realized gains (losses)	38,153,073	11,062,770	9,625,547	1,086,124	15,923,908	6,949,356	(1,907,910)	(625,930)	(2,957,466)	(560,119)
Net unrealized gains (losses)	(34,847,567)	22,787,968	3,808,816	2,362,173	(17,131,349)	775,661	92,715	(323,132)	(191,419)	(1,218,764)
Increase (Decrease) in net assets from
operations	$2,458,442	$33,285,280	$12,169,108	$2,664,755	$(2,530,660)	$7,010,635	$1,262,444	$2,290,621	$2,277,330	$4,283,342

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$205,629,540	$90,941,531	$9,122,992	$20,928,850	$26,776,365	$26,148,959	$6,335,834	$3,541,989	$1,979,571	$1,429,134
Net transfers between Sub-Accounts and
Fixed Account	50,319,395	22,609,610	(2,720,890)	7,679,452	5,830,515	6,832,710	4,553,418	4,236,410	7,014,116	3,207,474
Withdrawals, surrenders, annuitizations and contract charges
	(27,857,693)	(14,208,187)	(4,715,038)	(2,280,937)	(6,701,760)	(3,736,971)	(11,189,614)	(9,419,037)	(26,308,757)	(31,343,359)
Net accumulation activity	$228,091,242	$99,342,954	$1,687,064	$26,327,365	$25,905,120	$29,244,698	$(300,362)	$(1,640,638)	$(17,315,070)	$(26,706,751)

Annuitization Activity:
Annuitizations	$49,368	$-	$19,022	$-	$17,799	$-	$-	$-	$-	$88,147
Annuity payments and contract charges	(23,159)	(15,223)	(3,080)	(917)	(8,160)	(5,159)	(1,737)	(1,696)	(137,975)	(65,814)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(3,745)	(2,726)	(687)	(59)	(890)	(614)	(135)	(161)	23,794	18,451
Net annuitization activity	$22,464	$(17,949)	$15,255	$(976)	$8,749	$(5,773)	$(1,872)	$(1,857)	$(114,181)	$40,784
Increase (Decrease) in net assets from contract owner transactions
	$228,113,706	$99,325,005	$1,702,319	$26,326,389	$25,913,869	$29,238,925	$(302,234)	$(1,642,495)	$(17,429,251)	$(26,665,967)

Increase (Decrease) in net assets	$230,572,148	$132,610,285	$13,871,427	$28,991,144	$23,383,209	$36,249,560	$960,210	$648,126	$(15,151,921)	$(22,382,625)

Net Assets:
Beginning of year	$306,867,936	$174,257,651	$59,707,503	$30,716,359	$81,834,682	$45,585,122	$75,695,316	$75,047,190	$119,031,240	$141,413,865
End of year	$537,440,084	$306,867,936	$73,578,930	$59,707,503	$105,217,891	$81,834,682	$76,655,526	$75,695,316	$103,879,319	$119,031,240

Unit Transactions:
Beginning of year	17,651,095	11,563,674	4,902,578	2,675,259	4,471,238	2,743,587	6,133,332	6,270,011	8,059,857	9,925,405
Purchased	11,423,326	5,621,684	704,682	1,779,483	1,393,672	1,544,166	512,582	294,011	133,647	99,201
Transferred between Sub-Accounts and Fixed Accumulation Account
	2,819,498	1,377,581	(184,572)	651,802	306,849	406,759	285,146	341,542	450,029	180,658
Withdrawn, Surrendered, and Annuitized	(1,620,757)	(911,844)	(353,110)	(203,966)	(362,754)	(223,274)	(820,882)	(772,232)	(1,746,617)	(2,145,407)
End of year	30,273,162	17,651,095	5,069,578	4,902,578	5,809,005	4,471,238	6,110,178	6,133,332	6,896,916	8,059,857

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MFD		CAS		CO1		COS		MFF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	June 25,	December 31,	June 25,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007 (j)	2006	2007 (j)	2006	2007	2006
Operations:
Net investment income (loss)	$(429,027)	$(473,094)	$(5,074,076)	$(5,785,742)	$(69,466)	$(198,364)	$(39,355)	$(1,624,864)	$(320,760)	$(296,313)
Net realized gains (losses)	2,025,567	1,414,284	(2,422,855)	(23,183,696)	5,406,194	401,028	17,298,523	(25,390,310)	1,779,941	1,240,630
Net unrealized gains (losses)	911,005	312,628	46,886,276	50,763,288	(3,741,609)	1,572,352	(1,172,757)	47,707,450	2,007,977	118,898
Increase (Decrease) in net assets from
operations	$2,507,545	$1,253,818	$39,389,345	$21,793,850	$1,595,119	$1,775,016	$16,086,411	$20,692,276	$3,467,158	$1,063,215

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$367,977	$447,563	$3,732,036	$3,271,217	$166,057	$1,260,601	$556,987	$1,904,733	$625,216	$1,540,676
Net transfers between Sub-Accounts and
Fixed Account	(864,626)	(202,471)	(16,997,326)	(22,018,513)	(17,225,414)	(488,323)	(170,149,642)	(14,125,390)	317,096	122,580
Withdrawals, surrenders, annuitizations and
contract charges	(4,841,668)	(4,924,690)	(90,428,470)	(100,887,714)	(700,012)	(1,369,937)	(14,713,090)	(34,426,630)	(2,457,485)	(2,507,591)
Net accumulation activity	$(5,338,317)	$(4,679,598)	$(103,693,760)	$(119,635,010)	$(17,759,369)	$(597,659)	$(184,305,745)	$(46,647,287)	$(1,515,173)	$(844,335)

Annuitization Activity:
Annuitizations	$-	$-	$136,869	$182,024	$-	$-	$2,451	$60,913	$-	$-
Annuity payments and contract charges	(2,014)	(1,813)	(463,905)	(627,696)	(954)	(6,870)	(12,025)	(58,899)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(370)	(271)	(223,011)	(45,843)	3,481	(917)	89,161	(14,241)	(89)	(427)
Net annuitization activity	$(2,384)	$(2,084)	$(550,047)	$(491,515)	$2,527	$(7,787)	$79,587	$(12,227)	$(89)	$(427)
Increase (Decrease) in net assets from contract owner transactions
	$(5,340,701)	$(4,681,682)	$(104,243,807)	$(120,126,525)	$(17,756,842)	$(605,446)	$(184,226,158)	$(46,659,514)	$(1,515,262)	$(844,762)

Increase (Decrease) in net assets	$(2,833,156)	$(3,427,864)	$(64,854,462)	$(98,332,675)	$(16,161,723)	$1,169,570	$(168,139,747)	$(25,967,238)	$1,951,896	$218,453

Net Assets:
Beginning of year	$29,113,014	$32,540,878	$450,366,226	$548,698,901	$16,161,723	$14,992,153	$168,139,747	$194,106,985	$18,737,905	$18,519,452
End of year	$26,279,858	$29,113,014	$385,511,764	$450,366,226	$-	$16,161,723	$-	$168,139,747	$20,689,801	$18,737,905

Unit Transactions:
Beginning of year	3,012,379	3,518,217	33,490,792	41,628,520	1,377,231	1,483,374	16,499,273	21,130,668	1,615,364	1,747,003
Purchased	33,040	47,151	269,669	313,748	11,655	86,019	74,325	194,644	40,530	107,685
Transferred between Sub-Accounts and Fixed Accumulation Account
	(88,522)	(21,425)	(1,149,494)	(1,383,249)	(1,334,026)	(55,987)	(15,369,375)	(1,587,608)	6,662	(1,528)
Withdrawn, Surrendered, and Annuitized	(457,993)	(531,564)	(6,490,538)	(7,068,227)	(54,860)	(136,175)	(1,204,223)	(3,238,431)	(197,653)	(237,796)
End of year	2,498,904	3,012,379	26,120,429	33,490,792	-	1,377,231	-	16,499,273	1,464,903	1,615,364

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	EGS		EM1		EME		GG1		GGS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(3,646,903)	$(4,054,889)	$45,889	$(98,257)	$519,661	$(269,042)	$7,594	$(62,552)	$212,967	$(553,318)
Net realized gains (losses)	5,549,744	(41,708,395)	5,776,088	3,857,380	31,261,715	30,636,607	(43,581)	(240,777)	(1,005,448)	(1,194,241)
Net unrealized gains (losses)	43,565,601	62,982,516	230,838	(224,970)	(5,566,348)	(9,795,436)	280,616	431,433	3,087,661	3,065,220
Increase (Decrease) in net assets from
operations	$45,468,442	$17,219,232	$6,052,815	$3,534,153	$26,215,028	$20,572,129	$244,629	$128,104	$2,295,180	$1,317,661

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,832,860	$2,551,995	$1,378,748	$3,116,039	$847,037	$898,939	$76,010	$188,953	$259,192	$233,405
Net transfers between Sub-Accounts and
Fixed Account	(15,262,692)	(14,795,779)	(407,570)	4,201,069	(2,681,541)	3,256,059	288,035	174,553	1,729,548	(766,992)
Withdrawals, surrenders, annuitizations and
contract charges	(57,096,418)	(57,102,777)	(2,749,338)	(2,657,229)	(20,077,214)	(18,202,140)	(346,259)	(959,659)	(6,797,944)	(8,354,263)
Net accumulation activity	$(70,526,250)	$(69,346,561)	$(1,778,160)	$4,659,879	$(21,911,718)	$(14,047,142)	$17,786	$(596,153)	$(4,809,204)	$(8,887,850)

Annuitization Activity:
Annuitizations	$58,636	$86,703	$-	$-	$-	$-	$-	$-	$10,069	$26,422
Annuity payments and contract charges	(110,643)	(145,799)	-	-	(39,502)	(61,782)	(1,771)	(1,813)	(24,435)	(131,151)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(14,286)	(18,553)	-	-	(40,001)	(36,528)	(189)	(165)	(14,231)	(137)
Net annuitization activity	$(66,293)	$(77,649)	$-	$-	$(79,503)	$(98,310)	$(1,960)	$(1,978)	$(28,597)	$(104,866)
Increase (Decrease) in net assets from contract owner transactions
	$(70,592,543)	$(69,424,210)	$(1,778,160)	$4,659,879	$(21,991,221)	$(14,145,452)	$15,826	$(598,131)	$(4,837,801)	$(8,992,716)

Increase (Decrease) in net assets	$(25,124,101)	$(52,204,978)	$4,274,655	$8,194,032	$4,223,807	$6,426,677	$260,455	$(470,027)	$(2,542,621)	$(7,675,055)

Net Assets:
Beginning of year	$263,364,457	$315,569,435	$18,546,786	$10,352,754	$87,687,610	$81,260,933	$3,762,442	$4,232,469	$36,201,209	$43,876,264
End of year	$238,240,356	$263,364,457	$22,821,441	$18,546,786	$91,911,417	$87,687,610	$4,022,897	$3,762,442	$33,658,588	$36,201,209

Unit Transactions:
Beginning of year	24,616,070	30,633,904	813,675	441,657	3,300,914	3,923,235	283,792	327,850	2,234,976	2,809,654
Purchased	157,539	263,502	95,301	226,014	28,721	35,126	5,766	14,571	15,722	15,346
Transferred between Sub-Accounts and Fixed Accumulation Account
	(1,537,134)	(1,496,908)	11,246	245,982	(95,926)	119,471	21,311	14,065	114,644	(61,525)
Withdrawn, Surrendered, and Annuitized	(4,750,725)	(4,784,428)	(111,798)	(99,978)	(645,750)	(776,918)	(25,979)	(72,694)	(413,521)	(528,499)
End of year	18,485,750	24,616,070	808,424	813,675	2,587,959	3,300,914	284,890	283,792	1,951,821	2,234,976

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GG2		GGR		GT2		GTR		MFK
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(13,724)	$(101,955)	$357,226	$(1,203,693)	$89,789	$(141,028)	$1,175,198	$(754,110)	$8,575,850	$6,725,052
Net realized gains (losses)	763,954	788,817	12,581,196	7,533,573	2,366,012	1,982,874	20,435,227	18,249,102	(3,552,381)	(1,911,468)
Net unrealized gains (losses)	155,493	472,706	2,129,750	14,271,559	(1,201,886)	574,075	(10,966,142)	5,077,683	9,328,731	(383,093)
Increase (Decrease) in net assets from
operations	$905,723	$1,159,568	$15,068,172	$20,601,439	$1,253,915	$2,415,921	$10,644,283	$22,572,675	$14,352,200	$4,430,491

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$240,942	$128,768	$1,041,532	$997,480	$528,470	$432,332	$1,179,483	$1,051,442	$20,690,626	$56,642,283
Net transfers between Sub-Accounts and
Fixed Account	70,960	1,107,840	(2,083,948)	428,100	2,194,451	927,396	3,413,309	10,318,948	6,362,810	28,931,340
Withdrawals, surrenders, annuitizations and contract charges
	(1,248,858)	(1,307,179)	(29,513,166)	(27,659,328)	(2,491,669)	(1,980,174)	(30,965,381)	(33,502,644)	(31,968,523)	(22,941,550)
Net accumulation activity	$(936,956)	$(70,571)	$(30,555,582)	$(26,233,748)	$231,252	$(620,446)	$(26,372,589)	$(22,132,254)	$(4,915,087)	$62,632,073

Annuitization Activity:
Annuitizations	$-	$-	$57,741	$142,026	$-	$-	$64,849	$6,591	$11,994	$-
Annuity payments and contract charges	(2,372)	(2,114)	(102,476)	(110,736)	(2,271)	(2,100)	(130,860)	(167,127)	(19,668)	(17,987)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(352)	(341)	(308)	(3,998)	(263)	(296)	(28,067)	(95,225)	(4,302)	(3,619)
Net annuitization activity	$(2,724)	$(2,455)	$(45,043)	$27,292	$(2,534)	$(2,396)	$(94,078)	$(255,761)	$(11,976)	$(21,606)
Increase (Decrease) in net assets from contract
owner transactions	$(939,680)	$(73,026)	$(30,600,625)	$(26,206,456)	$228,718	$(622,842)	$(26,466,667)	$(22,388,015)	$(4,927,063)	$62,610,467

Increase (Decrease) in net assets	$(33,957)	$1,086,542	$(15,532,453)	$(5,605,017)	$1,482,633	$1,793,079	$(15,822,384)	$184,660	$9,425,137	$67,040,958

Net Assets:
Beginning of year	$8,624,775	$7,538,233	$140,323,466	$145,928,483	$18,291,763	$16,498,684	$156,233,915	$156,049,255	$272,332,913	$205,291,955
End of year	$8,590,818	$8,624,775	$124,791,013	$140,323,466	$19,774,396	$18,291,763	$140,411,531	$156,233,915	$281,758,050	$272,332,913

Unit Transactions:
Beginning of year	548,900	552,979	7,063,308	8,221,692	1,149,650	1,195,804	7,258,332	8,201,461	25,308,705	19,255,861
Purchased	13,397	9,289	53,165	56,173	30,920	28,281	57,936	53,566	1,940,859	5,457,295
Transferred between Sub-Accounts and Fixed Accumulation Account
	6,233	75,554	(76,521)	119,395	129,881	55,914	200,728	549,127	571,437	2,767,847
Withdrawn, Surrendered, and Annuitized	(74,212)	(88,922)	(1,413,549)	(1,333,952)	(148,758)	(130,349)	(1,399,509)	(1,545,822)	(2,866,776)	(2,172,298)
End of year	494,318	548,900	5,626,403	7,063,308	1,161,693	1,149,650	6,117,487	7,258,332	24,954,225	25,308,705
See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GSS		MFC		HYS		IG1		IGS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$9,406,899	$11,312,305	$6,668,419	$6,580,588	$10,368,657	$13,665,888	$(105,219)	$(209,739)	$(59,213)	$(950,004)
Net realized gains (losses)	(5,789,686)	(5,585,528)	(339,994)	(1,037,322)	423,897	1,043,343	5,712,936	3,981,673	35,496,592	19,777,825
Net unrealized gains (losses)	10,692,666	358,495	(6,741,766)	2,669,872	(9,411,284)	1,739,935	(2,664,142)	467,195	(17,246,747)	8,157,503
Increase (Decrease) in net assets from
operations	$14,309,879	$6,085,272	$(413,341)	$8,213,138	$1,381,270	$16,449,166	$2,943,575	$4,239,129	$18,190,632	$26,985,324

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,066,786	$3,344,573	$25,582,682	$19,354,502	$1,785,028	$1,669,446	$3,425,925	$446,346	$1,179,946	$1,020,027
Net transfers between Sub-Accounts and
Fixed Account	5,388,539	399,815	8,721,734	3,656,850	(5,930,991)	(2,403,644)	2,511,685	834,737	2,608,670	5,042,260
Withdrawals, surrenders, annuitizations and contract charges
	(59,410,627)	(70,684,308)	(16,039,152)	(11,638,843)	(38,001,842)	(44,119,232)	(3,347,246)	(2,865,599)	(28,493,641)	(21,189,319)
Net accumulation activity	$(49,955,302)	$(66,939,920)	$18,265,264	$11,372,509	$(42,147,805)	$(44,853,430)	$2,590,364	$(1,584,516)	$(24,705,025)	$(15,127,032)

Annuitization Activity:
Annuitizations	$248,454	$475,216	$1,435	$-	$59,075	$46,421	$-	$-	$14,124	$19,077
Annuity payments and contract charges	(286,679)	(267,284)	(8,093)	(7,671)	(91,381)	(302,946)	-	-	(39,524)	(32,077)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	20,897	(75,099)	(1,439)	(1,608)	(84,893)	50,603	(131)	(165)	(16,857)	(10,659)
Net annuitization activity	$(17,328)	$132,833	$(8,097)	$(9,279)	$(117,199)	$(205,922)	$(131)	$(165)	$(42,257)	$(23,659)
Increase (Decrease) in net assets from contract owner transactions
	$(49,972,630)	$(66,807,087)	$18,257,167	$11,363,230	$(42,265,004)	$(45,059,352)	$2,590,233	$(1,584,681)	$(24,747,282)	$(15,150,691)

Increase (Decrease) in net assets	$(35,662,751)	$(60,721,815)	$17,843,826	$19,576,368	$(40,883,734)	$(28,610,186)	$5,533,808	$2,654,448	$(6,556,650)	$11,834,633

Net Assets:
Beginning of year	$283,320,766	$344,042,581	$114,743,896	$95,167,528	$186,188,557	$214,798,743	$20,902,161	$18,247,713	$131,169,208	$119,334,575
End of year	$247,658,015	$283,320,766	$132,587,722	$114,743,896	$145,304,823	$186,188,557	$26,435,969	$20,902,161	$124,612,558	$131,169,208

Unit Transactions:
Beginning of year	18,582,159	22,849,712	8,020,269	7,227,900	11,347,579	14,094,783	1,126,228	1,221,898	7,850,731	8,840,529
Purchased	259,281	237,675	1,736,329	1,406,471	99,588	116,036	283,884	27,024	63,927	66,415
Transferred between Sub-Accounts and Fixed Accumulation Account
	342,298	43,682	533,797	243,007	(339,736)	(155,238)	213,249	47,674	123,701	304,306
Withdrawn, Surrendered, and Annuitized	(3,847,486)	(4,548,910)	(1,058,680)	(857,109)	(2,295,983)	(2,708,002)	(168,338)	(170,368)	(1,543,787)	(1,360,519)
End of year	15,336,252	18,582,159	9,231,715	8,020,269	8,811,448	11,347,579	1,455,023	1,126,228	6,494,572	7,850,731

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets – continued

	MI1		MII		M1B		MIS		MFL
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(859,883)	$(59,660)	$255,665	$(216,729)	$(1,562,711)	$(1,312,647)	$(3,294,802)	$(4,462,523)	$(2,374,685)	$(2,603,982)
Net realized gains (losses)	6,574,607	3,020,803	28,602,214	23,350,199	6,019,760	2,840,609	(12,150,016)	(32,516,504)	10,464,466	4,853,248
Net unrealized gains (losses)	(5,527,663)	139,521	(21,344,562)	5,223,282	3,929,227	2,795,592	43,913,123	55,634,010	4,464,408	24,392,057
Increase (Decrease) in net assets from
operations	$187,061	$3,100,664	$7,513,317	$28,356,752	$8,386,276	$4,323,554	$28,468,305	$18,654,983	$12,554,189	$26,641,323

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$165,373,309	$231,030	$913,074	$1,117,644	$3,144,694	$6,419,803	$2,257,232	$2,703,815	$25,250,054	$81,073,506
Net transfers between Sub-Accounts and
Fixed Account	35,794,844	3,396,874	1,768,872	18,016,000	33,103,692	(1,867,565)	9,684,829	(20,440,145)	4,979,728	20,863,108
Withdrawals, surrenders, annuitizations and
contract charges	(4,354,821)	(2,901,252)	(26,124,567)	(22,779,644)	(15,302,153)	(8,892,827)	(63,722,187)	(57,038,071)	(27,767,453)	(17,984,649)
Net accumulation activity	$196,813,332	$726,652	$(23,442,621)	$(3,646,000)	$20,946,233	$(4,340,589)	$(51,780,126)	$(74,774,401)	$2,462,329	$83,951,965

Annuitization Activity:
Annuitizations	$-	$-	$9,734	$-	$-	$-	$22,807	$136,017	$71,145	$-
Annuity payments and contract charges	-	-	(57,259)	(43,454)	(1,576)	(1,353)	(98,009)	(95,740)	(9,920)	(4,041)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(9,974)	(29,289)	(350)	(157)	(17,600)	(8,117)	(3,135)	(871)
Net annuitization activity	$-	$-	$(57,499)	$(72,743)	$(1,926)	$(1,510)	$(92,802)	$32,160	$58,090	$(4,912)
Increase (Decrease) in net assets from contract
owner transactions	$196,813,332	$726,652	$(23,500,120)	$(3,718,743)	$20,944,307	$(4,342,099)	$(51,872,928)	$(74,742,241)	$2,520,419	$83,947,053

Increase (Decrease) in net assets	$197,000,393	$3,827,316	$(15,986,803)	$24,638,009	$29,330,583	$(18,545)	$(23,404,623)	$(56,087,258)	$15,074,608	$110,588,376

Net Assets:
Beginning of year	$14,701,003	$10,873,687	$129,700,838	$105,062,829	$78,640,745	$78,659,290	$309,578,994	$365,666,252	$295,643,335	$185,054,959
End of year	$211,701,396	$14,701,003	$113,714,035	$129,700,838	$107,971,328	$78,640,745	$286,174,371	$309,578,994	$310,717,943	$295,643,335

Unit Transactions:
Beginning of year	703,270	661,889	5,838,111	5,984,457	6,763,495	7,285,892	35,387,641	43,809,878	19,922,745	14,452,676
Purchased	15,207,992	11,654	39,770	57,377	248,522	498,468	248,716	331,428	1,599,468	5,525,704
Transferred between Sub-Accounts and Fixed
Accumulation Account	3,258,596	183,092	104,829	893,568	2,464,393	(154,128)	1,294,892	(2,507,580)	318,232	1,386,179
Withdrawn, Surrendered, and Annuitized	(376,803)	(153,365)	(1,123,841)	(1,097,291)	(1,202,016)	(866,737)	(6,866,358)	(6,246,085)	(1,857,780)	(1,441,814)
End of year	18,793,055	703,270	4,858,869	5,838,111	8,274,394	6,763,495	30,064,891	35,387,641	19,982,665	19,922,745

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets – continued

	MIT		MC1		MCS		MCV		MM1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(1,755,896)	$(4,765,684)	$(573,384)	$(617,659)	$(733,275)	$(893,129)	$(292,547)	$(420,532)	$4,940,305	$3,338,884
Net realized gains (losses)	7,368,859	(28,871,748)	2,647,730	2,599,183	5,385,885	5,021,236	1,645,318	3,659,414	-	-
Net unrealized gains (losses)	28,177,928	120,577,334	671,488	(1,843,274)	(421,700)	(4,040,962)	(1,229,576)	(1,087,861)	-	-
Increase (Decrease) in net assets from
operations	$33,790,891	$86,939,902	$2,745,834	$138,250	$4,230,910	$87,145	$123,195	$2,151,021	$4,940,305	$3,338,884

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$6,614,247	$7,051,917	$451,083	$847,927	$512,450	$447,221	$423,312	$544,143	$61,717,905	$47,732,535
Net transfers between Sub-Accounts and
Fixed Account	(28,361,335)	(26,928,173)	(1,214,252)	(1,022,157)	(2,429,252)	(3,463,195)	456,673	(1,040,782)	56,182,300	24,941,438
Withdrawals, surrenders, annuitizations and
contract charges	(154,520,107)	(165,854,065)	(5,661,933)	(5,000,852)	(10,858,112)	(12,252,132)	(3,524,533)	(2,835,250)	(57,245,912)	(39,267,818)
Net accumulation activity	$(176,267,195)	$(185,730,321)	$(6,425,102)	$(5,175,082)	$(12,774,914)	$(15,268,106)	$(2,644,548)	$(3,331,889)	$60,654,293	$33,406,155

Annuitization Activity:
Annuitizations	$248,090	$442,410	$-	$-	$-	$8,063	$-	$-	$2,397	$-
Annuity payments and contract charges	(501,405)	(510,623)	(1,670)	(1,498)	(10,478)	(12,655)	(2,514)	(151)	(24,204)	(23,945)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(82,245)	(142,634)	(219)	(140)	(506)	3,251	(811)	(23)	(2,041)	(2,127)
Net annuitization activity	$(335,560)	$(210,847)	$(1,889)	$(1,638)	$(10,984)	$(1,341)	$(3,325)	$(174)	$(23,848)	$(26,072)
Increase (Decrease) in net assets from contract
owner transactions	$(176,602,755)	$(185,941,168)	$(6,426,991)	$(5,176,720)	$(12,785,898)	$(15,269,447)	$(2,647,873)	$(3,332,063)	$60,630,445	$33,380,083

Increase (Decrease) in net assets	$(142,811,864)	$(99,001,266)	$(3,681,157)	$(5,038,470)	$(8,554,988)	$(15,182,302)	$(2,524,678)	$(1,181,042)	$65,570,750	$36,718,967

Net Assets:
Beginning of year	$759,598,902	$858,600,168	$35,351,366	$40,389,836	$53,469,128	$68,651,430	$24,368,309	$25,549,351	$153,918,543	$117,199,576
End of year	$616,787,038	$759,598,902	$31,670,209	$35,351,366	$44,914,140	$53,469,128	$21,843,631	$24,368,309	$219,489,293	$153,918,543

Unit Transactions:
Beginning of year	47,922,260	59,467,044	3,386,735	3,978,465	9,323,613	12,048,420	1,467,221	1,682,084	15,330,003	11,958,338
Purchased	423,587	494,788	35,543	83,713	82,591	78,025	23,721	34,925	6,167,044	4,902,533
Transferred between Sub-Accounts and Fixed
Accumulation Account	(1,949,041)	(1,858,078)	(100,388)	(126,108)	(440,951)	(638,672)	25,867	(66,820)	5,016,618	2,188,498
Withdrawn, Surrendered, and Annuitized	(9,527,577)	(10,181,494)	(499,560)	(549,335)	(1,729,402)	(2,164,160)	(202,558)	(182,968)	(5,246,292)	(3,719,366)
End of year	36,869,229	47,922,260	2,822,330	3,386,735	7,235,851	9,323,613	1,314,251	1,467,221	21,267,373	15,330,003

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MMS		M1A		NWD		RE1		RES
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$6,321,461	$5,907,513	$(2,459,736)	$(1,785,935)	$(1,736,012)	$(1,918,070)	$(293,756)	$(321,736)	$(1,619,869)	$(2,351,141)
Net realized gains (losses)	-	-	8,818,705	4,587,817	12,481,529	2,657,230	2,236,724	1,625,266	7,068,936	(30,044,374)
Net unrealized gains (losses)	-	-	(5,628,373)	9,393,835	(8,078,171)	13,402,924	1,175,042	1,012,634	26,413,830	58,868,032
Increase (Decrease) in net assets from
operations	$6,321,461	$5,907,513	$730,596	$12,195,717	$2,667,346	$14,142,084	$3,118,010	$2,316,164	$31,862,897	$26,472,517

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$6,039,243	$10,379,663	$11,308,806	$36,655,110	$1,056,526	$948,849	$837,414	$2,310,816	$2,286,679	$3,106,787
Net transfers between Sub-Accounts and
Fixed Account	141,114,496	91,383,956	8,506,963	5,504,921	(3,235,178)	(4,599,333)	(489,934)	(359,253)	(11,505,580)	(16,159,167)
Withdrawals, surrenders, annuitizations and
contract charges	(147,571,380)	(116,844,137)	(10,426,000)	(8,526,656)	(26,834,328)	(22,572,953)	(3,879,835)	(3,243,998)	(62,360,691)	(68,380,487)
Net accumulation activity	$(417,641)	$(15,080,518)	$9,389,769	$33,633,375	$(29,012,980)	$(26,223,437)	$(3,532,355)	$(1,292,435)	$(71,579,592)	$(81,432,867)

Annuitization Activity:
Annuitizations	$257,183	$194,051	$28,288	$-	$7,411	$44,029	$-	$-	$45,806	$51,212
Annuity payments and contract charges	(237,884)	(285,303)	(11,419)	(7,355)	(48,833)	(47,257)	(2,154)	(1,840)	(197,292)	(239,516)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(27,582)	(34,535)	(1,408)	(938)	(1,622)	(8,874)	(252)	(218)	(40,974)	(74,711)
Net annuitization activity	$(8,283)	$(125,787)	$15,461	$(8,293)	$(43,044)	$(12,102)	$(2,406)	$(2,058)	$(192,460)	$(263,015)
Increase (Decrease) in net assets from contract owner transactions
	$(425,924)	$(15,206,305)	$9,405,230	$33,625,082	$(29,056,024)	$(26,235,539)	$(3,534,761)	$(1,294,493)	$(71,772,052)	$(81,695,882)

Increase (Decrease) in net assets	$5,895,537	$(9,298,792)	$10,135,826	$45,820,799	$(26,388,678)	$(12,093,455)	$(416,751)	$1,021,671	$(39,909,155)	$(55,223,365)

Net Assets:
Beginning of year	$182,628,575	$191,927,367	$128,060,378	$82,239,579	$125,408,472	$137,501,927	$28,453,629	$27,431,958	$297,727,331	$352,950,696
End of year	$188,524,112	$182,628,575	$138,196,204	$128,060,378	$99,019,794	$125,408,472	$28,036,878	$28,453,629	$257,818,176	$297,727,331

Unit Transactions:
Beginning of year	14,751,948	15,938,732	8,544,360	6,422,025	10,624,368	12,797,342	2,112,711	2,260,668	18,185,522	23,187,138
Purchased	477,864	836,746	683,806	2,450,426	84,464	85,580	53,043	160,843	154,953	239,177
Transferred between Sub-Accounts and Fixed Accumulation Account
	10,788,463	6,692,374	522,343	376,434	(245,156)	(435,237)	(38,054)	(47,374)	(641,942)	(1,153,335)
Withdrawn, Surrendered, and Annuitized	(11,275,853)	(8,715,904)	(699,455)	(704,525)	(2,101,572)	(1,823,317)	(273,863)	(261,426)	(3,603,727)	(4,087,458)
End of year	14,742,422	14,751,948	9,051,054	8,544,360	8,362,104	10,624,368	1,853,837	2,112,711	14,094,806	18,185,522

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	RG1		RGS		RI1		RIS		SG1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	June 25,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007 (j)	2006
Operations:
Net investment income (loss)	$(335,034)	$(126,087)	$(1,906,348)	$(634,584)	$(1,451,257)	$(917,784)	$(360,469)	$(332,182)	$(327,847)	$(669,696)
Net realized gains (losses)	2,472,872	864,164	21,505,040	3,354,086	27,563,445	12,996,679	27,384,938	14,119,271	7,651,615	1,338,102
Net unrealized gains (losses)	(1,535,254)	559,182	(15,660,361)	5,825,404	(8,532,154)	13,500,925	(14,987,861)	9,539,121	(4,783,277)	1,146,347
Increase (Decrease) in net assets from
operations	$602,584	$1,297,259	$3,938,331	$8,544,906	$17,580,034	$25,579,820	$12,036,608	$23,326,210	$2,540,491	$1,814,753

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,850,512	$241,147	$1,570,844	$743,733	$42,320,004	$36,303,078	$875,793	$912,018	$321,666	$2,024,888
Net transfers between Sub-Accounts and
Fixed Account	20,141,336	2,784,437	161,515,167	6,351,781	(2,667,190)	7,278,035	(473,891)	12,028,268	(39,033,661)	(867,119)
Withdrawals, surrenders, annuitizations and contract charges
	(2,768,458)	(1,631,089)	(36,633,773)	(15,821,795)	(14,443,391)	(7,763,750)	(25,676,317)	(16,597,323)	(1,987,172)	(3,972,235)
Net accumulation activity	$21,223,390	$1,394,495	$126,452,238	$(8,726,281)	$25,209,423	$35,817,363	$(25,274,415)	$(3,657,037)	$(40,699,167)	$(2,814,466)

Annuitization Activity:
Annuitizations	$-	$-	$44,855	$-	$50,551	$-	$8,672	$-	$-	$-
Annuity payments and contract charges	(7,133)	-	(55,434)	(41,670)	(8,101)	(2,212)	(38,132)	(23,735)	(122)	(234)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(4,279)	-	(108,983)	2,742	(1,705)	(174)	(5,942)	(2,259)	97	(31)
Net annuitization activity	$(11,412)	$-	$(119,562)	$(38,928)	$40,745	$(2,386)	$(35,402)	$(25,994)	$(25)	$(265)
Increase (Decrease) in net assets from contract owner transactions
	$21,211,978	$1,394,495	$126,332,676	$(8,765,209)	$25,250,168	$35,814,977	$(25,309,817)	$(3,683,031)	$(40,699,192)	$(2,814,731)

Increase (Decrease) in net assets	$21,814,562	$2,691,754	$130,271,007	$(220,303)	$42,830,202	$61,394,797	$(13,273,209)	$19,643,179	$(38,158,701)	$(999,978)

Net Assets:
Beginning of year	$12,643,624	$9,951,870	$77,970,401	$78,190,704	$148,626,673	$87,231,876	$111,472,872	$91,829,693	$38,158,701	$39,158,679
End of year	$34,458,186	$12,643,624	$208,241,408	$77,970,401	$191,456,875	$148,626,673	$98,199,663	$111,472,872	$-	$38,158,701

Unit Transactions:
Beginning of year	979,416	870,283	6,003,584	6,688,530	6,902,034	5,123,155	6,522,015	6,756,158	2,994,133	3,249,303
Purchased	353,852	20,630	99,747	62,559	1,806,168	1,831,103	49,462	60,752	25,487	156,837
Transferred between Sub-Accounts and Fixed Accumulation Account
	1,596,866	227,234	11,383,393	540,983	(113,894)	372,408	(47,976)	700,213	(2,862,155)	(77,359)
Withdrawn, Surrendered, and Annuitized	(222,161)	(138,731)	(2,624,055)	(1,288,488)	(649,819)	(424,632)	(1,361,282)	(995,108)	(157,465)	(334,648)
End of year	2,707,973	979,416	14,862,669	6,003,584	7,944,489	6,902,034	5,162,219	6,522,015	-	2,994,133
(j) Sub-Account closed on June 25, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	SGS		SI1		SIS		SVS		TE1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 25,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007 (j)	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(175,549)	$(474,075)	$717,300	$891,825	$2,080,382	$2,520,993	$(14,978)	$(107,139)	$(47,991)	$(47,938)
Net realized gains (losses)	5,993,733	628,136	(61,146)	313,098	(182,539)	964,898	853,455	1,100,321	307,680	327,087
Net unrealized gains (losses)	(3,834,880)	1,301,843	(314,549)	(203,176)	(894,533)	(769,246)	(1,096,675)	50,313	258,863	278,425
Increase (Decrease) in net assets from
operations	$1,983,304	$1,455,904	$341,605	$1,001,747	$1,003,310	$2,716,645	$(258,198)	$1,043,495	$518,552	$557,574

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$116,703	$424,552	$239,251	$244,594	$338,126	$434,650	$139,421	$66,148	$31,787	$176,922
Net transfers between Sub-Accounts and
Fixed Account	(30,175,214)	(2,627,730)	(184,118)	1,537,052	4,120,664	3,232,949	(266,580)	(1,688,899)	387,667	(402,364)
Withdrawals, surrenders, annuitizations and contract charges
	(1,997,371)	(5,404,528)	(3,146,036)	(3,572,110)	(10,118,336)	(11,701,524)	(1,388,128)	(968,571)	(533,155)	(561,321)
Net accumulation activity	$(32,055,882)	$(7,607,706)	$(3,090,903)	$(1,790,464)	$(5,659,546)	$(8,033,925)	$(1,515,287)	$(2,591,322)	$(113,701)	$(786,763)

Annuitization Activity:
Annuitizations	$-	$52,641	$-	$-	$22,814	$-	$-	$-	$-	$-
Annuity payments and contract charges	(3,184)	(2,530)	(3,105)	(3,058)	(29,674)	(20,161)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	7,989	(445)	(279)	(335)	(206)	(10,187)	-	-	-	-
Net annuitization activity	$4,805	$49,666	$(3,384)	$(3,393)	$(7,066)	$(30,348)	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions
	$(32,051,077)	$(7,558,040)	$(3,094,287)	$(1,793,857)	$(5,666,612)	$(8,064,273)	$(1,515,287)	$(2,591,322)	$(113,701)	$(786,763)

Increase (Decrease) in net assets	$(30,067,773)	$(6,102,136)	$(2,752,682)	$(792,110)	$(4,663,302)	$(5,347,628)	$(1,773,485)	$(1,547,827)	$404,851	$(229,189)

Net Assets:
Beginning of year	$30,067,773	$36,169,909	$21,695,648	$22,487,758	$52,671,180	$58,018,808	$8,983,508	$10,531,335	$3,147,970	$3,377,159
End of year	$-	$30,067,773	$18,942,966	$21,695,648	$48,007,878	$52,671,180	$7,210,023	$8,983,508	$3,552,821	$3,147,970

Unit Transactions:
Beginning of year	4,617,313	5,803,755	1,662,083	1,805,113	3,797,869	4,397,877	611,352	796,494	332,775	419,282
Purchased	19,684	66,279	17,967	19,389	24,084	33,040	9,590	4,734	3,048	23,360
Transferred between Sub-Accounts and Fixed Accumulation Account
	(4,349,975)	(428,005)	(15,427)	106,573	280,282	231,863	(13,881)	(113,962)	29,488	(41,930)
Withdrawn, Surrendered, and Annuitized	(287,022)	(824,716)	(238,631)	(268,992)	(709,304)	(864,911)	(95,413)	(75,914)	(50,818)	(67,937)
End of year	-	4,617,313	1,425,992	1,662,083	3,392,931	3,797,869	511,648	611,352	314,493	332,775

(j) Sub-Account closed on June 25, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	TEC		MFJ		TRS		MFE		UTS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(283,139)	$(268,139)	$7,851,296	$5,629,394	$15,992,007	$15,993,894	$(518,543)	$481,991	$(350,614)	$4,762,209
Net realized gains (losses)	1,783,165	1,238,694	42,049,747	34,752,066	67,803,564	52,756,757	7,936,076	4,442,052	37,208,278	7,054,717
Net unrealized gains (losses)	1,594,324	2,358,913	(32,899,725)	27,167,038	(51,735,705)	44,068,445	11,753,804	8,648,245	43,345,002	69,924,730
Increase (Decrease) in net assets from
operations	$3,094,350	$3,329,468	$17,001,318	$67,548,498	$32,059,866	$112,819,096	$19,171,337	$13,572,288	$80,202,666	$81,741,656

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$120,620	$481,499	$153,464,603	$152,043,446	$9,198,952	$9,552,200	$27,336,040	$12,387,129	$3,734,801	$3,133,153
Net transfers between Sub-Accounts and
Fixed Account	2,212,705	(863,305)	(3,746,061)	(27,841,332)	(8,962,313)	(20,050,896)	6,129,999	7,162,826	(3,935,175)	8,546,449
Withdrawals, surrenders, annuitizations and contract charges
	(3,075,660)	(3,110,610)	(77,469,086)	(69,873,385)	(213,076,042)	(249,489,606)	(8,542,296)	(5,788,717)	(77,700,064)	(65,146,846)
Net accumulation activity	$(742,335)	$(3,492,416)	$72,249,456	$54,328,729	$(212,839,403)	$(259,988,302)	$24,923,743	$13,761,238	$(77,900,438)	$(53,467,244)

Annuitization Activity:
Annuitizations	$-	$-	$-	$36,380	$466,223	$465,062	$-	$-	$116,931	$74,385
Annuity payments and contract charges	(2,979)	(6,059)	(78,251)	(70,667)	(1,080,675)	(1,154,292)	(5,734)	(4,233)	(124,921)	(106,328)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(743)	(1,212)	(1,787)	(4,478)	(115,616)	(72,650)	(1,057)	(853)	(91,949)	(47,887)
Net annuitization activity	$(3,722)	$(7,271)	$(80,038)	$(38,765)	$(730,068)	$(761,880)	$(6,791)	$(5,086)	$(99,939)	$(79,830)
Increase (Decrease) in net assets from contract owner transactions
	$(746,057)	$(3,499,687)	$72,169,418	$54,289,964	$(213,569,471)	$(260,750,182)	$24,916,952	$13,756,152	$(78,000,377)	$(53,547,074)

Increase (Decrease) in net assets	$2,348,293	$(170,219)	$89,170,736	$121,838,462	$(181,509,605)	$(147,931,086)	$44,088,289	$27,328,440	$2,202,289	$28,194,582

Net Assets:
Beginning of year	$18,818,345	$18,988,564	$751,331,290	$629,492,828	$1,081,166,349	$1,229,097,435	$64,951,521	$37,623,081	$327,399,609	$299,205,027
End of year	$21,166,638	$18,818,345	$840,502,026	$751,331,290	$899,656,744	$1,081,166,349	$109,039,810	$64,951,521	$329,601,898	$327,399,609

Unit Transactions:
Beginning of year	4,306,342	5,244,561	53,249,495	49,480,358	49,201,194	61,210,836	2,880,540	2,310,367	14,522,188	16,956,503
Purchased	24,005	125,184	10,277,018	11,289,045	447,176	484,665	854,510	525,263	142,204	181,600
Transferred between Sub-Accounts and Fixed Accumulation Account
	387,395	(265,303)	(291,912)	(2,116,586)	(401,229)	(1,026,332)	209,052	362,640	(249,547)	379,399
Withdrawn, Surrendered, and Annuitized	(637,100)	(798,100)	(5,339,211)	(5,403,322)	(9,535,823)	(11,467,975)	(330,931)	(317,730)	(2,991,395)	(2,995,314)
End of year	4,080,642	4,306,342	57,895,390	53,249,495	39,711,318	49,201,194	3,613,171	2,880,540	11,423,450	14,522,188

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MV1		MVS		OBV		OCA		OGG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007 (k)	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(439,988)	$(458,139)	$465,331	$304,133	$(12,122)	$-	$(788,051)	$(601,495)	$(281,790)	$(249,841)
Net realized gains (losses)	17,693,498	12,410,216	48,116,827	28,870,620	3,673	-	3,114,782	1,241,850	2,934,926	1,702,598
Net unrealized gains (losses)	(9,036,739)	10,449,720	(28,902,871)	24,917,750	(38,108)	-	2,460,900	1,453,094	(1,265,972)	2,032,323
Increase (Decrease) in net assets from
operations	$8,216,771	$22,401,797	$19,679,287	$54,092,503	$(46,557)	$-	$4,787,631	$2,093,449	$1,387,164	$3,485,080

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$11,797,057	$10,039,415	$3,617,975	$2,450,975	$1,632,668	$-	$4,173,302	$4,994,538	$11,501,103	$12,334,808
Net transfers between Sub-Accounts and
Fixed Account	(1,343,640)	(3,225,271)	(13,712,865)	3,195,329	475,878	-	(2,037,223)	1,545,935	2,130,956	4,135,316
Withdrawals, surrenders, annuitizations and contract charges
	(19,149,693)	(15,420,977)	(65,111,435)	(57,143,884)	(13,702)	-	(5,440,291)	(2,735,297)	(2,813,721)	(1,958,017)
Net accumulation activity	$(8,696,276)	$(8,606,833)	$(75,206,325)	$(51,497,580)	$2,094,844	$-	$(3,304,212)	$3,805,176	$10,818,338	$14,512,107

Annuitization Activity:
Annuitizations	$-	$-	$62,269	$24,107	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(6,370)	(5,446)	(132,254)	(110,401)	-	-	(2,319)	(2,134)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(645)	(860)	(12,380)	(33,540)	-	-	(354)	(285)	-	-
Net annuitization activity	$(7,015)	$(6,306)	$(82,365)	$(119,834)	$-	$-	$(2,673)	$(2,419)	$-	$-
Increase (Decrease) in net assets from contract owner transactions
	$(8,703,291)	$(8,613,139)	$(75,288,690)	$(51,617,414)	$2,094,844	$-	$(3,306,885)	$3,802,757	$10,818,338	$14,512,107

Increase (Decrease) in net assets	$(486,520)	$13,788,658	$(55,609,403)	$2,475,089	$2,048,287	$-	$1,480,746	$5,896,206	$12,205,502	$17,997,187

Net Assets:
Beginning of year	$138,689,478	$124,900,820	$314,343,755	$311,868,666	$-	$-	$39,813,448	$33,917,242	$31,585,162	$13,587,975
End of year	$138,202,958	$138,689,478	$258,734,352	$314,343,755	$2,048,287	$-	$41,294,194	$39,813,448	$43,790,664	$31,585,162

Unit Transactions:
Beginning of year	8,782,638	9,478,274	17,360,967	20,463,991	-	-	2,590,414	2,328,976	1,996,825	991,457
Purchased	650,402	644,227	184,242	147,279	157,474	-	255,045	338,885	705,259	859,887
Transferred between Sub-Accounts and Fixed Accumulation Account
	(101,345)	(223,330)	(724,215)	131,707	45,735	-	(111,311)	107,512	132,682	283,600
Withdrawn, Surrendered, and Annuitized	(1,165,606)	(1,116,533)	(3,383,256)	(3,382,010)	(3,924)	-	(328,593)	(184,959)	(180,951)	(138,119)
End of year	8,166,089	8,782,638	13,437,738	17,360,967	199,285	-	2,405,555	2,590,414	2,653,815	1,996,825

(k) For the period March  5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	OMG		OMS		PMB		PLD		PRR
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(6,311,500)	$(3,509,576)	$(314,838)	$(256,231)	$440,296	$288,485	$19,556,922	$8,427,849	$1,270,296	$822,252
Net realized gains (losses)	7,564,726	2,280,562	1,985,388	979,682	322,862	192,144	(385,400)	(284,979)	(512,076)	907,137
Net unrealized gains (losses)	7,610,545	47,044,527	(2,190,032)	938,903	(346,945)	132,658	19,824,045	(274,547)	3,320,222	(2,111,776)
Increase (Decrease) in net assets from
operations	$8,863,771	$45,815,513	$(519,482)	$1,662,354	$416,213	$613,287	$38,995,567	$7,868,323	$4,078,442	$(382,387)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$195,700,625	$164,759,230	$1,535,764	$5,955,070	$2,713,672	$1,652,427	$329,612,646	$159,348,959	$15,629,142	$9,218,232
Net transfers between Sub-Accounts and
Fixed Account	53,452,547	47,420,723	(975,003)	1,418,873	299,024	3,198,658	70,401,093	83,999,042	914,464	(542,029)
Withdrawals, surrenders, annuitizations and
contract charges	(36,293,367)	(20,128,381)	(1,718,008)	(1,052,171)	(1,041,024)	(608,351)	(37,920,745)	(22,007,150)	(4,818,938)	(3,329,044)
Net accumulation activity	$212,859,805	$192,051,572	$(1,157,247)	$6,321,772	$1,971,672	$4,242,734	$362,092,994	$221,340,851	$11,724,668	$5,347,159

Annuitization Activity:
Annuitizations	$107,519	$-	$-	$-	$-	$-	$9,594	$-	$-	$-
Annuity payments and contract charges	(25,286)	(11,971)	-	-	-	-	(28,779)	(25,310)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(4,154)	(1,233)	-	-	-	-	(3,040)	(2,779)	-	-
Net annuitization activity	$78,079	$(13,204)	$-	$-	$-	$-	$(22,225)	$(28,089)	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$212,937,884	$192,038,368	$(1,157,247)	$6,321,772	$1,971,672	$4,242,734	$362,070,769	$221,312,762	$11,724,668	$5,347,159

Increase (Decrease) in net assets	$221,801,655	$237,853,881	$(1,676,729)	$7,984,126	$2,387,885	$4,856,021	$401,066,336	$229,181,085	$15,803,110	$4,964,772

Net Assets:
Beginning of year	$484,702,859	$246,848,978	$18,678,581	$10,694,455	$9,997,829	$5,141,808	$463,694,126	$234,513,041	$37,613,046	$32,648,274
End of year	$706,504,514	$484,702,859	$17,001,852	$18,678,581	$12,385,714	$9,997,829	$864,760,462	$463,694,126	$53,416,156	$37,613,046

Unit Transactions:
Beginning of year	31,198,650	17,938,766	925,673	595,796	534,239	290,180	45,681,184	23,604,352	3,162,459	2,712,386
Purchased	12,108,664	11,442,718	73,617	313,174	139,768	92,353	31,961,455	16,020,017	1,282,395	774,935
Transferred between Sub-Accounts and Fixed
Accumulation Account	3,379,878	3,288,425	(45,777)	71,942	15,629	186,480	6,879,714	8,367,707	80,424	(44,601)
Withdrawn, Surrendered, and Annuitized	(2,319,713)	(1,471,259)	(83,111)	(55,239)	(54,630)	(34,774)	(3,830,284)	(2,310,892)	(399,750)	(280,261)
End of year	44,367,479	31,198,650	870,402	925,673	635,006	534,239	80,692,069	45,681,184	4,125,528	3,162,459

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	PTR		PRA		PCR		SSA		SVV
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007 (k)	2006
Operations:
Net investment income (loss)	$4,325,210	$1,583,070	$196,099	$67,626	$258,938	$121,321	$(76,055)	$(7,360)	$(122,133)	$-
Net realized gains (losses)	(199,728)	147,028	(451)	2,011	95,790	1,639	562,012	(20,216)	40,195	-
Net unrealized gains (losses)	8,656,848	(454,586)	(13,416)	(9,319)	1,431,193	(260,653)	(1,115,575)	590,630	(394,812)	-
Increase (Decrease) in net assets from
operations	$12,782,330	$1,275,512	$182,232	$60,318	$1,785,921	$(137,693)	$(629,618)	$563,054	$(476,750)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$143,374,022	$14,542,415	$771,345	$646,211	$4,107,848	$2,908,815	$2,870,994	$2,123,277	$20,367,569	$-
Net transfers between Sub-Accounts and
Fixed Account	28,774,745	3,880,196	935,005	1,191,639	1,146,404	1,765,354	654,129	1,013,367	7,065,978	-
Withdrawals, surrenders, annuitizations and
contract charges	(11,358,436)	(6,786,480)	(107,611)	(68,207)	(281,879)	(188,855)	(461,493)	(138,574)	(117,186)	-
Net accumulation activity	$160,790,331	$11,636,131	$1,598,739	$1,769,643	$4,972,373	$4,485,314	$3,063,630	$2,998,070	$27,316,361	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(4,765)	(4,739)	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(1,102)	(977)	-	-	-	-	-	-	-	-

Net annuitization activity	$(5,867)	$(5,716)	$-	$-	$-	$-	$-	$-	$-	$-

Increase (Decrease) in net assets from contract
owner transactions	$160,784,464	$11,630,415	$1,598,739	$1,769,643	$4,972,373	$4,485,314	$3,063,630	$2,998,070	$27,316,361	$-

Increase (Decrease) in net assets	$173,566,794	$12,905,927	$1,780,971	$1,829,961	$6,758,294	$4,347,621	$2,434,012	$3,561,124	$26,839,611	$-

Net Assets:
Beginning of year	$70,316,909	$57,410,982	$2,021,607	$191,646	$4,852,130	$504,509	$5,143,745	$1,582,621	$-	$-

End of year	$243,883,703	$70,316,909	$3,802,578	$2,021,607	$11,610,424	$4,852,130	$7,577,757	$5,143,745	$26,839,611	$-

Unit Transactions:
Beginning of year	6,231,960	5,192,072	192,534	18,761	494,790	49,012	403,028	146,395	-	-
Purchased	12,421,198	1,310,352	71,121	63,448	393,965	287,349	224,850	182,759	1,904,899	-
Transferred between Sub-Accounts and Fixed
Accumulation Account	2,506,871	344,535	86,767	117,166	116,250	176,858	52,116	85,488	657,249	-
Withdrawn, Surrendered, and Annuitized	(1,045,348)	(614,999)	(9,946)	(6,841)	(27,120)	(18,429)	(36,429)	(11,614)	(22,100)	-

End of year	20,114,681	6,231,960	340,476	192,534	977,885	494,790	643,565	403,028	2,540,048	-

(k) For the period March   5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	LGF		IGB		VSC		SRE		SC3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006 (h)	2007	2006	2007 (k)	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(29,278)	$(3,024)	$521,137	$204,136	$(669,606)	$-	$(639,552)	$(274,592)	$(97,124)	$(56,409)
Net realized gains (losses)	30,268	2,073	(80,573)	23,468	7,056,106	-	18,746,425	7,699,237	4,369,969	3,029,457
Net unrealized gains (losses)	72,110	42,910	(138,664)	32,432	(13,207,741)	-	(41,858,450)	14,763,157	(6,667,961)	2,931,840
Increase (Decrease) in net assets from
operations	$73,100	$41,959	$301,900	$260,036	$(6,821,241)	$-	$(23,751,577)	$22,187,802	$(2,395,116)	$5,904,888

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,101,951	$441,553	$10,998,295	$3,043,666	$83,815,170	$-	$60,096,994	$35,311,370	$234,754	$155,176
Net transfers between Sub-Accounts and
Fixed Account	375,495	316,296	4,767,273	3,025,471	23,184,836	-	31,866,115	(2,270,740)	330,836	(2,827,427)
Withdrawals, surrenders, annuitizations and
contract charges	(36,167)	(2,043)	(976,901)	(1,091,612)	(1,006,053)	-	(6,733,697)	(3,618,873)	(4,661,810)	(1,655,963)
Net accumulation activity	$1,441,279	$755,806	$14,788,667	$4,977,525	$105,993,953	$-	$85,229,412	$29,421,757	$(4,096,220)	$(4,328,214)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$32,839	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	(5,541)	(1,774)	(1,785)	(1,596)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	(930)	(156)	(54)	(349)

Net annuitization activity	$-	$-	$-	$-	$-	$-	$26,368	$(1,930)	$(1,839)	$(1,945)

Increase (Decrease) in net assets from contract
owner transactions	$1,441,279	$755,806	$14,788,667	$4,977,525	$105,993,953	$-	$85,255,780	$29,419,827	$(4,098,059)	$(4,330,159)

Increase (Decrease) in net assets	$1,514,379	$797,765	$15,090,567	$5,237,561	$99,172,712	$-	$61,504,203	$51,607,629	$(6,493,175)	$1,574,729

Net Assets:
Beginning of year	$797,765	$-	$8,748,658	$3,511,097	$-	$-	$99,533,635	$47,926,006	$19,831,254	$18,256,525

End of year	$2,312,144	$797,765	$23,839,225	$8,748,658	$99,172,712	$-	$161,037,838	$99,533,635	$13,338,079	$19,831,254

Unit Transactions:
Beginning of year	80,896	-	821,108	340,324	-	-	5,480,387	3,596,058	769,769	967,700
Purchased	108,815	46,906	1,031,152	294,660	8,006,001	-	3,434,567	2,251,172	8,697	6,908
Transferred between Sub-Accounts and Fixed
Accumulation Account	37,375	34,204	443,678	290,633	2,246,829	-	1,892,301	(126,137)	18,964	(129,213)
Withdrawn, Surrendered, and Annuitized	(3,661)	(214)	(98,967)	(104,509)	(141,258)	-	(402,853)	(240,706)	(189,003)	(75,626)

End of year	223,425	80,896	2,196,971	821,108	10,111,572	-	10,404,402	5,480,387	608,427	769,769

(h) For the period May 1, 2006 (commencement of operations) through December 31, 2006
(k) For the period March   5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	CMM		VLC		WTF		USC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007 (k)	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$41,185	$22,670	$(73,479)	$-	$(24,185)	$(9,740)	$(850)	$(304)
Net realized gains (losses)	-	-	(14,041)	-	70,788	30,106	1,818	392
Net unrealized gains (losses)	-	-	(612,290)	-	24,061	108,393	(429)	1,384
Increase (Decrease) in net assets from
operations	$41,185	$22,670	$(699,810)	$-	$70,664	$128,759	$539	$1,472

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$136,285	$546,585	$8,483,701	$-	$282,223	$442,602	$6,959	$1,119
Net transfers between Sub-Accounts and
Fixed Account	344,595	196,907	3,388,985	-	261,882	59,142	24,733	20,785
Withdrawals, surrenders, annuitizations and
contract charges	(39,384)	(26,169)	(270,575)	-	(52,969)	(17,531)	(31)	-
Net accumulation activity	$441,496	$717,323	$11,602,111	$-	$491,136	$484,213	$31,661	$21,904

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-

Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-

Increase (Decrease) in net assets from contract
owner transactions	$441,496	$717,323	$11,602,111	$-	$491,136	$484,213	$31,661	$21,904

Increase (Decrease) in net assets	$482,681	$739,993	$10,902,301	$-	$561,800	$612,972	$32,200	$23,376

Net Assets:
Beginning of year	$1,230,135	$490,142	$-	$-	$1,031,416	$418,444	$31,111	$7,735

End of year	$1,712,816	$1,230,135	$10,902,301	$-	$1,593,216	$1,031,416	$63,311	$31,111

Unit Transactions:
Beginning of year	119,244	48,728	-	-	76,127	36,338	2,650	699
Purchased	13,116	54,554	823,078	-	19,144	36,808	587	104
Transferred between Sub-Accounts and Fixed
Accumulation Account	32,847	19,313	324,642	-	17,578	4,925	1,995	1,847
Withdrawn, Surrendered, and Annuitized	(3,763)	(3,351)	(43,180)	-	(3,520)	(1,944)	(3)	-

End of year	161,444	119,244	1,104,540	-	109,329	76,127	5,229	2,650

(k) For the period March   5, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Regatta Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”), a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”), was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts, Regatta Choice II contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Access contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, Sun Life Financial Masters VII contracts (collectively, the “Contracts”) and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds registered under the Investment Company Act of 1940, as amended. With respect to the Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts and the Regatta Choice II contracts, the funds include MFS/Sun Life Series Trust (the "Series Trust").  With respect to the Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Access contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts and the Sun Life Financial Masters VII contracts, the funds include Columbia Funds Variable Insurance Trust, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., The “Series Trust”, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Sun Capital Advisers Trust, Van Kampen Life Insurance Trust and Wanger Advisors Trust (collectively with the Series Trust, the "Funds").

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. The portion of the Variable Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires the Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities along with the disclosure of contingent assets as well as liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations
Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at market value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the first in, first out basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by participants under the Contracts are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not currently subject to tax by the contract owner.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes –an interpretation of FASB Statement No. 109” (“FIN48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes”.  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2 and 3”).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Sponsor of the Sub-Accounts will adopt SFAS No. 157 effective January 1, 2008 and will apply the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.  The adoption of SFAS No. 157 is not expected to have a material impact on the Sub-Account's financial position or results of operations.

(3) Contract Charges and Related Party Transactions

Charges for mortality and expense risks, optional death benefit riders, the Lifetime Income Bonus Benefit (available on Sun Life Financial Masters IV contracts and Sun Life Financial Masters VII contracts), and the Secured Returns Optional Living Benefit (available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, and Sun Life Financial Masters Flex contracts) are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8	Level 9

Regatta contracts	1.10%	-	-	-	-	-	-	-	-
Regatta Gold contracts	1.25%	-	-	-	-	-	-	-	-
Regatta Classic contracts	1.00%	-	-	-	-	-	-	-	-
Regatta Platinum contracts	1.25%	-	-	-	-	-	-	-	-
Regatta Extra contracts	1.30%	1.45%	1.55%	1.70%	-	-	-	-	-
Regatta Choice contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	-	-	-
Regatta Access contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	-	-	-
Regatta Flex 4 contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	-	-	-
Regatta Flex II contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	-
Regatta Choice II contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	-
Sun Life Financial Masters Extra contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	-
Sun Life Financial Masters Choice contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	-
Sun Life Financial Masters Access contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	-	-	-
Sun Life Financial Masters Flex contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	-
Sun Life Financial Masters IV contracts	1.25%	1.30%	1.35%	1.40%	1.50%	1.55%	1.60%	1.65%	1.70%
Sun Life Financial Masters VII contracts	1.00%	1.10%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	-

Each year on the account anniversary, an account administration fee (“Account Fee”) the lesser of $30 or 2% of the participant’s account value in the case of Regatta and Regatta Gold contracts, the lesser of $35 or 2% of the participant’s account value in the case of Regatta Platinum contracts, $35 in the case of Regatta Extra and Regatta Choice contracts, and $50 in the case of Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII contracts (after account year 5, the Account Fee, for Regatta Gold, Regatta Platinum, Regatta Extra and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

As reimbursement for administrative expenses attributable to Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

A specific quarterly charge, equal to 0.125% of account value, is deducted on the last day of the Account Quarter, ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on the Issue Date.), if one of the following optional living benefit riders has been elected:  Secured Returns 2, Secured Returns for Life, or Secured Returns for Life Plus. These three optional living benefit riders are available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, Sun Life Financial Masters VII contracts. A specific quarterly charge, equal to 0.1625% for Single Life Coverage and 0.2125% for Joint Life Coverage, is deducted on the last day of the Account Quarter if the Income ON Demand optional living benefit rider has been elected or 0.0875% if Retirement Asset Protector optional living benefit rider has been elected. These two optional living benefit riders are available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, and Sun Life Financial Masters VII contracts.

Massachusetts Financial Services Company is the investment adviser to the Series Trust.  Sun Capital Advisers, Inc. is the investment adviser to Sun Capital Advisers Trust.  Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from 0.60% to 1.56% and 1.00% to 1.35% of the Funds’ net assets, respectively.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

The Sponsor does not deduct a sales charge from purchase payments. However, in the case of Regatta Gold, Regatta Platinum and Regatta Flex 4, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates.  In the case of Regatta Choice, a surrender charge of up to 7% and in the case of Regatta, Regatta Extra, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII contracts, a surrender charge of up to 8% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Classic contracts, a withdrawal charge of 1% is applied to purchase payments withdrawn which have been credited to a participant’s account for less than one year.

For assuming the risk that surrender charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the net assets attributable to Regatta, Regatta Gold, Regatta Platinum, Sun Life Financial Masters Extra and Sun Life Financial Masters Choice at an effective annual rate of 0.20% of the net assets attributable to Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII contracts.

For the year ended December 31, 2007, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the “Withdrawals, surrenders, annuitizations, and contract charges” line of the Statement of Changes in Net Assets for each Sub-Account.

	Contract Charges	Surrender Charges
Arnhold and S. Bleichroeder Advisers, Inc.
First Eagle Overseas Variable Fund Sub-Account (SGI)	$ 472	$ 4,526
Columbia Funds Variable Insurance Trust
Columbia Small Cap Value Fund Sub-Account (CSC)	7	-
Columbia Marsico 21st Century Portfolio Sub-Account (NMT)	5	-
Columbia Marsico 21st Century Fund Class B Sub-Account (MCC)	299	4,092
Columbia Marsico Growth Fund Class B Sub-Account (CMG)	30	-
Columbia Marsico Growth Portfolio Sub-Account (NNG)	13	-
Columbia Marsico International Opportunities Portfolio Sub-Account (NMI)	144	419
Fidelity Variable Insurance Products Funds
VIP Balanced Svc 2 Sub-Account (FVB)	13	-
VIP Freedom 2010 Portfolio Sub-Account (F10)	796	3,598
VIP Freedom 2015 Portfolio Sub-Account (F15)	2,290	9,758
VIP Freedom 2020 Portfolio Sub-Account (F20)	3,809	48,402
VIP Mid Cap Svc 2 Sub-Account (FVM)	605	14,975
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund Sub-Account (FMS)	11,193	31,282
Templeton Developing Markets Securities Fund Sub-Account (TDM)	2,280	14,995
Templeton Growth Securities Fund Class 2 Sub-Account (FTG)	4,589	28,366
Templeton Foreign Securities Fund Sub-Account (FTI)	72,195	535,177
Franklin Income Securities Class 2 Sub-Account (ISC)	204	3,184
Franklin Small Cap Value Securities Fund Sub-Account (FVS)	8,901	49,934
Franklin Strategic Income Securities Class 2 Sub-Account (SIC)	79	2,484
Lord Abbett Series Fund, Inc.
All Value Portfolio Sub-Account (LAV)	3,647	27,283
Growth & Income Portfolio Sub-Account (LA1)	72,648	237,809
Growth Opportunities Portfolio Sub-Account (LA9)	49,584	125,065
Mid Cap Value Portfolio Sub-Account (LA2)	35,881	98,986
MFS/Sun Life Series Trust
Bond S Class Sub-Account (MF7)	17,644	139,565
Bond Series Sub-Account (BDS)	32,732	29,557
Capital Appreciation S Class Sub-Account (MFD)	7,710	56,251
Capital Appreciation Series Sub-Account (CAS)	225,626	118,069
Capital Opportunities S Class Sub-Account (CO1)	2,473	6,067
Capital Opportunities Series Sub-Account (COS)	35,356	39,757
Emerging Growth S Class Sub-Account (MFF)	6,464	10,566
Emerging Growth Series Sub-Account (EGS)	153,371	40,774

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions – continued

	Contract Charges	Surrender Charges
MFS/Sun Life Series Trust - continued
Emerging Markets Equity S Class Sub-Account (EM1)	$ 4,515	$ 27,392
Emerging Markets Equity Series Sub-Account (EME)	25,554	36,696
Global Governments S Class Sub-Account (GG1)	862	6,429
Global Governments Series Sub-Account (GGS)	15,735	10,696
Global Growth S Class Sub-Account (GG2)	2,157	13,050
Global Growth Series Sub-Account (GGR)	50,624	40,873
Global Total Return S Class Sub-Account (GT2)	3,929	22,570
Global Total Return Series Sub-Account (GTR)	46,617	37,588
Government Securities S Class Sub-Account (MFK)	80,186	467,609
Government Securities Series Sub-Account (GSS)	94,235	151,982
High Yield S Class Sub-Account (MFC)	53,004	188,701
High Yield Series Sub-Account (HYS)	67,254	78,985
International Growth S Class Sub-Account (IG1)	5,598	23,145
International Growth Series Sub-Account (IGS)	43,830	51,866
International Investors Trust S Class Sub-Account (MI1)	3,475	34,792
International Investors Trust Series Sub-Account (MII)	35,692	22,085
Massachusetts Investors Growth Stock S Class Sub-Account (M1B)	25,752	209,879
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	138,160	157,526
Massachusetts Investors Trust S Class Sub-Account (MFL)	71,987	391,677
Massachusetts Investors Trust Series Sub-Account (MIT)	283,498	242,885
Mid Cap Growth S Class Sub-Account (MC1)	13,239	34,605
Mid Cap Growth Series Sub-Account (MCS)	18,693	12,505
Mid Cap Value S Class Sub-Account (MCV)	8,410	31,992
Money Market S Class Sub-Account (MM1)	54,740	605,027
Money Market Series Sub-Account (MMS)	101,421	168,827
New Discovery S Class Sub-Account (M1A)	64,388	183,920
New Discovery Series Sub-Account (NWD)	46,154	92,021
Research S Class Sub-Account (RE1)	7,227	41,489
Research Series Sub-Account (RES)	141,900	31,590
Research Growth and Income S Class Sub-Account (RG1)	5,035	60,286
Research Growth and Income Series Sub-Account (RGS)	65,190	54,101
Research International S Class Sub-Account (RI1)	43,652	223,651
Research International Series Sub-Account (RIS)	27,178	64,067
Strategic Growth S Class Sub-Account (SG1)	4,470	20,916
Strategic Growth Series Sub-Account (SGS)	5,792	7,592
Strategic Income S Class Sub-Account (SI1)	4,908	30,401
Strategic Income Series Sub-Account (SIS)	12,794	23,457
Strategic Value S Class Sub-Account (SVS)	2,164	11,709
Technology S Class Sub-Account (TE1)	1,207	5,067
Technology Series Sub-Account (TEC)	9,575	9,545
Total Return S Class Sub-Account (MFJ)	196,672	1,360,018
Total Return Series Sub-Account (TRS)	340,197	254,544
Utilities S Class Sub-Account (MFE)	13,986	82,450
Utilities Series Sub-Account (UTS)	98,880	142,009
Value S Class Sub-Account (MV1)	27,720	234,530
Value Series Sub-Account (MVS)	75,028	150,266
Oppenheimer Variable Account Funds
Balanced VA Fund Sub-Account (OBV)	-	-
Capital Appreciation Fund Sub-Account (OCA)	8,837	47,784
Global Securities Fund Sub-Account (OGG)	5,487	73,810
Main Street Fund Sub-Account (OMG)	66,230	722,927
Main Street Small Cap Fund Sub-Account (OMS)	5,323	11,688

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions – continued

	Contract Charges	Surrender Charges
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio Sub-Account (PMB)	$ 2,430	$ 21,949
Low Duration Portfolio Sub-Account (PLD)	67,033	714,764
Real Return Porfolio Sub-Account (PRR)	9,630	50,993
Total Return Portfolio Sub-Account (PTR)	15,303	87,877
VIT All Asset Portfolio Sub-Account (PRA)	423	3,312
VIT Commodity Real Return Strategy Portfolio Sub-Account (PCR)	1,785	2,365
Sun Capital Advisers Trust
All Cap S Class Sub-Account (SSA)	1,206	8,170
Davis Venture Value S Class Sub-Account (SVV)	96	777
FI Large Cap Growth Fund Sub-Account (LGF)	84	-
Investment Grade Bond S Class Sub-Account (IGB)	1,826	7,718
Oppenheimer Main Street Small Cap S Class Sub-Account (VSC)	419	9,874
Real Estate Fund S Class Sub-Account (SRE)	52,779	141,193
Real Estate Fund Sub-Account (SC3)	6,442	21,384
Sun Capital Money Market S Class Sub-Account (CMM)	298	1,441
Van Kampen Life Insurance Trust
LIT Comstock II Sub-Account (VLC)	51	545
Wanger Advisors Trust
Wanger Select Sub-Account (WTF)	667	869
Wanger U.S. Smaller Companies Sub-Account (USC)	5	-

(4) Reserve for Variable Annuities

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant’s contract or certificate, as applicable if the contract’s annuity commencement date is before January 1, 2000. Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table at an assumed rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic, and Regatta Platinum as stated in each participant’s contract or certificate, as applicable if the contract’s annuity commencement date is on or after January 1, 2000. Annuity reserves are calculated using the 2000 Annuitant Mortality Table at an assumed rate of 3% for Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Extra, and Sun Life Financial Masters Flex. Due to the demographics of Regatta Flex II, Regatta Choice II, Sun Life Financial Masters IV, and Sun Life Financial Masters VII, no reserves were required at December 31, 2007. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of investments of the Funds for each Sub-Account for the year ended December 31, 2007:

	Purchases	Sales

Arnhold and S. Bleichroeder Advisers, Inc.
First Eagle Overseas Variable Fund Sub-Account (SGI)	$86,379,460	$ 2,954,514
Columbia Funds Variable Insurance Trust
Columbia Small Cap Value Fund Sub-Account (CSC)	3,293	409
Columbia Marsico 21st Century Portfolio Sub-Account (NMT)	48,213	9,545
Columbia Marsico 21st Century Fund Class B Sub-Account (MCC)	77,392,150	2,786,151
Columbia Marsico Growth Fund Class B Sub-Account (CMG)	7,671,528	496,834
Columbia Marsico Growth Portfolio Sub-Account (NNG)	252	76,171
Columbia Marsico International Opportunities Portfolio Sub-Account (NMI)	8,789,568	463,139
Fidelity Variable Insurance Products Funds
VIP Balanced Svc 2 Sub-Account (FVB)	13,496,710	115,147
VIP Freedom 2010 Portfolio Sub-Account (F10)	5,915,146	2,017,598
VIP Freedom 2015 Portfolio Sub-Account (F15)	10,169,480	749,849
VIP Freedom 2020 Portfolio Sub-Account (F20)	23,829,831	2,945,489
VIP Mid Cap Svc 2 Sub-Account (FVM)	136,789,424	1,159,614
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund Sub-Account (FMS)	64,828,264	8,732,732
Templeton Developing Markets Securities Fund Sub-Account (TDM)	69,724,552	4,690,374
Templeton Growth Securities Fund Class 2 Sub-Account (FTG)	25,814,353	4,470,940
Templeton Foreign Securities Fund Sub-Account (FTI)	95,765,057	82,824,339
Franklin Income Securities Class 2 Sub-Account (ISC)	43,249,338	1,888,608
Franklin Small Cap Value Securities Fund Sub-Account (FVS)	18,441,543	8,536,204
Franklin Strategic Income Securities Class 2 Sub-Account (SIC)	6,348,652	618,885
Lord Abbett Series Fund, Inc.
All Value Portfolio Sub-Account (LAV)	13,734,627	4,084,286
Growth & Income Portfolio Sub-Account (LA1)	273,655,314	9,963,035
Growth Opportunities Portfolio Sub-Account (LA9)	19,044,668	12,533,105
Mid Cap Value Portfolio Sub-Account (LA2)	51,603,687	13,126,664
MFS/Sun Life Series Trust
Bond S Class Sub-Account (MF7)	20,677,184	17,901,645
Bond Series Sub-Account (BDS)	21,961,386	33,988,216
Capital Appreciation S Class Sub-Account (MFD)	1,636,580	7,405,938
Capital Appreciation Series Sub-Account (CAS)	7,691,679	116,786,551
Capital Opportunities S Class Sub-Account (CO1)	828,442	18,658,205
Capital Opportunities Series Sub-Account (COS)	2,221,872	186,576,525
Emerging Growth S Class Sub-Account (MFF)	$2,922,363	4,758,296
Emerging Growth Series Sub-Account (EGS)	5,725,593	79,950,753
Emerging Markets Equity S Class Sub-Account (EM1)	10,071,429	7,708,572
Emerging Markets Equity Series Sub-Account (EME)	28,980,424	32,901,919
Global Governments S Class Sub-Account (GG1)	891,410	867,802
Global Governments Series Sub-Account (GGS)	5,855,572	10,466,175
Global Growth S Class Sub-Account (GG2)	869,848	1,822,900
Global Growth Series Sub-Account (GGR)	6,631,651	36,874,742
Global Total Return S Class Sub-Account (GT2)	5,695,739	3,630,704
Global Total Return Series Sub-Account (GTR)	25,279,714	36,995,532
Government Securities S Class Sub-Account (MFK)	54,208,100	50,555,011
Government Securities Series Sub-Account (GSS)	32,895,131	73,481,758

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued

	Purchases	Sales
MFS/Sun Life Series Trust – continued
High Yield S Class Sub-Account (MFC)	$ 52,979,221	$ 28,052,197
High Yield Series Sub-Account (HYS)	23,668,986	55,480,440
International Growth S Class Sub-Account (IG1)	12,198,492	6,508,227
International Growth Series Sub-Account (IGS)	32,039,417	37,328,486
International Investors Trust S Class Sub-Account (MI1)	206,410,748	4,790,872
International Investors Trust Series Sub-Account (MII)	28,741,200	36,476,133
Massachusetts Investors Growth Stock S Class Sub-Account (M1B)	43,247,871	23,865,927
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	35,859,377	91,009,507
Massachusetts Investors Trust S Class Sub-Account (MFL)	42,612,395	42,463,526
Massachusetts Investors Trust Series Sub-Account (MIT)	14,439,709	192,716,115
Mid Cap Growth S Class Sub-Account (MC1)	1,838,162	8,838,318
Mid Cap Growth Series Sub-Account (MCS)	5,711,023	19,229,690
Mid Cap Value S Class Sub-Account (MCV)	4,363,201	6,361,909
Money Market S Class Sub-Account (MM1)	159,296,632	93,723,838
Money Market Series Sub-Account (MMS)	159,495,464	153,572,346
New Discovery S Class Sub-Account (M1A)	26,384,076	15,678,194
New Discovery Series Sub-Account (NWD)	9,462,041	37,084,182
Research S Class Sub-Account (RE1)	2,973,237	6,801,501
Research Series Sub-Account (RES)	5,623,578	78,974,525
Research Growth and Income S Class Sub-Account (RG1)	28,337,396	5,799,382
Research Growth and Income Series Sub-Account (RGS)	182,895,152	49,567,088
Research International S Class Sub-Account (RI1)	66,952,944	24,440,325
Research International Series Sub-Account (RIS)	21,740,757	35,194,945
Strategic Growth S Class Sub-Account (SG1)	1,489,911	42,517,029
Strategic Growth Series Sub-Account (SGS)	525,373	32,759,980
Strategic Income S Class Sub-Account (SI1)	2,816,862	5,193,570
Strategic Income Series Sub-Account (SIS)	10,230,232	13,816,257
Strategic Value S Class Sub-Account (SVS)	1,471,942	2,407,785
Technology S Class Sub-Account (TE1)	713,446	875,138
Technology Series Sub-Account (TEC)	4,996,405	6,024,858
Total Return S Class Sub-Account (MFJ)	205,150,057	93,667,572
Total Return Series Sub-Account (TRS)	86,595,528	243,329,802
Utilities S Class Sub-Account (MFE)	41,680,904	17,281,438
Utilities Series Sub-Account (UTS)	17,229,715	95,488,756
Value S Class Sub-Account (MV1)	28,296,176	29,305,558
Value Series Sub-Account (MVS)	34,028,086	91,382,314
Oppenheimer Variable Account Funds
Balanced VA Fund Sub-Account (OBV)	2,217,343	131,757
Capital Appreciation Fund Sub-Account (OCA)	8,013,244	12,107,826
Global Securities Fund Sub-Account (OGG)	17,674,671	5,436,889
Main Street Fund Sub-Account (OMG)	236,662,489	30,031,950
Main Street Small Cap Fund Sub-Account (OMS)	4,326,609	5,114,090
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio Sub-Account (PMB)	5,177,785	2,523,079
Low Duration Portfolio Sub-Account (PLD)	414,736,949	33,106,218
Real Return Porfolio Sub-Account (PRR)	23,716,826	10,596,851
Total Return Portfolio Sub-Account (PTR)	174,935,814	9,825,038
VIT All Asset Portfolio Sub-Account (PRA)	2,246,204	451,366
VIT Commodity Real Return Strategy Portfolio Sub-Account (PCR)	7,411,821	2,180,510

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales – continued

	Purchases	Sales
Sun Capital Advisers Trust
All Cap S Class Sub-Account (SSA)	$ 4,752,586	$ 1,278,989
Davis Venture Value S Class Sub-Account (SVV)	28,234,238	1,040,010
FI Large Cap Growth Fund Sub-Account (LGF)	1,629,574	212,076
Investment Grade Bond S Class Sub-Account (IGB)	18,708,508	3,398,704
Oppenheimer Main Street Small Cap S Class Sub-Account (VSC)	112,827,105	397,836
Real Estate Fund S Class Sub-Account (SRE)	109,118,148	7,701,554
Real Estate Fund Sub-Account (SC3)	5,053,770	7,352,772
Sun Capital Money Market S Class Sub-Account (CMM)	578,468	95,787
Van Kampen Life Insurance Trust
LIT Comstock II Sub-Account (VLC)	12,565,825	1,036,449
Wanger Advisors Trust
Wanger Select Sub-Account (WTF)	663,743	174,936
Wanger U.S. Smaller Companies Sub-Account (USC)	33,667	1,159

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of units outstanding, unit values, net assets, investment income ratio, expense ratios, excluding expenses of the underlying funds and the total return, for the years ended December 31, is as follows:

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
SGI
	December 31, 2007(k)	7,791,583	$10.6128	to	$10.6798	$82,974,328	- %	1.35%	to	2.10%	6.13%	to	6.80%
CSC
	December 31, 2007	1,509	11.9646	to	11.9984	18,101	0.26	1.55	to	1.65	(4.19)	to	(4.10)
	December 31, 2006	1,411	12.2863	to	12.5560	17,650	0.26	1.55	to	1.65	17.40	to	17.52
	December 31, 2005 (e)	583	10.6376	to	10.6460	6,200	-	1.55	to	1.65	6.38	to	6.46
NMT
	December 31, 2007	8,690	15.5826	to	15.7150	135,980	0.53	1.35	to	1.65	17.31	to	17.67
	December 31, 2006	6,233	13.0685	to	13.3555	83,087	0.12	1.35	to	1.65	17.77	to	18.13
	December 31, 2005 (e)	462	11.2788	to	11.2788	5,204	-	1.65	to	1.65		12.79
MCC
	December 31, 2007 (k)	6,356,718	12.0821	to	12.1839	77,182,125	0.25	1.30	to	2.30	20.82	to	21.84
CMG
	December 31, 2007 (k)	640,690	11.7433	to	11.8174	7,548,709	-	1.35	to	2.10	17.43	to	18.17
NNG
	December 31, 2007	14,570	13.1322	to	13.1694	191,573	-	1.35	to	1.85	15.29	to	15.88
	December 31, 2006	19,841	11.2465	to	11.4935	226,596	-	1.35	to	1.85	4.14	to	4.66
	December 31, 2005 (e)	4,598	10.9467	to	10.9467	50,336	-	1.75	to	1.75		9.47
NMI
	December 31, 2007	522,074	12.3894	to	17.1796	8,752,767	0.08	1.35	to	2.30	16.91	to	24.52
	December 31, 2006	11,385	14.2400	to	14.5526	165,345	0.19	1.35	to	1.65	21.19	to	21.56
	December 31, 2005 (e)	1,299	11.9430	to	11.9524	15,506	0.08	1.55	to	1.65	19.43	to	19.52
FVB
	December 31, 2007 (k)	1,234,324	10.6929	to	10.7604	13,240,999	3.47	1.35	to	2.10	6.93	to	7.60
F10
	December 31, 2007	585,651	11.6955	to	11.9301	6,929,208	3.24	1.35	to	2.25	5.97	to	6.95
	December 31, 2006	268,016	10.9973	to	11.1613	2,974,098	3.37	1.35	to	2.25	7.12	to	8.10
	December 31, 2005 (f)	23,605	10.3185	to	10.3185	243,563	0.87	1.35	to	1.35		3.18
F15
	December 31, 2007	1,457,747	11.9744	to	12.2416	17,658,270	3.26	1.30	to	2.30	6.55	to	7.65
	December 31, 2006	715,554	11.2046	to	11.3717	8,088,852	2.49	1.30	to	2.30	8.30	to	9.40
	December 31, 2005 (f)	25,858	10.3850	to	10.3937	268,544	1.11	1.35	to	1.85	3.85	to	3.94
F20
	December 31, 2007	2,944,857	12.2148	to	12.4873	36,444,849	2.52	1.30	to	2.30	7.42	to	8.53
	December 31, 2006	1,308,908	11.3368	to	11.5058	14,984,152	3.47	1.30	to	2.30	9.14	to	10.26
	December 31, 2005 (f)	10,353	10.4250	to	10.4346	107,943	0.83	1.35	to	1.90	4.25	to	4.35
FVM
	December 31, 2007 (k)	11,884,177	11.6141	to	11.7169	138,777,417	0.47	1.30	to	2.35	16.14	to	17.17
FMS
	December 31, 2007	6,318,116	14.1466	to	18.0981	111,152,728	1.37	1.30	to	2.35	1.03	to	2.13
	December 31, 2006	3,368,514	13.9177	to	17.7303	58,070,328	1.22	1.30	to	2.35	15.61	to	16.85
	December 31, 2005	1,886,907	12.0251	to	15.1818	27,978,414	0.87	1.30	to	2.30	8.02	to	9.12
	December 31, 2004	1,146,446	11.1069	to	13.9198	15,778,515	0.75	1.25	to	2.30	10.03	to	11.15
	December 31, 2003	489,937	12.2638	to	12.5282	6,110,725	0.78	1.35	to	2.30	22.27	to	23.46
TDM
	December 31, 2007	4,360,786	17.6061	to	18.0187	77,853,382	1.85	1.30	to	2.35	25.74	to	27.10
	December 31, 2006	511,631	13.9683	to	14.1765	7,216,012	1.18	1.30	to	2.30	25.15	to	26.43
	December 31, 2005 (f)	82,552	11.1943	to	11.2121	924,837	-	1.35	to	2.30	11.94	to	12.12
FTG
	December 31, 2007	2,128,221	14.6136	to	20.5944	41,968,435	1.30	1.30	to	2.35	(0.07)	to	1.01
	December 31, 2006	1,134,629	14.5363	to	20.3990	22,093,074	1.21	1.30	to	2.35	18.95	to	20.23
	December 31, 2005	518,022	12.2061	to	16.9753	8,461,348	0.99	1.30	to	2.30	6.37	to	7.45
	December 31, 2004 (d)	185,270	11.4492	to	15.8060	2,822,852	1.01	1.25	to	2.30	13.35	to	14.58
FTI
	December 31, 2007	23,555,118	16.8727	to	22.1685	502,292,060	1.98	1.30	to	2.55	12.50	to	13.95
	December 31, 2006	23,906,416	14.9290	to	19.5344	449,411,615	1.19	1.30	to	2.55	18.36	to	19.87
	December 31, 2005	15,021,292	12.5557	to	16.3623	236,905,307	1.11	1.30	to	2.55	7.37	to	8.74
	December 31, 2004	8,240,520	11.6449	to	15.1080	120,369,576	1.01	1.25	to	2.55	15.50	to	16.92
	December 31, 2003	1,734,535	12.3883	to	12.9673	21,780,367	0.81	1.35	to	2.55	26.43	to	30.43
(d)           For the period February 2, 2004 (commencement of operations) through December 31, 2004.
(e)           For the period April 25, 2005 (commencement of operations) through December 31, 2005.
(f)           For the period October 31, 2005 (commencement of operations) through December 31, 2005.
(k)           For the period March 5, 2007 (commencement of operations) through December 31, 2007.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
ISC
	December 31, 2007 (k)	3,983,472	$10.1431	to	$10.2071	$40,544,176	1.80%	1.35%	to	2.10%	1.43%	to	2.07%
FVS
	December 31, 2007	1,960,878	13.8819	to	19.8610	37,692,750	0.66	1.30	to	2.50	(4.83)	to	(3.66)
	December 31, 2006	1,597,154	14.4771	to	20.6252	32,015,946	0.63	1.30	to	2.50	14.06	to	15.46
	December 31, 2005	1,065,024	12.6580	to	17.8718	18,622,511	0.75	1.30	to	2.30	6.27	to	7.36
	December 31, 2004	784,791	11.8836	to	16.6555	12,898,583	0.18	1.25	to	2.30	18.84	to	22.07
	December 31, 2003	403,105	13.3363	to	13.6441	5,464,413	0.16	1.35	to	2.30	29.09	to	30.34
SIC
	December 31, 2007 (k)	556,077	10.3009	to	10.3659	5,745,387	2.79	1.35	to	2.10	3.01	to	3.66
LAV
	December 31, 2007	2,132,144	14.3086	to	14.9014	31,216,819	0.58	1.30	to	2.30	4.25	to	5.33
	December 31, 2006	1,530,051	13.6347	to	14.1549	21,338,547	0.81	1.35	to	2.30	12.01	to	13.10
	December 31, 2005	673,060	12.1780	to	12.5157	8,330,401	0.45	1.35	to	2.30	4.50	to	5.51
	December 31, 2004 (d)	344,432	11.6270	to	11.8619	4,063,023	0.73	1.25	to	2.30	13.04	to	16.27
LA1
	December 31, 2007	30,273,162	13.4519	to	18.5163	537,440,084	1.57	1.30	to	2.55	0.79	to	2.09
	December 31, 2006	17,651,095	13.2854	to	18.1473	306,867,936	1.54	1.30	to	2.55	14.29	to	15.75
	December 31, 2005	11,563,674	11.5708	to	15.6855	174,257,651	1.17	1.30	to	2.55	0.62	to	1.91
	December 31, 2004	8,986,821	11.4511	to	15.3996	133,211,678	1.31	1.25	to	2.55	9.77	to	14.82
	December 31, 2003	2,488,679	11.9130	to	13.8575	33,267,291	1.89	1.35	to	2.55	19.13	to	29.25
LA9
	December 31, 2007	5,069,578	14.0149	to	15.9436	73,578,930	-	1.30	to	2.55	18.17	to	19.70
	December 31, 2006	4,902,578	11.8596	to	13.3200	59,707,503	-	1.30	to	2.55	5.15	to	6.50
	December 31, 2005	2,675,259	11.2788	to	12.5076	30,716,359	-	1.30	to	2.55	1.96	to	3.27
	December 31, 2004 (d)	1,203,674	11.0616	to	12.1119	13,428,847	-	1.25	to	2.55	8.39	to	21.12
LA2
	December 31, 2007	5,809,005	13.6038	to	18.8622	105,217,891	0.47	1.30	to	2.55	(2.00)	to	(0.73)
	December 31, 2006	4,471,238	13.7695	to	19.0113	81,834,682	0.63	1.30	to	2.55	9.38	to	10.78
	December 31, 2005	2,743,587	12.5489	to	17.1707	45,585,122	0.51	1.30	to	2.55	5.47	to	6.82
	December 31, 2004	2,592,930	11.8315	to	16.0827	40,628,899	0.51	1.25	to	2.55	18.32	to	22.36
	December 31, 2003	437,574	12.4541	to	13.1433	5,685,572	1.01	1.35	to	2.30	20.80	to	23.07
MF7
	December 31, 2007	6,110,178	9.9948	to	13.2334	76,655,526	5.69	1.00	to	2.55	(0.05)	to	2.24
	December 31, 2006	6,133,332	10.5636	to	12.9429	75,695,316	5.91	1.00	to	2.55	2.20	to	3.82
	December 31, 2005	6,270,011	10.3358	to	12.4661	75,047,190	5.84	1.00	to	2.55	(0.99)	to	0.58
	December 31, 2004	6,078,648	10.4393	to	12.3943	72,842,791	5.91	1.00	to	2.55	3.20	to	4.85
	December 31, 2003	5,706,413	10.1153	to	11.8211	65,794,236	4.22	1.00	to	2.55	1.15	to	8.34
BDS
	December 31, 2007	6,896,916	14.1153	to	15.5456	103,879,319	6.26	1.15	to	1.85	1.60	to	2.35
	December 31, 2006	8,059,857	13.7634	to	15.1894	119,031,240	6.18	1.15	to	1.85	3.26	to	4.00
	December 31, 2005	9,925,405	13.3159	to	14.6046	141,413,865	6.16	1.15	to	1.85	(0.12)	to	0.60
	December 31, 2004	11,381,676	13.3189	to	14.5404	161,562,164	6.19	1.15	to	1.85	4.28	to	5.04
	December 31, 2003	14,515,463	12.4728	to	13.8771	196,808,905	5.07	1.15	to	1.85	7.69	to	8.62
MFD
	December 31, 2007	2,498,904	9.8452	to	16.7408	26,279,858	-	1.00	to	2.30	8.36	to	9.81
	December 31, 2006	3,012,379	9.0437	to	15.2763	29,113,014	-	1.00	to	2.30	3.62	to	5.00
	December 31, 2005	3,518,217	8.6877	to	14.5788	32,540,878	0.37	1.00	to	2.30	(1.67)	to	(0.37)
	December 31, 2004	3,522,979	8.7952	to	14.6624	32,971,898	-	1.00	to	2.10	8.23	to	9.67
	December 31, 2003	3,536,749	8.0892	to	13.3964	30,045,935	-	1.00	to	2.30	25.40	to	27.07
CAS
	December 31, 2007	26,120,429	6.1637	to	33.9807	385,511,764	0.20	1.00	to	1.85	9.07	to	10.02
	December 31, 2006	33,490,792	5.6481	to	28.3245	450,366,226	0.20	1.00	to	1.85	4.41	to	5.31
	December 31, 2005	41,628,520	5.4069	to	26.9998	548,698,901	0.64	1.00	to	1.85	(0.95)	to	(0.09)
	December 31, 2004	41,868,827	5.4557	to	27.1281	564,955,111	0.06	1.00	to	1.85	8.96	to	9.91
	December 31, 2003	47,654,629	5.0044	to	24.7780	612,259,795	-	1.00	to	1.85	26.33	to	27.42

(d)           For the period February 2, 2004 (commencement of operations) through December 31, 2004.
(k)           For the period March 5, 2007 (commencement of operations) through December 31, 2007.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
CO1
	December 31, 2007 (j)	-	$-		$-	$-	0.36%	1.10%	to	2.25%	9.53%	to	10.14%
	December 31, 2006	1,377,231	9.9965	to	16.8521	16,161,723	0.25	1.10	to	2.25	11.46	to	12.77
	December 31, 2005	1,483,374	8.9324	to	14.9595	14,992,153	0.69	1.10	to	2.25	(0.96)	to	0.20
	December 31, 2004	1,675,705	8.9826	to	14.9448	16,686,864	0.29	1.10	to	2.25	9.93	to	16.04
	December 31, 2003	1,740,370	8.1338	to	13.4434	15,053,183	0.14	1.10	to	2.30	25.06	to	26.60
COS
	December 31, 2007 (j)	-	-		-	-	0.78	1.00	to	1.85	9.79	to	10.24
	December 31, 2006	16,499,273	6.5622	to	18.9934	168,139,747	0.52	1.00	to	1.85	12.21	to	13.18
	December 31, 2005	21,130,668	5.8304	to	16.8464	194,106,985	0.95	1.00	to	1.85	(0.24)	to	0.63
	December 31, 2004	26,220,995	5.8264	to	16.8061	245,462,968	0.49	1.00	to	1.85	10.70	to	11.67
	December 31, 2003	31,162,190	5.2469	to	15.1086	265,953,050	0.36	1.00	to	1.85	25.93	to	27.02
MFF
	December 31, 2007	1,464,903	11.9589	to	20.7435	20,689,801	-	1.00	to	2.30	18.20	to	19.78
	December 31, 2006	1,615,364	10.0706	to	17.3526	18,737,905	-	1.00	to	2.30	5.23	to	6.62
	December 31, 2005	1,747,003	9.5267	to	16.3077	18,519,452	-	1.00	to	2.30	6.40	to	7.81
	December 31, 2004	1,863,783	8.9127	to	15.1566	18,305,802	-	1.00	to	2.25	10.36	to	11.83
	December 31, 2003	1,705,653	8.0389	to	13.5806	14,517,814	-	1.15	to	2.25	28.12	to	29.83
EGS
	December 31, 2007	18,485,750	6.2491	to	26.5065	238,240,356	-	1.00	to	1.85	18.99	to	20.03
	December 31, 2006	24,616,070	5.2490	to	22.1693	263,364,457	-	1.00	to	1.85	6.03	to	6.94
	December 31, 2005	30,633,904	4.9480	to	20.8097	315,569,435	-	1.00	to	1.85	7.12	to	8.05
	December 31, 2004	37,868,174	4.6166	to	19.3335	375,214,309	-	1.00	to	1.85	11.14	to	12.11
	December 31, 2003	44,118,674	4.1517	to	17.3124	407,376,323	-	1.00	to	1.85	29.06	to	30.18
EM1
	December 31, 2007	808,424	18.7701	to	44.3000	22,821,441	1.85	1.15	to	2.50	31.88	to	33.72
	December 31, 2006	813,675	14.2242	to	33.1470	18,546,786	0.90	1.15	to	2.50	26.66	to	28.41
	December 31, 2005	441,657	11.2417	to	25.8270	10,352,754	0.51	1.15	to	2.25	12.42	to	34.88
	December 31, 2004	340,870	15.4356	to	19.1577	6,301,071	0.84	1.15	to	1.85	24.28	to	25.42
	December 31, 2003	336,533	12.4202	to	15.2823	4,983,507	0.39	1.15	to	2.05	49.01	to	50.38
EME
	December 31, 2007	2,587,959	32.5066	to	38.9119	91,911,417	2.02	1.00	to	1.85	33.14	to	34.29
	December 31, 2006	3,300,914	24.4161	to	29.5347	87,687,610	1.12	1.00	to	1.85	27.76	to	28.87
	December 31, 2005	3,923,235	19.1105	to	22.6447	81,260,933	0.68	1.00	to	1.85	34.24	to	35.40
	December 31, 2004	3,707,620	14.2359	to	16.7834	57,029,517	1.02	1.00	to	1.85	24.82	to	25.91
	December 31, 2003	3,765,936	11.4049	to	13.3776	46,170,963	0.59	1.00	to	1.85	49.78	to	51.08
GG1
	December 31, 2007	284,890	12.8359	to	15.0094	4,022,897	-	1.15	to	1.85	6.46	to	7.23
	December 31, 2006	283,792	10.4123	to	14.0408	3,762,442	-	1.15	to	1.85	2.77	to	3.50
	December 31, 2005	327,850	11.8827	to	13.6067	4,232,469	10.41	1.15	to	1.85	(9.20)	to	(8.56)
	December 31, 2004	340,389	13.0273	to	14.9250	4,820,154	12.26	1.15	to	1.85	7.76	to	8.53
	December 31, 2003	408,658	12.0336	to	13.7443	5,349,433	5.62	1.15	to	1.85	13.17	to	13.98
GGS
	December 31, 2007	1,951,821	14.3685	to	25.1849	33,658,588	-	1.00	to	1.85	6.68	to	7.61
	December 31, 2006	2,234,976	13.4688	to	19.1593	36,201,209	-	1.00	to	1.85	3.03	to	3.92
	December 31, 2005	2,809,654	13.0728	to	18.5077	43,876,264	10.70	1.00	to	1.85	(8.92)	to	(8.13)
	December 31, 2004	3,280,149	14.3527	to	20.2232	56,460,907	12.59	1.00	to	1.85	8.02	to	8.96
	December 31, 2003	3,854,620	12.3771	to	18.6329	61,738,804	5.37	1.00	to	1.85	13.46	to	14.44
GG2
	December 31, 2007	494,318	15.6997	to	21.9248	8,590,818	1.43	1.00	to	2.10	10.65	to	11.90
	December 31, 2006	548,900	14.1520	to	19.6328	8,624,775	0.33	1.00	to	2.10	14.55	to	15.84
	December 31, 2005	552,979	12.3227	to	16.9829	7,538,233	0.23	1.00	to	2.10	7.44	to	8.64
	December 31, 2004	614,351	11.4406	to	15.6639	7,740,130	0.31	1.00	to	2.10	12.75	to	14.25
	December 31, 2003	615,859	10.1003	to	13.7376	6,778,114	0.26	1.00	to	2.30	32.02	to	33.78
GGR
	December 31, 2007	5,626,403	10.9557	to	33.6111	124,791,013	1.69	1.00	to	1.85	11.17	to	12.13
	December 31, 2006	7,063,308	9.8502	to	30.0902	140,323,466	0.56	1.00	to	1.85	15.21	to	16.20
	December 31, 2005	8,221,692	8.5455	to	25.9940	145,928,483	0.47	1.00	to	1.85	8.00	to	8.94
	December 31, 2004	9,885,010	7.9081	to	23.9533	165,248,378	0.48	1.00	to	1.85	13.47	to	14.45
	December 31, 2003	11,683,281	6.9659	to	21.0097	175,751,261	0.49	1.15	to	1.85	32.94	to	34.09

(j)           Sub-Account closed on June 25, 2007.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
GT2
	December 31, 2007	1,161,693	$16.4422	to	$18.5035	$19,774,396	1.99%	1.15%	to	2.05%	6.39%	to	7.37%
	December 31, 2006	1,149,650	14.9739	to	17.2425	18,291,763	0.66	1.15	to	2.05	14.52	to	15.57
	December 31, 2005	1,195,804	13.4408	to	14.9273	16,498,684	3.81	1.00	to	2.05	1.42	to	2.51
	December 31, 2004	1,049,400	13.2252	to	14.5915	14,165,553	2.33	1.15	to	2.05	14.47	to	15.53
	December 31, 2003	965,835	11.5294	to	12.6366	11,304,042	2.14	1.15	to	2.05	20.02	to	21.13
GTR
	December 31, 2007	6,117,487	15.7818	to	30.2720	140,411,531	2.22	1.15	to	1.85	6.84	to	7.62
	December 31, 2006	7,258,332	14.7633	to	28.1974	156,233,915	0.92	1.15	to	1.85	15.11	to	15.95
	December 31, 2005	8,201,461	12.8186	to	24.3793	156,049,255	4.27	1.15	to	1.85	1.85	to	2.59
	December 31, 2004	8,363,603	12.5796	to	23.8232	160,297,490	2.50	1.15	to	1.85	14.94	to	15.78
	December 31, 2003	8,836,494	10.9384	to	20.6270	151,229,262	2.10	1.15	to	1.85	20.70	to	21.58
MFK
	December 31, 2007	24,954,225	10.3645	to	12.4309	281,758,050	4.76	1.00	to	2.55	4.17	to	5.83
	December 31, 2006	25,308,705	9.9499	to	11.7457	272,332,913	4.56	1.00	to	2.55	0.84	to	2.44
	December 31, 2005	19,255,861	9.8669	to	11.4658	205,291,955	4.32	1.00	to	2.55	(0.59)	to	0.99
	December 31, 2004	15,785,190	9.9252	to	11.3535	169,069,438	5.19	1.00	to	2.55	0.86	to	2.51
	December 31, 2003	12,383,782	9.8364	to	11.0490	131,892,096	3.98	1.10	to	2.55	(1.64)	to	0.85
GSS
	December 31, 2007	15,336,252	13.0202	to	24.6917	247,658,015	5.01	1.00	to	1.85	5.19	to	6.10
	December 31, 2006	18,582,159	12.3657	to	19.7009	283,320,766	5.07	1.00	to	1.85	1.77	to	2.65
	December 31, 2005	22,849,712	12.1380	to	19.2660	344,042,581	4.75	1.00	to	1.85	0.42	to	1.28
	December 31, 2004	26,991,543	12.0756	to	19.0953	406,733,201	5.63	1.00	to	1.85	1.84	to	2.72
	December 31, 2003	35,262,145	11.8457	to	18.6615	521,823,973	4.70	1.00	to	1.85	0.26	to	1.13
MFC
	December 31, 2007	9,231,715	11.3703	to	14.9734	132,587,722	7.08	1.00	to	2.55	(1.04)	to	0.54
	December 31, 2006	8,020,269	11.4368	to	14.9231	114,743,896	8.08	1.00	to	2.55	7.25	to	8.95
	December 31, 2005	7,227,900	10.6154	to	13.7254	95,167,528	7.45	1.00	to	2.55	(0.66)	to	0.92
	December 31, 2004	7,034,638	10.6489	to	13.6280	92,066,666	6.45	1.00	to	2.55	6.49	to	8.27
	December 31, 2003	6,699,213	10.8910	to	12.6501	81,254,026	8.01	1.10	to	2.55	8.91	to	20.00
HYS
	December 31, 2007	8,811,448	12.8913	to	30.7416	145,304,823	7.61	1.00	to	1.85	0.03	to	0.90
	December 31, 2006	11,347,579	12.8873	to	25.1862	186,188,557	8.37	1.00	to	1.85	8.36	to	9.29
	December 31, 2005	14,094,783	11.8935	to	23.1337	214,798,743	8.45	1.00	to	1.85	0.31	to	1.17
	December 31, 2004	17,473,238	11.8536	to	22.9531	267,795,978	7.78	1.00	to	1.85	7.51	to	8.45
	December 31, 2003	21,115,563	11.0197	to	21.2473	302,952,628	8.99	1.00	to	1.85	19.20	to	20.23
IG1
	December 31, 2007	1,455,023	11.7343	to	26.4253	26,435,969	1.10	1.00	to	2.30	13.87	to	18.28
	December 31, 2006	1,126,228	17.9775	to	23.0061	20,902,161	0.45	1.00	to	2.05	23.18	to	24.50
	December 31, 2005	1,221,898	14.5644	to	18.5160	18,247,713	0.70	1.00	to	2.05	12.28	to	13.48
	December 31, 2004	1,328,474	12.9450	to	16.3494	17,567,913	0.38	1.00	to	2.05	16.14	to	17.39
	December 31, 2003	1,333,889	11.1229	to	13.9554	15,049,223	0.54	1.15	to	2.05	35.52	to	36.97
IGS
	December 31, 2007	6,494,572	16.5529	to	22.7974	124,612,558	1.41	1.00	to	1.85	14.42	to	15.41
	December 31, 2006	7,850,731	14.4597	to	19.7805	131,169,208	0.68	1.00	to	1.85	23.72	to	24.78
	December 31, 2005	8,840,529	11.6819	to	15.8737	119,334,575	0.93	1.00	to	1.85	12.79	to	13.76
	December 31, 2004	9,969,224	10.3519	to	13.9724	119,165,042	0.56	1.00	to	1.85	16.73	to	17.75
	December 31, 2003	10,442,087	8.8633	to	11.8829	106,629,189	0.75	1.00	to	1.85	36.10	to	37.28
MI1
	December 31, 2007	18,793,055	10.8274	to	26.1320	211,701,396	0.76	1.15	to	2.35	4.83	to	9.23
	December 31, 2006	703,270	20.2099	to	24.7123	14,701,003	1.07	1.15	to	2.05	26.32	to	27.47
	December 31, 2005	661,889	15.9668	to	19.3959	10,873,687	0.88	1.15	to	1.85	12.81	to	13.62
	December 31, 2004	464,476	14.1533	to	17.0802	6,685,849	0.67	1.15	to	1.85	25.37	to	26.27
	December 31, 2003	399,293	11.2880	to	13.5336	4,572,074	0.68	1.15	to	1.85	30.74	to	31.67
MII
	December 31, 2007	4,858,869	18.4723	to	29.1921	113,714,035	1.65	1.00	to	1.85	5.35	to	6.27
	December 31, 2006	5,838,111	17.5246	to	27.5761	129,700,838	1.24	1.00	to	1.85	26.84	to	27.94
	December 31, 2005	5,984,457	13.8089	to	21.6372	105,062,829	1.11	1.00	to	1.85	13.09	to	14.07
	December 31, 2004	5,206,659	12.2041	to	19.0416	82,150,477	0.73	1.00	to	1.85	25.65	to	26.74
	December 31, 2003	4,579,850	9.7077	to	15.0821	58,724,401	1.02	1.15	to	1.85	31.16	to	32.29
M1B
	December 31, 2007	8,274,394	10.4829	to	16.1531	107,971,328	-	1.00	to	2.55	8.41	to	10.15
	December 31, 2006	6,763,495	9.6001	to	14.6951	78,640,745	-	1.00	to	2.55	4.68	to	6.34
	December 31, 2005	7,285,892	9.1054	to	13.8464	78,659,290	0.28	1.00	to	2.55	1.51	to	3.12
	December 31, 2004	7,277,585	8.9065	to	13.4550	75,706,711	-	1.00	to	2.55	6.56	to	8.26
	December 31, 2003	6,650,621	8.2983	to	12.4536	61,950,966	-	1.00	to	2.55	10.66	to	21.62

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
MIS
	December 31, 2007	30,064,891	$7.0025	to	$12.6193	$286,174,371	0.36%	1.00%	to	1.85%	9.46%	to	10.41%
	December 31, 2006	35,387,641	6.3943	to	11.4456	309,578,994	0.10	1.00	to	1.85	5.68	to	6.59
	December 31, 2005	43,809,878	6.0476	to	10.7527	365,666,252	0.52	1.00	to	1.85	2.45	to	3.33
	December 31, 2004	52,900,145	5.9002	to	10.4204	431,900,622	0.07	1.00	to	1.85	7.58	to	8.51
	December 31, 2003	61,247,213	5.4818	to	9.6165	464,658,182	-	1.00	to	1.85	21.11	to	22.15
MFL
	December 31, 2007	19,982,665	11.9080	to	17.2918	310,717,943	1.00	1.00	to	2.55	2.98	to	4.63
	December 31, 2006	19,922,745	11.4804	to	16.5607	295,643,335	0.60	1.00	to	2.55	10.17	to	11.91
	December 31, 2005	14,452,676	10.3470	to	14.8278	185,054,959	0.84	1.00	to	2.55	4.69	to	6.35
	December 31, 2004	7,171,814	9.8134	to	13.9709	75,087,391	0.83	1.00	to	2.25	9.16	to	14.32
	December 31, 2003	7,446,726	8.9484	to	12.6554	69,845,786	0.92	1.00	to	2.30	19.64	to	21.23
MIT
	December 31, 2007	36,869,229	9.9446	to	35.4439	616,787,038	1.18	1.00	to	1.85	3.98	to	4.88
	December 31, 2006	47,922,260	9.5591	to	33.9245	759,598,902	0.82	1.00	to	1.85	11.21	to	12.17
	December 31, 2005	59,467,044	8.5910	to	30.3594	858,600,168	0.97	1.00	to	1.85	5.72	to	6.63
	December 31, 2004	71,195,865	8.1222	to	28.5811	993,646,065	1.03	1.00	to	1.85	9.91	to	10.86
	December 31, 2003	82,105,319	7.3861	to	25.8800	1,068,836,521	1.14	1.00	to	1.85	20.56	to	21.61
MC1
	December 31, 2007	2,822,330	8.2136	to	18.1607	31,670,209	-	1.00	to	2.55	6.78	to	8.49
	December 31, 2006	3,386,735	7.6371	to	16.7744	35,351,366	-	1.00	to	2.55	(0.40)	to	1.18
	December 31, 2005	3,978,465	7.6135	to	16.6129	40,389,836	-	1.00	to	2.55	0.16	to	1.75
	December 31, 2004	4,467,480	7.5470	to	16.3597	44,072,943	-	1.00	to	2.55	11.36	to	13.14
	December 31, 2003	4,289,811	6.7284	to	14.4891	36,228,952	-	1.00	to	2.55	21.51	to	35.96
MCS
	December 31, 2007	7,235,851	5.8323	to	6.3480	44,914,140	-	1.15	to	1.85	7.80	to	8.59
	December 31, 2006	9,323,613	5.4047	to	5.8972	53,469,128	-	1.15	to	1.85	0.45	to	1.18
	December 31, 2005	12,048,420	5.3749	to	5.7777	68,651,430	-	1.15	to	1.85	1.20	to	1.93
	December 31, 2004	14,935,080	5.3057	to	5.6681	83,825,087	-	1.15	to	1.85	12.50	to	13.32
	December 31, 2003	15,334,959	4.7114	to	5.0019	76,141,789	-	1.15	to	1.85	35.33	to	36.31
MCV
	December 31, 2007	1,314,251	13.7171	to	19.0418	21,843,631	-	1.15	to	2.55	(1.00)	to	0.43
	December 31, 2006	1,467,221	13.7842	to	18.9695	24,368,309	-	1.15	to	2.55	8.19	to	9.74
	December 31, 2005	1,682,084	12.6762	to	17.2950	25,549,351	-	1.15	to	2.55	4.67	to	6.17
	December 31, 2004	1,649,863	12.0488	to	16.2981	23,975,740	-	1.15	to	2.55	18.64	to	20.35
	December 31, 2003	1,271,769	10.1039	to	13.5495	15,678,656	0.03	1.15	to	2.55	22.81	to	30.39
MM1
	December 31, 2007	21,267,373	9.9894	to	10.7777	219,489,293	4.47	1.00	to	2.55	1.91	to	3.54
	December 31, 2006	15,330,003	9.7773	to	10.4095	153,918,543	4.28	1.00	to	2.55	1.68	to	3.29
	December 31, 2005	11,958,338	9.5912	to	10.1022	117,199,576	2.49	1.00	to	2.55	(0.14)	to	1.44
	December 31, 2004	8,633,307	9.5804	to	9.9889	84,038,433	0.64	1.00	to	2.55	(2.00)	to	(0.11)
	December 31, 2003	4,896,722	9.7496	to	9.9778	48,317,367	0.38	1.00	to	2.55	(1.93)	to	(0.63)
MMS
	December 31, 2007	14,742,422	10.7767	to	16.0468	188,524,112	4.78	1.00	to	1.85	2.90	to	3.80
	December 31, 2006	14,751,948	10.3731	to	13.9040	182,628,575	4.56	1.00	to	1.85	2.66	to	3.55
	December 31, 2005	15,938,732	10.1733	to	13.4788	191,927,367	2.67	1.00	to	1.85	0.82	to	1.70
	December 31, 2004	19,134,186	10.0645	to	13.3052	228,260,816	0.80	1.00	to	1.85	(1.04)	to	(0.19)
	December 31, 2003	27,710,277	10.1449	to	13.3815	333,687,915	0.64	1.00	to	1.85	(1.23)	to	(0.38)
M1A
	December 31, 2007	9,051,054	10.5672	to	17.0170	138,196,204	-	1.00	to	2.55	(0.35)	to	1.25
	December 31, 2006	8,544,360	10.5494	to	16.8413	128,060,378	-	1.00	to	2.55	10.02	to	11.77
	December 31, 2005	6,422,025	9.5394	to	15.0983	82,239,579	-	1.00	to	2.55	2.29	to	3.91
	December 31, 2004	4,707,914	9.2786	to	14.5596	54,151,676	-	1.00	to	2.55	4.47	to	26.21
	December 31, 2003	3,069,941	8.8358	to	13.7450	28,856,139	-	1.00	to	2.30	22.94	to	33.66
NWD
	December 31, 2007	8,362,104	8.6186	to	17.1469	99,019,794	-	1.00	to	1.85	0.65	to	1.53
	December 31, 2006	10,624,368	8.5367	to	16.9125	125,408,472	-	1.00	to	1.85	11.08	to	12.04
	December 31, 2005	12,797,342	7.6617	to	15.1157	137,501,927	-	1.00	to	1.85	3.27	to	4.16
	December 31, 2004	15,598,558	7.3969	to	14.5325	164,314,000	-	1.00	to	1.85	5.49	to	6.41
	December 31, 2003	17,567,342	6.9904	to	13.6762	176,434,664	-	1.00	to	1.85	32.79	to	33.94
RE1
	December 31, 2007	1,853,837	12.4596	to	19.0382	28,036,878	0.61	1.10	to	2.30	10.36	to	11.72
	December 31, 2006	2,112,711	11.2383	to	17.0586	28,453,629	0.42	1.10	to	2.30	7.79	to	9.11
	December 31, 2005	2,260,668	10.3786	to	15.6503	27,431,958	0.37	1.10	to	2.25	5.29	to	6.53
	December 31, 2004	2,212,955	9.8168	to	14.7062	24,899,828	0.76	1.10	to	2.10	13.05	to	17.40
	December 31, 2003	1,658,552	8.6571	to	12.8834	15,941,604	0.54	1.10	to	2.15	15.22	to	23.64

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
RES
	December 31, 2007	14,094,806	$8.6654	to	$28.7651	$257,818,176	0.84%	1.15%	to	1.85%	11.13%	to	11.94%
	December 31, 2006	18,185,522	7.7933	to	25.7598	297,727,331	0.66	1.15	to	1.85	8.52	to	9.30
	December 31, 2005	23,187,138	7.1781	to	23.6255	352,950,696	0.58	1.15	to	1.85	6.02	to	6.78
	December 31, 2004	28,414,936	6.7673	to	22.1793	416,020,180	0.93	1.15	to	1.85	13.68	to	14.51
	December 31, 2003	34,114,618	5.9499	to	19.4171	449,074,479	0.86	1.15	to	1.85	23.00	to	23.89
RG1
	December 31, 2007	2,707,973	10.8166	to	18.7295	34,458,186	0.16	1.00	to	2.25	6.17	to	8.99
	December 31, 2006	979,416	12.3578	to	17.4884	12,643,624	0.41	1.00	to	2.05	11.12	to	12.31
	December 31, 2005	870,283	11.1213	to	15.6035	9,951,870	0.44	1.10	to	2.05	4.21	to	5.22
	December 31, 2004	905,199	10.6715	to	14.8441	9,872,571	0.47	1.10	to	2.05	11.94	to	13.03
	December 31, 2003	919,450	9.5333	to	13.1465	8,883,437	0.59	1.10	to	2.05	24.88	to	26.09

RGS
	December 31, 2007	14,862,669	11.5494	to	17.6526	208,241,408	0.23	1.00	to	1.85	6.69	to	7.62
	December 31, 2006	6,003,584	10.8138	to	16.4253	77,970,401	0.60	1.00	to	1.85	11.64	to	12.60
	December 31, 2005	6,688,530	9.7530	to	14.6071	78,190,704	0.69	1.00	to	1.85	4.59	to	5.49
	December 31, 2004	7,171,116	9.2426	to	13.8656	80,437,148	0.67	1.00	to	1.85	12.50	to	13.48
	December 31, 2003	7,761,504	8.2069	to	12.2587	77,446,938	0.77	1.15	to	1.85	25.50	to	26.59
RI1
	December 31, 2007	7,944,489	18.5446	to	25.6706	191,456,875	0.92	1.00	to	2.55	9.92	to	11.67
	December 31, 2006	6,902,034	16.7358	to	23.0340	148,626,673	0.93	1.00	to	2.55	24.02	to	25.98
	December 31, 2005	5,123,155	13.4517	to	18.3201	87,231,876	0.59	1.15	to	2.55	13.24	to	14.86
	December 31, 2004	4,045,282	11.8126	to	15.9581	59,726,643	0.38	1.15	to	2.55	17.87	to	19.57
	December 31, 2003	2,221,110	10.6762	to	13.3535	27,027,191	0.26	1.15	to	2.55	25.72	to	31.87
RIS
	December 31, 2007	5,162,219	15.7747	to	28.1322	98,199,663	1.14	1.15	to	1.85	11.05	to	11.86
	December 31, 2006	6,522,015	14.1980	to	25.1497	111,472,872	1.14	1.15	to	1.85	25.12	to	26.03
	December 31, 2005	6,756,158	11.3347	to	19.9559	91,829,693	0.79	1.15	to	1.85	14.41	to	15.24
	December 31, 2004	7,228,881	9.8769	to	17.3169	85,264,194	0.48	1.15	to	1.85	18.95	to	19.82
	December 31, 2003	7,413,002	8.2779	to	14.4526	73,292,770	0.61	1.15	to	1.85	31.38	to	32.34
SG1
	December 31, 2007 (j)	-	-		-	-	-	1.15	to	2.55	6.26	to	6.98
	December 31, 2006	2,994,133	9.0166	to	15.4698	38,158,701	-	1.15	to	2.55	3.67	to	5.15
	December 31, 2005	3,249,303	8.6358	to	14.7193	39,158,679	0.12	1.15	to	2.55	(1.40)	to	0.01
	December 31, 2004	3,351,218	8.6962	to	14.7251	40,429,490	-	1.00	to	2.55	3.86	to	5.51
	December 31, 2003	2,600,189	8.3133	to	13.9839	29,290,904	-	1.00	to	2.55	13.46	to	25.78
SGS
	December 31, 2007 (j)	-	-		-	-	0.11	1.00	to	1.85	6.78	to	7.22
	December 31, 2006	4,617,313	5.8000	to	7.7263	30,067,773	-	1.00	to	1.85	4.61	to	5.52
	December 31, 2005	5,803,755	5.5414	to	7.3504	36,169,909	0.34	1.00	to	1.85	(0.47)	to	0.39
	December 31, 2004	7,207,008	5.5648	to	7.3502	45,009,582	-	1.00	to	1.85	4.84	to	5.75
	December 31, 2003	7,977,749	5.3050	to	6.9772	47,472,900	-	1.00	to	1.85	25.18	to	26.25
SI1
	December 31, 2007	1,425,992	12.5520	to	13.6707	18,942,966	5.10	1.15	to	2.30	0.85	to	2.04
	December 31, 2006	1,662,083	11.2160	to	13.5062	21,695,648	5.71	1.15	to	2.30	4.01	to	5.23
	December 31, 2005	1,805,113	11.9667	to	12.7313	22,487,758	6.66	1.15	to	2.30	(0.72)	to	0.44
	December 31, 2004	1,930,592	12.0538	to	12.6752	24,035,088	5.67	1.15	to	2.25	5.34	to	6.59
	December 31, 2003	1,775,616	11.4507	to	11.8921	20,856,822	4.05	1.15	to	2.25	9.89	to	11.18
SIS
	December 31, 2007	3,392,931	13.4684	to	14.6222	48,007,878	5.51	1.15	to	1.85	1.56	to	2.30
	December 31, 2006	3,797,869	13.2544	to	14.2929	52,671,180	6.07	1.15	to	1.85	4.74	to	5.50
	December 31, 2005	4,397,877	12.6479	to	13.5477	58,018,808	7.12	1.15	to	1.85	0.01	to	0.73
	December 31, 2004	4,922,159	12.6404	to	13.4491	64,706,617	4.80	1.15	to	1.85	6.04	to	6.81
	December 31, 2003	5,366,035	11.9144	to	12.5915	66,281,500	4.48	1.15	to	1.85	10.80	to	11.60
SVS
	December 31, 2007	511,648	11.5718	to	16.8871	7,210,023	1.52	1.15	to	2.35	(4.92)	to	(3.75)
	December 31, 2006	611,352	12.1335	to	17.5537	8,983,508	0.55	1.15	to	2.35	11.25	to	12.62
	December 31, 2005	796,494	10.8728	to	15.5949	10,531,335	0.75	1.15	to	2.30	(3.00)	to	(1.86)
	December 31, 2004	847,507	11.1803	to	15.8984	11,455,484	0.23	1.15	to	2.25	15.05	to	16.41
	December 31, 2003	696,940	9.6926	to	13.6640	8,170,754	0.09	1.15	to	2.30	24.10	to	25.56

(j)  Sub-Account closed on June 25, 2007.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
TE1
	December 31, 2007	314,493	$10.6793	to	$23.5856	$3,552,821	- %	1.15%	to	2.05%	17.53%	to	18.61%
	December 31, 2006	332,775	9.0680	to	19.8947	3,147,970	-	1.15	to	1.85	19.35	to	20.20
	December 31, 2005	419,282	7.5980	to	16.5602	3,377,159	-	1.15	to	1.85	4.07	to	4.81
	December 31, 2004	482,254	7.3009	to	15.8084	3,633,413	-	1.15	to	1.85	(0.13)	to	0.79
	December 31, 2003	547,602	7.2956	to	15.6925	4,095,386	-	1.15	to	2.05	42.38	to	43.69
TEC
	December 31, 2007	4,080,642	4.8154	to	5.4664	21,166,638	-	1.15	to	1.85	17.99	to	18.83
	December 31, 2006	4,306,342	4.0772	to	4.6453	18,818,345	-	1.15	to	1.85	19.72	to	20.57
	December 31, 2005	5,244,561	3.4021	to	3.8152	18,988,564	-	1.15	to	1.85	4.23	to	4.99
	December 31, 2004	6,675,608	3.2606	to	3.6344	23,074,612	-	1.15	to	1.85	0.54	to	1.27
	December 31, 2003	8,298,127	3.2398	to	3.5893	28,352,273	-	1.00	to	2.50	42.71	to	43.74
MFJ
	December 31, 2007	57,895,390	12.2852	to	15.4222	840,502,026	2.67	1.00	to	2.55	1.41	to	3.03
	December 31, 2006	53,249,495	12.0173	to	14.9995	751,331,290	2.50	1.00	to	2.55	9.06	to	10.79
	December 31, 2005	49,480,358	10.9837	to	13.5657	629,492,828	2.32	1.00	to	2.55	0.20	to	1.79
	December 31, 2004	35,062,662	10.9007	to	13.3545	433,233,722	2.17	1.00	to	2.55	8.30	to	10.03
	December 31, 2003	21,048,945	10.2866	to	12.1619	231,480,462	2.74	1.00	to	2.50	9.69	to	15.66
TRS
	December 31, 2007	39,711,318	13.6838	to	42.0157	899,656,744	3.01	1.15	to	1.85	2.38	to	3.13
	December 31, 2006	49,201,194	13.3518	to	34.0206	1,081,166,349	2.82	1.15	to	1.85	10.15	to	10.95
	December 31, 2005	61,210,836	12.1091	to	30.7387	1,229,097,435	2.66	1.15	to	1.85	1.12	to	1.85
	December 31, 2004	70,122,337	11.9625	to	30.2533	1,417,695,061	2.52	1.00	to	1.85	9.40	to	10.35
	December 31, 2003	77,917,832	10.9232	to	27.5211	1,465,467,127	3.35	1.00	to	1.85	14.98	to	15.98
MFE
	December 31, 2007	3,613,171	21.1610	to	36.5673	109,039,810	1.09	1.00	to	2.35	25.25	to	26.99
	December 31, 2006	2,880,540	16.8080	to	28.8532	64,951,521	2.61	1.00	to	2.35	28.87	to	30.65
	December 31, 2005	2,310,367	12.9764	to	22.1297	37,623,081	0.76	1.00	to	2.30	14.35	to	15.81
	December 31, 2004	1,823,681	11.3020	to	19.1479	24,246,657	1.74	1.00	to	2.25	21.17	to	28.71
	December 31, 2003	1,653,827	8.8571	to	14.9068	15,912,021	2.77	1.00	to	2.30	32.90	to	34.67
UTS
	December 31, 2007	11,423,450	17.6690	to	55.8021	329,601,898	1.34	1.15	to	1.85	26.19	to	27.11
	December 31, 2006	14,522,188	13.9930	to	44.0096	327,399,609	2.98	1.15	to	1.85	29.84	to	30.78
	December 31, 2005	16,956,503	10.7441	to	33.7338	299,205,027	0.99	1.15	to	1.85	15.13	to	15.96
	December 31, 2004	18,353,815	9.3039	to	29.1618	285,330,031	1.95	1.15	to	1.85	27.96	to	28.89
	December 31, 2003	20,380,385	7.2490	to	22.6819	249,989,394	3.17	1.15	to	1.85	33.74	to	34.71
MV1
	December 31, 2007	8,166,089	14.7056	to	19.6462	138,202,958	1.35	1.00	to	2.55	4.91	to	6.59
	December 31, 2006	8,782,638	13.9154	to	18.4691	138,689,478	1.28	1.00	to	2.55	17.59	to	19.46
	December 31, 2005	9,478,274	11.7960	to	15.4922	124,900,820	1.19	1.00	to	2.55	3.64	to	5.28
	December 31, 2004	9,411,407	11.3265	to	14.7447	117,692,787	1.14	1.00	to	2.55	12.24	to	14.03
	December 31, 2003	7,717,616	10.0399	to	12.9572	83,091,042	1.35	1.00	to	2.55	18.88	to	23.84
MVS
	December 31, 2007	13,437,738	15.0910	to	21.5393	258,734,352	1.62	1.15	to	1.85	5.92	to	6.69
	December 31, 2006	17,360,967	14.2333	to	20.1884	314,343,755	1.54	1.15	to	1.85	18.73	to	19.59
	December 31, 2005	20,463,991	11.9762	to	16.8820	311,868,666	1.40	1.15	to	1.85	4.63	to	5.39
	December 31, 2004	22,855,509	11.4346	to	16.0188	332,260,043	1.30	1.00	to	1.85	13.38	to	14.36
	December 31, 2003	23,811,669	10.0749	to	14.0264	304,199,758	1.63	1.15	to	1.85	23.00	to	24.06
OBV
	December 31, 2007 (k)	199,285	10.2449	to	10.3095	2,048,287	0.09	1.35	to	2.10	2.45	to	3.10
OCA
	December 31, 2007	2,405,555	13.4033	to	18.1418	41,294,194	0.01	1.30	to	2.55	10.94	to	12.37
	December 31, 2006	2,590,414	11.9843	to	16.1528	39,813,448	0.18	1.30	to	2.55	4.94	to	6.29
	December 31, 2005	2,328,976	11.4153	to	15.2053	33,917,242	0.71	1.30	to	2.55	2.20	to	3.50
	December 31, 2004	2,178,624	12.2953	to	14.6981	30,806,058	0.22	1.25	to	2.55	3.89	to	5.17
	December 31, 2003	1,528,490	11.8349	to	13.9752	20,450,955	0.02	1.35	to	2.55	18.35	to	28.93
OGG
	December 31, 2007	2,653,815	16.1268	to	16.8504	43,790,664	1.05	1.30	to	2.30	3.63	to	4.69
	December 31, 2006	1,996,825	15.4407	to	16.0948	31,585,162	0.68	1.30	to	2.30	14.67	to	15.84
	December 31, 2005	991,457	13.5710	to	13.8938	13,587,975	0.67	1.30	to	2.30	11.44	to	12.58
	December 31, 2004 (d)	514,788	12.1774	to	12.3035	6,301,890	0.10	1.25	to	2.30	16.14	to	17.27
(d)  For the period February 2, 2004 (commencement of operations) through December 31, 2004.
(k)  For the period March 5, 2007 (commencement of operations) through December 31, 2007.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
OMG
	December 31, 2007	44,367,479	$13.1710	to	$16.5411	$706,504,514	0.74%	1.30%	to	2.55%	1.48%	to	2.79%
	December 31, 2006	31,198,650	12.9188	to	16.1003	484,702,859	0.79	1.30	to	2.55	11.84	to	13.27
	December 31, 2005	17,938,766	11.4982	to	14.2212	246,848,978	0.91	1.30	to	2.55	3.05	to	4.37
	December 31, 2004	8,686,835	11.1107	to	13.6327	114,799,188	0.25	1.25	to	2.55	6.36	to	11.40
	December 31, 2003	509,155	11.8023	to	12.6618	6,365,427	0.19	1.35	to	2.30	16.55	to	24.73
OMS
	December 31, 2007	870,402	14.5452	to	20.1827	17,001,852	0.17	1.30	to	2.30	(3.67)	to	(2.68)
	December 31, 2006	925,673	14.9139	to	20.7493	18,678,581	0.02	1.30	to	2.30	12.03	to	13.17
	December 31, 2005	595,796	13.3787	to	18.3437	10,694,455	-	1.35	to	2.30	7.20	to	8.24
	December 31, 2004	489,698	15.2353	to	16.9475	8,170,089	-	1.25	to	2.30	16.43	to	17.57
	December 31, 2003	236,889	13.7917	to	14.4153	3,383,961	-	1.35	to	2.30	30.85	to	42.30
PMB
	December 31, 2007	635,006	13.1766	to	20.5534	12,385,714	5.76	1.30	to	2.25	3.43	to	4.44
	December 31, 2006	534,239	12.6765	to	19.6898	9,997,829	5.39	1.30	to	2.25	6.82	to	7.86
	December 31, 2005	290,180	11.8652	to	18.2643	5,141,808	5.13	1.35	to	2.25	8.30	to	9.29
	December 31, 2004 (d)	96,856	15.8431	to	16.7115	1,583,863	4.20	1.25	to	2.25	9.59	to	10.61
PLD
	December 31, 2007	80,692,069	10.3597	to	10.8883	864,760,462	4.75	1.30	to	2.55	4.62	to	5.97
	December 31, 2006	45,681,184	9.9020	to	10.2799	463,694,126	4.25	1.30	to	2.55	1.33	to	2.63
	December 31, 2005	23,604,352	9.7717	to	10.0216	234,513,041	2.90	1.30	to	2.55	(1.56)	to	(0.30)
	December 31, 2004 (d)	11,851,375	9.9261	to	10.0564	118,663,580	1.46	1.25	to	2.55	(0.75)	to	0.47
PRR
	December 31, 2007	4,125,528	11.0670	to	13.2982	53,416,156	4.64	1.30	to	2.35	8.05	to	9.22
	December 31, 2006	3,162,459	10.1108	to	12.1816	37,613,046	4.23	1.30	to	2.35	(1.65)	to	(0.59)
	December 31, 2005	2,712,386	10.2970	to	12.2602	32,648,274	2.84	1.30	to	2.30	(0.24)	to	0.77
	December 31, 2004	1,942,972	10.2697	to	12.1722	23,367,250	1.04	1.25	to	2.30	2.70	to	7.44
	December 31, 2003	997,936	11.1063	to	11.3288	11,220,537	1.66	1.35	to	2.30	6.35	to	7.38
PTR
	December 31, 2007	20,114,681	10.8948	to	12.3852	243,883,703	4.78	1.30	to	2.55	5.97	to	7.34
	December 31, 2006	6,231,960	10.2806	to	11.5442	70,316,909	4.41	1.30	to	2.55	1.21	to	2.51
	December 31, 2005	5,192,072	10.1577	to	11.2677	57,410,982	3.44	1.30	to	2.55	(0.15)	to	1.12
	December 31, 2004	4,491,441	10.1448	to	11.1480	49,373,803	1.90	1.25	to	2.55	1.45	to	3.47
	December 31, 2003	3,385,657	9.9532	to	10.7740	36,064,300	2.54	1.35	to	2.55	(0.47)	to	3.63
PRA
	December 31, 2007	340,476	11.0947	to	11.2797	3,802,578	8.56	1.35	to	2.25	5.88	to	6.86
	December 31, 2006	192,534	10.4068	to	10.5620	2,021,607	6.50	1.35	to	2.25	2.31	to	3.25
	December 31, 2005 (f)	18,761	10.2116	to	10.2236	191,646	4.67	1.35	to	2.05	2.12	to	2.24
PCR
	December 31, 2007	977,885	11.7108	to	11.9855	11,610,424	4.99	1.30	to	2.35	20.33	to	21.63
	December 31, 2006	494,790	9.7092	to	9.8541	4,852,130	6.00	1.30	to	2.30	(5.32)	to	(4.36)
	December 31, 2005 (f)	49,012	10.2856	to	10.3019	504,509	2.08	1.35	to	2.30	2.86	to	3.02
SSA
	December 31, 2007	643,565	11.5044	to	12.6500	7,577,757	0.69	1.30	to	2.30	(8.24)	to	(7.30)
	December 31, 2006	403,028	12.4447	to	13.6457	5,143,745	1.56	1.30	to	2.30	17.03	to	18.22
	December 31, 2005	146,395	10.7134	to	11.5423	1,582,621	-	1.30	to	2.30	(3.25)	to	(2.26)
	December 31, 2004 (d)	99,939	11.0730	to	11.1712	1,110,866	0.09	1.25	to	2.30	10.73	to	11.71
SVV
	December 31, 2007 (k)	2,540,048	10.5313	to	10.5978	26,839,611	0.52	1.35	to	2.10	5.31	to	5.98
LGF
	December 31, 2007	223,425	10.2859	to	10.4178	2,312,144	-	1.35	to	2.10	4.53	to	5.33
	December 31, 2006 (h)	80,896	9.8104	to	9.8937	797,765	-	1.35	to	2.10	(1.60)	to	(1.10)
IGB
	December 31, 2007	2,196,971	10.5929	to	11.0236	23,839,225	4.94	1.30	to	2.35	1.07	to	2.16
	December 31, 2006	821,108	10.4189	to	10.7963	8,748,658	5.05	1.30	to	2.30	2.73	to	3.78
	December 31, 2005	340,324	10.2177	to	10.4083	3,511,097	4.45	1.30	to	2.30	(0.60)	to	0.41
	December 31, 2004 (d)	67,201	10.2282	to	10.3705	694,126	4.32	1.25	to	2.30	2.28	to	3.71
VSC
	December 31, 2007 (k)	10,111,572	9.7546	to	9.8411	99,172,712	-	1.30	to	2.35	(2.45)	to	(1.59)

(d)  For the period February 2, 2004 (commencement of operations) through December 31, 2004.
(f)   For the period October 31, 2005 (commencement of operations) through December 31, 2005.
(h)  For the period May 1, 2006 (commencement of operations) through December 31, 2006.
(k)  For the period March 5, 2007 (commencement of operations) through December 31, 2007.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
SRE
	December 31, 2007	10,404,402	$14.9817	to	$15.7163	$161,037,838	1.28%	1.30%	to	2.55%	(15.56)%	to	(14.47)%
	December 31, 2006	5,480,387	17.7423	to	18.3844	99,533,635	1.38	1.30	to	2.55	35.12	to	36.85
	December 31, 2005	3,596,058	13.1306	to	13.4410	47,926,006	1.38	1.30	to	2.55	6.58	to	7.95
	December 31, 2004 (d)	1,693,151	12.3194	to	12.4577	20,994,795	-	1.25	to	2.55	23.19	to	24.58
SC3
	December 31, 2007	608,427	19.3181	to	23.3818	13,338,079	1.33	1.35	to	2.55	(15.36)	to	(14.31)
	December 31, 2006	769,769	22.8241	to	27.3850	19,831,254	1.58	1.35	to	2.55	35.43	to	37.09
	December 31, 2005	967,700	16.8526	to	20.0460	18,256,525	1.61	1.35	to	2.55	6.88	to	8.19
	December 31, 2004	1,046,871	15.7675	to	18.5935	18,344,566	1.68	1.25	to	2.55	29.91	to	31.52
	December 31, 2003	960,307	12.1371	to	14.1883	12,836,641	-	1.35	to	2.55	21.37	to	34.11
CMM
	December 31, 2007	161,444	10.5037	to	10.7137	1,712,816	4.50	1.35	to	2.05	2.46	to	3.19
	December 31, 2006	119,244	10.1589	to	10.3821	1,230,135	4.30	1.35	to	2.05	2.21	to	2.93
	December 31, 2005 (e)	48,728	10.0463	to	10.0862	490,142	2.24	1.35	to	1.85	0.46	to	0.86
VLC
	December 31, 2007 (k)	1,104,540	9.8387	to	9.9008	10,902,301	-	1.35	to	2.10	(1.61)	to	(0.99)
WTF
	December 31, 2007	109,329	14.3426	to	14.7127	1,593,216	-	1.35	to	2.25	6.92	to	7.91
	December 31, 2006	76,127	13.3415	to	13.6344	1,031,416	0.29	1.35	to	2.25	17.02	to	18.09
	December 31, 2005 (e)	36,338	11.4820	to	11.5458	418,444	-	1.35	to	2.05	14.82	to	15.46
USC
	December 31, 2007	5,229	12.0360	to	12.1732	63,311	-	1.65	to	2.05	3.22	to	3.64
	December 31, 2006	2,650		11.7457		31,111	0.13		1.65			6.10
	December 31, 2005 (e)	699		11.0707		7,735	-		1.65			10.71

(d)  For the period February 2, 2004 (commencement of operations) through December 31, 2004.
(e)  For the period April 25, 2005 (commencement of operations) through December 31, 2005.
(k)  For the period March 5, 2007 (commencement of operations) through December 31, 2007.

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(7) Tax Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code (the “Code”), a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract. The Sponsor believes that the Sub-Account satisfies the current requirements of the regulations, and it intends that the Sub-Account will continue to meet such requirements.

Report of Independent Registered Public Accounting Firm

To the Participants in Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun life Financial Masters Extra, Sun life Financial Masters Choice, Sun life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts of Sun Life of Canada (U.S.) Variable Account F and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of condition of Arnhold First Eagle Overseas Variable Fund Sub-Account, Columbia Small Cap Value Fund Sub-Account, Columbia Marsico 21st Century Portfolio Sub-Account, Columbia Marsico 21st Century Fund, Class B Sub-Account, Columbia Marsico Growth Fund Class B Sub-Account, Columbia Marsico Growth Portfolio Sub-Account, Columbia Marsico International Opportunities Portfolio Sub-Account, Fidelity VIP Balanced Svc 2 Sub-Account, Fidelity VIP Freedom 2010 Portfolio Sub-Account, Fidelity VIP Freedom 2015 Portfolio Sub-Account, Fidelity VIP Freedom 2020 Portfolio Sub-Account, Fidelity VIP Mid Cap Svc 2 Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund Sub-Account, Franklin Templeton VIP Templeton Developing Markets Securities Fund Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund Class 2 Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund Sub-Account, Franklin Templeton VIP Franklin Income Securities Class 2 Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Class 2 Sub-Account, Lord Abbett All Value Portfolio Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Growth Opportunities Portfolio Sub-Account, Lord Abbett Mid Cap Value Portfolio Sub-Account, MFS/Sun Life Bond S Class Sub-Account, MFS/Sun Life Bond Series Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Capital Appreciation Series Sub-Account, MFS/Sun Life Capital Opportunities S Class Sub-Account, MFS/Sun Life Capital Opportunities Series Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Emerging Growth Series Sub-Account, MFS/Sun Life Emerging Markets Equity S Class Sub-Account, MFS/Sun Life Emerging Markets Equity Series Sub-Account, MFS/Sun Life Global Governments S Class Sub-Account, MFS/Sun Life Global Governments Series Sub-Account, MFS/Sun Life Global Growth S Class Sub-Account, MFS/Sun Life Global Growth Series Sub-Account, MFS/Sun Life Global Total Return S Class Sub-Account, MFS/Sun Life Global Total Return Series Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Government Securities Series Sub-Account,  MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life High Yield Series Sub-Account, MFS/Sun Life International Growth S Class Sub-Account, MFS/Sun Life International Growth Series Sub-Account, MFS/Sun Life International Investors Trust S Class Sub-Account, MFS/Sun Life International Investors Trust Series Sub-Account, Massachusetts Investors Growth Stock S Class Sub-Account, Massachusetts Investors Growth Stock Series Sub-Account, Massachusetts Investors Trust S Class Sub-Account, Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Mid Cap Growth S Class Sub-Account, MFS/Sun Life Mid Cap Growth Series Sub-Account, MFS/Sun Life Mid Cap Value S Class Sub-Account, MFS/Sun Life Money Market S Class Sub-Account, MFS/Sun Life Money Market Series Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account, MFS/Sun Life New Discovery Series Sub-Account, MFS/Sun Life Research S Class Sub-Account, MFS/Sun Life Research Series Sub-Account, MFS/Sun Life Research Growth and Income S Class Sub-Account, MFS/Sun Life Research Growth and Income Series Sub-Account, MFS/Sun Life Research International S Class Sub-Account, MFS/Sun Life Research International Series Sub-Account, MFS/Sun Life Strategic Growth S Class Sub-Account, MFS/Sun Life Strategic Growth Series Sub-Account, MFS/Sun Life Strategic Income S Class Sub-Account, MFS/Sun Life Strategic Income Series Sub-Account, MFS/Sun Life Strategic Value S Class Sub-Account, MFS/Sun Life Technology S Class Sub-Account, MFS/Sun Life Technology Series Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Total Return Series Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Utilities Series Sub-Account, MFS/Sun Life Value S Class Sub-Account, MFS/Sun Life Value Series Sub-Account, Oppenheimer VA Balanced VA Fund Sub-Account, Oppenheimer VA Capital Appreciation Fund Sub-Account, Oppenheimer VA Global Securities Fund Sub-Account, Oppenheimer VA Main Street Fund Sub-Account, Oppenheimer VA Main St. Small Cap Fund Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Real Return Portfolio Sub-Account, PIMCO VIT Total Return Portfolio Sub-Account, VIT All Asset Portfolio Sub-Account, VIT Commodity Real Return Strategy Portfolio Sub-Account, Sun Capital All Cap S Class Sub-Account, Sun Capital Davis Venture Value S Class Sub-Account, Sun Capital FI Large Cap Growth Fund Sub-Account, Sun Capital Investment Grade Bond S Class Sub-Account, Sun Capital Oppenheimer Main Street Small Cap S Class Sub-Account, Sun Capital Real Estate Fund S Class Sub-Account, Sun Capital Real Estate Fund Sub-Account, Sun Capital Money Market S Class Sub-Account, Van Kampen LIT Comstock II Sub-Account, Wanger Select Sub-Account, and Wanger U.S. Smaller Companies Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the “Sub-Accounts”), as of December 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Sponsor’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2007, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 18, 2008

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

Audited:

		1.	Consolidated Statements of Income, Years Ended December 31, 2007, 2006 and 2005;
		2.	Consolidated Balance Sheets, December 31, 2007 and 2006,
		3.	Consolidated Statements of Comprehensive Income, Years Ended December 31, 2007, 2006 and 2005;
		4.	Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2007, 2006 and 2005;
		5.	Consolidated Statements of Cash Flows, Years Ended December 31, 2007, 2006 and 2005;
		6.	Notes to Consolidated Financial Statements; and
		7.	Report of Independent Registered Public Accounting Firm.

	C.	Financial Statements of the Registrant (Part B)

		1.	Statement of Condition, December 31, 2007;
		2.	Statement of Operations, Year Ended December 31, 2007;
		3.	Statements of Changes in Net Assets, Years Ended December 31, 2007 and December 31, 2006;
		4.	Notes to Financial Statements; and
		5.	Report of Independent Registered Public Accounting Firm.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)
Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)
Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(ii)
Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(iii)
Specimen Registered Representatives Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)	Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(b)
Specimen Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(c)
Specimen Flexible Payment Combination Fixed/Variable Individual Annuity Contract(Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(d)	Specimen Secured Returns 2 Rider to Certificate filed as Exhibit (4)(b) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004);

(4)(e)
Specimen Secured Returns 2 Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004);

(4)(f)
Specimen Secured Returns for Life Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 2, 2005);

(4)(g)
Specimen Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 3, 2006);

(4)(h)
Specimen Income ON Demand Benefit Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(i)
Specimen Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(j)
Specimen Retirement Income Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(4)(k)
Specimen Retirement Income Escalator II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(l)
Specimen Income ON Demand II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(m)
Specimen Income ON Demand II Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(n)
Specimen Income ON Demand II Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(5)(a)
Specimen Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333- 74884, filed on February 14, 2002);

(5)(b)
Specimen Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(7)	Not Applicable;

(8)(a)
Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 26, 1999);

(8)(b)
Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 26, 1999);

(8)(c)
Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(d)
Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed on February 3, 2000);

(8)(e)
Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(f)
Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(g)
Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(h)
Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(i)
Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada (U.S.), Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(j)	Form of Participation Agreement (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-74884, filed on December 10, 2001);

(8)(k)
Participation Agreement Among Liberty Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 1, 2004);

(8)(l)
Participation Agreement Among SteinRoe Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 1, 2004);

(8)(m)
Participation Agreement Among Wanger Advisors Funds, Wanger Asset Management LP and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 1, 2004);

(8)(n)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(o)
Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(p)
Participation Agreement Among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(q)
Participation Agreement dated February 15, 2005 among Nations Separate Account Trust, BACAP Distributors, LLC, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(r)
Participation Agreement by and among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(s)
Participation Agreement by and among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(t)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(u)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (US), Van Kampen Life Investments Trust, Van Kampen Funds Inc., and Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6 of Sun Life of Canada (US) Variable Account I, File No. 333-100831, filed on April 29, 2005);

(8)(v)
Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 of Sun Life of Canada (US) Variable Account G, File No. 333-111688, filed on April 27, 2007);

(8)(w)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(x)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

(9)
Opinion of Counsel as to the legality of the securities being registered and Consent to its use (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83362, filed on February 25, 2002);

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to 485(b);*

(11)	Financial Statement Schedules I and VI (Incorporated herein by reference to the Depositor's Form 10-K Annual Report for the fiscal year ended December 31, 2007, filed on March 27, 2008);

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 29, 1998);

(14)	Not Applicable;

(15)(a)	Powers of Attorney (Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, File No. 333-83362, filed on May 1, 2008);

(15)(b)
Resolution of the Board of Directors of the depositor dated July 24, 2003, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(16)	Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008).

* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Jon A. Boscia Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director
Richard P. McKenney Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director
Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, SLF U.S. and Director
Michele G. Van Leer Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Director ad General Manager, Retail Insurance and Annuity Division
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Maura E. Slattery Machold Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed February 12, 2008.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of July 31, 2008 there were 5,689 qualified and 5,382 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, I, and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J, and N and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	James J. Cahill	President
	Michele G. Van Leer	Director
	Scott M. Davis	Director
	Ronald H. Friesen	Director
	Michael S. Bloom	Secretary
	Ann B. Teixeira	Assistant Vice President, Compliance
	Kathleen T. Baron	Chief Compliance Officer
	Michael L. Gentile	Vice President
	William T. Evers	Assistant Vice President and Senior Counsel
	Jane F. Jette	Financial/Operations Principal and Treasurer
	Alyssa Gair	Assistant Secretary
	Michelle D'Albero	Counsel

*The principal business address of all directors and officers of the principal underwriter is, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 20th day of October, 2008.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Westley V. Thompson
Westley V. Thompson
President, SLF U.S.

Attest:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson	President, SLF U.S. and Director	October 20, 2008
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Senior Vice President and Chief Financial Officer	October 20, 2008
Ronald H. Friesen	and Treasurer and Director
(Principal Financial Officer)

/s/ Michael K. Moran*	Vice President and Chief Accounting Officer	October 20, 2008
Michael K. Moran	(Principal Accounting Officer)

/s/ Jon A. Boscia	Director	October 20, 2008
Jon A. Boscia

/s/ Michele G. Van Leer	Director	October 20, 2008
Michele G. Van Leer

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	October 20, 2008
Sandra M. DaDalt	Scott M. Davis, Director
Richard P. McKenney, Director

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on or about February 5, 2004. Powers of attorney are included herein as Exhibit 15(a).

EXHIBIT INDEX

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to 485(b)